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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-4770
                                       ----------------

           Strong Municipal Funds, Inc., on behalf of the Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong
       Municipal Money Market Fund, Strong Short-Term High Yield Municipal
       Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal
                Income Fund, and Strong Wisconsin Tax-Free Fund;
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: October 31
                        ----------------

Date of reporting period: April 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders


                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                Municipal Income

                                                                           Funds

                              [PHOTO APPEARS HERE]

         Strong High-Yield Municipal Bond Fund

       Strong Intermediate Municipal Bond Fund

                    Strong Municipal Bond Fund

   Strong Short-Term High Yield Municipal Fund

                Strong Minnesota Tax-Free Fund

         Strong Short-Term Municipal Bond Fund

                Strong Wisconsin Tax-Free Fund

                                                                   [STRONG LOGO]

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                Municipal Income

                                                                           Funds

Table of Contents

Investment Reviews

      Strong High-Yield Municipal Bond Fund................................... 2
      Strong Intermediate Municipal Bond Fund................................. 4
      Strong Municipal Bond Fund.............................................. 6
      Strong Short-Term High Yield Municipal Fund............................. 8
      Strong Minnesota Tax-Free Fund..........................................10
      Strong Short-Term Municipal Bond Fund...................................12
      Strong Wisconsin Tax-Free Fund..........................................14

Bond Glossary.................................................................16

Financial Information

      Schedules of Investments in Securities
           Strong High-Yield Municipal Bond Fund..............................17
           Strong Intermediate Municipal Bond Fund............................19
           Strong Municipal Bond Fund.........................................23
           Strong Short-Term High Yield Municipal Fund........................27
           Strong Minnesota Tax-Free Fund.....................................33
           Strong Short-Term Municipal Bond Fund..............................34
           Strong Wisconsin Tax-Free Fund.....................................42
      Statements of Assets and Liabilities....................................48
      Statements of Operations................................................51
      Statements of Changes in Net Assets.....................................54
      Notes to Financial Statements...........................................56

Financial Highlights..........................................................65
Directors and Officers........................................................70

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

A Time of High Drama

The six-month period from November 1, 2002, through April 30, 2003, was extraordinarily eventful. Congressional elections on November 5 resulted in the shift of control of the U.S. Senate to the Republican Party. At the same time, the GOP gained ground in the House of Representatives, presenting President Bush with a renewed opportunity to work with sympathetic legislative majorities.

The day after the election, the Federal Reserve Open Market Committee (FOMC) initiated a surprise 0.50% cut in short-term interest rates. In the accompanying statement, the Committee members explained:

"Heightened uncertainty and concerns about a deterioration in business conditions both here and abroad are damping economic activity. For the foreseeable future, then, the Committee continues to believe that, against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are weighted mainly toward conditions that may generate economic weakness."

However, the committee members professed optimism on the long-term outlook despite the challenges posed by the war on terrorism and other geopolitical stresses:

"Although the necessary reallocation of resources to enhance security may restrain advances in productivity for a time, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate."

With its 12 consecutive rate cuts of this cycle, the Fed pushed the overnight Federal Funds target to 1.25%, its lowest level in decades. The yields on longer-term securities fell as well. The benchmark 10-year Treasury yield was nearly 4.1% on Election Day. By the end of 2002, it had fallen to about 3.8%. In early January, interest rates moved higher on the belief that an acceleration in economic activity was imminent. This hope was dashed on January 10 with the release of a disappointing employment report, which showed a deterioration in labor market conditions. Bond market yields resumed their long slide, pushed along by a succession of shaky economic reports, as well as saber-rattling in both Iraq and North Korea.

Oil and gas prices surged higher in the first quarter, reflecting apprehension over the Middle East, a debilitating labor strike in Venezuela, and civil unrest in Nigeria. The stock market, which had enjoyed a bounce from its October 9 low, resumed its sickening slide.

The Dogs of War Are Loosed

All these trends reversed in the middle of March. After months of nervousness over a potential conflict with Iraq, financial markets greeted the imminent launch of the U.S.-led Operation Iraqi Freedom with a burst of enthusiasm. It seemed that the wait for war was more troublesome than the war itself: oil prices, which had spiked in expectation of war, suddenly plummeted as hostilities commenced. Stock markets in the U.S. and around the world rallied. Treasury bonds sold off in an unwind of the "flight to safety" trade.

                                                        (Continued on next page)

The rise in bond yields was capped on March 21, however, with the 10-year Treasury trading at a yield of approximately 4.1%. By the end of April, the yield had sunk to the neighborhood of 3.8%.

The mortgage-backed and corporate sectors of the bond market also performed well over the six-month period. The yield premium of corporates over Treasuries narrowed dramatically from the near-panic levels of last autumn. The lower range of the investment-grade category--bonds rated BBB by Standard and Poor's and Baa by Moody's--saw the biggest gains. Industries like telecommunications, media, utilities, and autos, which had been pummeled in the long rout of the preceding 12 months, bounced back smartly. Prices for high-yield bonds (non-investment grade or "junk") shot skyward. Investors were generally rewarded handsomely for taking more risk, whether in the form of duration (interest-rate sensitivity) or credit.

The Road Ahead

Falling interest rates are a mixed blessing for bond investors. On the one hand, the process of getting to lower rates generates outsized returns as coupon income is supplemented with capital gains. On the other hand, having arrived at a low rate level, prospective returns may appear meager. Investors who remember double-digit Treasury yields are unlikely to regard 3.8% per year for ten years as particularly enticing. While some additional yield can be obtained by diversification into corporate and mortgage-backed securities, the most conservative investors--those unwilling to accept either duration or credit risk--would seem to be in a tight spot. But yields may not be as lean as they seem, because one of the most important drivers of the long rally in bonds has been a dramatic fall in inflation. Low inflation means that real (inflation-adjusted) returns can be attractive even when nominal yields (the figures generally cited in the media and on investor reports) are slim. The key question is: Will inflation stay low? Can it go much lower? Or is a shift to rising inflation more likely? What about the possibility of deflation--a sustained fall in the broad range of prices for goods and services?

Largely unknown in the United States since the Great Depression, deflation has been the least of our worries in recent decades. An accelerating rise in the price level was perceived as the primary financial threat. And with good reason. Between 1964 and 1980, inflation in the United States rose from 1% to nearly 15%. The inflationary surge disrupted capital markets, distorted tax structures, degraded the quality of financial reporting, and made long-term planning nearly impossible. When a crisis point was reached, the political and monetary authorities were jolted into taking decisive action. Federal Reserve Board Chairman Paul Volcker led a determined assault on inflation, reinstating the monetary discipline that had been lost when President Richard Nixon ended dollar-gold convertibility in 1971.

For two decades Volcker and his successor, Alan Greenspan, pursued policies designed to produce disinflation--a gradual reduction in the rate of inflation. The operational theory underlying their approach was that inflation is a monetary phenomenon, a view often summarized as "too much money chasing too few goods." Control over the supply of money was perceived as the key to squeezing out inflation. Policy discussions often revolved around the desire to maximize economic growth (and so employment) without igniting inflationary pressure.

The experience of the latter 1990s showed that it was possible to have both a falling unemployment rate and a falling inflation rate. Even so, the decisions of the Federal Reserve were generally couched in terms of an implicit trade-off between the two. For example, on January 29 of this year, the FOMC's post-meeting announcement included the statement, "...the Committee believes that, against the background of its long-run policy goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to the prospects for both goals for the foreseeable future." Similar language had been invoked in prior meetings.

An Evolution in Monetary Policy

When the FOMC met on March 18, the committee members blamed the fog of war for their inability to determine the greater risk between higher inflation and weaker growth:

"In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision-making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth."

But new ground was broken at the May 6 FOMC meeting. While electing to leave its interest rate targets unchanged, the committee reconfigured its risk-assessment formula. Instead of a growth-versus-inflation dynamic, the members wrote:

"...the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level."

I believe a rough translation of this message in ordinary English would be: "We think that economic growth is going to be okay, but we're a little worried that deflation is now a bigger threat than inflation." There have been pockets of deflation in recent years--computers, long distance telephone service, and consumer electronics are examples--but the overall price level has continued to rise, albeit slowly. With the new language of the May 6 meeting, the committee members have expressed the fear--however small--that deflation will spread to the economy as a whole.

Relative to the experience of the last two decades, a yield of 3% or 4% seems paltry. On the other hand, if inflation falls to zero, a 4% nominal yield is also a 4% real yield. Compare that to where we were in 1980, when long Treasuries yielded about 12.5%, inflation was also 12.5%, and the real yield was zero! It remains to be seen whether the era of inflation is truly over, and if it is, whether price stability or outright deflation is in store for us.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong High-Yield Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                             From 10-1-93 to 4-30-03

                              [CHART APPEARS HERE]

                                The Strong                       Lipper High
                                High-Yield   Lehman Brothers   Yield Municipal
                                 Municipal      Municipal         Debt Funds
                                 Bond Fund     Bond Index*          Index*

Oct 93                          $   10,000   $        10,000   $        10,000
Oct 94                          $   10,211   $         9,583   $         9,635
Oct 95                          $   11,380   $        11,005   $        10,921
Oct 96                          $   12,045   $        11,632   $        11,509
Oct 97                          $   13,532   $        12,620   $        12,550
Oct 98                          $   14,642   $        13,631   $        13,464
Oct 99                          $   14,043   $        13,390   $        13,122
Oct 00                          $   13,925   $        14,530   $        13,560
Oct 01                          $   13,800   $        16,056   $        14,446
Oct 02                          $   12,492   $        16,998   $        14,800
Apr 03                          $   11,783   $        17,608   $        15,275

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund continued to make progress in redirecting the overall portfolio composition. Several non-rated or defaulted positions were sold or liquidated over the past six months, with the cash proceeds being reinvested into investment-grade securities. The high-yield municipal market continues to make progress, and its overall tone continued to improve over the past six months. The Fund continues to produce an attractive level of tax-free income and to work on lowering overall volatility compared with other long-term, high-yield municipal funds.

A volatile period for high-yield municipals

The high-yield sector of the municipal market saw appreciation over the period but with increased volatility. The difference, or spread, between the yields of BBB- and AAA-rated municipals continued to be wide, reaching almost a full percentage point. This spread has declined, but it is still wide on a historic basis and suggests that lower-quality municipal securities may have more room to appreciate.

Volatility in the municipal market was significant this period, driven by disappointing economic news as well as developments affecting individual sectors. The market tended to track what appeared to be general investor perception of a recovery (or lack thereof) in the economy.

The Federal Reserve moved short-term rates lower from 1.75% to 1.25% in November 2002. The Fed has now indicated it will maintain a wait-and-see attitude. Market interest rates initially moved higher, as investors banked on an economic recovery and potential stock market climb. This trend did not hold, though, and talk of economic recovery was replaced with a focus on the Iraq war. The news out of Iraq and its implications to the market proved to be the dynamic driving force over the past several months.

Although municipals did not experience a dramatic tightening of yield spreads, they did experience some improvement. For example, only last autumn many investors were shunning municipal bonds backed by investor-owned utilities. But over the past several months, these utilities have delivered on earnings, resulting in a dramatic decrease in utility yields. Other sectors that performed well included healthcare and housing.

Restructuring efforts continue

Although the Fund was able to deliver a high level of income over the period, it was not sufficient to entirely offset deterioration in several larger holdings. The Fund ended the period with an average credit quality weighting of B. As discussed in past reports, we have continued to make progress on lowering overall position sizes in the Fund's portfolio, primarily with respect to lower-rated credits. The Fund's overall percentage of defaulted holdings has fallen to below 10% of assets.

We have reinvested cash in higher-quality bonds and participated in opportunistic trading, but the benefits of these efforts were overshadowed by the credit deterioration of other Fund holdings. Our repositioning efforts are progressing, and although the tone of the high-yield municipal market has improved, it is too early to say a recovery is on its way. The lack of significant supply in the new issue market has spurred demand for secondary market issues, creating the opportunity to sell some of the Fund's holdings at better prices than were previously available.

Making use of opportunities

The Fund's increased cash holdings have allowed us to participate in several trades, involving both new issuance and the secondary market. Some of these transactions were opportunistic, while others represented a longer-term approach. These trades include securities in the corporate-backed airline and tobacco sectors. After very difficult periods for those areas of the municipal market, many bonds in these sectors now represent attractive value.

We also purchased an issue on the secondary market that derives most of its revenue from a large Native-American-operated casino. We find this sector attractive and are looking for additional opportunities in this niche. Lastly, we sought to capitalize on the rally in corporate credits by buying corporate-backed municipal bonds that we believed represented good value.

In our assessment, municipal debt continues to be attractive when compared with taxable bonds. We anticipate keeping the Fund's duration and maturity fairly constant over the next six months or until some signs of an economic recovery emerge.

We appreciate your continued investment in the Strong High-Yield Municipal Bond Fund.

Mary-Kay H. Bourbulas
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                        -9.04%

          3-year                                                        -5.13%

          5-year                                                        -3.60%

          Since Fund Inception                                           1.73%
          (10-1-93)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     6.32%

Average effective maturity/3/                                       13.4 years

Average quality rating/4/                                                    B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/3/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower rated municipal debt issues. Source of the Lehman Brothers index data is Standard & Poor's Micropal. Source of the Lipper Index data is Lipper Inc.

Strong Intermediate Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Intermediate Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average effective maturity between three and ten years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                             From 7-31-01 to 4-30-03

                              [CHART APPEARS HERE]

                             The Strong                            Lipper
                            Intermediate   Lehman Brothers      Intermediate
                              Municipal    Municipal 7 Year       Municipal
                              Bond Fund      Bond Index*      Debt Funds Index*

Aug 01                      $     10,000   $         10,000   $          10,000
Oct 01                      $     10,360   $         10,250   $          10,234
Jan 02                      $     10,437   $         10,243   $          10,198
Apr 02                      $     10,625   $         10,400   $          10,322
Jul 02                      $     10,999   $         10,714   $          10,604
Oct 02                      $     11,095   $         10,893   $          10,723
Jan 03                      $     11,276   $         11,064   $          10,852
Apr 03                      $     11,509   $         11,297   $          11,069

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7 Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund slightly outperformed its broad-based benchmark and peer group during the six months ended April 30, 2003. We kept the Fund's overall positioning, in terms of average credit quality and duration, relatively close to its benchmark. On a relative basis, the Fund's performance suffered late in the period due to our overweighting in bonds backed by tobacco settlement payments, which came under pressure this spring. However, our security selection in other parts of the market helped to offset losses in that sector.

Interest rates moved in a relatively wide range

While yields in the fixed-income markets generally trended lower, they fluctuated in a fairly wide band. For example, ten-year Treasuries fluctuated by about 70 basis points, a relatively large range. As they have in recent periods, interest rates tended to move higher when the stock market did better and lower when the equity markets sold off. At the end of the period, though, bonds did not sell off, even as stocks began to perform more strongly.

Early in the period, the Federal Reserve lowered short-term interest rates by half a percentage point, from 1.75% to 1.25%. Despite this sharp cut, market rates initially moved higher as the stock market picked up steam since investors largely appeared to be anticipating that an economic recovery would soon begin to take hold. This trend reversed fairly quickly, however, as investors turned their focus to the Iraq situation and became less optimistic about an economic recovery.

Within the municipal market, the steepness of the yield curve allowed the Fund to take advantage of so-called "roll down" opportunities. For example, at one point, the yield differential between a five-year municipal bond (yielding 2.41%) and a four-year muni (yielding 2.07%) was 34 basis points, or 0.34%. In a stable interest rate environment, as the five-year bonds get closer to maturity and become four-year bonds, their yields decline--which, in turn, means the prices of those bonds increase. This increase in the dollar value of these bonds has a positive impact on the Fund's total return. Bonds in the Fund with maturities between two and ten years tended to benefit most from this roll-down effect during the period.

Factors in our outperformance

As stated above, the Fund's average positioning during the period was close to neutral, relative to its benchmark. We did, however, selectively overweight and underweight certain sectors and maturity ranges at specific times, and these positions had an impact on performance. For example, the Fund's holdings in investor-owned utilities--where the Fund has been overweighted for the past year--performed very well. The Fund also had overweighting in the strong-performing healthcare sector.

On the negative side, the Fund did have a position in the tobacco sector. These bonds, backed by settlement payments from the tobacco industry to various state governments, performed very poorly. These bonds suffered from concerns relating to recent litigation that cast some doubt on the certainty of the cash flows supporting these bonds. On a positive note, the volatility within this sector allowed us to selectively reposition the Fund's holdings within it, providing some tax benefits to the Fund. Another area of weakness was the Fund's position in the airline sector. High-profile bankruptcy filings--and the potential for more filings--among some of the country's largest carriers raised serious concerns in the airline sector. This was exacerbated by the Iraq war and the SARS outbreak. By the end of the six-month period, this sector was showing some signs of improvement, as one large carrier averted bankruptcy, and airline traffic trends started to pick up.

The potential for improvement in some municipal sectors

As President Bush refocuses his efforts on U.S. economic growth, we expect to see more fiscal stimulus out of Washington. We also believe the Federal Reserve will remain very accommodative, given its stated outlook that it views the potential for a deflationary environment as a bigger risk for the economy than an inflationary one.

We are therefore keeping the Fund's interest-rate exposure near or slightly below its benchmark level. We have also added to the Fund's position in bonds rated A and BBB, which in the municipal market appear to have substantial room for potential appreciation.

Thank you for your investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         8.32%

          Since Fund Inception                                           8.37%
          (7-31-01)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     3.71%

Average effective maturity/3/                                       5.8 years

Average quality rating/4/                                                   A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. The advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 0.32%. Otherwise, the current yield would have been 3.02%, and returns would have been lower.

/3/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 7 Year Bond Index is an unmanaged index generally representative of seven-year, tax-exempt bonds. Lipper Intermediate Municipal Debt Funds Index is the average of the 30 largest funds in this Lipper category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years. Source of the Lehman Brothers index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 25% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 10-23-86 to 4-30-03

                              [CHART APPEARS HERE]

                                                                     Lipper
                                The Strong   Lehman Brothers        General
                                Municipal       Municipal          Municipal
                                Bond Fund      Bond Index*     Debt Funds Index*

Oct 86                          $   10,000   $        10,000   $          10,000
Oct 87                          $    9,657   $         9,962   $           9,730
Oct 88                          $   10,644   $        11,412   $          11,308
Oct 89                          $   11,288   $        12,338   $          12,216
Oct 90                          $   11,700   $        13,253   $          12,885
Oct 91                          $   13,174   $        14,866   $          14,483
Oct 92                          $   14,627   $        16,113   $          15,574
Oct 93                          $   16,845   $        18,382   $          18,005
Oct 94                          $   16,106   $        17,581   $          17,029
Oct 95                          $   17,609   $        20,190   $          19,426
Oct 96                          $   18,236   $        21,342   $          20,485
Oct 97                          $   20,284   $        23,154   $          22,217
Oct 98                          $   22,013   $        25,010   $          23,865
Oct 99                          $   21,014   $        24,567   $          23,012
Oct 00                          $   21,144   $        26,657   $          24,755
Oct 01                          $   22,967   $        29,458   $          27,186
Oct 02                          $   23,527   $        31,186   $          28,390
Apr 03                          $   24,319   $        32,305   $          29,395

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During a period in which higher-quality municipals once again performed very well, the Fund held its own with its performance for the period slightly better than that of its Lipper peer group and just behind its broad-based benchmark. The Fund's performance relative to its broad-based benchmark was stronger in the second half of the period.

Interest rate trends for municipals

Early in the period, the Federal Reserve lowered short-term interest rates by half a percentage point from 1.75% to 1.25%. Despite this sharp cut, market rates initially moved higher as the stock market picked up steam since investors largely appeared to be anticipating that an economic recovery would soon begin to take hold. This trend reversed fairly quickly, however, as investors turned their focus to the Iraq situation and became less optimistic about recovery. Overall, interest rates tended to move higher when the stock market did better and lower when the equity markets sold off. However, at the end of the period, stocks were doing better while bonds held relatively firm.

The biggest trend during the period was the improving market for lower-quality investments within the taxable corporate bond market. While this trend did not spill over into the municipal market, certain municipal sectors did very well. Among the best-performing areas of the municipal market were bonds backed by investor-owned utilities, along with healthcare bonds.

Contrary to what has happened in the taxable markets, lower-quality municipals remain very cheaply priced relative to higher-rated bonds.

Factors driving the Fund's performance

Our individual security and sector decisions contributed positively to the Fund's performance. Specifically, the Fund's holdings in the investor-owned utility sector--where we have maintained an overweighting for a few years--performed very well. These bonds benefited as the companies returned their focus to their core competencies of generating and distributing energy. The Fund's holdings in the healthcare sector, where we also carried an overweighting, also helped performance during the period.

The Fund entered the period with a duration (sensitivity to interest rate shifts) that was neutral to slightly short of its benchmark; the Fund also had an overweighting in lower-quality bonds. Both of these positions detracted from the Fund's performance, as interest rates declined slightly and higher-quality bonds once again outperformed lower-rated issues.

Bonds backed by settlement payments from the tobacco industry to various states performed very poorly over the six months, as recent litigation raised the level of uncertainty surrounding these bonds. While the Fund's position in tobacco bonds hurt performance, it is notable that volatility within the sector allowed us to selectively trade the Fund's holdings. This offered the Fund both short-term price appreciation opportunities and some potential tax benefits.

The Fund also had a position in the airline sector, which came under significant pressure due to bankruptcy filings by two large U.S. carriers, the Iraq war, and the SARS outbreak. By the end of the period, this sector showed signs of improvement, as one major carrier averted a feared bankruptcy and airline traffic trends began to pick up.

At the end of the period, we saw an increase in the demand for lower-rated municipal bonds. With the difference, or spread, between the yields on lower-quality, tax-exempt bonds and those on higher-rated municipals remaining at historically wide levels, institutional investors have started to recognize the relative value of the lower-rated municipal bond sector. Lower-quality municipals are also benefiting from the fact that absolute yield levels on high-quality municipal bonds are at 40-year lows; retail investors seeking higher levels of income have also started to buy lower-quality municipal bonds.

Potential for economic stimulus

As President Bush refocuses his efforts on U.S. economic growth, we expect to see more fiscal stimulus out of Washington. We also believe the Federal Reserve will remain very accommodative--that is, likely to keep interest rates low--as it appears to view a deflationary environment as a bigger risk for the economy than an inflationary one.

In this environment, the Fund's interest-rate exposure remains at or slightly below its benchmark level. We have also added to the Fund's positions in bonds rated A and BBB. The very wide yield spreads on these bonds relative to higher-rated municipals suggest that they have significant room for appreciation. This sector of the municipal market would be positioned to benefit if Mr. Bush and Mr. Greenspan succeed in reviving the economy.

Thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         5.95%

          5-year                                                         2.90%

          10-year                                                        4.30%

          Since Fund Inception                                           5.53%
          (10-23-86)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     4.33%

Average effective maturity/3/                                        7.8 years

Average quality rating/4/                                                    A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/3/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Municipal Fund
================================================================================

Your Fund's Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, and invests primarily in short- and intermediate-term, medium- and lower-quality municipal bonds (e.g., securities rated BBB through C by Standard and Poor (S&P)). The Fund may also invest up to 20% of its net assets in taxable securities of comparable credit quality to its investment in municipal obligations including U.S. government securities, bank and corporate obligations, and other fixed income securities. The Fund typically maintains an average effective maturity between one and three years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-97 to 4-30-03

                              [CHART APPEARS HERE]

                                             Lehman Brothers
                              The Strong         1-5 Year           Lipper
                              Short-Term      Non-Investment      High Yield
                              High Yield     Grade Municipal       Municipal
                            Municipal Fund     Bond Index*     Debt Funds Index*

Nov 97                      $       10,000   $        10,000   $          10,000
May 98                      $       10,405   $        10,298   $          10,406
Nov 98                      $       10,639   $        10,574   $          10,693
May 99                      $       10,870   $        10,814   $          10,810
Nov 99                      $       10,877   $        10,889   $          10,469
May 00                      $       10,841   $        11,098   $          10,361
Nov 00                      $       11,093   $        11,518   $          10,734
May 01                      $       11,524   $        11,964   $          11,084
Nov 01                      $       11,628   $        12,381   $          11,385
May 02                      $       11,833   $        12,503   $          11,566
Nov 02                      $       12,022   $        12,905   $          11,752
Apr 03                      $       12,256   $        13,249   $          12,109

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The high-yield municipal market's overall tone continued to improve over the past six months. In spite of continued volatility in certain sectors of the market, the Fund achieved its goal of producing a high level of tax-free income while offering lower volatility compared with long-term, high-yield municipal funds. The Fund's share price stayed within a relatively tight $0.07 range.

High-yield municipals began to improve

The Federal Reserve (the Fed) moved short-term rates lower by 50 basis points, from 1.75% to 1.25%, in November 2002. The Fed has now indicated it will maintain a wait-and-see attitude. Market interest rates initially moved higher, as investors appeared to bank on an economic recovery and potential stock market climb. This trend did not hold, though, and talk of economic recovery was replaced with a focus on the Iraq war. The news out of Iraq and its implications to the market proved to be the driving force in the markets over the past several months.

The high-yield sector of the municipal market saw slight appreciation over the period but with increased volatility. The difference, or spread, between the yields of BBB- and AAA-rated municipals continued to be wide, reaching almost a full percentage point at times. This spread has tightened somewhat, but it is still wide on a historic basis and suggests that lower-quality municipal securities may have significant room to appreciate.

Although municipals did not experience the dramatic tightening of yield spreads that took place in the taxable market, there were signs of some improvement. For example, only last autumn many investors were shunning municipal bonds backed by investor-owned utilities. But over the past several months, these utilities have delivered on earnings, resulting in a dramatic decrease in utility yields. Other sectors that performed well included healthcare and housing.

A look at the Fund's portfolio structure

At the end of the period, the Fund's average credit quality stood at BBB. We have also lowered the Fund's sensitivity to interest rate changes (duration) slightly.

As we have discussed in past reports, we have continued to make progress on lowering overall position sizes in the Fund's portfolio, primarily with respect to lower-rated credits. For example, when the Fund takes a new position in a security rated BBB or lower, we limit the Fund's allocation to that bond to 2% or less of net assets. This has served to help ease price volatility. We believe improving the breadth and depth of holdings will help to stabilize performance.

Over the past six months, we reduced the Fund's allocation to nonrated holdings to 45% from 53%, making this shift gradually as the nonrated securities matured. Further, AAA securities, the highest rating possible, now account for 4.8% of assets, up from 2.9% at the beginning of the period.

The Fund has had an overweighting in the utility sector, relative to its performance benchmark, for the past few years. This sector performed well over the past several months, as these utilities refocused their efforts on their core businesses. The Fund also continues to have an overweighting in healthcare bonds, another strong performer over the six months.

On the negative side, the Fund did have a position in the tobacco sector. These bonds, backed by settlement payments from the tobacco industry to various state governments, performed very poorly. Recent litigation cast some doubt on the certainty of the cash flows supporting these bonds. Although the picture has improved, we continue to believe that current yields represent value. Another area of weakness was the Fund's position in the airline sector. By the end of the six-month period, though, this sector was showing some signs of improvement, as one large carrier averted bankruptcy and airline traffic trends started to perk up.

We also purchased several issues in both the primary and secondary markets that derive most of their revenue from large Native-American-operated casinos. We find this gaming sector attractive and are looking for additional opportunities in this sector. Lastly, we sought to capitalize on the rally in corporate credits by buying corporate-backed municipal bonds that we believed represented good value for the Fund.

Municipals offer attractive yields

We continue to maintain an average credit quality of BBB but have sought to further diversify the Fund's portfolio holdings across more sectors and individual holdings. Municipal yields remain attractive on an after-tax basis compared with those available from taxable bonds.

We anticipate keeping the Fund's duration and average maturity fairly consistent over the next six months or until stronger signs of an economic recovery emerge.

Thank you for your investment in the Strong Short-Term High Yield Municipal
Fund.

Mary-Kay H. Bourbulas
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         3.89%

          3-year                                                         4.12%

          5-year                                                         3.50%

          Since Fund Inception                                           3.83%
          (11-30-97)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     4.38%

Average effective maturity/3/                                       2.5 years

Average quality rating/4/                                                 BBB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/3/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to five years. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower rated municipal debt issues. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Minnesota Tax-Free Fund
================================================================================

Your Fund's Approach

The Strong Minnesota Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes. The Fund invests, under normal conditions, at least 95% of its net assets in municipal obligations whose interest is exempt from federal and Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations, which are exempt from the federal Alternative Minimum Tax. It invests at least 65% of its net assets in higher- and medium-quality municipal obligations. The Fund may invest up to 25% of its net assets in high-yield, lower-quality municipal obligations (junk bonds). The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds and municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

Top Five Industries As of 4-30-03
--------------------------------------------------------------------------------
Industry                                                         % of Net Assets

General Obligation                                                         24.6%
Hospital Revenue                                                           17.7%
Multi-Family Mortgage Revenue                                              16.2%
Education Revenue                                                           8.9%
Utility Revenue                                                             8.3%

Top Ten Holdings As of 4-30-03
--------------------------------------------------------------------------------
Holding                                                          % of Net Assets

Edina, Minnesota Multi-Family Mortgage Revenue Refunding--
Vernon Terrace Project                                                      7.6%
Faribault, Minnesota IDR--Apogee Enterprises, Inc. Project                  5.2%
Minneapolis, Minnesota Art Center Facilities Revenue--
Walker Art Center Project                                                   4.8%
Burnsville, Minnesota Housing Revenue--Provence LLC Project                 4.1%
Burnsville, Minnesota Hospital System Revenue--
Fairview Community Hospitals Project                                        4.0%
Monticello--Big Lake, Minnesota Community Hospital District Gross Revenue 3.4% Roseville, Minnesota Independent School District Number 623--
School District Enhancement Project                                         3.4%
Chaska, Minnesota Independent School District Number 112 Refunding          3.4%
Canby, Minnesota Community Hospital District Number 1 Revenue--
Sioux Valley Hospitals & Health Systems Project                             3.2%
Minnesota Higher Educational Facilities Authority--
Macalester College Project                                                  2.3%

The Strong Minnesota Tax-Free Fund outperformed its broad-based benchmark, the Lehman Brothers Municipal Bond Index, for the first four months of its existence. In that time, the Fund benefited from both a favorable interest-rate backdrop and a strong tone in the Minnesota municipal market. Security selection played the dominant role in the Fund's outperformance. Our high-quality focus worked well given the positive tone in the Minnesota market.

Trends in the municipal markets

Interest rates were volatile but trended downward during the period. Ten-year, high-quality municipal yields moved in a range of more than 50 basis points. War and the political debate surrounding it drove the financial markets, while economic news--which for the most part was weaker than expected--assumed a secondary role.

When investors did focus on the economy, what they found was only modest growth, low core inflation rates, and a Federal Reserve concerned about deflation. This environment presented the municipal market with some specific challenges of its own. The sluggish economy led to a sharp decline in state tax revenues, pushing many state and local government budgets into deep deficits.

Minnesota is no exception and is currently wrestling with a fiscal deficit. Like other states, Minnesota is debating whether the proper solution should be higher taxes or spending cuts or a combination of the two. Fortunately, Minnesota has a very solid credit history and is expected to find a solution, albeit a challenging one, for its current fiscal difficulties.

Unlike some other states, however, Minnesota issuers at all government levels have not increased their borrowing significantly. In fact, the amount of new supply of Minnesota bonds so far in 2003 is lower than it was last year at this time. The State also enters this very difficult fiscal period with some of the strongest credit quality in the country. So, despite these challenges, the Fund is looking for value opportunities within the State as they arise.

The portfolio's profile aided performance

The Fund's exposure to interest rate shifts was neutral relative to its peers. Given all of the uncertainty, both internationally and domestically, we believed holding our interest rate exposure at market levels seemed a prudent move--and indeed this positioning worked well through the volatile period. We overweighted the Fund's holdings from the intermediate segment of the yield curve, near the 15-year maturity range. As yields declined during the early months of the year, this strategy contributed positively to performance.

Our focus on high credit quality also helped the Fund's returns over the period. In the municipal market, higher-quality bonds outperformed those on the lower credit tiers.

The Fund is currently also overweighted in the government-backed sector of the municipal market. These are securities that have been pre-refunded--that is, escrowed to maturity in U.S. Treasury obligations. Many of these bonds have unique cash-flow characteristics that, at times, cause the market to undervalue them. Therefore, we have been able to buy these bonds at attractive yields, while also getting the benefit of these securities' high-quality credit support. We find these to be an attractive investment choice for this Fund at this stage along its growth path.

Stimulus measures may be ahead

The Bush Administration and the Federal Reserve (the Fed) are both working hard to boost economic growth. President Bush is encouraging Congress to pass a stimulus bill by this autumn, and the Fed has made it clear that it intends to provide monetary stimulus. But it appears that it will be difficult to sustain consumer spending, business expenditures, and municipal fiscal repair without an improvement in the pace of economic growth. We therefore anticipate that municipal bond yields could remain relatively stable. We intend to manage the Fund's interest-rate exposure in a cautious fashion and to maintain a high-quality focus until economic conditions improve further.

Thank you for your investment in the Strong Minnesota Tax-Free Fund. We appreciate the confidence you've placed in us.

Duane A. McAllister
Portfolio Co-Manager

Chad M. Rach
Portfolio Co-Manager

Total Return
As of 4-30-03

Investor Class/1/
--------------------------------------------------------------------------------

          Since Fund Inception                                           3.71%
          (12-26-02)

Class C/2/
--------------------------------------------------------------------------------

          Since Fund Inception                                           2.70%
          (12-26-02)

Portfolio Statistics
As of 4-30-03

Investor Class
--------------------------------------------------------------------------------

          30-day
          annualized yield/3/                                            3.59%

Class C
--------------------------------------------------------------------------------

          30-day
          annualized yield/3/                                            3.83%

Average effective maturity/4/                                        5.7 years

Average quality rating/5/                                                   AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

     The Fund invests primarily in municipal obligations whose interest is exempt from Minnesota and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund's Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For the Investor Class, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 3.00%. Otherwise, the current yield would have been 0.22%, and returns would have been lower. For the Class C, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 3.61%. Otherwise, the current yield would have been 0.00%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of options and when-issued securities.

/5/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

Strong Short-Term Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-91 to 4-30-03

                              [CHART APPEARS HERE]

                                The Strong     Lehman Brothers      Lipper Short
                                Short-Term        Municipal           Municipal
                              Municipal Bond        3 Year           Debt Funds
                                   Fund          Bond Index*           Index*

Dec 91                        $       10,000   $        10,000      $     10,000
Dec 92                        $       10,716   $        10,643      $     10,582
Dec 93                        $       11,441   $        11,305      $     11,145
Dec 94                        $       11,256   $        11,382      $     11,178
Dec 95                        $       11,861   $        12,392      $     11,970
Dec 96                        $       12,439   $        12,942      $     12,435
Dec 97                        $       13,301   $        13,651      $     13,027
Dec 98                        $       14,039   $        14,362      $     13,608
Dec 99                        $       14,203   $        14,644      $     13,818
Dec 00                        $       14,920   $        15,556      $     14,515
Dec 01                        $       15,691   $        16,581      $     15,205
Dec 02                        $       16,489   $        17,696      $     15,832
Apr 03                        $       16,711   $        17,894      $     15,953

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on investor class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

While there was a fair amount of interest rate volatility during the last six months, yields ended the period close to where they started. The Fund performed well overall during the period, doing better on a relative basis when rates were stable or rising. The Fund benefited from a better overall environment for lower-quality investments, an area of the market in which the Fund is overweighted.

Trends in the municipal market

In early November, the Federal Reserve lowered short-term interest rates by half a percentage point from 1.75% to 1.25%. Despite this cut, market interest rates initially moved higher as the stock market moved higher--both of which appeared to be the result of investors anticipating an economic recovery. This trend reversed fairly quickly, though, as investors turned their focus to the Iraq situation and, for the next few months, market activity was driven by the changing dynamics of that conflict. A slowdown in U.S. economic activity was generally attributed to the war as well.

The biggest trend during the period was the improving market for lower-quality investments within the taxable corporate bond market. While this trend did not spill over into the municipal market, certain municipal sectors did very well. Among the best-performing areas of the municipal market were bonds backed by investor-owned utilities. The healthcare sector also performed very well during the period.

On the other hand, bonds backed by settlement payments from the tobacco industry to various states performed very poorly over the six months. Recent litigation has increased the uncertainty surrounding these bonds. Overall, contrary to what has happened in the taxable markets, lower-quality municipals remain very cheaply priced.

Contributors to Fund performance

The Fund's high level of income helped it perform well during the period. The Fund's average credit quality remained at A, helping the Fund generate its attractive yield. We reduced the Fund's duration, or sensitivity to interest-rate shifts, when the market rallied early in the period. This helped the Fund's performance when market interest rates moved up in March.

The Fund's holdings in the investor-owned utility sector--where we have had an overweighting for the past few years--performed very well. The Fund was also overweighted in the strong-performing healthcare sector.

On the negative side, the Fund did have a position in the tobacco sector. While that was an area of weakness in the market, the bonds held by the Fund had shorter average lives and tended to perform better than some of the longer-term bonds in the sector. The Fund also had a position in airline-backed bonds, which came under heavy pressure. By the end of the period, with American Airlines averting bankruptcy and substantial progress occurring in the Iraqi War, airline bonds showed signs of improvement.

The Fund also benefited from its positioning in bonds in the two- to five-year maturity range. This strategy can be beneficial in times when the yield curve is steep--that is, when the difference between yields on very short-maturity bonds and those on longer-term issues are relatively large. Over the six-month period, the municipal yield curve has been quite steep. For example, three-year AAA municipals were yielding 1.64%, while two-year AAA municipals were yielding 1.35%. This situation causes these bonds to perform well as they "roll down" the yield curve. This simply means that as time passes, a three-year bond becomes a two-year bond, and its yield declines. This causes the three-year bond's price to increase, which in turn can boost the Fund's overall performance.

Portfolio profile underwent little change

We did not make major changes to the Fund's positioning over the past six months. We continue to maintain the Fund's average credit quality of A but have worked to enhance the Fund's diversification across sectors and individual holdings.

Yield spreads on lower-quality municipal bonds remain at historically wide levels--that is, their yields are dramatically higher than those paid by the highest-quality securities. This is in contrast to what has happened in the taxable bond market, where these yield spreads have narrowed. Therefore, we believe that lower-quality municipals have room for appreciation in the future.

Because we anticipate that short-term interest rates could begin to move up from their very low current levels, we are keeping the Fund's duration slightly shorter than our benchmark level. We will continue to monitor economic and market trends and respond as conditions warrant.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         4.50%

          5-year                                                         4.40%

          10-year                                                        4.29%

          Since Fund Inception                                           4.64%
          (12-31-91)

Class C/1/,/2/
------------------------------------------------------------------------------

          1-year                                                         2.13%

          5-year                                                         3.13%

          10-year                                                        3.04%

          Since Fund Inception                                           3.38%
          (12-31-91)

Portfolio Statistics
As of 4-30-03

Investor Class
--------------------------------------------------------------------------------

          30-day annualized yield/3/                                     3.22%

Class C
--------------------------------------------------------------------------------

          30-day annualized yield/3/                                     2.03%

Average effective maturity/4/                                        2.1 years

Average quality rating/5/                                                    A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund's Investor Class shares prior to 1-31-03, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/4/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/5/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average is the average of all funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Wisconsin Tax-Free Fund
================================================================================

Your Fund's Approach

The Strong Wisconsin Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal Alternative Minimum Tax
(AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund also invests up to 25% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may also invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                             From 4-06-01 to 4-30-03

                              [CHART APPEARS HERE]

                                        The Strong
                                         Wisconsin        Lehman Brothers
                                       Tax-Free Fund   Municipal Bond Index*

Apr 01                                 $      10,000   $              10,000
Jul 01                                 $      10,359   $              10,225
Oct 01                                 $      10,636   $              10,482
Jan 02                                 $      10,647   $              10,474
Apr 02                                 $      10,834   $              10,596
Jul 02                                 $      11,176   $              10,912
Oct 02                                 $      11,360   $              11,098
Jan 03                                 $      11,521   $              11,256
Apr 03                                 $      11,824   $              11,496

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the index's performances was prorated for the month of April 2001. This graph is based on investor class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Our focus on careful selection of individual securities helped the Fund to outperform the broad-based Lehman Brothers Index for the six-month period, as a number of securities in the portfolio experienced meaningful price appreciation. In addition, the strategy of making only small deviations relative to the Fund's benchmark within a volatile market environment also contributed to overall performance.

Interest rates fluctuated over the period

Overall, bond yields ended the six-month period close to where they began. The benchmark 10-year U.S. Treasury yield started and ended the period at approximately 3.90%. Over the course of the six months, however, interest rates were far from stable. For example, the 10-year Treasury--a key market indicator--fluctuated by roughly 70 basis points in that time, peaking at approximately 4.25% in late November and hitting a low of about 3.55% in early March. Interest rates among virtually all municipal bond maturities were relatively volatile during the same period but ultimately drifted slightly lower.

As we have seen over the recent extended bear market in stocks, bonds have tended to plunge in price (and therefore increase in yield) when investors gained confidence in a pending economic recovery. The opposite has also tended to be true: Bonds have rallied (lowering yields) when investors have perceived an economic rebound as being more distant.

This pattern was in evidence during the period. Equity markets took on a bullish tone in November, based on anticipation that 2003 would bring stronger growth; bonds were correspondingly weaker. The course reversed in late January and February, as the market digested weaker economic statistics, the military buildup and eventual war with Iraq, and SARS-related health scares.

Municipal yields relatively attractive

A noteworthy theme specific to the tax-exempt bond market was the continued attractiveness of high-quality, tax-exempt yields relative to taxable U.S. Treasury yields. Throughout the six-month period, the ratio of long-term, AAA tax-exempt yields to Treasury yields stayed in the mid-90% range--in other words, tax-exempt yields were only slightly lower than those of taxable securities of comparable credit quality. Once the impact of taxes is taken into account, this means municipals have a significant yield advantage.

Among the factors helping to keep municipal yields at these relatively high levels were the continued budget shortfalls facing state and local governments. They were often forced to issue new debt to plug gaping deficits. The result was abundant supply of new municipal issuance--and better yields to appeal to investors.

Contributors to overall Fund performance

The overall interest-rate environment favored 20-year and longer-maturing investments. The Fund was slightly underweighted in this area of the market, putting a slight drag on Fund performance. The positive results from our individual bond selection more than offset this negative impact, however.

The Fund's assets grew at a relatively modest, but steady, pace during the period. The new issue market for double-exempt Wisconsin securities was somewhat light, despite the national trend toward heavy new issuance. The Fund was able to purchase some small, secondary-market bonds backed by Wisconsin issuers. We also added a variety of issues from Puerto Rico and other U.S. territories (which are also exempt from state and federal taxes), focusing on the high-quality portions of this market.

Perhaps the most notable security-specific events contributing to the Fund's performance involved two significant positions in Wisconsin multifamily-housing projects. The Fund tendered these bonds to the projects' owners, who sought to refinance the securities. The tender price they offered significantly exceeded the original acquisition cost and carrying value of these securities, with positive impact on the Fund's returns.

Our outlook for the coming months

While there is some risk of falling bond prices due to a potential equity market rally, we believe this could be offset by potential positive factors for the municipal bond market. Specifically, there have been few signs of surging economic activity, and the inflation outlook appears to be benign.

Given this outlook, we intend to continue to implement a "range-bound" strategy for the Fund, seeking to take advantage of anticipated interest-rate volatility around specific ranges for key fixed-income benchmark securities. We plan to increase the Fund's responsiveness to interest-rate movements (that is, extend its duration) as rates move above our target levels and to work to shorten the Fund's interest-rate sensitivity should rates rally significantly.

We thank you for placing your confidence in the Strong Wisconsin Tax-Free Fund.

Lyle J. Fitterer
Portfolio Co-Manager

Chad M. Rach
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         9.14%

          Since Fund Inception                                           8.45%
          (4-6-01)

Class C/1/,/2/
------------------------------------------------------------------------------

          1-year                                                         6.59%

          Since Fund Inception                                           6.88%
          (4-6-01)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/3/                                     3.65%

Class C
------------------------------------------------------------------------------

          30-day annualized yield/3/                                     2.29%

Average effective maturity/4/                                        6.5 years

Average quality rating/5/                                                   AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

     The Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund's Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Investor Class shares, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 0.42%. Otherwise, the current yield would have been 2.86%, and returns would have been lower. For Class C shares, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 0.09%. Otherwise, the current yield would have been 1.83%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/5/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. Source: Standard & Poor's Micropal.

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity--This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see "Yield Curve" definition on this page).

Duration--Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                      STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Municipal Bonds 97.1%
Arkansas 1.3%
Northwest Arkansas Regional Airport
  Authority Airport Revenue
  Refunding (b) (e):
  4.75% Due 2/01/17                              $      595,000  $      583,844
  5.375% Due 2/01/27                                  1,000,000         991,250
                                                                 --------------
                                                                      1,575,094

California 1.3%
Golden State Tobacco Securitization
  Corporation California Tobacco
  Settlement Revenue,
  Series 2003-A-1, 6.25%, Due 6/01/2033                 520,000         456,950
Los Angeles, California Regional Airports
  Corporation Lease Improvement Revenue,
  7.50%, Due 12/01/24                                 1,560,000       1,060,800
                                                                 --------------
                                                                      1,517,750

Colorado 1.1%
Dawson Ridge, Colorado Metropolitan District
  Number 1 GO Refunding, Series B,
  Zero %, Due 10/01/22 (c)                            3,500,000       1,312,500

Connecticut 0.4%
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue,
  Zero %, Due 9/01/16                                 1,000,000         482,500

Florida 3.0%
Largo, Florida Sun Coast Health System
  Revenue - Sun Coast Hospital Issue
  Project, 6.30%, Due 3/01/20                         4,045,000       3,584,881

Georgia 7.0%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR:
  Evergreen Village Estates Project, 6.625%,
  Due 5/01/28                                           605,000         601,975
  Park Place Apartments Project, 6.75%,
  Due 3/01/31                                         6,000,000       5,647,500
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project (f):
  6.40%, Due 2/01/19                                    710,000         609,713
  6.50%, Due 2/01/28                                  1,750,000       1,463,437
                                                                 --------------
                                                                      8,322,625

Illinois 0.0%
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding -
  United Air Lines, Inc. Project,
  5.35%, Due 9/01/16 (Defaulted
  Effective 3/10/03) (e)                                100,000           7,000

Indiana 13.8%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.50%, Due 1/01/30 (f)                    18,200,000      11,830,000
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue:
  Federal Express Corporation Project,
  7.10%, Due 1/15/17                                    200,000         212,250
  United Air Lines, Inc. Project,
  6.50%, Due 11/15/31 (Defaulted
  Effective 5/15/03) (f)                              3,000,000       1,072,500
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29 (f)                              3,155,000       3,218,100
                                                                 --------------
                                                                     16,332,850

Kentucky 10.2%
Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project,
  6.75%, Due 3/01/29                                  2,825,000       2,648,438
Morgantown, Kentucky Solid Waste
  Disposal Facilities Revenue -
  IMCO Recycling, Inc. Project:
  6.00%, Due 5/01/23                                  4,100,000       3,705,375
  7.65%, Due 5/01/16                                  5,740,000       5,775,875
                                                                 --------------
                                                                     12,129,688

Louisiana 2.1%
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers, Inc.
  Developmental Centers Project,
  6.375%, Due 10/01/28                                3,350,000       2,537,625

Massachusetts 6.7%
Massachusetts Development Finance
  Agency Revenue:
  Alliance Health Care Facility Project,
  7.10%, Due 7/01/32                                  2,000,000       1,967,500
  Developmental Disabilities, Inc. Project,
  8.00%, Due 6/01/20                                  3,000,000       3,255,000
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.75%, Due 12/01/27                                 3,000,000       2,778,750
                                                                 --------------
                                                                      8,001,250

Michigan 1.9%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central
  Wayne Energy Recovery LP Project
  (Defaulted Effective 7/01/01) (f):
  6.90%, Due 7/01/19                                  2,200,000         550,000
  7.00%, Due 7/01/27                                  6,800,000       1,700,000
                                                                 --------------
                                                                      2,250,000

Minnesota 5.9%
Rochester, Minnesota MFHR - Wedum
  Shorewood Campus Project,
  6.60%, Due 6/01/36                                  5,350,000       5,069,125
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project:
  5.50%, Due 11/01/09                                 1,580,000       1,439,775
  6.625%, Due 11/01/17                                  595,000         531,037
                                                                 --------------
                                                                      7,039,937

Mississippi 0.7%
Perry County, Mississippi PCR Refunding -
  Leaf River Forest Project,
  5.20%, Due 10/01/12                                 1,000,000         798,750

New Hampshire 1.8%
New Hampshire Business Finance
  Authority Revenue - Air Cargo Facility -
  Pease LLC Project, 6.75%, Due 4/01/24 (f)           2,345,000       2,148,606

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

New Jersey 5.4%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Point
  Marine Terminal A Project,
  8.00%, Due 6/01/27
  (Defaulted Effective 3/21/01) (f)              $    4,890,000  $    1,124,700
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project,
  6.75%, Due 8/01/30                                  4,950,000       3,972,375
New Jersey EDA EDR - American Airlines
  Project, 7.10%, Due 11/01/31                        1,000,000         330,000
Tobacco Settlement Financing Corporation of
  New Jersey Revenue, 7.00%, Due 6/01/41              1,000,000         913,750
                                                                 --------------
                                                                      6,340,825

New York 1.8%
New York, New York GO, 5.25%, Due 8/01/09             2,000,000       2,183,980

North Carolina 2.3%
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project,
  8.50%, Due 7/01/27 (Defaulted
  Effective 8/09/99) (f)                              8,145,000       2,769,300

Ohio 1.7%
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project,
  5.46%, Due 10/01/37 (Defaulted
  Effective 4/20/01) (f)                              2,217,055              22
Medina County, Ohio EDR MFHR -
  Camelot Place, Ltd. Project,
  8.375%, Due 10/01/23                                  400,000         392,500
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding,
  5.50%, Due 2/01/07                                  1,700,000       1,568,250
                                                                 --------------
                                                                      1,960,772

Pennsylvania 14.7%
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project, 8.25%, Due 6/01/11                         2,555,000       2,606,100
Delaware County, Pennsylvania Authority
  Health Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project (f):
  1.89%, Due 4/15/10                                    530,000         429,300
  2.00%, Due 4/15/25                                  5,860,000       4,607,425
Horsham, Pennsylvania IDA CDA Health
  Care Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                   440,000         448,250
  8.375%, Due 9/01/24                                 6,000,000       6,030,000
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                   3,000,000       1,650,000
  RSI Properties/Greensburg LLC Project               3,000,000       1,650,000
                                                                 --------------
                                                                     17,421,075

South Carolina 7.1%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/15                                 4,400,000         814,000
  Zero %, Due 1/01/16                                 4,600,000         736,000
  Zero %, Due 1/01/17                                 5,600,000         770,000
  Zero %, Due 1/01/18                                 5,800,000         696,000
  Zero %, Due 1/01/19                                 5,900,000         612,125
  Zero %, Due 1/01/23                                 7,400,000         425,500
  Zero %, Due 1/01/24                                 7,500,000         375,000
  Zero %, Due 1/01/25                                 8,700,000         380,625
  Zero %, Due 1/01/26                                 9,000,000         337,500
  Zero %, Due 1/01/27                                 9,100,000         295,750
  Zero %, Due 1/01/28                                 9,300,000         255,750
  Zero %, Due 1/01/29                                10,500,000         249,375
  Zero %, Due 1/01/30                                10,800,000         229,500
  Zero %, Due 1/01/31                                11,000,000         206,250
  Zero %, Due 1/01/32                                11,200,000         182,000
  Zero %, Due 1/01/33                                11,500,000         158,125
  Zero %, Due 1/01/34                                11,700,000         131,625
  Zero %, Due 1/01/35                                12,000,000         120,000
  Zero %, Due 1/01/36                                12,200,000         106,750
  Zero %, Due 1/01/37                                 6,400,000          80,000
  Zero %, Due 1/01/38                                17,200,000         107,500
Richland County, South Carolina
  Environmental Improvement Revenue -
  International Paper Project,
  6.10%, Due 4/01/23                                  1,050,000       1,051,313
South Carolina Jobs - EDA Solid Waste
  Recycling Facilities Revenue - Santee River
  Rubber Project, 8.00%, Due 12/01/14
  (Defaulted Effective 11/15/00) (f)                  4,000,000         115,000
                                                                 --------------
                                                                      8,435,688

Tennessee 0.7%
Memphis, Tennessee Health, Educational and
  Housing Facility Board MFHR - Hickory
  Pointe Apartments Project,
  8.50%, Due 7/01/10                                    820,000         844,600

Texas 2.2%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                  1,946,122       1,929,093
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Reliant
  Energy, Inc. Project, 8.00%, Due 5/01/29              600,000         619,500
                                                                 --------------
                                                                      2,548,593

Wisconsin 4.0%
Badger Tobacco Asset Securitization
  Corporation Revenue:
  5.50%, Due 6/01/10                                  1,000,000         950,000
  6.375%, Due 6/01/32                                   575,000         484,437
Brookfield, Wisconsin IDR Refunding -
  Midway Motor Lodge Project,
  8.40%, Due 4/01/12 (f)                              3,080,000       3,268,650
                                                                 --------------
                                                                      4,703,087
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $182,311,258)                           115,248,976
-------------------------------------------------------------------------------

Variable Rate Put Bonds 2.7%
Nevada 1.0%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                  1,200,000       1,200,000

North Carolina 0.1%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 7.00%, Due 3/01/28
  (Rate Reset Effective 3/01/05) (Defaulted
  Effective 8/24/00) (f)                             15,000,000         112,500

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Ohio 0.7%
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project,
  1.25%, Due 10/01/37 (Rate Reset
  Effective 1/01/04) (f)                         $    1,277,842  $      876,919

Texas 0.9%
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                   1,000,000       1,002,020
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $18,050,434)                                                  3,191,439
-------------------------------------------------------------------------------

Short-Term Investments (a) 0.6%
Variable Rate Put Bonds
Illinois
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.35%, Due 11/01/28
  (Putable at $100 and Rate Reset
  Effective on 5/13/03) (e)                             750,000         750,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $750,000)                            750,000
-------------------------------------------------------------------------------

Total Investments in Securities
  (Cost $201,111,692) 100.4%                                        119,190,415
Other Assets and Liabilities, Net (0.4%)                               (495,580)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  118,694,835
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                    Underlying      Unrealized
                                     Expiration    Face Amount     Appreciation/
                                        Date        at Value      (Depreciation)
-------------------------------------------------------------------------------
Sold:
25 Ten-Year U.S. Treasury Notes         6/03     $    2,878,125  $      (36,328)

                     STRONG INTERMEDIATE MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Municipal Bonds 81.9%
Alaska 0.4%
Northern Tobacco Securitization Corporation
  Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                             $      145,000  $      142,463

Arizona 1.8%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project:
  4.875%, Due 2/15/09                                   250,000         191,250
  5.375%, Due 2/15/18                                   130,000          91,812
  6.00%, Due 2/15/32                                     40,000          27,050
Maricopa County, Arizona IDA Hospital
  Facility Revenue Refunding - Samaritan
  Health Services Project,
  7.15%, Due 12/01/05 (e)                                15,000          16,313
Verrado Community Facilities District
  Number 1, Arizona GO, 6.00%, Due 7/15/13              375,000         374,974
                                                                 --------------
                                                                        701,399

Arkansas 1.9%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07             400,000         358,000
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.25% Due 2/01/12 (b) (e)                             400,000         395,000
                                                                 --------------
                                                                        753,000

California 2.3%
Santa Rosa, California Rancheria Tachi Yokut
  Tribe Enterprise Revenue,
  5.50%, Due 3/01/08                                    350,000         358,312
Truckee-Donner Public Utility District of
  California COP, 4.75%, Due 1/01/10 (e)                500,000         530,625
                                                                 --------------
                                                                        888,937

Colorado 4.2%
Colorado Educational and Cultural Facilities
  Authority Revenue - Nashville Public Radio
  Project, 4.50%, Due 4/01/05                           230,000         239,488
Colorado Health Facilities Authority Revenue -
  Denver Options, Inc. Project
  4.50%, Due 2/01/09 (e)                                420,000         441,000
Dawson Ridge, Colorado Metropolitan
  District Number 1 GO Refunding,
  Series B, Zero %, Due 10/01/22                      1,500,000         562,500
Interlocken Metropolitan Colorado
  Refunding, 5.75%, Due 12/15/12                        350,000         394,625
                                                                 --------------
                                                                      1,637,613

Connecticut 0.6%
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds,
  Zero %, Due 9/01/16                                   500,000         241,250

District of Columbia 1.9%
District of Columbia GO,
  6.50%, Due 6/01/10 (e)                                635,000         762,794

Florida 5.0%
Broward County, Florida Resource Recover
  Revenue Refunding - Wheelabrator South
  Broward Project, 4.50%, Due 6/01/11                   400,000         412,500
Duval County, Florida HFA MFHR - Lindsay
  Terrace Apartments Project,
  5.00%, Due 1/01/12 (e)                                 60,000          63,375
Gulf Breeze, Florida Revenue,
  4.75%, Due 12/01/15 (e)                             1,000,000       1,068,750
Gulf Environmental Services, Inc. Water and
  Sewer Revenue, 4.85%, Due 10/01/12 (e)                100,000         107,875
Hillsborough County, Florida IDA PCR
  Refunding - Tampa Electric Company
  Project, 4.25%, Due 11/01/20 (Mandatory
  Put at $100 on 8/01/07)                               250,000         249,375
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project,
  5.50%, Due 11/15/35 (Mandatory Put at
  $100 on 5/15/05)                                       75,000          71,531
                                                                 --------------
                                                                      1,973,406

Georgia 0.4%
Marietta, Georgia Authority MFHR Refunding -
  Wood Glen Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04)                    155,000         156,162

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

               STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Illinois 5.0%
Chicago Ridge, Illinois Tax Increment -
  Chatham Ridge Redevelopment Project,
  4.05%, Due 12/15/05                            $      380,000  $      383,325
Chicago, Illinois Housing Authority Capital
  Revenue, 5.375%, Due 7/01/13                          450,000         492,188
Illinois DFA Revenue:
  Chicago Charter School Foundation Project,
  5.25%, Due 12/01/12                                   390,000         404,625
  Community Rehabilitation Providers
  Facilities Project, 5.70%, Due 7/01/12                230,000         231,725
Illinois Health Facilities Authority Revenue
  Refunding - Elmhurst Memorial Healthcare
  Project, 5.00%, Due 1/01/09                           325,000         343,281
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/11                                   114,000         119,700
                                                                 --------------
                                                                      1,974,844

Indiana 1.3%
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17               400,000         424,500
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 1/01/05                            80,000          80,474
                                                                 --------------
                                                                        504,974

Kansas 2.8%
Kansas DFA First Mortgage Revenue -
  Hartford Health Facility Project,
  6.125%, Due 4/01/12 (e)                               160,000         182,000
Manhattan, Kansas CDR - Holiday Inn
  Project, 11.00%, Due 7/01/16                          375,000         632,344
Olathe, Kansas Health Facilities Revenue -
  Evangelical Lutheran Good Samaritan
  Project, 6.00%, Due 5/01/19 (e)                       250,000         264,900
                                                                 --------------
                                                                      1,079,244

Louisiana 1.5%
Orleans Parish, Louisiana School Board
  Compound Interest GO,
  Zero %, Due 2/01/08 (e)                               750,000         605,625

Massachusetts 1.8%
Erving, Massachusetts GO,
  5.375%, Due 6/15/12                                   220,000         236,775
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project:
  5.30%, Due 12/01/14                                   300,000         279,750
  5.50%, Due 12/01/19                                    75,000          69,094
Massachusetts Industrial Finance Agency PCR
  Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                          124,000         127,607
                                                                 --------------
                                                                        713,226

Michigan 0.9%
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  7.10%, Due 2/01/06                                    340,000         362,950

Minnesota 4.0%
Minneapolis, Minnesota Hospital Revenue -
  St. Mary's Hospital and Rehabilitation
  Project, 10.00%, Due 6/01/13                          310,000         422,762
Minnesota Higher EFA Revenue - Macalester
  College Project, Series 4-C,
  5.50%, Due 3/01/12                                    100,000         106,250
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 4.50%, Due 1/01/09 (b) (e)                 660,000         699,600
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 4.50%, Due 1/01/10 (b) (e)                 190,000         199,975
Roseville, Minnesota Independent School
  District Number 623 - School District
  Enhancement Project, 5.00%, Due 2/01/17 (e)            75,000          80,063
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  6.625%, Due 11/01/17                                   70,000          62,475
                                                                 --------------
                                                                      1,571,125

Missouri 1.5%
Boone County, Missouri Hospital Revenue
  Refunding, 5.00%, Due 8/01/09                         325,000         344,094
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16                    245,000         252,962
                                                                 --------------
                                                                        597,056

Montana 0.9%
Billings, Montana Tax Incremental Urban
  Renewal Refunding, 3.80%, Due 3/01/08                 350,000         353,063

Nevada 0.8%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.10%, Due 2/01/07                                    320,000         331,226

New Jersey 1.8%
New Jersey Health Care Facilities Financing
  Authority Revenue - Raritan Bay Medical
  Center Project, 7.25%, Due 7/01/14                    250,000         259,687
Tobacco Settlement Financing Corporation
  of New Jersey Revenue, 5.50%, Due 6/01/12             500,000         460,625
                                                                 --------------
                                                                        720,312

New Mexico 1.3%
Chaves County, New Mexico Gross Receipts
  Tax Revenue, 5.00%, Due 7/01/21 (e)                   475,000         490,438

New York 6.2%
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                   100,000         102,125
New York, New York GO:
  5.25%, Due 8/01/09, Series A                          550,000         600,875
  5.25%, Due 8/01/09, Series C                          500,000         546,250
  5.25%, Due 8/01/14 (e)                                500,000         548,125
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32                 350,000         253,750
Port Authority of New York and New Jersey
  Revenue, 5.75%, Due 7/01/09 (e)                       350,000         386,312
                                                                 --------------
                                                                      2,437,437

North Carolina 0.5%
North Carolina Eastern Municipal Power
  Agency Power System Revenue,
  5.25%, Due 1/01/04                                     75,000          76,628
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                    95,000         108,894
                                                                 --------------
                                                                        185,522

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

North Dakota 1.1%
Mercer County, North Dakota PCR -
  Antelope Valley Station Project,
  7.20%, Due 6/30/13 (e)                         $      350,000  $      434,437

Ohio 2.5%
Lorain County, Ohio Hospital Refunding and
  Improvement Revenue - Catholic Healthcare
  Partners Project, 5.25%, Due 10/01/09                 370,000         403,763
Ohio Refunding and Improvement GO,
  6.00%, Due 8/01/10                                    500,000         593,125
                                                                 --------------
                                                                        996,888

Oklahoma 0.2%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08                   60,000          62,400

Pennsylvania 2.9%
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10            400,000         415,500
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group Project, 5.70%, Due 11/01/09                    350,000         349,125
Pennsylvania Higher Educational Facilities
  Authority Health Services Revenue -
  University of Pennsylvania Project,
  5.60%, Due 1/01/10                                    350,000         369,250
                                                                 --------------
                                                                      1,133,875

Puerto Rico 6.8%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue, 5.75%, Due 7/01/20
  (Pre-Refunded at $100 on 7/01/10)                     350,000         394,187
Commonwealth of Puerto Rico Public
  Buildings Authority Guaranteed Revenue,
  5.50%, Due 7/01/13 (e)                                400,000         465,500
Commonwealth of Puerto Rico Public
  Improvement GO:
  5.50%, Due 7/01/13 (e)                                650,000         757,250
  5.50%, Due 7/01/17 (e)                                910,000       1,054,462
                                                                 --------------
                                                                      2,671,399

South Carolina 2.5%
Charleston County, South Carolina Resource
  Recovery Revenue Refunding - Foster
  Wheeler Charleston Project,
  5.10%, Due 1/01/08 (e)                                200,000         219,000
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, Zero %, Due 1/01/32                250,000           7,187
Connector 2000 Association, Inc. Senior
  Current Interest Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, 5.25%, Due 1/01/23                 300,000         126,000
Richland County, South Carolina
  Environmental Improvement Revenue -
  International Paper Project,
  6.10%, Due 4/01/23                                    400,000         400,500
South Carolina Ports Authority Ports
  Revenue, 7.80%, Due 7/01/09 (c)                       200,000         240,000
                                                                 --------------
                                                                        992,687

South Dakota 3.3%
Heartland Consumers Power District Electric
  Revenue, 6.00%, Due 1/01/12 (e)                       600,000         705,000
South Dakota EDFA EDR - Angus Project:
  4.75%, Due 4/01/10                                    275,000         288,406
  5.00%, Due 4/01/11                                    285,000         299,606
                                                                 --------------
                                                                      1,293,012

Tennessee 0.5%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                               190,000         190,654

Texas 4.8%
Austin, Texas GO Refunding,
  5.125%, Due 9/01/14                                   500,000         538,750
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Reliant
  Energy, Inc. Project, 8.00%, Due 5/01/29              400,000         413,000
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/05                                     70,000          75,250
North Forest, Texas Independent School
  District Refunding, 6.125%, Due 8/15/12 (e)           500,000         538,750
Sam Rayburn, Texas Municipal Power Agency
  Power Supply System Revenue Refunding,
  5.00%, Due 10/01/09 (e)                               195,000         212,063
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp
  Medical Center Project, 5.00%, Due 6/01/07            100,000         104,125
                                                                 --------------
                                                                      1,881,938

Utah 1.1%
Utah Board Regents Auxiliary System and
  Student Fee Revenue - Salt Lake
  Community College Project,
  5.50%, Due 6/01/14 (e)                                375,000         419,062

Virginia 1.0%
Covington-Alleghany Counties, Virginia IDA
  PCR Refunding - Westvaco Corporation
  Project, 5.90%, Due 3/01/05                           355,000         373,637

Washington 2.4%
Snohomish County, Washington Public
  Hospital District Number 3 GO,
  6.00%, Due 6/01/10                                    400,000         427,500
Spokane, Washington GO,
  5.40%, Due 1/01/10                                    300,000         328,875
Spokane, Washington Regional Solid Waste
  Management System Revenue Refunding,
  6.50%, Due 1/01/09 (e)                                100,000         117,000
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project,
  5.35%, Due 7/01/14 (Mandatory Put at
  $100 on 7/01/05) (e)                                   75,000          77,437
                                                                 --------------
                                                                        950,812

Wisconsin 4.0%
Badger Tobacco Asset Securitization
  Corporation Revenue, 5.75%, Due 6/01/11               500,000         479,375
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                     50,000          50,410

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

               STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue:
  3.95%, Due 12/01/08                            $       70,000  $       73,587
  4.20%, Due 12/01/09                                    70,000          74,025
  4.40%, Due 12/01/10                                    75,000          79,125
University of Wisconsin Hospitals and Clinics
  Authority Revenue, 5.50%, Due 4/01/13                 405,000         435,881
Wisconsin Health and EFA Revenue:
  Divine Savior Healthcare Project,
  4.70%, Due 5/01/08 (e)                                230,000         241,788
  Marshfield Clinic Project,
  6.25%, Due 2/15/10                                    124,000         136,090
                                                                 --------------
                                                                      1,570,281
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $31,696,983)                             32,155,148
-------------------------------------------------------------------------------
Variable Rate Put Bonds 13.3%
Colorado 2.3%
Central Platte Valley Metropolitan District of
  Colorado Refunding, 5.00%, Due 12/01/31
  (Mandatory Put at $100 on 12/01/09) (e)               525,000         566,344
Northwest Parkway Public Highway Authority
  Revenue, Zero %, Due 6/15/16 (Rate Reset
  Effective 6/15/11) (e)                                450,000         321,750
                                                                 --------------
                                                                        888,094

District of Columbia 0.7%
District of Columbia Revenue - Medstar
  University Hospital Project,
  6.80%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/06)                                      260,000         279,500

Indiana 1.0%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project:
  4.75%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                      180,000         182,475
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06)                                      200,000         204,750
                                                                 --------------
                                                                        387,225

Kansas 1.1%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Project,
  4.75%, Due 10/01/17 (Mandatory Put
  at $100 on 10/01/07)                                  400,000         416,500

Minnesota 0.6%
St. Paul, Minnesota Housing and
  Redevelopment Authority Lease Revenue -
  Higher Ground Academy Project,
  7.50%, Due 11/01/28 (Mandatory Put at
  $100 on 6/01/04)                                      245,000         245,956

Missouri 1.3%
St. Charles County, Missouri IDA MFHR -
  Vanderbilt Apartments Project,
  5.00%, Due 2/01/29 (Mandatory Put at
  $100 on 2/01/09)                                      500,000         510,000

Nevada 0.6%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                    250,000         250,000

New York 3.0%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                    350,000         366,187
New York, New York Transitional Finance
  Authority Revenue Refunding,
  5.25%, Due 2/01/29 (Mandatory Put at
  $100 on 2/01/11)                                      750,000         815,625
                                                                 --------------
                                                                      1,181,812
Texas 2.5%
Brazoria County, Texas Brazos River Harbor
  Navigation District Revenue -
  Dow Chemical Company Project,
  4.20%, Due 5/15/33 (Mandatory Put at
  $100 on 5/15/05)                                      350,000         357,875
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                    120,000         120,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                     402,000         403,507
Trinity River Authority PCR Revenue -
  TXU Electric Company Project,
  5.00%, Due 5/01/27 (Mandatory Put at
  $100 on 11/01/06)                                     120,000         119,400
                                                                 --------------
                                                                      1,000,782
Wisconsin 0.2%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project, 5.50%, Due 12/01/21 (Mandatory
  Put at $100 on 12/01/11) (e)                           70,000          72,188
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $5,126,739)                                                   5,232,057
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.1%
Variable Rate Put Bonds 6.6%
Illinois 5.5%
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.25%, Due 11/01/28
  (Putable at $100 and Rate Reset Effective
  on 5/13/03) (e)                                     2,140,000       2,140,000

Montana 1.1%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project:
  4.60%, Due 5/01/33 (Mandatory Put at
  $100 on 5/01/03)                                      290,000         290,000
  4.75%, Due 5/01/33 (Mandatory Put at
  $100 on 5/01/03)                                      145,000         145,000
                                                                 --------------
                                                                        435,000
                                                                 --------------
Total Variable Rate Put Bonds                                         2,575,000

Municipal Money Market Funds 0.5%
Multiple States
Strong Tax Free Money Fund (d)                          190,000         190,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,742,451)                        2,765,000
-------------------------------------------------------------------------------
Total Investments in Securities (Cost
  $39,566,173) 102.3%                                                40,152,205
Other Assets and Liabilities, Net (2.3%)                               (900,388)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   39,251,817
===============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
15 Five-Year U.S. Treasury Notes        6/03     $    1,706,250  $      (10,234)
10 Ten-Year U.S. Treasury Notes         6/03          1,151,250          (2,188)

                           STRONG MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 82.1%
Alaska 0.2%
Northern Tobacco Securitization Corporation
  Tobacco Settlement Revenue,
  5.70%, Due 6/01/11                             $      420,000  $      400,050

Arizona 3.4%
Gilbert, Arizona IDA Nonprofit Revenue -
  Southwest Student Services Project,
  5.25%, Due 2/01/10                                  2,095,000       2,131,662
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project,
  6.25%, Due 1/01/16                                  1,155,000       1,163,663
Tucson, Arizona Airport Authority, Inc.
  Revenue Refunding, 5.00%, Due 6/01/12 (e)           2,200,000       2,414,500
Verrado Community Facilities District
  Number 1, Arizona GO,
  6.00%, Due 7/15/13                                  2,125,000       2,124,851
                                                                 --------------
                                                                      7,834,676
Arkansas 1.1%
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding:
  4.25%, Due 2/01/12 (e)                                600,000         592,500
  4.75%, Due 2/01/17 (e)                              1,000,000         981,250
  5.375%, Due 2/01/27 (e)                             1,000,000         991,250
                                                                 --------------
                                                                      2,565,000
California 3.8%
California Department of Water Resources
  Power Supply Revenue:
  5.375%, Due 5/01/21                                   875,000         914,375
  5.50%, Due 5/01/16 (e)                              1,200,000       1,357,500
California Statewide Communities
  Development Authority Solid Waste
  Facilities Revenue, 4.95%, Due 12/01/12             2,000,000       2,007,500
San Francisco, California City and County
  Redevelopment Agency Lease Revenue,
  Zero %, Due 7/01/10                                 4,500,000       3,459,375
Santa Rosa, California Rancheria Tachi
  Yokut Tribe Enterprise Revenue,
  5.50%, Due 3/01/08                                  1,000,000       1,023,750
                                                                 --------------
                                                                      8,762,500
Colorado 3.3%
Colorado Health Facilities Authority
  Retirement Facilities Revenue - Liberty
  Heights Project, Zero %, Due 7/15/22                5,000,000       1,937,500
Dawson Ridge, Colorado Metropolitan
  District Number 1 GO Refunding,
  Series B, Zero %, Due 10/01/22                     10,000,000       3,750,000

Interlocken Metropolitan Colorado
  Refunding, 5.75%, Due 12/15/12 (e)                  1,605,000       1,809,637
                                                                 --------------
                                                                      7,497,137
Connecticut 1.1%
Connecticut Resources Recovery Authority
  Revenue Refunding - American Refunding-
  Fuel Company Project, 5.50%, Due 11/15/15             790,000         811,725
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds:
  Zero %, Due 9/01/15                                 2,000,000       1,030,000
  Zero %, Due 9/01/16                                   500,000         241,250
  Zero %, Due 9/01/18                                 1,100,000         459,250
                                                                 --------------
                                                                      2,542,225
Florida 0.2%
Gulf Breeze, Florida Revenue,
  4.75%, Due 12/01/15 (e)                               315,000         336,656

Georgia 6.7%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village
  Estates Project:
  5.875%, Due 5/01/07                                   480,000         480,638
  6.375%, Due 5/01/17                                 1,675,000       1,746,188
  6.50%, Due 5/01/27                                  2,965,000       3,094,719
Colquitt County, Georgia Development
  Authority Revenue - Southern Care
  Corporation Facility Project,
  Zero %, Due 12/01/21                                4,595,000       1,838,000
Colquitt County, Georgia Redevelopment
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                                2,995,000       1,209,231
Effingham County, Georgia Development
  Authority Solid Waste Disposal Revenue -
  Fort James Corporation Project,
  5.625%, Due 7/01/18                                   110,000          83,462
Richmond County, Georgia Development
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                                5,000,000       2,000,000
Richmond County, Georgia Development
  Authority Revenue, Zero %, Due 12/01/21             1,100,000         440,000
Washington, Georgia Wilkes Payroll
  Development Authority Subordinated
  Revenue - Southern Care Corporation
  Facility Project, Zero %, Due 12/01/21             11,000,000       4,400,000
                                                                 --------------
                                                                     15,292,238
Illinois 2.8%
Cook County, Hazel Crest, Illinois
  Community School District Number
  152-5 Capital Appreciation GO (e):
  Zero %, 12/01/17                                      300,000         146,625
  Zero %, 12/01/18                                      425,000         194,969
Illinois DFA PCR Refunding - Central Illinois
  Public Service Project, 5.00%, Due 6/01/28
  (Mandatory Put at $100 on 12/01/06)                 1,240,000       1,325,250
Illinois DFA Revenue - Chicago Charter
  School Foundation Project:
  5.25%, Due 12/01/12                                   260,000         269,750
  6.125%, Due 12/01/22                                2,330,000       2,446,500
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/06                                 2,001,000       2,101,050
                                                                 --------------
                                                                      6,484,144

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Indiana 1.0%
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17        $    2,200,000  $    2,334,750

Iowa 0.2%
Tobacco Settlement Authority of Iowa
  Tobacco Settlement Revenue,
  5.50%, Due 6/01/13                                    500,000         453,750

Kansas 0.7%
Kansas DFA First Mortgage Revenue -
  Hartford Health Facility Project,
  6.125%, Due 4/01/12 (e)                               470,000         534,625
Manhattan, Kansas CDR - Holiday Inn
  Project, 11.00%, Due 7/01/16                          625,000       1,053,906
                                                                 --------------
                                                                      1,588,531
Louisiana 4.1%
Claiborne Parish, Louisiana Law Enforcement
  District Revenue - Claiborne Correctional
  Facilities Project, 6.25%, Due 3/01/19              7,055,000       7,381,294
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07             2,000,000       1,957,500
                                                                 --------------
                                                                      9,338,794
Massachusetts 2.7%
Erving, Massachusetts GO,
  5.375%, Due 6/15/12                                 1,225,000       1,318,406
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.50%, Due 12/01/19              1,925,000       1,773,406
Massachusetts Industrial Finance Agency PCR
  Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                          126,000         129,665
Municipal Tax-Exempt Trust Certificates,
  4.20%, Due 3/06/09 (e)                              2,800,000       2,943,500
                                                                 --------------
                                                                      6,164,977
Michigan 2.8%
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 8/15/10               6,300,000       6,457,500

Minnesota 2.0%
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 4.50%, Due 1/01/10 (b) (e)                 505,000         531,513
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue
  - HealthEast Project, 6.625%, Due 11/01/17          2,940,000       2,623,950
Woodbury, Minnesota Lease Revenue
  Refunding - Math Science Academy Project,
  7.50%, Due 12/01/31                                 1,500,000       1,530,000
                                                                 --------------
                                                                      4,685,463
Mississippi 0.5%
Perry County, Mississippi PCR Refunding -
  Leaf River Forest Project,
  5.20%, Due 10/01/12                                 1,550,000       1,238,062

Missouri 1.0%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.60%, Due 10/01/11                        2,215,000       2,356,206

New Jersey 1.9%
New Jersey EDA EDR - American Airlines
  Project, 7.10%, Due 11/01/31                          500,000         165,000
New Jersey Health Care Facilities Financing
  Authority Revenue - Raritan Bay Medical
  Center Project, 7.25%, Due 7/01/14                  1,500,000       1,558,125
Tobacco Settlement Financing Corporation
  of New Jersey Revenue:
  6.125%, Due 6/01/42                                   390,000         314,438
  7.00%, Due 6/01/41                                  2,600,000       2,375,750
                                                                 --------------
                                                                      4,413,313
New Mexico 1.0%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              2,330,000       2,394,075

New York 5.5%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                  2,225,000       2,327,906
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                   260,000         265,525
New York, New York GO:
  5.25%, Due 8/01/09, Series A                          375,000         409,688
  5.25%, Due 8/01/09, Series F                          550,000         600,595
  5.25%, Due 8/01/14 (e)                              1,500,000       1,644,375
  5.50%, Due 8/01/09, Series C                        2,000,000       2,142,500
  5.75%, Due 8/01/14                                  1,000,000       1,095,000
  5.75%, Due 8/01/16                                  1,500,000       1,631,250
New York, New York Industrial Development
  Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                 1,230,000       1,256,137
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32               1,725,000       1,250,625
                                                                 --------------
                                                                     12,623,601
North Carolina 0.9%
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  5.55%, Due 1/01/14                                  1,850,000       1,956,375

North Dakota 3.6%
Mercer County, North Dakota PCR - Antelope
  Valley Station Project, 7.20%, Due
  6/30/13 (e)                                         2,350,000       2,916,938
Richland County, North Dakota MFHR -
  Birchwood Properties LP Project,
  6.75%, Due 5/01/29                                  3,990,000       3,820,425
Three Affiliated Tribes of the Fort Berthold
  Reservation GO, 6.30%, Due 11/15/10                 1,515,000       1,532,044
                                                                 --------------
                                                                      8,269,407
Ohio 5.6%
Franklin County, Ohio EDR Refunding -
  Capitol South Community Urban
  Program, 4.85%, Due 6/01/06                         1,330,000       1,414,787

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Medina County, Ohio EDR MFHR -
  Camelot Place, Ltd. Project, 8.375%,
  Due 10/01/23                                   $    3,800,000  $    3,728,750
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 6.25%,
  Due 2/01/22                                         1,250,000         970,313
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%,
  Due 12/01/28 (f)                                    7,480,000       6,741,350
                                                                 --------------
                                                                     12,855,200
Oklahoma 2.7%
Oklahoma County, Oklahoma Finance
  Authority First Mortgage MFHR -
  Multiple Apartments Project, 7.125%,
  Due 4/01/28 (Defaulted
  Effective 7/31/00) (f)                             10,170,000       3,559,500
Oklahoma DFA Revenue - Comanche
  County Hospital Project, 6.60%,
  Due 7/01/31                                         2,500,000       2,528,125
                                                                 --------------
                                                                      6,087,625
Pennsylvania 4.1%
Carbon County, Pennsylvania IDA
  Resource Recovery Revenue Refunding -
  Panther Creek Partners Project,
  6.65%, Due 5/01/10                                  2,250,000       2,337,188
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                   2,360,000       1,298,000
  RSI Properties/Greensburg LLC Project               2,655,000       1,460,250
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Hospital Project, 6.50%, Due 11/15/08               2,585,000       2,817,650
Pittsburgh, Pennsylvania Water and Sewer
  Authority Water and Sewer System
  Revenue Refunding, 6.00%,
  Due 9/01/16 (e)                                       200,000         238,750
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Marian Community Hospital Project,
  6.50%, Due 1/15/07                                  1,240,000       1,257,050
                                                                 --------------
                                                                      9,408,888
Puerto Rico 0.8%
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control
  Facilities Revenue - Ana G. Mendez
  University System Project:
  5.00%, Due 2/01/09                                    750,000         805,312
  5.00%, Due 2/01/10                                  1,015,000       1,084,781
                                                                 --------------
                                                                      1,890,093
South Carolina 6.5%
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/12                                 3,900,000       1,204,125
  Zero %, Due 1/01/14                                 4,560,000       1,071,600
  Zero %, Due 1/01/15                                 1,000,000         206,250
  Zero %, Due 1/01/26 (e)                            10,000,000       2,337,500
  Zero %, Due 1/01/28                                   400,000          14,000
  Zero %, Due 1/01/32                                10,350,000         297,563
  Zero %, Due 1/01/35                                   100,000           2,000
Florence, South Carolina Water and Sewer
  Revenue (e):
  7.50%, Due 3/01/11                                    590,000         742,662
  7.50%, Due 3/01/12                                    420,000         524,475
Greenville County, South Carolina Airport
  Revenue - Donaldson Industrial Air Park
  Project, 6.125%, Due 10/01/17                       3,000,000       3,011,250
Richland County, South Carolina
  Environmental Improvement Revenue -
  International Paper Project, 6.10%,
  Due 4/01/23                                         2,300,000       2,302,875
South Carolina Ports Authority Ports
  Revenue, 7.80%, Due 7/01/09 (c)                     2,200,000       2,640,000
Tobacco Settlement Revenue Management
  Authority of South Carolina Tobacco
  Settlement Revenue, 6.375%, Due 5/15/30               565,000         480,250
                                                                 --------------
                                                                     14,834,550
South Dakota 1.6%
Sisseton-Wahpeton Sioux Tribe of the Lake
  Traverse Reservation GO (f):
  7.00%, Due 11/01/13                                   700,000         778,750
  7.00%, Due 11/01/23                                 1,290,000       1,398,038
South Dakota EDFA EDR - Angus Project:
  5.25%, Due 4/01/12                                    300,000         319,875
  5.25%, Due 4/01/13                                    320,000         340,400
South Dakota EDFA EDR Pooled Loan
  Program - Midstates Printing, Inc. Project,
  5.50%, Due 4/01/18                                    685,000         726,100
                                                                 --------------
                                                                      3,563,163
Tennessee 1.6%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                             3,710,000       3,722,762

Texas 3.0%
Austin, Texas GO Refunding,
  5.125%, Due 9/01/14                                   420,000         452,550
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Revenue -
  Delta Air Lines, Inc. Project,
  7.125%, Due 11/01/26                                1,750,000         927,500
El Paso, Texas Property Finance Authority,
  Inc. SFMR - GNMA Mortgage-Backed
  Securities Program, 8.70%, Due 12/01/18 (e)           200,000         204,104
Lubbock, Texas Housing Finance Corporation
  Capital Appreciation, Revenue,
  Zero %, Due 10/01/15                                  150,000          87,000
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Reliant
  Energy, Inc. Project, 8.00%, Due 5/01/29            2,000,000       2,065,000
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project,
  6.625%, Due 1/01/11                                 1,000,000         968,750
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loans -
  Ranger Apartments Project,
  8.80%, Due 3/01/24 (e)                              1,160,000       1,257,150

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Woodville, Texas HFC MFHR - Dogwood
  Terrace Apartments Project, 7.50%,
  Due 10/01/29 (Defaulted
  Effective 4/01/02) (f)                         $    2,450,000  $    1,029,000
                                                                 --------------
                                                                      6,991,054
Utah 1.3%
Eagle Mountain, Utah Special Assessment
  Bonds, 5.90%, Due 12/15/07                            912,000         933,614
Salt Lake County, Utah Housing Authority
  MFHR - Millcreek Pines Apartments
  Project, 6.80%, Due 9/01/17 (f)                     1,256,000       1,271,700
Utah Board Regents Auxiliary System and
  Student Fee Revenue - Salt Lake
  Community College Project,
  5.50%, Due 6/01/14 (e)                                660,000         737,550
                                                                 --------------
                                                                      2,942,864
Washington 2.8%
Spokane, Washington Downtown
  Foundation Parking Revenue - River Park
  Square Project, 5.60%, Due 8/01/19 (e)              3,710,000       3,649,712
Washington EDFA Nonrecourse Revenue -
  Lindal Cedar Homes, Inc. Project,
  5.80%, Due 11/01/17 (e)                             2,175,000       2,251,125
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project, 5.35%,
  Due 7/01/14 (Mandatory Put at $100
  on 7/01/05) (e)                                       615,000         634,988
                                                                 --------------
                                                                      6,535,825
Wisconsin 1.6%
Badger Tobacco Asset Securitization
  Corporation Revenue, 6.375%, Due 6/01/32              425,000         358,063
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project (e):
  5.35%, Due 12/01/10                                   520,000         537,550
  5.50%, Due 12/01/11                                   390,000         402,188
Waterford, Wisconsin Graded Joint School
  District Number 1 GO Refunding,
  5.25%, Due 4/01/12 (e)                                 70,000          76,913
Wisconsin Health and EFA Revenue -
  Agnesian Healthcare, Inc. Project:
  5.00%, Due 7/01/04                                    250,000         258,438
  5.00%, Due 7/01/06                                    350,000         376,250
  5.10%, Due 7/01/08                                    705,000         758,756
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project, 6.25%,
  Due 2/15/10                                           866,000         950,435
                                                                 --------------
                                                                      3,718,593
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $200,165,813)                           188,540,047
-------------------------------------------------------------------------------
Variable Rate Put Bonds 15.8%
California 1.2%
Southern California Public Power Authority
  Revenue Refunding - San Juan Power
  Project, 5.25%, Due 1/01/20 (e)                     2,400,000       2,712,000

Colorado 0.7%
Northwest Parkway Public Highway
  Authority Revenue, Zero %, Due 6/15/16
  (Rate Reset Effective 6/15/11) (e)                  2,240,000       1,601,600

District of Columbia 1.0%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%,
  Due 8/15/31 (Mandatory Put at $100 and
  Rate Reset Effective 2/15/06)                       2,265,000       2,434,875

Indiana 2.2%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project:
  4.75%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                    2,885,000       2,924,669
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06)                                    2,100,000       2,149,875
                                                                 --------------
                                                                      5,074,544
Massachusetts 1.7%
Massachusetts Health and EFA Revenue -
  Hillcrest Extended Care Project, 4.50%,
  Due 10/01/26 (Mandatory Put at $100 on
  4/01/06) (e)                                        3,710,000       3,904,775

Minnesota 1.0%
St. Paul, Minnesota Housing and Redevelopment
  Authority Lease Revenue - Higher Ground
  Academy Project, 7.50%, Due 11/01/28
  (Mandatory Put at $100 on 6/01/04)                  2,225,000       2,233,678

Missouri 0.8%
St. Charles County, Missouri IDA MFHR -
  Vanderbilt Apartments Project,
  5.00%, Due 2/01/29 (Mandatory Put at
  $100 on 2/01/09)                                    1,850,000       1,887,000

Nevada 0.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                  1,150,000       1,150,000

New York 1.2%
New York, New York Transitional Finance
  Authority Revenue Refunding, 5.25%,
  Due 2/01/29 (Mandatory Put at $100
  on 2/01/11)                                         2,500,000       2,718,750

Pennsylvania 1.2%
Sayre, Pennsylvania Health Care Facilities
  Authority Revenue - Guthrie Healthcare
  System Project, 1.00%, Due 12/01/31                 2,500,000       2,706,250

Texas 3.3%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project, 5.05%, Due 6/01/30 (Mandatory
  Put at $100 on 6/19/06)                             2,500,000       2,500,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                   4,618,000       4,635,317
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%, Due 5/01/27
  (Mandatory Put at $100 on 11/01/06)                   455,000         452,725
                                                                 --------------
                                                                      7,588,042

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Wisconsin 1.0%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project, 5.50%, Due 12/01/21 (Mandatory
  Put at $100 on 12/01/11) (e)                   $    2,195,000  $    2,263,593
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $35,221,823)                                                 36,275,107
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.7%
Variable Rate Put Bonds 0.6%
Montana 0.2%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                           495,000         495,000
Oregon 0.4%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company Project,
  4.60%, Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                         1,000,000       1,000,000
                                                                 --------------
Total Variable Rate Put Bonds                                         1,495,000

Municipal Money Market Funds 3.1%
Multiple States
Strong Tax Free Money Fund (d)                        7,065,000       7,065,000
-------------------------------------------------------------------------------
Total Short-Term Investments
  (Cost $8,416,867)                                                   8,560,000
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $243,804,503) 101.6%                                        233,375,154
Other Assets and Liabilities, Net (1.6%)                             (3,622,279)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  229,752,875
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
125 Ten-Year U.S. Treasury Notes         6/03    $   14,390,625  $     (114,063)
 35 U.S. Treasury Bonds                  6/03         3,991,094         (17,500)

                   STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 67.1%
Alaska 1.8%
Juneau, Alaska City and Borough
  Nonrecourse Revenue - St. Ann's Care
  Center Project, 5.875%, Due 12/01/04           $      750,000  $      755,625
Northern Tobacco Securitization
  Corporation Tobacco Settlement Revenue:
  4.75%, Due 6/01/15                                  1,330,000       1,306,725
  5.60%, Due 6/01/10                                    300,000         297,375
                                                                 --------------
                                                                      2,359,725
Arizona 0.5%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project, 5.375%, Due 11/15/09                100,000          76,500
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort Apache
  Timber Company Project,
  6.25%, Due 3/05/12 (f)                                601,636         625,701
                                                                 --------------
                                                                        702,201
Arkansas 1.4%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07             650,000         581,750
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.25% Due 2/01/08 (b) (e)                           1,225,000       1,267,875
                                                                 --------------
                                                                      1,849,625
California 1.1%
California Statewide Communities
  Development Authority Revenue - Henry
  Mayo Newhall Memorial Hospital Project,
  4.00%, Due 10/01/05 (e)                               500,000         501,875
Santa Rosa, California Rancheria Tachi
  Yokut Tribe Enterprise Revenue,
  5.50%, Due 3/01/08                                  1,000,000       1,023,750
                                                                 --------------
                                                                      1,525,625
Colorado 2.5%
Black Hawk, Colorado Business
  Improvement District Special Assessment:
  Gilpin County Project, 6.00%, Due 12/01/09            850,000         873,375
  The Lodge At Black Hawk Project,
  6.25%, Due 12/01/11                                   875,000         875,114
Colorado Health Facilities Authority
  Hospital Revenue - Steamboat Springs
  Health Care Association Project:
  4.70%, Due 9/15/05                                     85,000          86,381
  4.80%, Due 9/15/06                                    455,000         464,669
  4.90%, Due 9/15/07                                     20,000          20,325
Elk Valley Public Improvement Revenue,
  7.10%, Due 9/01/14                                  1,000,000       1,012,500
                                                                 --------------
                                                                      3,332,364
Connecticut 1.5%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project,
  6.75%, Due 7/01/13                                  1,205,000       1,210,904
Mashantucket Western Pequot Tribe Special
  Revenue, 6.40%, 9/01/11 (Pre-Refunded at
  $101 on 9/01/07)                                      750,000         873,750
                                                                 --------------
                                                                      2,084,654
District of Columbia 0.4%
District of Columbia Revenue - Methodist
  Home Issue Project, 4.80%, Due 1/01/05                515,000         515,000

Florida 2.7%
Hillborough County, Florida IDA IDR -
  University Community Hospital Health
  Facilities Project, 4.90%, Due 8/15/07              1,250,000       1,278,125
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%,
  Due 11/15/35 (Mandatory Put at $100
  on 5/15/05)                                         2,500,000       2,384,375
                                                                 --------------
                                                                      3,662,500
Georgia 0.9%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                           620,000         625,425
Dekalb County, Georgia Residential Care
  Facilities for the Elderly Authority First
  Lien Revenue - King's Bridge Retirement
  Center, Inc. Project, 8.00%, Due 7/01/06              540,000         570,375
                                                                 --------------
                                                                      1,195,800

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Illinois 4.4%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                    $    1,000,000  $    1,053,750
Chicago, Illinois O'Hare International Airport
  Revenue Refunding, 4.80%, Due 1/01/05               1,000,000       1,039,210
Illinois DFA PCR Refunding:
  Central Illinois Public Service Project,
  5.00%, Due 6/01/28 (Mandatory Put at
  $100 on 12/01/06)                                     310,000         331,313
  Commonwealth Edison Company Project,
  6.75%, Due 3/01/15 (e)                                500,000         552,500
Illinois DFA Revenue - Community
  Rehabilitation Providers Project,
  5.00%, Due 7/01/04                                    530,000         536,625
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group Project, 5.95%, Due 2/15/21                   1,800,000       1,557,000
Robbins, Illinois Resource Recovery Revenue -
  Restructuring Project, 7.25%, Due 10/15/09            620,924         323,657
Upper Illinois River Valley Development
  Revenue - Morris Hospital Project,
  6.05%, Due 12/01/11                                   545,000         588,600
                                                                 --------------
                                                                      5,982,655
Indiana 3.7%
Hammond, Indiana Sewer and Solid Waste
  Disposal Revenue - American Maize
  Products Company Project,
  8.00%, Due 12/01/24                                 1,000,000       1,095,000
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.00%, Due 1/01/10 (f)                     2,800,000       1,820,000
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17             1,200,000       1,273,500
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 9/06/05                           750,000         754,440
                                                                 --------------
                                                                      4,942,940
Iowa 1.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.625%, Due
  7/01/28 (Mandatory Put at $100 on 7/01/05)            750,000         682,500
Harlan, Iowa Revenue - American Baptist
  Homes of the Midwest - Baptist Memorial
  Home Project, 5.875%, Due 5/15/23                     920,000         676,200
                                                                 --------------
                                                                      1,358,700
Kentucky 0.4%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Mesaba
  Aviation, Inc. Project, 6.00%, Due 7/01/05            625,000         603,125

Louisiana 4.8%
Louisiana Health and Education Authority
  Revenue Refunding - Lambeth House, Inc.
  Project, 5.25%, Due 1/01/05                           750,000         753,750
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Project,
  6.25%, Due 10/01/11                                 1,190,000       1,063,562
Orleans Parish, Louisiana School Board
  Compound Interest GO, Zero %,
  Due 2/01/08                                         1,590,000       1,283,925
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07:
  Series A                                              300,000         293,625
  Series D                                            1,000,000         978,750
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                     1,000,000       1,038,800
West Feliciana Parish, Louisiana PCR - Gulf
  States Utilities Company III Project,
  7.70%, Due 12/01/14                                 1,000,000       1,017,980
                                                                 --------------
                                                                      6,430,392
Maine 0.7%
Baileyville, Maine PCR - Georgia-Pacific
  Corporation Project, 4.75%, Due 6/01/05             1,000,000         940,000

Maryland 0.8%
Baltimore County, Maryland IDR - Barre-
  National, Inc. Equipment Project,
  6.875%, Due 7/01/09                                 1,200,000       1,132,500

Massachusetts 1.1%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.30%, Due 12/01/14                435,000         405,638
Massachusetts Development Finance Agency
  Revenue - Developmental Disabilities, Inc.
  Project, 7.25%, Due 6/01/04                           575,000         587,707
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project,
  5.15%, Due 12/01/07                                   500,000         489,375
                                                                 --------------
                                                                      1,482,720
Michigan 0.8%
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  7.10%, Due 2/01/06                                  1,025,000       1,094,188

Minnesota 2.1%
Burnsville, Minnesota CDR Refunding -
  Holiday Inn Project, 5.875%, Due 4/01/08            1,430,000       1,435,105
Minneapolis and St. Paul, Minnesota
  Metropolitan Airports Commission Special
  Facilities Revenue - Northwest Airlines
  Project, 6.50%, Due 4/01/25
  (Mandatory Put at $100 on 4/01/05)                  1,700,000       1,451,375
                                                                 --------------
                                                                      2,886,480
Missouri 3.0%
Chesterfield, Missouri Tax Increment
  Revenue Refunding and Improvement -
  Chesterfield Valley Project,
  4.50%, Due 4/15/16                                  1,075,000       1,109,937
Columbia, Missouri IDR - American Air
  Filter Company, Inc. Project,
  7.45%, Due 7/01/04                                    490,000         491,171
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project:
  5.10%, Due 6/01/05                                    125,000         123,906
  5.20%, Due 6/01/06                                    135,000         132,975

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
I-470 & 350 Transportation Development
  District Transportation Revenue:
  4.70%, Due 5/01/04                             $      315,000  $      316,843
  5.00%, Due 5/01/05                                    100,000         101,125
  5.20%, Due 5/01/06                                    375,000         380,625
Nevada, Missouri Hospital Revenue - Nevada
  Regional Medical Center Project,
  6.00%, Due 10/01/07                                 1,295,000       1,314,425
                                                                 --------------
                                                                      3,971,007
Nevada 1.5%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.30%, Due 2/01/09                                    525,000         543,664
Las Vegas, Nevada Paiute Tribe Revenue,
  4.65%, Due 11/01/05                                 1,500,000       1,520,625
                                                                 --------------
                                                                      2,064,289
New Hampshire 0.3%
New Hampshire Higher Educational and
  Health Facilities Authority Revenue -
  New England College Project,
  5.375%, Due 3/01/05                                   365,000         367,281

New Jersey 1.0%
New Jersey EDA EDR Capital Appreciation -
  Kapkowski Road Project,
  Zero %, Due 4/01/05                                   310,000         300,700
New Jersey Health Care Facilities Financing
  Authority Revenue - Raritan Bay Medical
  Center Project, 7.25%, Due 7/01/14                  1,000,000       1,038,750
                                                                 --------------
                                                                      1,339,450
New Mexico 3.1%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              2,330,000       2,394,075
Santa Fe County, New Mexico Project
  Revenue - El Castillo Retirement
  Residences Project, 5.80%, Due 5/15/18              1,835,000       1,718,019
                                                                 --------------
                                                                      4,112,094
New York 4.2%
Monroe County, New York Industrial
  Development Agency Revenue - Empire
  Sports Project, 6.50%, Due 3/01/08                  1,105,000         977,925
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue:
  North Shore Health System Project,
  5.625%, Due 11/01/10                                  910,000         924,788
  Special Needs Facilities Pooled Program
  Project, 5.60%, Due 7/01/05                           185,000         186,619
  Special Needs Facilities Pooled Program
  Project, 6.50%, Due 7/01/06                           705,000         712,931
New York, New York GO, 5.25%, Due 8/01/09             1,000,000       1,091,990
New York, New York Industrial Development
  Agency Civic Facility Revenue - Special
  Needs Facilities Pooled Project,
  5.60%, Due 7/01/05                                    800,000         807,000
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32                 600,000         435,000
Suffolk County, New York Industrial
  Development Agency Civic Facility Revenue:
  6.50%, Due 7/01/06                                    365,000         369,106
  6.875%, Due 7/01/10                                   165,000         168,506
                                                                 --------------
                                                                      5,673,865
North Carolina 0.8%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 8.00%, Due 3/01/10
  (Defaulted Effective 8/24/00) (f)                   1,000,000           7,500
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  6.00%, Due 1/01/13                                  1,000,000       1,023,750
                                                                 --------------
                                                                      1,031,250

Ohio 0.9%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.50%, Due 12/01/08                          300,000         181,125
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project, 5.46%, Due
  10/01/37 (Defaulted Effective 4/20/01) (f)            104,374               1
Ohio Water Development Authority Facilities
  PCR Refunding - Cleveland Electric
  Illuminating Company Pollution Control
  Project, 5.58%, Due 6/15/33
  (Mandatory Put at $100 on 6/15/04)             $    1,000,000       1,020,000
                                                                 --------------
                                                                      1,201,126
Oklahoma 1.4%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08                1,000,000       1,040,000
Tulsa, Oklahoma Municipal Airport Trust
  Revenue - American Airlines-AMR
  Corporation Project, 7.35%, Due 12/01/11            1,500,000         810,000
                                                                 --------------
                                                                      1,850,000
Pennsylvania 3.9%
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project, 8.00%, Due 12/01/05                          960,000         973,200
Butler County, Pennsylvania IDA Health
  Center Revenue Refunding - Sherwood
  Oaks Project, 5.75%, Due 6/01/11                      500,000         510,560
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10          1,600,000       1,662,000
Ontelaunee Township, Pennsylvania
  Municipal Authority Sewer Revenue,
  4.25%, Due 1/15/05                                    500,000         507,500
Pennsylvania EDFA Revenue - 30th Street
  Station Garage Project, 5.00%,
  Due 6/01/10 (e)                                       500,000         527,500
Susquehanna, Pennsylvania Area Regional
  Airport Authority Airport Facilities
  Revenue - AERO Harrisburg LLC Project,
  5.25%, Due 1/01/09                                  1,215,000       1,123,875
                                                                 --------------
                                                                      5,304,635
South Carolina 1.1%
Connector 2000 Association, Inc. Senior
  Current Interest Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, 5.25%, Due 1/01/23                 700,000         294,000
South Carolina Ports Authority Ports
  Revenue, 7.80%, Due 7/01/09 (c)                     1,000,000       1,200,000
                                                                 --------------
                                                                      1,494,000
South Dakota 0.3%
Lincoln County, South Dakota Revenue -
  American Baptist Homes of the Midwest-
  Trail Ridge Project, 5.875%, Due 11/15/21             445,000         368,794

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Tennessee 1.9%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                        $    2,500,000  $    2,508,600

Texas 4.4%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                  1,238,083       1,227,249
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue -
  Carillon, Inc. Project, 5.75%, Due 7/01/29
  (Mandatory Put at $100 on 7/01/04)                  2,000,000       2,007,500
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project,
  6.375%, Due 1/01/07                                 1,300,000       1,288,625
Tom Green County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Shannon Health System Project,
  5.60%, Due 5/15/06                                    875,000         896,875
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp
  Medical Center Project, 5.00%, Due 6/01/07            500,000         520,625
                                                                 --------------
                                                                      5,940,874
Vermont 1.0%
Vermont Educational and Health Buildings
  Financing Agency Revenue:
  Health Care Facility-Copley Manor Project,
  5.40%, Due 4/01/06 (Defaulted Effective
  5/08/03) (f)                                          455,000         273,000
  Vermont Council of Developmental and
  Mental Health Project, 6.20%, Due 12/15/05          1,005,000       1,066,556
                                                                 --------------
                                                                      1,339,556
Virgin Islands 0.8%
Virgin Islands Public Finance Authority
  Revenue:
  6.00%, Due 10/01/06                                   500,000         542,500
  6.00%, Due 10/01/07                                   500,000         544,375
                                                                 --------------
                                                                      1,086,875
Washington 0.7%
Spokane, Washington Downtown Foundation
  Parking Revenue - River Park Square
  Project, 5.00%, Due 8/01/08 (e)                     1,000,000         993,750

Wisconsin 3.4%
Badger Tobacco Asset Securitization
  Corporation Tobacco Settlement Revenue:
  5.00%, Due 6/01/08                                    200,000         188,000
  5.50%, Due 6/01/10                                  1,000,000         950,000
Brookfield, Wisconsin IDR Refunding -
  Midway Motor Lodge Project,
  8.40%, Due 4/01/12 (f)                                935,000         992,269
Cudahy, Wisconsin School District COP,
  6.45%, Due 3/01/13                                    130,000         138,613
Wisconsin Health and EFA Revenue:
  Divine Savior Hospital, Inc. Project,
  4.60%, Due 6/01/04                                    240,000         239,472
  Lutheran Home Project, 7.00%, Due 9/01/25              30,000          30,042
  National Regency of New Berlin, Inc. Project,
  7.75%, Due 8/15/15                                    960,000         993,600
  National Regency of New Berlin, Inc.
  Project, 8.00%, Due 8/15/25                           935,000         975,906
                                                                 --------------
                                                                      4,507,902
Wyoming 0.8%
Teton County, Wyoming Hospital District
  Hospital Revenue - St. Johns Medical Center
  Project, 5.25%, Due 12/01/07                        1,050,000       1,085,437
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $93,666,517)                             90,321,979
-------------------------------------------------------------------------------
Variable Rate Put Bonds 15.8%
Arizona 1.5%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - El Paso
  Electric Company Project, 6.25%, Due
  5/01/37 (Mandatory Put at $100 on 8/01/05)          1,000,000       1,011,250
Mohave County, Arizona IDA IDR - Citizens
  Utilities Company Project, 4.75%,
  Due 8/01/20 (Putable at $100 and Rate
  Reset Effective 8/01/07)                            1,000,000         963,750
                                                                 --------------
                                                                      1,975,000
Illinois 0.5%
Illinois DFA IDR - Citizens Utilities Company
  Project, 4.80%, Due 8/01/25 (Putable at
  $100 and Rate Reset Effective 8/01/07)                660,000         637,725

Indiana 1.0%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project, 5.00%, Due 3/01/30
  (Mandatory Put at $100 on 3/01/06)                  1,300,000       1,330,875

Minnesota 2.8%
St. Paul, Minnesota Housing and
  Redevelopment Authority Lease Revenue -
  Higher Ground Academy Project, 7.50%,
  Due 11/01/28 (Mandatory Put at $100
  on 6/01/04)                                         3,800,000       3,814,820

Nevada 0.9%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                  1,200,000       1,200,000

New Hampshire 0.7%
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%,
  Due 10/01/21 (Mandatory Put at $100 on
  10/01/04)                                             965,000       1,002,394

New Jersey 1.8%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Mandatory Put at $100 on 5/15/04)                  2,500,000       2,486,800

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Ohio 0.0%
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project,
  1.25%, Due 10/01/37 (f)                        $       60,158  $       41,283

Pennsylvania 1.1%
Beaver County, Pennsylvania IDA PCR
  Revenue Refunding - Toledo Edison
  Project, 4.85%, Due 6/01/30 (Mandatory
  Put at $100 on 6/01/04)                             1,500,000       1,512,420

Puerto Rico 0.8%
Commonwealth of Puerto Rico GO,
  5.00%, Due 7/01/18 (Mandatory Put at
  $100 on 7/01/08) (b)                                1,000,000       1,085,000

Tennessee 0.8%
Metropolitan Government of Nashville and
  Davidson Counties, Tennessee IDR - Waste
  Management, Inc. Project, 4.10%, Due
  8/01/31 (Mandatory Put at $100 on 8/01/04)          1,000,000       1,015,000

Texas 3.9%
Brazoria County, Texas Brazos River Harbor
  Navigation District Revenue - Dow
  Chemical Company Project, 4.20%, Due
  5/15/33 (Mandatory Put at $100 on 5/15/05)          1,000,000       1,022,500
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put
  at $100 on 11/01/06)                                1,450,000       1,455,438
Trinity River Authority PCR Revenue -
  TXU Electric Company Project, 5.00%,
  Due 5/01/27 (Mandatory Put at $100
  on 11/01/06)                                        2,750,000       2,736,250
                                                                 --------------
                                                                      5,214,188
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $21,181,029)                                                 21,315,505
-------------------------------------------------------------------------------
Short-Term Investments (a) 18.2%
Municipal Bonds 9.5%
Arizona 0.1%
Winslow, Arizona IDA Hospital Revenue -
  Winslow Memorial Hospital Project,
  4.95%, Due 6/01/03 (f)                                200,000         199,134

Connecticut 0.2%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                  260,000         260,237

District of Coumbia 0.1%
District of Columbia Revenue - American
  Geophysical Union Project,
  5.50%, Due 9/01/03                                    155,000         156,051

Illinois 1.8%
Chicago, Illinois Tax Increment -
  Chatham Ridge Redevelopment Project,
  3.30%, Due 12/15/03                                   960,000         962,054

Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial Hospital
  Project, 5.25%, Due 11/15/03                          130,000         129,891
Illinois Industrial PCFA Revenue -
  Olin Corporation Project,
  6.875%, Due 3/01/04                                 1,375,000       1,396,037
                                                                 --------------
                                                                      2,487,982
Indiana 0.7%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University Project,
  5.05%, Due 10/01/03                                   895,000         897,237

Kansas 0.9%
Kansas Independent College Finance
  Authority Educational Facilities Revenue -
  Benedictine College Project,
  6.00%, Due 11/01/03                                 1,185,000       1,204,789

Kentucky 0.5%
Jefferson County, Kentucky Health Facilities
  Revenue Refunding - Beverly Enterprises,
  Inc. Project, 5.40%, Due 5/01/03                      430,000         430,000
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.10%, Due 10/01/03                                   250,000         249,785
                                                                 --------------
                                                                        679,785
Massachusetts 0.6%
Massachusetts Development Finance Agency
  Revenue - Alliance Health Care Facility
  Project, 6.50%, Due 7/01/03                           280,000         280,370
Massachusetts Health and EFA Revenue -
  Central New England Health System,
  5.75%, Due 8/01/03                                    140,000         140,304
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.25%, Due 12/01/03                                   390,000         391,560
                                                                 --------------
                                                                        812,234
Minnesota 1.0%
Maplewood, Minnesota Health Care Facility
  Revenue - Health East Project,
  5.80%, Due 11/15/03                                 1,400,000       1,391,824

Missouri 0.2%
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 5.75%, Due 12/01/03           230,000         230,770

New Jersey 0.6%
New Jersey EDA EDR Capital Appreciation -
  Kapkowski Road Project,
  Zero %, Due 4/01/04                                   160,000         158,106
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 8/15/99
  (Defaulted Effective 12/21/99) (f)                  1,378,577         620,360
                                                                 --------------
                                                                        778,466
Ohio 0.8%
Dayton, Ohio Special Facilities Revenue -
  AFCO Cargo Day LLC Project,
  5.875%, Due 4/01/04                                   110,000         110,084

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  5.375%, Due 2/01/22 (Putable at $100
  on 2/01/04)                                    $    1,050,000  $    1,040,665
                                                                 --------------
                                                                      1,150,749
Oklahoma 0.2%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.45%, Due 6/01/03                  260,000         259,917

Pennsylvania 1.3%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project, 8.45%, Due 11/15/03                 1,200,000       1,211,904
Clarion County, Pennsylvania IDA Health
  Facilities Revenue Refunding - Beverly
  Enterprises, Inc. Project, 5.50%,
  Due 5/01/03                                           150,000         150,000
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue, 7.00%, Due 9/01/02
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                     300,000         165,000
  RSI Properties/Greensburg LLC Project                 300,000         165,000
                                                                 --------------
                                                                      1,691,904
Virginia 0.3%
Hampton, Virginia Redevelopment and
  Housing Authority First Mortgage Revenue
  Refunding - Olde Hampton Project,
  6.00%, Due 7/01/03                                    360,000         360,324

Wisconsin 0.2%
Wisconsin Health and EFA Revenue -
  Divine Savior Hospital, Inc. Project,
  4.45%, Due 6/01/03                                    225,000         224,969
                                                                 --------------
Total Municipal Bonds                                                12,786,372

Variable Rate Put Bonds 8.7%
Arkansas 0.4%
Arkansas DFA Facilities Revenue - Waste
  Management Project, 3.50%, Due 8/01/21
  (Mandatory Put at $100 on 8/01/03)                    500,000         500,560

District of Columbia 1.1%
District of Columbia Revenue -
  Medstar University Hospital Project,
  6.40%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/04)                                    1,500,000       1,534,620

Illinois 1.6%
Illinois DFA PCR Refunding - Illinois Power
  Company Project (e):
  3.25%, Due 11/01/28 (Putable at $100 and
  Rate Reset Effective on 5/15/03)                      100,000         100,000
  3.35%, Due 4/01/32 (Putable at $100 and
  Rate Reset Effective on 6/02/03)                    2,015,000       2,015,000
                                                                 --------------
                                                                      2,115,000
Iowa 0.4%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)                   500,000         504,630

Louisiana 0.7%
St. Charles Parish, Louisiana PCR Refunding -
  Entergy Louisiana, Inc. Project, 5.35%,
  Due 10/01/29 (Mandatory Put at $100
  on 10/01/03)                                        1,000,000       1,001,050

Montana 0.7%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                         1,000,000       1,000,000

New Hampshire 0.9%
New Hampshire IDA Revenue - International
  Paper Project, 3.75%, Due 10/15/06
  (Mandatory Put at $100 on 10/15/03)                 1,235,000       1,237,840

Oregon 0.2%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                               250,000         250,000

Pennsylvania 0.8%
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put
  at $100 on 10/01/03)                                1,000,000       1,007,160

Texas 1.9%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at $100
  on 11/15/03)                                        2,025,000       2,019,148
Matagorda County, Texas Navigational District
  Number 1 PCR Refunding - Central Power
  & Light Company, 4.00%, Due 5/01/30
  (Mandatory Put at $100 on 11/01/03)                   500,000         501,220
                                                                 --------------
                                                                      2,520,368
                                                                 --------------
Total Variable Rate Put Bonds                                        11,671,228
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,884,750)                      24,457,600
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $138,732,296) 101.1%                                        136,095,084
Other Assets and Liabilities, Net (1.1%)                             (1,514,862)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  134,580,222
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
20 Five-Year U.S. Treasury Notes        6/03     $    2,275,000  $       (9,375)

--------------------------------------------------------------------------------

                         STRONG MINNESOTA TAX-FREE FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 84.1%
Minnesota 81.0%
Aitkin County, Minnesota COP,
  5.80%, Due 2/01/08                             $       20,000  $       21,850
Bass Brook, Minnesota PCR Refunding -
  Minnesota Power & Light Company
  Project, 6.00%, Due 7/01/22                            10,000          10,171
Bloomington, Minnesota Independent
  School District Number 271 GO,
  5.00%, Due 2/01/15                                     50,000          53,625
Burnsville, Minnesota Hospital System
  Revenue - Fairview Community Hospitals
  Project, Zero %, Due 5/01/12                          205,000         126,588
Chaska, Minnesota Independent School
  District Number 112 Refunding,
  5.00%, Due 2/01/16                                    100,000         106,375
Clay County, Minnesota Housing and
  Redevelopment Authority Lease Revenue
  Refunding, 5.15%, Due 2/01/13                          25,000          26,344
Dakota and Washington Counties, Minnesota
  Housing and Redevelopment Authority
  SFMR, 8.15%, Due 9/01/16 (e)                           40,000          56,450
Eden Prairie, Minnesota Independent School
  District 272 Refunding, 4.125%, Due 2/01/08            10,000          10,712
Hastings, Minnesota Health Care Facility
  Revenue - Regina Medical Center,
  4.80%, Due 9/15/10 (e)                                 55,000          57,888
Hennepin County, Minnesota GO,
  5.00%, Due 12/01/20                                    20,000          21,025
Lakeville, Minnesota Independent School
  District Number 194 GO Refunding:
  5.00%, Due 2/01/13 (e)                                 50,000          55,562
  5.00%, Due 2/01/14 (e)                                 50,000          55,125
Minneapolis and St. Paul, Minnesota
  Metropolitan Airports Common Airport
  Revenue, Series A, 5.125%, Due 1/01/25 (e)             20,000          20,700
Minneapolis, Minnesota Art Center Facilities
  Revenue - Walker Art Center Project,
  5.125%, Due 7/01/21                                   145,000         152,250
Minneapolis, Minnesota GO:
  4.60%, Due 12/01/12                                    25,000          26,406
  5.00%, Due 12/01/22                                    20,000          20,850
Minneapolis, Minnesota Health Care System
  Revenue, 5.75%, Due 11/15/32                           25,000          25,781
Minneapolis, Minnesota Hospital Revenue -
  Childrens Health Center Project,
  7.00%, Due 8/01/13                                     35,000          43,881
Minneapolis, Minnesota Hospital Revenue -
  St. Mary's Hospital and Rehabilitation
  Project, 10.00%, Due 6/01/13                           10,000          13,638
Minneapolis, Minnesota MFHR:
  Bottineau Project, 4.125%, Due 11/20/12                20,000          20,325
  Seward Towers Project, 5.00%, Due 5/20/36 (e)          50,000          50,812
Minneapolis, Minnesota Special School District
  Number 1 COP, 5.00%, Due 5/01/09 (e)                   15,000          16,744
Minnesota Agricultural and EDB EDR:
  Evangelical Lutheran Project,
  5.00%, Due 2/01/07                                     30,000          32,025
  Evangelical Lutheran Project,
  6.00%, Due 2/01/22                                     50,000          52,250
  Health Care System Project,
  6.375%, Due 11/15/29                                   30,000          32,250
Minnesota GO:
  5.00%, Due 10/01/12                                    50,000          55,750
  5.00%, Due 10/01/14                                    30,000          32,925
Minnesota Higher EFA Revenue:
  Hamline University Project,
  5.65%, Due 10/01/07                                    50,000          54,125
  Macalester College Project,
  5.50%, Due 3/01/12                                     70,000          74,375
Minnesota Housing Finance Agency SFMR:
  5.15%, Due 7/01/19                                     10,000          10,275
  5.80%, Due 1/01/19                                     10,000          10,475
  5.90%, Due 7/01/25                                      5,000           5,156
  6.50%, Due 1/01/26                                      5,000           5,106
Minnesota Public Facilities Authority Water
  PCR:
  5.00%, Due 3/01/09                                     25,000          27,344
  5.00%, Due 3/01/16                                     50,000          53,563
Monticello - Big Lake, Minnesota Community
  Hospital District Gross Revenue,
  5.75%, Due 12/01/19 (e)                               100,000         109,125
Moorhead, Minnesota Multifamily Housing
  Facilities Revenue - Fairmont Project,
  Zero %, Due 10/01/17                                   20,000          10,075
Moorhead, Minnesota New Public Housing
  Authority Revenue, 4.875%, Due 5/01/05                 10,000          10,575
New Prague, Minnesota Independent School
  District Number 721, Series A,
  4.90%, Due 2/01/10 (e)                                 35,000          37,362
Osseo, Minnesota Independent School District
  Number 279 Revenue Refunding:
  4.10%, Due 2/01/12                                     20,000          20,775
  4.75%, Due 2/01/19 (e)                                 25,000          25,969
  5.00%, Due 2/01/10                                     35,000          38,938
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 5.00%, Due 1/01/15 (b) (e)                  50,000          53,562
Rochester, Minnesota Health Care Facilities
  Revenue - Mayo Medical Center Project,
  5.875%, Due 11/15/08                                   20,000          23,075
Roseville, Minnesota Independent School
  District Number 623 - School District
  Enhancement Project, 5.00%, Due 2/01/17 (e)           100,000         106,750
Sartell, Minnesota Independent School District
  Number 748 GO, 4.75%, Due 2/01/12 (e)                  20,000          21,675
Sauk Rapids, Minnesota Housing and
  Redevelopment Authority Public Facility
  Lease Revenue, 5.00%, Due 2/01/18                      30,000          30,750
Shakopee, Minnesota Independent School
  District Number 720 GO, 4.50%, Due 2/01/13             15,000          15,563
Southern Minnesota Municipal Power Agency
  Power Supply System Revenue:
  5.00%, Due 1/01/06                                     25,000          27,156
  5.25%, Due 1/01/15 (e)                                 50,000          56,937
  5.70%, Due 1/01/05                                     10,000          10,513
St. Cloud, Minnesota Housing and
  Redevelopment Authority In and For
  Revenue - State University Foundation
  Project, 4.25%, Due 5/01/12                            20,000          21,075
St. Paul, Minnesota Housing and
  Redevelopment Authority CDR - St. Paul
  Academy and Summit School Project,
  5.50%, Due 10/01/24                                    25,000          26,187
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 6.625%, Due 11/01/17               20,000          17,850

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG MINNESOTA TAX-FREE FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
St. Paul, Minnesota Housing and
  Redevelopment Authority Parking Revenue -
  Allina Health System Gold Ramp Project,
  4.95%, Due 3/01/06                             $       15,000  $       15,825
St. Paul, Minnesota Independent School District
  Number 625 GO, 5.375%, Due 2/01/12 (e)                 50,000          55,500
St. Paul, Minnesota Port Authority Hospital
  Revenue, 7.25%, Due 7/01/06                            20,000          22,550
St. Paul, Minnesota Port Authority Hotel
  Facility Revenue - Raddisson Kellogg
  Project, 8.05%, Due 8/01/21                            10,000          12,663
St. Paul, Minnesota Port Authority IDR,
  7.10%, Due 11/01/06                                    10,000          11,850
St. Paul, Minnesota Port Authority Lease
  Revenue, 5.25%, Due 12/01/27                           20,000          20,975
Stillwater, Minnesota Independent School
  District Number 834 GO, 5.00%, Due 2/01/09             10,000          11,150
Washington County, Minnesota Housing and
  Redevelopment Authority Government
  Revenue:
  4.60%, Due 2/20/06 (e)                                 25,000          25,969
  5.55%, Due 8/20/28                                     25,000          25,844
Wayzata, Minnesota Independent School
  District Number 284 Revenue GO
  Refunding, 5.00%, Due 2/01/11                          25,000          27,125
Western, Minnesota Municipal Power Agency
  Minnesota Power Supply Revenue:
  5.50%, Due 1/01/12 (e)                                 45,000          49,500
  6.375%, Due 1/01/16                                     5,000           5,944
  9.75%, Due 1/01/16 (e)                                 75,000         115,031
Willmar, Minnesota GO - Rice Memorial
  Hospital Project, 5.00%, Due 2/01/19 (e)               40,000          42,750
Windom, Minnesota Independent School
  District Number 177 GO, 4.60%, Due 2/01/15             20,000          20,800
                                                                 --------------
                                                                      2,566,109
Puerto Rico 3.1%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue, 6.00%, Due 7/01/26
  (Pre-Refunded at $100 on 7/01/10)                      35,000          41,562
Commonwealth of Puerto Rico Highway and
  Transportation Authority Revenue,
  5.25%, Due 7/01/10 (e)                                  5,000           5,688
Puerto Rico Electric Power Authority
  Revenue Refunding:
  5.00%, Due 7/01/16 (e)                                 20,000          22,200
  5.25%, Due 7/01/22 (e)                                 25,000          26,625
                                                                 --------------
                                                                         96,075
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $2,617,250)                               2,662,184
-------------------------------------------------------------------------------
Short-Term Investments (a) 20.0%
Variable Rate Put Bonds
Minnesota
Burnsville, Minnesota Housing Revenue -
  Provence LLC Project, 1.61%, Due 1/01/45
  (Putable at $100 and Rate Reset Effective
  on 5/08/03) (e)                                       130,000         130,000
Canby, Minnesota Community Hospital
  District Number 1 Revenue - Sioux Valley
  Hospitals & Health Systems, 1.65%,
  Due 11/01/26 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                           100,000         100,000
Edina, Minnesota MFMR Refunding - Vernon
  Terrace Project, 2.10%, Due 7/01/25 (Putable
  at $100 and Rate Reset Effective on 5/15/03)          240,000         240,000
Faribault, Minnesota IDR - Apogee Enterprises,
  Inc. Project, 1.62%, Due 7/01/21 (Putable at
  $100 and Rate Reset Effective on 5/08/03) (e)         165,000         165,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $635,000)                            635,000
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $3,252,250) 104.1%                                            3,297,184
Other Assets and Liabilities, Net (4.1%)                               (130,435)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    3,166,749
===============================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                   --  $           --
Options written during the period                             1           1,344
Options closed                                               --              --
Options expired                                              --              --
Options exercised                                            --              --
                                                 --------------  --------------
Options oustanding at end of period                           1  $        1,344
                                                 ==============  ==============

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                    Contracts
                                                  (1000 shares        Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
United States Ten-Year Treasury
  Note Futures Options:
Calls: (Strike price is $117. Expiration date
  is 6/20/03. Premium received is $1,344)                     1  $         (125)

                      STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 65.8%
Alabama 0.6%
Choctaw County, Alabama Revenue,
  3.625%, Due 3/01/09                            $    3,330,000  $    3,442,387

Alaska 1.7%
Alaska Industrial Development & Export
  Authority Revenue Refunding:
  4.50%, Due 4/01/05                                  1,400,000       1,461,250
  5.00%, Due 4/01/06                                  1,465,000       1,574,875
Northern Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                                  7,435,000       7,304,888
                                                                 --------------
                                                                     10,341,013
Arizona 1.2%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project:
  4.65%, Due 2/15/07                                    650,000         511,062
  4.875%, Due 2/15/09                                   135,000         103,275
Pinal County, Arizona IDA Correctional
  Facilities Contract Revenue - Florence West
  Prison Project, 3.875%, Due 10/01/09                2,980,000       3,058,225
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort Apache
  Timber Company Project,
  6.25%, Due 3/05/12 (f)                              3,700,526       3,848,547
                                                                 --------------
                                                                      7,521,109

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
                                                 --------------  --------------
Arkansas 0.5%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07      $    2,250,000  $    2,013,750
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.00% Due 2/01/07 (b)                               1,090,000       1,126,788
                                                                 --------------
                                                                      3,140,538
California 3.8%
ABAG Finance Authority for Nonprofit
  Corporations Revenue - San Diego Hospital
  Association Project, 6.00%, Due 8/15/05             2,670,000       2,870,250
California Department of Water Resources
  Power Supply Revenue, 5.50%, Due 5/01/07            3,270,000       3,614,658
California Housing Finance Agency Home
  Mortgage Revenue, 6.20%, Due 2/01/27                4,000,000       4,045,000
California Statewide Communities
  Development Authority Revenue - Henry
  Mayo Newhall Memorial Hospital Project,
  4.00%, Due 10/01/04                                   750,000         752,812
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Refunding - Laxfuel Corporation-LA
  International Project, 5.25%, Due 1/01/09           1,590,000       1,729,984
Pasadena, California Revenue,
  4.50%, Due 12/19/06                                 5,105,765       5,297,231
Santa Rosa, California Rancheria Tachi Yokut
  Tribe Enterprise Revenue:
  5.00%, Due 3/01/08                                    650,000         665,438
  6.625%, Due 3/01/06                                 1,000,000       1,023,750
Sierra View Local Health Care District
  Revenue Refunding, 5.00%, Due 7/01/06               1,015,000       1,097,469
Tobacco Securitization Authority of Southern
  California Tobacco Settlement Revenue,
  5.25%, Due 6/01/27                                    825,000         793,031
Truckee-Donner Public Utility District of
  California COP:
  4.50%, Due 1/01/08                                    750,000         798,750
  4.75%, Due 1/01/10                                  1,180,000       1,252,275
                                                                 --------------
                                                                     23,940,648
Colorado 1.4%
Colorado Educational and Cultural Facilities
  Authority Revenue Refunding - Colorado
  Public Radio Project, 3.10%, Due 7/01/04              210,000         212,625
Colorado Health Facilities Authority Hospital
  Revenue Refunding - Parkview Medical
  Center Project:
  5.50%, Due 9/01/05                                    630,000         676,462
  5.50%, Due 9/01/06                                    205,000         223,450
Denver, Colorado City and County Airport
  Revenue Refunding:
  5.50%, Due 11/15/06                                   950,000       1,055,688
  6.00%, Due 11/15/06                                 1,330,000       1,494,587
Garfield County, Colorado Hospital Revenue -
  Valley View Hospital Association Project (b):
  3.50%, Due 5/15/07                                    830,000         855,938
  4.00%, Due 5/15/08                                    820,000         856,900
  4.00%, Due 5/15/09                                    835,000         865,269
Highlands Ranch, Colorado Metropolitan
  District Number 3 GO, 5.00%, Due 12/01/06             580,000         629,300
Highlands Ranch, Colorado Metropolitan
  District Number 3 GO Refunding,
  5.00%, Due 12/01/06                                 1,595,000       1,730,575
                                                                 --------------
                                                                      8,600,794
Connecticut 1.0%
Mashantucket Western Pequot Tribe Special
  Revenue, 6.40%, 9/01/11 (Pre-Refunded at
  $101 on 9/01/07)                                    4,000,000       4,660,000
Mohegan Tribe Indians Gaming Authority
  Public Improvement Revenue,
  5.50%, Due 1/01/06                                  1,250,000       1,292,187
                                                                 --------------
                                                                      5,952,187

Florida 4.0%
Brevard County, Florida HFA Homeowner
  Mortgage Revenue Refunding,
  6.50%, Due 9/01/22                                    692,000         768,120
Brevard County, Florida Utility Revenue,
  5.25%, Due 3/01/08                                    690,000         776,250
Duval County, Florida HFA MFHR - Lindsay
  Terrace Apartments Project,
  5.00%, Due 1/01/12                                  1,455,000       1,536,844
Escambia County, Florida HFA SFMR
  Refunding - Multi County Project,
  6.95%, Due 4/01/24                                  4,065,000       4,496,906
Hillsborough County, Florida IDA PCR
  Refunding - Tampa Electric Company
  Project (Mandatory Put at $100 on 8/01/07):
  4.00%, Due 5/15/18                                  2,400,000       2,382,000
  4.25%, Due 11/01/20                                 2,250,000       2,244,375
Manatee County, Florida HFA SFMR
  Refunding, 6.50%, Due 11/01/23                        960,000       1,052,400
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%,
  Due 11/15/35 (Mandatory Put at $100
  on 5/15/05)                                         7,370,000       7,029,138
Miami Beach, Florida Redevelopment
  Agency Incremental Tax Revenue,
  9.125%, Due 12/01/04                                1,535,000       1,541,324
Port St. Lucie, Florida Special Assessment
  Revenue - Tesoro Special Assessment
  Project, 3.50%, Due 1/01/08                         1,015,000       1,051,296
West Orange, Florida Healthcare District
  Revenue, 5.10%, Due 2/01/05                         1,845,000       1,937,250
                                                                 --------------
                                                                     24,815,903
Georgia 0.3%
Gainesville, Georgia School District Lease
  Revenue, 4.20%, Due 3/01/13 (f)                     1,136,702       1,162,278
Putnam County, Georgia School District
  Lease Revenue, 4.20%, Due 3/01/13                     670,232         685,312
                                                                 --------------
                                                                      1,847,590
Illinois 4.3%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                         1,090,000       1,148,587
Chicago, Illinois O'Hare International
  Airport Revenue Refunding:
  4.80%, Due 1/01/05                                  1,255,000       1,304,209
  5.60%, Due 1/01/07                                  1,200,000       1,227,792
  5.70%, Due 1/01/08                                    500,000         511,630
Chicago, Illinois Transit Authority Capital
  Revenue, 4.25%, Due 6/01/08                         2,000,000       2,077,500
Chicago Ridge, Illinois Tax Increment -
  Chatham Ridge Redevelopment Project,
  3.70%, Due 12/15/04                                 1,300,000       1,309,750
Godley, Illinois Park District GO:
  3.65%, Due 12/01/04                                   340,000         351,900
  5.50%, Due 12/01/04                                   325,000         337,188

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Illinois DFA PCR Refunding:
  Central Illinois Public Service Project,
  5.00%, Due 6/01/28 (Mandatory Put at
  $100 on 12/01/06)                              $    3,000,000  $    3,206,250
  Commonwealth Edison Company Project,
  6.75%, Due 3/01/15                                  2,900,000       3,204,500
Illinois DFA Revenue - Community
  Rehabilitation Providers Facilities Project,
  4.90%, Due 7/01/07                                    165,000         163,556
Illinois EFA Revenue - Lewis University
  Project, 5.30%, Due 10/01/04                          600,000         614,712
Illinois Health Facilities Authority Revenue:
  Decatur Memorial Hospital Project,
  4.20%, Due 10/01/05                                   320,000         335,200
  Memorial Medical Center Systems Project,
  5.25%, Due 10/01/09                                   625,000         700,000
Illinois Health Facilities Authority Revenue
  Refunding:
  Elmhurst Memorial Healthcare Project,
  5.00%, Due 1/01/09                                  1,300,000       1,373,125
  Lutheran General Health Systems Project,
  7.00%, Due 4/01/08                                  1,000,000       1,156,250
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Elgin Lease
  Purchase, 6.07%, Due 6/21/05 (f)                    1,564,667       1,640,944
Naperville City, Du Page and Will Counties,
  Illinois EDR Refunding - Illinois Hospital
  and Health Systems Association Project,
  5.70%, Due 5/01/04                                  1,000,000       1,031,260
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/11 (Mandatory Put at
  $100 on 12/01/06)                                   5,000,000       5,250,000
                                                                 --------------
                                                                     26,944,353
Indiana 2.2%
Hammond, Indiana Sewer and Solid Waste
  Disposal Revenue - American Maize Products
  Company Project, 8.00%, Due 12/01/24                2,500,000       2,737,500
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17             6,000,000       6,367,500
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 9/06/05                         4,570,000       4,597,054
                                                                 --------------
                                                                     13,702,054
Iowa 0.6%
Des Moines, Iowa Hospital Revenue
  Refunding, 7.00%, Due 11/15/07                      2,595,000       3,000,469
Tobacco Settlement Authority of Iowa Tobacco
  Settlement Revenue, 5.50%, Due 6/01/11                535,000         499,556
                                                                 --------------
                                                                      3,500,025
Kentucky 0.8%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Delta Air Lines,
  Inc. Project, 7.50%, Due 2/01/12                    3,000,000       2,430,000
Nelson County, Kentucky Industrial Building
  Revenue - Mabex Universal Corporation
  Project, 6.50%, Due 4/01/05                         2,175,000       2,316,375
                                                                 --------------
                                                                      4,746,375
Louisiana 2.5%
Calcasieu Parish, Louisiana IDB PCR
  Refunding - Gulf States Utilities Company
  Project, 6.75%, Due 10/01/12                        1,500,000       1,524,375
De Soto Parish, Louisiana Environmental
  Improvement Revenue - International Paper
  Company Project, 7.70%, Due 11/01/18                1,750,000       1,883,437
Orleans Parish, Louisiana School Board
  Compound Interest GO,
  Zero %, Due 2/01/08                                 6,890,000       5,563,675
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07:
  Series A                                              975,000         954,281
  Series D                                              860,000         841,725
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                     4,380,000       4,549,944
                                                                 --------------
                                                                     15,317,437
Maryland 0.2%
Carroll County, Maryland Consolidated
  Public Improvement Refunding,
  5.00%, Due 11/01/06 (b)                             1,000,000       1,091,250

Massachusetts 2.8%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.35%, Due 12/01/15              1,210,000       1,123,788
Massachusetts Health and EFA Revenue -
  Eye and Ear Infirmary Project,
  5.25%, Due 7/01/09                                  1,500,000       1,608,750
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                        4,500,000       4,630,905
Massachusetts Industrial Finance Agency
  Resource Recovery Revenue Refunding -
  Massachusetts Refusetech, Inc. Project,
  6.30%, Due 7/01/05                                  5,000,000       5,131,200
Massachusetts Industrial Finance Agency
  Water Treatment Revenue - Massachusetts-
  American Hingham Project,
  6.25%, Due 12/01/10                                 3,310,000       3,570,662
Municipal Tax-Exempt Trust Certificates,
  4.35%, Due 3/06/06                                  1,652,808       1,681,732
                                                                 --------------
                                                                     17,747,037
Michigan 2.9%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  6.00%, Due 7/01/04                                  1,005,000       1,042,688
  6.00%, Due 7/01/05                                    510,000         542,512
Michigan Strategic Fund Exempt Facilities
  Revenue - Waste Management, Inc. Project,
  4.20%, Due 8/01/27 (Mandatory Put at
  $100 on 8/01/04)                                    4,500,000       4,573,125
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  7.10%, Due 2/01/06                                  4,015,000       4,286,013
Pontiac, Michigan Tax Increment Finance
  Authority Revenue Refunding,
  4.00%, Due 6/01/05                                    215,000         223,331
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 8/15/10               7,229,096       7,409,824
                                                                 --------------
                                                                     18,077,493
Minnesota 1.8%
Minnesota Agricultural and Economic
  Development Board Revenue - Evangelical
  Lutheran Project, 5.00%, Due 2/01/07                   80,000          85,400
Minnesota COP, 3.50%, Due 6/30/07                     2,747,104       2,805,480

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Minnesota GO - Duluth Airport Lease
  Revenue Project, 6.25%, Due 8/01/14            $      500,000  $      542,500
Minnesota Higher EFA Revenue - Hamline
  University Project, 5.65%, Due 10/01/07               125,000         135,312
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 6.625%, Due 11/01/17            5,300,000       4,730,250
St. Paul, Minnesota Housing and
  Redevelopment Authority Parking
  Revenue - Allina Health System Gold Ramp
  Project, 4.95%, Due 3/01/06 (f)                     2,985,000       3,149,175
                                                                 --------------
                                                                     11,448,117
Mississippi 1.5%
Alcorn County, Corinth, Mississippi Hospital
  Revenue Refunding - Magnolia Regional
  Health Center Project, 5.75%, Due 10/01/13          1,000,000       1,095,000
Biloxi, Mississippi Housing Authority MFHR -
  Bayview Place Estates Project,
  4.50%, Due 9/01/05 (c)                              8,000,000       8,099,680
                                                                 --------------
                                                                      9,194,680
Missouri 1.6%
Boone County, Missouri Hospital Revenue
  Refunding, 5.00%, Due 8/01/09                       4,105,000       4,346,169
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16                  3,845,000       3,969,963
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.30%, Due 10/01/06                        1,460,000       1,525,700
                                                                 --------------
                                                                      9,841,832
Montana 0.6%
Billings, Montana Tax Incremental Urban
  Renewal Refunding:
  2.96%, Due 3/01/06                                  1,260,000       1,266,300
  3.38%, Due 3/01/07                                  1,300,000       1,306,500
  3.80%, Due 3/01/08                                    995,000       1,003,706
                                                                 --------------
                                                                      3,576,506
Nevada 0.8%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.20%, Due 2/01/08                                    830,000         859,316
Las Vegas, Nevada Paiute Tribe Revenue,
  5.30%, Due 11/01/07                                 1,400,000       1,429,750
Washoe County, Nevada Water Facility
  Revenue - Sierra Pacific Power Project,
  6.65%, Due 6/01/17                                  2,500,000       2,555,250
                                                                 --------------
                                                                      4,844,316
New Jersey 1.0%
New Jersey EDA EDR - American Airlines
  Project, 7.10%, Due 11/01/31                          500,000         165,000
New Jersey EFA Revenue - Stevens Institute of
  Technology Project, 4.50%, Due 7/01/08              1,020,000       1,081,200
New Jersey Health Care Facilities Financing
  Authority Revenue:
  Jersey City Medical Center Project,
  4.80%, Due 8/01/21                                  1,500,000       1,569,375
  Raritan Bay Medical Center Project,
  7.25%, Due 7/01/14                                  1,250,000       1,298,437
Pequannock, New Jersey River Basin Regional
  Sewer Authority GO Revenue Refunding,
  5.00%, Due 12/01/06                                 1,920,000       2,052,864
Tobacco Settlement Financing Corporation of
  New Jersey Revenue, 5.50%, Due 6/01/12                425,000         391,531
                                                                 --------------
                                                                      6,558,407
New Mexico 1.2%
Chaves County, New Mexico Gross Receipts
  Tax Revenue, 5.00%, Due 7/01/21                     2,125,000       2,194,063
New Mexico Educational Assistance
  Foundation Student Revenue Refunding,
  7.05%, Due 3/01/10                                    460,000         500,250
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              4,850,000       4,983,375
                                                                 --------------
                                                                      7,677,688
New York 3.0%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.50%, Due 11/01/04                        1,545,000       1,554,656
New York Mortgage Agency Homeowner
  Mortgage Revenue, 2.95%, Due 10/01/17               1,250,000       1,271,875
New York, New York GO:
  5.00%, Due 8/01/06, Series B                        2,780,000       2,991,975
  5.00%, Due 8/01/06, Series G                        1,000,000       1,076,250
  8.25%, Due 6/01/06                                    700,000         817,250
New York, New York Industrial Development
  Agency Civic Facility Revenue - Special
  Needs Facilities Pooled Project:
  5.60%, Due 7/01/05                                  1,540,000       1,553,475
  6.50%, Due 7/01/06                                  2,255,000       2,280,369
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32               1,900,000       1,377,500
Port Authority of New York and New Jersey
  Revenue, 5.75%, Due 7/01/09                         3,650,000       4,028,687
Port Authority of New York and New Jersey
  Special Obligation Revenue - Continental/
  Eastern/Laguardia Project,
  9.00%, Due 12/01/06                                 1,615,000       1,619,312
                                                                 --------------
                                                                     18,571,349
North Carolina 1.2%
North Carolina Eastern Municipal Power
  Agency Power Systems Revenue,
  6.00%, Due 1/01/09                                  2,000,000       2,225,000
North Carolina Eastern Municipal Power
  Agency Power Systems Revenue Refunding:
  6.00%, Due 1/01/06                                    790,000         866,038
  6.00%, Due 1/01/13                                  4,435,000       4,540,331
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                   115,000         131,819
                                                                 --------------
                                                                      7,763,188
Ohio 1.7%
Beavercreek, Ohio City School District TAN,
  4.00%, Due 12/01/05                                 2,070,000       2,160,562
Belmont County, Ohio Health System
  Revenue Refunding and Improvement - East
  Ohio Regional Hospital Project,
  5.00%, Due 1/01/05 (e)                              1,105,000       1,156,106
Cleveland, Ohio Energy Conservation
  Improvement GO, 6.53%, Due 9/15/04                    865,000         923,388
Lorain County, Ohio Hospital Refunding and
  Improvement Revenue - Catholic
  Healthcare Partners Project,
  5.25%, Due 10/01/09                                 5,800,000       6,329,250
                                                                 --------------
                                                                     10,569,306

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Oklahoma 0.1%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08           $      550,000  $      572,000

Pennsylvania 3.5%
Butler County, Pennsylvania IDA Health
  Center Revenue Refunding - Sherwood
  Oaks Project, 5.75%, Due 6/01/11                    1,500,000       1,531,680
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10          6,000,000       6,232,500
Lehigh County, Pennsylvania General
  Purpose Authority Revenue - Kidspeace
  Obligation Group Project,
  5.70%, Due 11/01/09                                   150,000         149,625
Pennsylvania EDFA Revenue:
  30th Street Station Garage Project,
  5.00%, Due 6/01/10                                  2,000,000       2,110,000
  Northwestern Human Services Project,
  4.875%, Due 6/01/08                                 3,295,000       3,525,650
Pennsylvania Higher EFA Health Services
  Revenue - University of Pennsylvania
  Project:
  5.60%, Due 1/01/10                                  4,750,000       5,011,250
  6.00%, Due 1/01/06                                  1,000,000       1,091,250
Philadelphia, Pennsylvania Hospitals -
  Jeanes Health System Project,
  6.60%, Due 7/01/10                                  2,140,000       2,257,700
                                                                 --------------
                                                                     21,909,655
Puerto Rico 2.3%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue, 5.75%, Due 7/01/20
  (Pre-Refunded at $100 on 7/01/10)                     590,000         664,487
Commonwealth of Puerto Rico GO,
  5.00%, Due 7/01/18 (Mandatory Put at
  $100 on 7/01/08) (b)                               11,000,000      11,935,000
Puerto Rico Industrial Tourist Educational
  Medical and Environmental Control
  Facilities Revenue Refunding - Ana G.
  Mendez University System Project:
  4.00%, Due 12/01/04                                   325,000         333,125
  4.50%, Due 12/01/05                                   340,000         357,000
  4.50%, Due 12/01/06                                   355,000         378,075
  5.00%, Due 2/01/08                                    925,000         997,844
                                                                 --------------
                                                                     14,665,531
South Carolina 0.7%
South Carolina Ports Authority Ports
  Revenue:
  7.60%, Due 7/01/05                                  1,475,000       1,664,906
  7.70%, Due 7/01/06                                  1,205,000       1,423,406
  7.80%, Due 7/01/09                                  1,255,000       1,506,000
                                                                 --------------
                                                                      4,594,312
South Dakota 0.3%
South Dakota EDFA EDR - Angus Project:
  4.25%, Due 4/01/08                                    225,000         234,563
  4.50%, Due 4/01/09                                    260,000         271,700
South Dakota EDFA EDR Refunding -
  Pooled Loan Program-Technical
  Ordinance Project, 5.75%, Due 4/01/07                 760,000         780,110
South Dakota Health and EFA Revenue -
  Sioux Valley Hospital and Health System
  Project, 5.00%, Due 11/01/05                          345,000         369,150
                                                                 --------------
                                                                      1,655,523
Tennessee 2.2%
Citizens Gas Utility District Gas Revenue
  Refunding, 5.15%, Due 1/01/09                         800,000         837,144
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                             7,875,000       7,902,090
Knox County, Tennessee Health,
  Educational and Housing Facilities
  Revenue - University Health System, Inc.
  Project, 4.875%, Due 4/01/05                        1,520,000       1,599,800
Knox County, Tennessee Health,
  Educational and Housing Facilities
  Revenue Refunding - Catholic Healthcare
  Project, 4.50%, Due 10/01/06                        1,645,000       1,758,094
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/05                                 1,585,000       1,493,862
                                                                 --------------
                                                                     13,590,990
Texas 4.7%
Anson, Texas Education Facilities
  Corporation Student Housing Revenue -
  University of Texas - Waterview Park
  Project, 4.00%, Due 1/01/08 (e)                       940,000         971,725
Austin, Texas Utility System Revenue
  Refunding, 5.375%, Due 11/15/05                     1,500,000       1,562,655
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Revenue -
  Delta Air Lines, Inc. Project,
  7.125%, Due 11/01/26                                1,100,000         583,000
Falcons Lair, Texas Utility and Reclamation
  District COP, 7.10%, Due 10/15/06
  (Defaulted effective 4/15/03) (f)                   5,855,000       3,395,900
Harris County, Texas Health Facilities
  Development Corporation Revenue:
  Christus Health Project,
  5.25%, Due 7/01/07                                  4,645,000       5,138,531
  St. Lukes Episcopal Hospital Project,
  5.25%, Due 2/15/07                                  1,000,000       1,085,000
Harris County, Texas HFC MFHR -
  Bryant Development Project,
  3.56%, Due 9/01/05 (f)                                284,629         287,831
Lewisville, Texas Combination Contract
  Special Assessment Revenue - Castle Hills
  Number 3 Project, 4.125%, Due 5/01/31
  (Mandatory Put at $100 on 11/01/06)                 2,550,000       2,709,375
Munimae Trust Certificates,
  4.40%, Due 8/24/09
  (Mandatory Put at $100 on 12/17/06) (e)             5,165,000       5,345,775
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project:
  5.50%, Due 5/15/05                                  1,425,000       1,531,875
  5.50%, Due 5/15/06                                  2,000,000       2,195,000
North Forest, Texas Independent School
  District Refunding, 6.25%, 8/15/16                  1,000,000       1,068,750
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project,
  6.375%, Due 10/01/11                                2,735,000       2,823,888
Weslaco, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Knapp Medical Center Project,
  5.00%, Due 6/01/07                                    840,000         874,650
                                                                 --------------
                                                                     29,573,955

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Virgin Islands 1.2%
Virgin Islands Public Finance Authority
  Revenue:
  5.50%, Due 10/01/06                            $    3,185,000  $    3,531,369
  6.00%, Due 10/01/05                                 1,695,000       1,805,175
  6.00%, Due 10/01/06                                 1,000,000       1,085,000
  6.00%, Due 10/01/07                                 1,250,000       1,360,937
                                                                 --------------
                                                                      7,782,481
Virginia 0.3%
Bedford County, Virginia IDA Revenue
  Refunding - Georgia-Pacific Corporation
  Project, 4.60%, Due 8/01/04                         1,660,000       1,614,350
Fauquier County, Virginia IDA Hospital
  Revenue, 5.00%, Due 10/01/07 (e)                      345,000         380,794
                                                                 --------------
                                                                      1,995,144
Washington 0.6%
Port Vancouver, Washington GO,
  6.00%, Due 12/01/04                                   100,000         106,250
Snohomish County, Washington Public
  Hospital District Number 3 GO,
  6.00%, Due 6/01/10                                    205,000         219,094
Spokane, Washington Sewer Revenue
  Refunding, 5.30%, Due 5/01/09                       2,500,000       2,525,000
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project,
  6.25%, Due 12/01/11                                 1,110,000       1,114,163
                                                                 --------------
                                                                      3,964,507
West Virginia 0.6%
Ohio County, West Virginia Building
  Commission Revenue - Ohio Valley Medical
  Center Project, 7.00%, Due 10/01/10                   450,000         527,625
Weirton, West Virginia Municipal Hospital
  Building Commission Revenue - Weirton
  Medical Center Project, 4.50%,
  Due 12/01/05                                        1,535,000       1,602,156
West Virginia Public Energy Authority
  Energy Revenue - Morgantown Associates
  Project, 5.05%, Due 7/01/08                         1,640,000       1,707,650
                                                                 --------------
                                                                      3,837,431
Wisconsin 4.1%
Badger Tobacco Asset Securitization
  Corporation Revenue:
  5.50%, Due 6/01/10                                  1,980,000       1,881,000
  5.75%, Due 6/01/11                                  1,500,000       1,438,125
Forest County, Wisconsin Potowatomie
  Community General Credit Refunding -
  Health Center Project, 6.00%, Due 12/01/09          5,165,000       5,261,844
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project:
  4.85%, Due 12/01/07                                   570,000         594,938
  5.05%, Due 12/01/08                                   605,000         629,200
  5.20%, Due 12/01/09                                   650,000         673,562
Pleasant Prairie, Wisconsin Water and Sewer
  System Revenue BAN, 4.00%, Due 10/01/07             3,935,000       4,102,237
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                  1,030,000       1,038,446
Stevens Point, Wisconsin Community
  Development Authority Housing
  Mortgage Revenue, 6.50%, Due 9/01/09                   25,000          29,094
University of Wisconsin Hospitals and Clinics
  Authority Revenue, 5.25%, Due 4/01/06               1,385,000       1,476,756
Wisconsin Health and EFA Revenue:
  Divine Savior Healthcare Project,
  4.45%, Due 5/01/07                                    175,000         183,531
  Marquette University Project,
  4.00%, Due 10/01/08                                   420,000         447,300
  Marshfield Clinic Project:
  4.50%, Due 2/15/06                                    200,000         207,250
  5.25%, Due 2/15/05                                    300,000         313,125
  5.75%, Due 2/15/07                                    350,000         374,500
  National Regency of New Berlin, Inc.
  Project:
  7.75%, Due 8/15/15                                  3,370,000       3,487,950
  8.00%, Due 8/15/25                                  1,000,000       1,043,750
Wisconsin Refunding GO, 4.85%, Due 5/01/06            2,250,000       2,277,675
                                                                 --------------
                                                                     25,460,283
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $407,105,337)                        $  410,375,394
-------------------------------------------------------------------------------
Variable Rate Put Bonds 15.6%
Arizona 0.7%
Maricopa County, Arizona IDA IDR -
  Citizens Utilities Company Project,
  4.75%, Due 8/01/20 (Putable at $100
  and Rate Reset Effective on 8/01/07)                1,000,000         963,750
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster Village,
  Inc. Project, 5.25%, Due 6/01/16 (Putable
  at $100 and Rate Reset Effective 6/01/04)           3,300,000       3,290,034
                                                                 --------------
                                                                      4,253,784
California 0.4%
ABAG Finance Authority for Nonprofit
  Corporations Revenue MFHR Refunding -
  United Dominion Project, 6.25%,
  Due 8/15/30 (Mandatory Put at $100
  on 8/15/08)                                         2,000,000       2,187,500
Pasadena, California Revenue,
  5.27%, Due 12/19/06                                   456,325         485,986
                                                                 --------------
                                                                      2,673,486
District of Columbia 0.9%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%, Due
  8/15/31 (Mandatory Put at $100 on 2/15/06)          5,000,000       5,375,000

Florida 0.4%
Highlands County, Florida Health Facilities
  Authority Revenue - Adventist Health/
  Sunbelt Hospital Project, 3.35%,
  Due 11/15/32 (Mandatory Put at $100
  on 9/01/05)                                         2,250,000       2,309,062

Georgia 0.8%
Marietta, Georgia Authority MFHR Refunding
  (Mandatory Put at $100 on 7/01/04):
  Wood Glen Project, 4.75%, Due 7/01/24                  10,000          10,075
  Wood Knoll Project, 4.75%, Due 7/01/24              4,935,000       4,990,519
                                                                 --------------
                                                                      5,000,594
Illinois 0.1%
Illinois DFA IDR - Citizens Utilities Company
  Project, 4.80%, Due 8/01/25 (Putable at
  $100 and Rate Reset Effective 8/01/07)                340,000         328,525

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Indiana 1.1%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project (Mandatory Put
  at $100 on 3/01/06):
  4.75%, Due 3/01/25                             $    4,000,000  $    4,055,000
  5.00%, Due 3/01/30                                  2,800,000       2,866,500
                                                                 --------------
                                                                      6,921,500
Kansas 1.0%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Project
  (Mandatory Put at $100 on 10/01/07):
  4.75%, Due 9/01/15                                  5,000,000       5,206,250
  4.75%, Due 10/01/17                                 1,000,000       1,041,250
                                                                 --------------
                                                                      6,247,500
Louisiana 0.6%
St. Charles Parish, Louisiana PCR Refunding,
  4.85%, Due 6/01/30 (Mandatory Put at
  $100 on 6/01/05)                                    4,000,000       4,050,000

Massachusetts 0.8%
Massachusetts Health and EFA Revenue -
  Hillcrest Extended Care Project, 4.50%,
  Due 10/01/26 (Mandatory Put at $100
  on 4/01/06)                                         4,920,000       5,178,300

Michigan 0.1%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit
  Project, 5.30%, Due 11/15/33 (Mandatory
  Put at $100 on 11/15/06)                              420,000         466,725

Mississippi 0.4%
Moss Point, Mississippi Redevelopment
  Authority Urban Development Revenue -
  Jackson County Motel Project,
  5.50%, Due 8/01/05 (e)                              2,190,000       2,203,074

Nevada 0.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04) (b)              3,100,000       3,100,000

New Hampshire 0.6%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                  2,000,000       2,035,080
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%,
  Due 10/01/21 (Mandatory Put at $100
  on 10/01/04)                                        1,935,000       2,009,981
                                                                 --------------
                                                                      4,045,061
New York 0.1%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                    350,000         366,188

Ohio 0.3%
Ohio Air Quality Development Authority
  PCR - Ohio Edison Project, 5.80%,
  Due 6/01/16 (Mandatory Put at $100
  on 12/01/04)                                        1,525,000       1,576,469

Oklahoma 0.1%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project, 5.375%, Due 12/01/35 (Mandatory
  Put at $100 on 12/01/06)                            1,300,000         710,125

Pennsylvania 1.4%
Beaver County, Pennsylvania IDA PCR
  Refunding - Ohio Edison Company Project,
  4.65%, Due 6/01/33 (Mandatory Put at
  $100 on 6/01/04)                                    6,760,000       6,801,709
Montgomery County, Pennsylvania IDA
  PCR Refunding - Peco Energy Company,
  5.20%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/04)                                   2,000,000       2,090,000
                                                                 --------------
                                                                      8,891,709
Texas 3.6%
Brazoria County, Texas Brazos River
  Harbor Navigation District Revenue -
  Dow Chemical Company Project,
  4.20%, Due 5/15/33 (Mandatory Put
  at $100 on 5/15/05)                                 2,500,000       2,556,250
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                  4,875,000       4,875,000
Lancaster, Texas HFC MFHR - Intervest-
  Lancaster Project (f):
  3.06%, Due 6/15/04                                  2,767,447       2,777,825
  3.379%, Due 6/15/04                                   353,579         354,905
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                   7,430,000       7,457,863
Trinity River Authority PCR Revenue -
  TXU Electric Company Project, 5.00%,
  Due 5/01/27 (Mandatory Put at $100
  on 11/01/06)                                        4,750,000       4,726,250
                                                                 --------------
                                                                     22,748,093
Virginia 0.3%
Henrico County, Virginia EDA Revenue -
  Bon Secours Health System Project,
  5.75%, Due 11/15/30 (Mandatory Put
  at $100 on 11/15/04)                                2,000,000       2,112,500

Washington 1.4%
Chelan County, Washington Public Utility
  District Number 1 Consolidated Revenue -
  Chelan Hydro Project, 5.70%, Due 7/01/68
  (Mandatory Put at $100 on 7/01/08)                  1,865,000       2,007,206
Clark County, Washington Industrial
  Revenue Bond Public Corporation Solid
  Waste Disposal Project Revenue - Camas
  Power Boiler Limited Partnership Project,
  3.375%, Due 8/01/07                                 6,375,000       6,414,844
                                                                 --------------
                                                                      8,422,050
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
 (Cost $95,372,700)                                                  96,979,745
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 20.8%
Municipal Bonds 3.0%
Arizona 0.0%
Maricopa County, Arizona IDA MFHR -
  Mercy Bond Properties Arizona I-A,
  5.20%, Due 1/01/04                             $      190,000  $      193,471

Colorado 0.1%
Colorado Educational and Cultural Facilities
  Authority Revenue Refunding - Colorado
  Public Radio Project, 2.40%, Due 7/01/03              205,000         205,205
Colorado Health Facilities Authority
  Hospital Revenue - Parkview Medical
  Center Project, 4.90%, Due 9/01/03                    215,000         216,997
                                                                 --------------
                                                                        422,202
Connecticut 0.2%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                1,250,000       1,251,138

Kansas 0.5%
Kansas Independent College Finance
  Authority Educational Facilities Revenue -
  Benedictine College Project,
  6.00%, Due 11/01/03                                 3,000,000       3,050,100

Massachusetts 0.2%
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project,
  4.70%, Due 12/01/03                                 1,000,000       1,001,250

Michigan 0.2%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project, 5.75%, Due 7/01/03                    830,000         833,851
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                           365,000         366,274
                                                                 --------------
                                                                      1,200,125
Nevada 0.1%
Reno-Sparks, Nevada Convention and
  Visitors Authority Limited Obligation
  Refunding, 6.40%, Due 11/01/03                        790,000         790,103

New York 0.5%
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue,
  4.70%, Due 12/01/03                                   340,000         344,236
New York Environmental Facilities
  Corporation Water Revolving Fund PCR -
  Pilgrim State Sewage Treatment Project,
  5.625%, Due 3/15/04                                   200,000         206,206
Spencer Van Etten Central School District
  RAN, 2.75%, Due 7/03/03                             2,750,000       2,752,770
                                                                 --------------
                                                                      3,303,212
Ohio 0.4%
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 9/15/03                                    815,000         829,898
  6.53%, Due 3/15/04                                    840,000         876,666
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  7.50%, Due 2/01/22 (Putable at $100
  on 2/01/04)                                         1,050,000       1,040,666
                                                                 --------------
                                                                      2,747,230
Oregon 0.5%
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments
  Project, 5.05%, Due 10/01/11 (Mandatory
  Put at $100 on 10/01/03)                            3,345,000       3,370,924

Puerto Rico 0.1%
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.10%, Due 4/01/04 (f)            567,557         586,014

Pennsylvania 0.1%
Philadelphia, Pennsylvania Municipal
  Authority Revenue Refunding,
  6.00%, Due 7/15/03                                    385,000         388,253

Texas 0.0%
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project,
  5.875%, Due 10/01/03                                  265,000         267,356

Wisconsin 0.1%
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project,
  4.00%, Due 2/15/04                                    300,000         303,528
                                                                 --------------
Total Municipal Bonds                                                18,874,906

Variable Rate Put Bonds 15.1%
Arizona 0.4%
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster Village,
  Inc. Project, 6.00%, Due 6/01/17 (Putable
  at $100 and Rate Reset Effective 12/01/03)          2,700,000       2,709,774

California 0.8%
California RAN, 1.469%, Due 6/27/2003
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                         5,000,000       4,994,067

District of Columbia 0.1%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.40%,
  Due 8/15/31 (Mandatory Put at $100
  on 2/15/04)                                           500,000         511,540

Illinois 5.6%
Illinois DFA PCR Refunding - Illinois Power
  Company Project:
  3.25%, Due 11/01/28 (Putable at $100 and
  Rate Reset Effective on 5/13/03)                    7,870,000       7,870,000
  3.35%, Due 4/01/32 (Putable at $100 and
  Rate Reset Effective on 6/02/03)                   23,675,000      23,674,486
Peoria County, Illinois Congregate Care
  Revenue - St. Francis Woods Project, 5.35%,
  Due 4/01/28 (Mandatory put at $100 on
  8/01/03) (Defaulted Effective 11/01/01) (f)         3,745,000       3,407,950
                                                                 --------------
                                                                     34,952,436

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
Iowa 0.9%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)            $    5,395,000  $    5,444,958

Louisiana 0.3%
St. Charles Parish, Louisiana PCR Refunding -
  Entergy Louisiana, Inc. Project, 5.35%,
  Due 10/01/29 (Mandatory Put at $100
  on 10/01/03)                                          700,000         700,735
West Baton Rouge, Louisiana Industrial
  District Number 3 Revenue - The Dow
  Chemical Company Project, 1.90%,
  Due 11/01/25 (Putable at $100 and Rate
  Reset Effective 5/02/03)                            1,250,000       1,250,000
                                                                 --------------
                                                                      1,950,735
Missouri 1.9%
Jackson County, Missouri IDA MFHR -
  Pine Valley Apartments Project, 5.20%,
  Due 3/01/28 (Mandatory Put at $100
  on 6/01/03) (f)                                     3,655,000       3,472,250
Missouri Environmental Improvement &
  Energy Resources Authority Environmental
  Improvement Revenue Refunding - Union
  Electric Company Project:
  2.30%, Due 9/01/33 (Putable at $100 and
  Rate Reset Effective 5/15/03)                       7,000,000       7,000,000
  2.40%, Due 3/01/35 (Putable at $100 and
  Rate Reset Effective on 5/09/03)                    1,175,000       1,175,000
                                                                 --------------
                                                                     11,647,250
Montana 0.5%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Putable at $100 on 5/01/03)            2,900,000       2,900,000

Ohio 0.8%
Ohio Air Quality Development Authority PCR
  Refunding - Toledo Edison Company
  Project, 4.00%, Due 9/01/33 (Mandatory
  Put at $100 on 9/01/03)                             1,000,000       1,004,350
Ohio Water Development Authority Facilities
  PCR Refunding - Ohio Edison Company
  Project, 4.30%, Due 6/01/33 (Mandatory
  Put at $100 on 6/01/03)                             2,000,000       2,002,380
Perry County, Ohio Nursing Facilities
  Revenue Refunding - New Lexington
  Health Care Project, 6.50%, Due 9/01/10
  (Mandatory Put at $100 on 9/01/03)                  2,030,000       2,056,431
                                                                 --------------
                                                                      5,063,161
Oregon 0.5%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                             3,000,000       3,000,000

South Carolina 0.4%
South Carolina Jobs-EDA EDR Refunding
  EXTRAS - Westminster Presbyterian
  Center, Inc. Project, 5.20%, Due 11/15/28
  (Putable at $100 and Rate Reset
  Effective 11/15/03)                                 2,455,000       2,472,504

Tennessee 0.2%
Nashville and Davidson County, Tennessee
  Metropolitan Government IDB Revenue -
  Easter Seal Project, 2.50%, Due 8/01/19
  (Putable at $100 on 7/31/03)                        1,200,000       1,200,000

Texas 2.7%
Bexar County, Texas HFC MFHR - Park
  Ridge Apartments Project, 5.50%,
  Due 5/01/35 (Mandatory Put at $100
  on 5/01/03)                                         4,775,000       4,775,000
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 and Rate Reset Effective 4/01/04)              5,250,000       5,262,180
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 1.36%, Due 4/01/13
  (Mandatory Put at $100 on 4/30/03)                  7,200,000       7,200,000
                                                                 --------------
                                                                     17,237,180
                                                                 --------------
Total Variable Rate Put Bonds                                        94,083,605
Municipal Money Market Funds 2.7%
Multiple States
Strong Tax-Free Money Fund (d)                       16,940,000  $   16,940,000
-------------------------------------------------------------------------------
Total Short-Term Investments
  (Cost $129,800,605)                                               129,898,511
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $632,278,642) 102.2%                                        637,253,650
Other Assets and Liabilities, Net (2.2%)                            (13,672,971)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  623,580,679
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
315 Five-Year U.S. Treasury Notes       6/03     $  (35,831,250) $     (197,812)

                         STRONG WISCONSIN TAX-FREE FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 92.5%
Georgia 0.1%
Augusta, Georgia New Public Housing
  Authority Revenue, 3.75%, Due 4/01/07          $       75,000  $       79,125

Guam 0.3%
Guam Government GO, 5.20%, Due 11/15/08                  10,000          10,100
Guam Government Infrastructure
  Improvement GO, 5.50%, 11/01/08                        20,000          22,975
Guam Power Authority Revenue:
  5.25%, Due 10/01/13                                   160,000         163,400
  Series A, 5.25%, Due 10/01/13                           5,000           5,487
                                                                 --------------
                                                                        201,962
Indiana 0.1%
Indianapolis, Indiana New Public Housing
  Authority, 5.125%, Due 7/01/08                         70,000          76,563

Missouri 0.1%
Kansas City, Missouri New Public Housing
  Authority, 5.00%, Due 6/01/08                         100,000         108,250

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Northern Mariana Islands 1.6%
Commonwealth of Northern Mariana
  Islands (e):
  5.00%, Due 6/01/05                             $    1,040,000  $    1,103,700
  5.50%, Due 6/01/07                                    150,000         166,125
                                                                 --------------
                                                                      1,269,825
Ohio 0.1%
Akron, Ohio New Public Housing
  Authority, 5.00%, Due 5/01/09                          50,000          53,375

Puerto Rico 32.9%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue:
  5.00%, Due 5/15/09                                    250,000         248,750
  5.375%, Due 5/15/33                                   765,000         633,038
  5.75%, Due 7/01/20 (Pre-Refunded at
  $100 on 7/01/10)                                      500,000         563,125
  6.00%, Due 7/01/26 (Pre-Refunded at
  $100 on 7/01/10)                                      460,000         546,250
Commonwealth of Puerto Rico Aqueduct
  and Sewer Authority Revenue,
  10.25%, Due 7/01/09                                   420,000         534,450
Commonwealth of Puerto Rico Aqueduct
  and Sewer Authority Revenue Refunding,
  6.25%, Due 7/01/12 (e)                                 25,000          30,500
Commonwealth of Puerto Rico Capital
  Appreciation GO:
  Zero %, Due 7/01/06                                     5,000           4,681
  Zero %, Due 7/01/18                                   450,000         226,688
Commonwealth of Puerto Rico GO:
  5.30%, Due 7/01/04                                     10,000          10,438
  5.375%, Due 7/01/22 (e)                               650,000         716,625
Commonwealth of Puerto Rico Highway and
  Transportation Authority Revenue:
  5.00%, Due 7/01/35                                  1,000,000       1,001,250
  5.50%, Due 7/01/11 (e)                                370,000         427,350
  5.50%, Due 7/01/13 (e)                                200,000         232,750
  5.50%, Due 7/01/15 (e)                              2,000,000       2,335,000
  5.50%, Due 7/01/16 (e)                              1,000,000       1,166,250
Commonwealth of Puerto Rico Medical
  Services Administration COP:
  3.50%, Due 12/01/04                                   245,000         245,196
  3.75%, Due 6/01/05                                    250,000         250,155
  3.90%, Due 12/01/05                                   255,000         255,158
  4.00%, Due 6/01/06                                    265,000         265,156
  4.15%, Due 12/01/06                                   270,000         270,157
  4.25%, Due 6/01/07                                    275,000         275,105
Commonwealth of Puerto Rico Power
  Authority Power Revenue,
  5.25%, Due 7/01/29 (e)                                250,000         261,875
Commonwealth of Puerto Rico Public
  Buildings Authority Guaranteed Revenue (e):
  5.00%, Due 7/01/13                                     10,000          10,800
  5.50%, Due 7/01/13                                  1,135,000       1,320,856
Commonwealth of Puerto Rico Public
  Improvement GO:
  5.25%, Due 7/01/11                                    100,000         109,875
  5.50%, Due 7/01/13 (e)                                750,000         873,750
  5.50%, Due 7/01/15 (e)                                150,000         175,125
  5.50%, Due 7/01/17 (e)                              3,000,000       3,476,250
Puerto Rico Electric Power Authority
  Revenue Refunding:
  Zero %, Due 7/01/17                                   170,000          89,463
  5.00%, Due 7/01/11 (e)                                100,000         112,000
  5.25%, Due 7/01/22 (e)                                675,000         718,875
  6.125%, Due 7/01/09                                    50,000          57,750
Puerto Rico Industrial, Medical and
  Environmental PCFA Facilities Revenue -
  PepsiCo, Inc. Project, 6.25%, Due 11/15/13             50,000          52,050
Puerto Rico Industrial, Medical and
  Environmental PCFA Facilities Revenue
  Refunding - St. Lukes Hospital Project,
  6.25%, Due 6/01/10 (Pre-Refunded at
  $100 on 6/01/06)                                       25,000          27,531
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control
  Facilities Revenue:
  Ana G. Mendez University System Project,
  4.50%, Due 12/01/07                                   370,000         392,662
  Ana G. Mendez University System Project,
  5.00%, Due 2/01/07                                    300,000         323,250
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/08                                   390,000         420,713
  Ana G. Mendez University System Project,
  5.00%, Due 2/01/09                                    120,000         128,850
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/09                                   405,000         435,375
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/10                                   430,000         456,338
  Ana G. Mendez University System Project,
  5.375%, Due 2/01/29                                    35,000          35,087
  Dr. Pila Hospital Project,
  5.875%, Due 8/01/12 (e)                                70,000          75,862
  Hospital Auxilio Mutuo Project,
  5.50%, Due 7/01/17 (e)                                215,000         238,381
  Hospital de la Concepcion Project,
  6.50%, Due 11/15/20                                    25,000          28,281
  University of the Sacred Heart Project,
  4.25%, Due 9/01/07                                    100,000         104,500
  University Plaza Project,
  5.625%, Due 7/01/18 (e)                             2,430,000       2,697,300
Puerto Rico Municipal Finance Agency GO (e):
  5.25%, Due 8/01/15                                  2,000,000       2,227,500
  5.25%, Due 8/01/21                                    500,000         535,000
Puerto Rico Municipal Finance Agency GO
  Refunding, 5.625%, Due 8/01/10 (e)                     25,000          28,781
Puerto Rico Municipal Finance Agency
  Revenue Refunding, 5.00%, Due 7/01/08 (e)              20,000          22,250
Puerto Rico New Public Housing Authority
  Revenue, 6.00%, Due 6/01/10                           100,000         115,000
Puerto Rico Public Buildings Authority
  Guaranteed Public Education and Health
  Facilities Revenue Refunding:
  5.40%, Due 7/01/05                                     50,000          53,500
  5.60%, Due 7/01/08                                     25,000          27,781
                                                                 --------------
                                                                     25,870,683
Rhode Island 0.2%
Cranston, Rhode Island New Public Housing
  Authority Revenue, 5.00%, Due 8/01/08                 130,000         140,562

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Virgin Islands 12.3%
University of the Virgin Islands Refunding
  and Improvement Revenue (e):
  5.30%, Due 12/01/08                            $       45,000  $       50,681
  5.85%, Due 12/01/14                                   150,000         165,375
Virgin Islands Port Authority Marine
  Revenue, 5.25%, Due 9/01/18 (e)                     1,000,000       1,058,750
Virgin Islands Public Finance Authority
  Revenue:
  5.00%, Due 9/01/08 (e)                                500,000         559,375
  5.00%, Due 9/01/09 (e)                                985,000       1,103,200
  5.20%, Due 10/01/09                                   100,000         107,750
  5.50%, Due 10/01/04                                   800,000         836,000
  5.50%, Due 10/01/06 (e)                             1,500,000       1,663,125
  5.50%, Due 10/01/07                                   650,000         710,938
  5.50%, Due 10/01/08 (e)                               300,000         339,750
  5.625%, Due 10/01/10                                1,270,000       1,357,312
  5.875%, Due 10/01/18                                1,665,000       1,708,706
                                                                 --------------
                                                                      9,660,962
Wisconsin 44.8%
Ashwaubenon, Wisconsin Community
  Development Authority Lease Revenue -
  Arena Project:
  5.05%, Due 6/01/19                                    100,000         106,625
  5.10%, Due 6/01/20                                    790,000         838,388
  5.15%, Due 6/01/21                                  1,175,000       1,246,969
  5.70%, Due 6/01/24 (Pre-Refunded at
  $100 on 6/01/09)                                      400,000         465,500
  5.80%, Due 6/01/29 (Pre-Refunded at
  $100 on 6/01/09)                                      140,000         163,625
Baraboo, Wisconsin Community Development
  Authority Housing Revenue Refunding:
  3.75%, Due 3/01/05                                     75,000          76,125
  4.00%, Due 3/01/06                                     75,000          76,781
  4.50%, Due 3/01/08                                     65,000          67,356
  4.70%, Due 3/01/10                                     95,000          98,919
  4.80%, Due 3/01/11                                     80,000          83,400
Beloit, Wisconsin Community Development
  Authority Lease Revenue,
  5.50%, Due 3/01/20                                  1,000,000       1,052,500
Bristol, Wisconsin Community Development
  Authority Lease Revenue,
  6.125%, Due 3/01/12                                   695,000         772,319
Brown County, Wisconsin Housing Authority
  Student Housing Revenue - University
  Village Housing, Inc. Project:
  4.20%, Due 4/01/12                                     50,000          51,000
  5.25%, Due 4/01/11                                     80,000          82,000
  5.40%, Due 4/01/17                                     95,000          93,337
Dane County, Wisconsin Housing Authority
  MFHR - Forest Harbor Apartments Project (e):
  5.85%, Due 7/01/11                                    125,000         125,955
  5.90%, Due 7/01/12                                    125,000         125,911
DeForest, Wisconsin Redevelopment
  Authority Redevelopment Lease Revenue,
  6.25%, Due 2/01/18                                  1,000,000       1,038,750
Franklin, Wisconsin Community Development
  Authority Redevelopment Lease Revenue
  Refunding, 4.80%, Due 4/01/09                         600,000         632,250
Glendale, Wisconsin Community
  Development Authority Lease Revenue,
  5.30%, Due 9/01/15 (Pre-Refunded at
  $100 on 9/01/08)                                      110,000         124,988
Glendale, Wisconsin Community
  Development Authority Lease Revenue
  Refunding, 4.35%, Due 9/01/16                         695,000         711,506
Grant County, Wisconsin Housing Authority
  Revenue Refunding - Orchard Manor
  Project, 5.35%, Due 7/01/26                           510,000         514,462
Green Bay, Brown County, Wisconsin
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project (e):
  4.15%, Due 2/01/08                                     60,000          64,125
  4.45%, Due 2/01/11                                     10,000          10,663
Green Bay, Wisconsin Redevelopment
  Authority IDR - Fort James Project,
  5.60%, Due 5/01/19                                    115,000          85,531
Hartford, Wisconsin Community
  Development Authority Community
  Development Lease Revenue,
  6.15%, Due 12/01/09                                   240,000         247,800
Johnson Creek, Wisconsin Community
  Development Authority Community
  Development Lease Revenue,
  4.65%, Due 12/01/12                                   245,000         260,312
Kaukauna, Wisconsin Housing Authority
  Revenue Refunding - St. Paul Home, Inc.
  Project, 6.10%, Due 9/01/07                           200,000         201,216
Lake Delton, Wisconsin Community
  Development Authority MFHR - Woodland
  Park Project, 5.40%, Due 2/20/43 (e)                  180,000         184,050
Madison, Wisconsin Community
  Development Authority Lease Revenue -
  Monona Terrace Community Project:
  5.80%, Due 3/01/05                                     50,000          54,000
  5.90%, Due 3/01/06                                    365,000         394,656
  6.00%, Due 3/01/08                                      5,000           5,419
Madison, Wisconsin Community
  Development Authority MFHR - Nichols
  Station II Project, 4.95%, Due 12/01/07 (e)            40,000          40,100
Madison, Wisconsin Community
  Development Authority Redevelopment
  Revenue - Meriter Retirement Services,
  5.90%, Due 12/01/08                                    40,000          39,700
Madison, Wisconsin Community
  Development Authority Student Housing
  Revenue - Edgewood College Project,
  6.25%, Due 4/01/14                                    500,000         510,645
Milwaukee, Wisconsin Housing Authority
  MFHR Refunding - Veterans Housing
  Project, 5.10%, Due 7/01/22 (e)                     1,000,000       1,042,500
Milwaukee, Wisconsin Redevelopment
  Authority Revenue (e):
  YMCA Metropolitan Milwaukee, Inc.
  Project, 5.00%, Due 12/1/18                            40,000          40,650
  YWCA Greater Milwaukee Project,
  4.70%, Due 6/01/09                                     50,000          53,125
Milwaukee, Wisconsin Redevelopment
  Authority Revenue Job Opportunity
  Bond Program - Dynapro Project,
  5.50%, Due 12/01/13                                    25,000          25,282

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
New Berlin, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Apple Glen Project:
  Zero %, Due 11/01/04                           $       65,000  $       61,506
  Zero %, Due 5/01/05                                    70,000          65,012
  Zero %, Due 11/01/05                                   65,000          59,150
  Zero %, Due 5/01/06                                    70,000          61,513
  Zero %, Due 11/01/06                                   65,000          55,819
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Apple Glen Project,
  6.70%, Due 11/01/20                                   650,000         660,562
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Pinewood Creek Project:
  6.80%, Due 11/01/12                                   165,000         168,300
  6.85%, Due 5/01/13                                    160,000         163,200
  7.125%, Due 5/01/24                                 1,515,000       1,530,150
Oakfield, Wisconsin Community
  Development Authority Community
  Development Revenue Refunding:
  4.10%, Due 12/01/05                                    30,000          31,575
  4.20%, Due 12/01/06                                    45,000          48,094
  4.40%, Due 12/01/08                                    50,000          52,375
  5.40%, Due 12/01/21                                   350,000         367,938
Oconto Falls, Wisconsin Community
  Development Authority Lease Revenue:
  4.05%, Due 6/01/09                                    150,000         158,437
  4.15%, Due 6/01/07                                    100,000         106,750
  4.15%, Due 6/01/08                                    150,000         160,313
  4.60%, Due 6/01/14                                    135,000         140,231
  4.65%, Due 6/01/15                                    175,000         182,000
  4.90%, Due 6/01/18                                    200,000         207,250
Omro, Wisconsin Community Development
  Authority Revenue:
  5.75%, Due 12/01/06                                    50,000          52,875
  5.875%, Due 12/01/11                                  635,000         658,812
Onalaska, Wisconsin Community
  Development Authority Revenue
  Refunding, 5.30%, Due 6/01/15                         210,000         223,913
Oostburg, Wisconsin Community
  Development Authority Lease Revenue,
  4.25%, Due 5/01/15 (b)                                100,000         101,250
Osceola, Wisconsin Redevelopment Authority
  Lease Revenue:
  4.65%, Due 12/01/10                                   200,000         213,250
  4.75%, Due 12/01/11                                   325,000         346,125
  5.15%, Due 12/01/15                                   350,000         370,125
  5.375%, Due 12/01/20                                  545,000         573,612
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue Refunding:
  3.50%, Due 12/01/05                                   105,000         109,200
  3.65%, Due 12/01/07                                    35,000          35,744
  4.00%, Due 12/01/07                                    20,000          21,075
  4.125%, Due 12/01/08                                  135,000         143,100
  4.40%, Due 12/01/11                                   120,000         126,600
  4.50%, Due 12/01/11                                    80,000          81,500
  4.50%, Due 12/01/12                                   160,000         169,400
  4.85%, Due 12/01/14                                    90,000          92,700
  4.95%, Due 12/01/15                                   105,000         108,413
Shorewood, Wisconsin Community
  Development Authority Tax Increment
  District Number 1 Community
  Development Lease Revenue
  Refunding, 4.20%, Due 12/01/04                         40,000          41,700
Southeast Wisconsin Professional Baseball Park
  District League Capital Appreciation COP:
  Zero %, Due 12/15/11                                  100,000          72,250
  Zero %, Due 12/15/13 (c) (e)                           90,000          58,725
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue:
  5.65%, Due 12/15/16 (Pre-Refunded at
  $101 on 3/13/07)                                       10,000          11,412
  5.75%, Due 12/15/21 (Pre-Refunded at
  $101 on 3/13/07)                                      160,000         183,200
  5.80%, Due 12/15/26 (Pre-Refunded at
  $101 on 3/13/07) (c)                                  515,000         590,319
  6.10%, Due 12/15/29 (Pre-Refunded at
  $100 on 12/15/04)                                      40,000          43,150
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue
  Refunding (e):
  5.00%, Due 12/15/06                                    15,000          16,706
  5.50%, Due 12/15/09                                   250,000         288,438
  5.50%, Due 12/15/11                                 1,120,000       1,289,400
  5.50%, Due 12/15/12                                   800,000         919,000
  5.50%, Due 12/15/15                                 1,545,000       1,745,850
  5.50%, Due 12/15/16                                 1,635,000       1,833,244
  5.50%, Due 12/15/18                                   200,000         231,000
  5.50%, Due 12/15/26                                    95,000         107,112
Sturtevant, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue:
  4.40%, Due 12/01/15                                   525,000         527,625
  4.60%, Due 12/01/10                                    75,000          78,938
  4.80%, Due 12/01/12                                   110,000         113,850
Two Rivers, Wisconsin Community
  Development Authority Development
  Revenue Refunding - Architectural Forest
  Project, 6.35%, Due 12/15/12                          300,000         301,026
Verona, Wisconsin Community Development
  Authority Community Development
  Lease Revenue:
  4.80%, Due 12/01/13                                   120,000         125,850
  5.375%, Due 12/01/22                                1,250,000       1,303,125
Waterford, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.80%, Due 10/01/23                    100,000         104,500
Watertown, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue:
  4.25%, Due 5/01/08                                     50,000          52,875
  5.00%, Due 5/01/18                                    240,000         246,900
Waukesha County, Wisconsin Authority
  MFHR - Court Apartments Project,
  5.80%, Due 4/01/25 (e)                                 50,000          50,181
Waukesha, Wisconsin Housing Authority
  Housing Revenue Refunding - Riverwalk
  Apartments Project, 5.625%, Due 12/01/20              750,000         699,375
Waukesha, Wisconsin Redevelopment
  Authority Development Revenue - Avalon
  Square, Inc. Project:
  5.00%, Due 6/20/21 (e)                                310,000         328,213
  8.00%, Due 6/20/43                                    300,000         288,000
Wauwatosa, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Hawthorne Terrace Project:
  Zero %, Due 11/01/06                                  100,000          84,875
  Zero %, Due 5/01/07                                   105,000          86,362
  Zero %, Due 11/01/07                                  100,000          80,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Wauwatosa, Wisconsin Housing Authority
  Revenue Refunding:
  Hawthorne Terrace Project,
  6.70%, Due 11/01/15                            $    1,200,000  $    1,215,000
  San Camillo Project, 2.40%, Due 8/01/04 (e)           150,000         150,375
  San Camillo Project, 3.00%, Due 8/01/05 (e)           350,000         352,188
Wauwatosa, Wisconsin Redevelopment
  Authority Redevelopment Lease Revenue,
  5.65%, Due 12/01/16 (e)                                45,000          50,288
Weston, Wisconsin Community
  Development Authority Lease Revenue:
  4.25%, Due 10/01/13                                   220,000         226,050
  4.40%, Due 10/01/14                                   145,000         149,531
  4.55%, Due 10/01/15                                   130,000         134,387
Wisconsin Center District Junior Dedicated
  Tax Revenue (Pre-Refunded at $101
  on 12/15/06):
  5.55%, Due 12/15/15                                    30,000          34,388
  5.70%, Due 12/15/20                                    30,000          34,537
  5.75%, Due 12/15/27                                   250,000         288,438
Wisconsin Center District Junior Dedicated
  Tax Revenue Refunding (e):
  5.25%, Due 12/15/13                                    15,000          16,837
  5.25%, Due 12/15/15                                   100,000         113,375
  5.25%, Due 12/15/16                                   465,000         528,938
  5.25%, Due 12/15/18                                   110,000         124,025
  5.25%, Due 12/15/19                                    95,000         107,231
Wisconsin Dells, Wisconsin Community
  Development Authority Lease Revenue:
  4.65%, Due 9/01/14                                     65,000          65,975
  4.80%, Due 9/01/15                                     70,000          71,050
  4.90%, Due 9/01/16                                     75,000          76,125
  5.00%, Due 9/01/17                                     80,000          81,200
                                                                 --------------
                                                                     35,239,698
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $70,471,398)                             72,701,005
-------------------------------------------------------------------------------
Variable Rate Put Bonds 0.7%
Wisconsin
Greenfield, Wisconsin Community
  Development Authority Housing Revenue -
  Layton Terrace Project, 4.60%, Due 9/01/23
  (Mandatory Put at $100 on 9/01/08) (e)                 20,000          20,022
Waukesha County, Wisconsin Housing
  Authority Housing Revenue Refunding -
  Brookfield Woods Project, 4.80%,
  Due 3/01/34
  (Mandatory Put at $100 on 3/01/11) (e)                500,000         513,750
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $524,910)                           533,772
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.8%
Municipal Bonds 0.5%
Guam 0.0%
Guam Government GO, 5.70%, Due 9/01/03                   30,000          30,302

Puerto Rico 0.1%
Commonwealth of Puerto Rico Capital
  Appreciation GO, Zero %, Due 7/01/03                   35,000          34,929
Commonwealth of Puerto Rico GO
  Refunding, Zero %, 7/01/03 (e)                          5,000           4,990
                                                                 --------------
                                                                         39,919
Wisconsin 0.4%
Baraboo, Wisconsin Community
  Development Authority Housing Revenue
  Refunding, 3.50%, Due 3/01/04                          75,000          75,727
Franklin, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.70%, Due 4/01/05
  (Pre-Refunded at $100 on 4/01/04)                      30,000          31,220
New Berlin, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Apple Glen Project, Zero %, Due 11/01/03               65,000          64,053
Oakfield, Wisconsin Community
  Development Authority Community
  Development Revenue Refunding,
  3.90%, Due 12/01/03                                    30,000          30,360
Oconto Falls, Wisconsin Community
  Development Authority Lease Revenue,
  4.00%, Due 6/01/03                                     50,000          50,102
Southeast Wisconsin Professional Baseball
  Park District League Capital Appreciation
  COP, Zero %, Due 12/15/03 (c) (e)                      35,000          34,724
                                                                 --------------
                                                                        286,186
                                                                 --------------
Total Municipal Bonds                                                   356,407

Variable Rate Put Bonds 5.3%
Wisconsin
Delafield, Wisconsin Community
  Development Authority Revenue -
  University Lake School Project, 1.35%,
  Due 3/01/35 (Putable at $100 and Rate
  Reset Effective on 5/15/03) (e)                       280,000         280,000
Milwaukee, Wisconsin Redevelopment
  Authority Revenue - Cathedral Place
  Parking Facility Project, 1.60%,
  Due 5/01/25 (Putable at $100 and Rate
  Reset Effective on 5/08/03) (e)                     3,905,000       3,905,000
                                                                 --------------
Total Variable Rate Put Bonds                                         4,185,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,538,449)                        4,541,407
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $75,534,757) 99.0%                                           77,776,184
Other Assets and Liabilities, Net 1.0%                                  818,171
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   78,594,355
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
25 Ten-Year U.S. Treasury Notes         6/03     $    2,878,125  $       (9,766)

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)  Security backed by credit enhancement.
(f)  Illiquid security.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                    (In Thousands, Except Per Share Amounts)

                                                                     Strong High-Yield    Strong Intermediate
                                                                    Municipal Bond Fund   Municipal Bond Fund
                                                                    -------------------   -------------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $201,112 and $39,376,
      respectively)                                                 $           119,190   $            39,962
    Affiliated Issuers (Cost of $0 and $190, respectively)                           --                   190
  Receivable for Securities Sold                                                  1,141                    74
  Receivable for Fund Shares Sold                                                     5                    --
  Interest and Dividends Receivable                                               1,892                   581
  Other Assets                                                                        9                   135
                                                                    -------------------   -------------------
  Total Assets                                                                  122,237                40,942

Liabilities:
  Payable for Securities Purchased                                                2,775                 1,521
  Payable for Fund Shares Redeemed                                                   37                    --
  Dividends Payable                                                                 635                   151
  Variation Margin Payable                                                           15                    13
  Accrued Operating Expenses and Other Liabilities                                   80                     5
                                                                    -------------------   -------------------
  Total Liabilities                                                               3,542                 1,690
                                                                    -------------------   -------------------
Net Assets                                                          $           118,695   $            39,252
                                                                    ===================   ===================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                     $           265,912   $            38,379
  Undistributed Net Investment Income (Loss)                                          3                    --
  Undistributed Net Realized Gain (Loss)                                        (65,262)                  299
  Net Unrealized Appreciation (Depreciation)                                    (81,958)                  574
                                                                    -------------------   -------------------
  Net Assets                                                        $           118,695   $            39,252
                                                                    ===================   ===================
  Capital Shares Outstanding (Unlimited Number Authorized)                       18,521                 3,682

Net Asset Value Per Share                                           $              6.41   $             10.66
                                                                    ===================   ===================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                     (In Thousands, Except Per Share Amounts)

                                                                          Strong            Strong Short-Term
                                                                         Municipal              High Yield
                                                                         Bond Fund            Municipal Fund
                                                                     ----------------       -----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $236,740 and $138,732,
      respectively)                                                  $        226,310       $         136,095
    Affiliated Issuers (Cost of $7,065 and $0, respectively)                    7,065                      --
  Receivable for Securities Sold                                                4,259                      --
  Receivable for Fund Shares Sold                                                  10                      15
  Interest and Dividends Receivable                                             3,587                   2,413
  Other Assets                                                                     91                     159
                                                                     ----------------       -----------------
  Total Assets                                                                241,322                 138,682

Liabilities:
  Payable for Securities Purchased                                              9,777                   3,540
  Payable for Fund Shares Redeemed                                                632                      --
  Dividends Payable                                                               827                     533
  Variation Margin Payable                                                        101                       9
  Accrued Operating Expenses and Other Liabilities                                232                      20
                                                                     ----------------       -----------------
  Total Liabilities                                                            11,569                   4,102
                                                                     ----------------       -----------------
Net Assets                                                           $        229,753       $         134,580
                                                                     ================       =================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $        266,308       $         146,467
  Undistributed Net Realized Gain (Loss)                                      (25,994)                 (9,241)
  Net Unrealized Appreciation (Depreciation)                                  (10,561)                 (2,646)
                                                                     ----------------       -----------------
  Net Assets                                                         $        229,753       $         134,580
                                                                     ================       =================
  Capital Shares Outstanding (Unlimited Number Authorized)                     26,022                  14,351

Net Asset Value Per Share                                            $           8.83       $            9.38
                                                                     ================       =================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                          (In Thousands, Except Per Share Amounts)

                                                                         Strong      Strong Short-Term       Strong
                                                                       Minnesota         Municipal         Wisconsin
                                                                     Tax-Free Fund       Bond Fund       Tax-Free Fund
                                                                     -------------   -----------------   -------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $3,252, $615,339 and $75,535,
      respectively)                                                  $       3,297   $         620,314   $      77,776
    Affiliated Issuers (Cost of $0, $16,940 and $0, respectively)               --              16,940              --
  Receivable for Fund Shares Sold                                               15                 486              75
  Interest and Dividends Receivable                                             36               8,471           1,184
  Paydown Receivable                                                            --                 273              --
  Other Assets                                                                  27                 261              52
                                                                     -------------   -----------------   -------------
  Total Assets                                                               3,375             646,745          79,087

Liabilities:
  Payable for Securities Purchased                                             173              20,727             200
  Payable for Fund Shares Redeemed                                              --                 348               2
  Dividends Payable                                                              8               1,889             270
  Variation Margin Payable                                                      --                 148              15
  Accrued Operating Expenses and Other Liabilities                              27                  52               6
                                                                     -------------   -----------------   -------------
  Total Liabilities                                                            208              23,164             493
                                                                     -------------   -----------------   -------------
Net Assets                                                           $       3,167   $         623,581   $      78,594
                                                                     =============   =================   =============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $       3,119   $         626,839   $      75,746
  Undistributed Net Investment Income (Loss)                                    --                (187)             --
  Undistributed Net Realized Gain (Loss)                                         2              (7,848)            617
  Net Unrealized Appreciation (Depreciation)                                    46               4,777           2,231
                                                                     -------------   -----------------   -------------
  Net Assets                                                         $       3,167   $         623,581   $      78,594
                                                                     =============   =================   =============

Investor Class ($ and shares in full)
  Net Assets                                                         $   2,760,966   $     622,328,530   $  77,272,837
  Capital Shares Outstanding (Unlimited Number Authorized)                 269,465          63,516,864       7,183,931

  Net Asset Value Per Share                                          $       10.25   $            9.80   $       10.76
                                                                     =============   =================   =============

Class C ($ and shares in full)
  Net Assets                                                         $     405,783   $       1,252,149   $   1,321,518
  Capital Shares Outstanding (Unlimited Number Authorized)                  39,602             127,907         122,861

  Net Asset Value Per Share                                          $       10.25   $            9.79   $       10.76
                                                                     =============   =================   =============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          (In Thousands)

                                                                      Strong            Strong
                                                                    High-Yield       Intermediate
                                                                  Municipal Bond    Municipal Bond
                                                                       Fund              Fund
                                                                  --------------    --------------
Income:
  Interest                                                        $        4,781    $          787
  Dividends - Affiliated Issuers                                              24                12
                                                                  --------------    --------------
  Total Income                                                             4,805               799

Expenses:
  Investment Advisory Fees                                                   234                68
  Administrative Fees                                                        187                52
  Custodian Fees                                                               6                 3
  Shareholder Servicing Costs                                                 96                14
  12b-1 Fees                                                                  --                46
  Professional Fees                                                           81                 5
  Federal and State Registration Fees                                         10                24
  Other                                                                       43                 4
                                                                  --------------    --------------
  Total Expenses before Expense Offsets                                      657               216
  Expense Offsets (Note 4)                                                    --              (148)
                                                                  --------------    --------------
  Expenses, Net                                                              657                68
                                                                  --------------    --------------
Net Investment Income (Loss)                                               4,148               731

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (12,812)              361
    Futures Contracts                                                         --                 8
                                                                  --------------    --------------
    Net Realized Gain (Loss)                                             (12,812)              369
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                              440               263
    Futures Contracts                                                        (36)                6
                                                                  --------------    --------------
    Net Change in Unrealized Appreciation/Depreciation                       404               269
                                                                  --------------    --------------
Net Gain (Loss) on Investments                                           (12,408)              638
                                                                  --------------    --------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $       (8,260)   $        1,369
                                                                  ==============    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          (In Thousands)

                                                                                     Strong
                                                                     Strong        Short-Term
                                                                   Municipal       High Yield
                                                                   Bond Fund     Municipal Fund
                                                                  -----------    --------------
Income:
  Interest                                                        $     6,124    $        3,490
  Dividends - Affiliated Issuers                                           36                22
                                                                  -----------    --------------
  Total Income                                                          6,160             3,512

Expenses:
  Investment Advisory Fees                                                407               226
  Administrative Fees                                                     326               181
  Custodian Fees                                                           10                 4
  Shareholder Servicing Costs                                             119                26
  Professional Fees                                                       128                 1
  Other                                                                    64                34
                                                                  -----------    --------------
  Total Expenses before Expense Offsets                                 1,054               472
  Expense Offsets (Note 4)                                                 --                --
                                                                  -----------    --------------
  Expenses, Net                                                         1,054               472
                                                                  -----------    --------------
Net Investment Income (Loss)                                            5,106             3,040

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (911)             (731)
    Futures Contracts                                                     146                (3)
                                                                  -----------    --------------
    Net Realized Gain (Loss)                                             (765)             (734)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                         3,690               746
    Futures Contracts                                                    (132)               (9)
                                                                  -----------    --------------
    Net Change in Unrealized Appreciation/Depreciation                  3,558               737
                                                                  -----------    --------------
Net Gain (Loss) on Investments                                          2,793                 3
                                                                  -----------    --------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $     7,899    $        3,043
                                                                  ===========    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                                    (In Thousands)

                                                                      Strong             Strong             Strong
                                                                    Minnesota          Short-Term         Wisconsin
                                                                  Tax-Free Fund   Municipal Bond Fund   Tax-Free Fund
                                                                  -------------   -------------------   -------------
                                                                     (Note 1)
Income:
  Interest                                                        $          22   $            13,181   $       1,613
  Dividends - Affiliated Issuers                                             --                    86              --
                                                                  -------------   -------------------   -------------
  Total Income                                                               22                13,267           1,613

Expenses (Note 4):
  Investment Advisory Fees                                                    2                   759             132
  Administrative Fees                                                         2                   850             100
  Custodian Fees                                                             --                    19               4
  Shareholder Servicing Costs                                                 1                   163              24
  12b-1 Fees                                                                  2                     1              90
  Reports to Shareholders                                                     3                    33               3
  Professional Fees                                                           1                    13               6
  Federal and State Registration Fees                                        18                    23              19
  Other                                                                       1                    28               5
                                                                  -------------   -------------------   -------------
  Total Expenses before Expense Offsets                                      30                 1,889             383
  Expense Offsets                                                           (30)                   (2)           (302)
                                                                  -------------   -------------------   -------------
  Expenses, Net                                                              --                 1,887              81
                                                                  -------------   -------------------   -------------
Net Investment Income (Loss)                                                 22                11,380           1,532

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                               2                (4,355)            573
    Futures Contracts                                                        --                   267              65
                                                                  -------------   -------------------   -------------
    Net Realized Gain (Loss)                                                  2                (4,088)            638
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                              45                 9,269             707
    Written Options                                                           1                    --              --
    Futures Contracts                                                        --                  (198)            (10)
                                                                  -------------   -------------------   -------------
    Net Change in Unrealized Appreciation/Depreciation                       46                 9,071             697
                                                                  -------------   -------------------   -------------
Net Gain (Loss) on Investments                                               48                 4,983           1,335
                                                                  -------------   -------------------   -------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $          70   $            16,363   $       2,867
                                                                  =============   ===================   =============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                               Strong High-Yield                  Strong Intermediate
                                                              Municipal Bond Fund                 Municipal Bond Fund
                                                       ---------------------------------   --------------------------------
                                                       Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                        April 30, 2003     Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                                       ----------------   --------------   ----------------   -------------
                                                          (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income (Loss)                         $          4,148   $       10,860   $            731   $         614
  Net Realized Gain (Loss)                                      (12,812)         (16,932)               369             (70)
  Net Change in Unrealized Appreciation/Depreciation                404          (14,829)               269             277
                                                       ----------------   --------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                                    (8,260)         (20,901)             1,369             821
Distributions:
  From Net Investment Income                                     (4,155)         (10,851)              (731)           (614)
  From Net Realized Gains                                            --               --                 --              (7)
                                                       ----------------   --------------   ----------------   -------------
  Total Distributions                                            (4,155)         (10,851)              (731)           (621)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                  (24,390)         (94,406)             4,960          31,449
                                                       ----------------   --------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                         (36,805)        (126,158)             5,598          31,649
Net Assets:
  Beginning of Period                                           155,500          281,658             33,654           2,005
                                                       ----------------   --------------   ----------------   -------------
  End of Period                                        $        118,695   $      155,500   $         39,252   $      33,654
                                                       ================   ==============   ================   =============

Undistributed Net Investment Income (Loss)             $              3   $           10   $             --   $          --

                                                                Strong Municipal             Strong Short-Term High Yield
                                                                   Bond Fund                        Municipal Fund
                                                       ---------------------------------   --------------------------------
                                                       Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                        April 30, 2003     Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                                       ----------------   --------------   ----------------   -------------
                                                          (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income (Loss)                         $          5,106   $       10,626   $          3,040   $       6,114
  Net Realized Gain (Loss)                                         (765)           1,465               (734)         (4,994)
  Net Change in Unrealized Appreciation/Depreciation              3,558           (6,217)               737           2,389
                                                       ----------------   --------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                      7,899            5,874              3,043           3,509

Distributions From Net Investment Income                         (5,106)         (10,626)            (3,040)         (6,114)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   (16,329)         (12,969)            10,168         (11,667)
                                                       ----------------   --------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                         (13,536)         (17,721)            10,171         (14,272)
Net Assets:
  Beginning of Period                                           243,289          261,010            124,409         138,681
                                                       ----------------   --------------   ----------------   -------------
  End of Period                                        $        229,753   $      243,289   $        134,580   $     124,409
                                                       ================   ==============   ================   =============
Undistributed Net Investment Income (Loss)             $             --   $           --   $             --   $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                               Strong
                                              Minnesota              Strong Short-Term                 Strong Wisconsin
                                            Tax-Free Fund           Municipal Bond Fund                  Tax-Free Fund
                                           --------------   --------------------------------   --------------------------------
                                            Period Ended    Six Months Ended     Year Ended    Six Months Ended     Year Ended
                                           April 30, 2003    April 30, 2003    Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                           --------------   ----------------   -------------   ----------------   -------------
                                             (Unaudited)       (Unaudited)                        (Unaudited)
                                              (Note 1)          (Note 1)                           (Note 1)
Operations:
  Net Investment Income (Loss)             $           22   $         11,380   $      22,643   $          1,532   $       2,091
  Net Realized Gain (Loss)                              2             (4,088)          3,180                638             (17)
  Net Change in Unrealized
    Appreciation/Depreciation                          46              9,071          (7,394)               697           1,082
                                           --------------   ----------------   -------------   ----------------   -------------
  Net Increase (Decrease) in
    Net Assets Resulting from Operations               70             16,363          18,429              2,867           3,156
Distributions:
  From Net Investment Income:
    Investor Class                                    (18)           (11,565)        (22,658)            (1,529)         (2,091)
    Class C                                            (4)                (3)             --                 (3)             --
  From Net Realized Gains:
    Investor Class                                     --                 --              --                 --             (22)
                                           --------------   ----------------   -------------   ----------------   -------------
  Total Distributions                                 (22)           (11,568)        (22,658)            (1,532)         (2,113)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                 3,119             25,790          92,564             11,782          36,644
                                           --------------   ----------------   -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets             3,167             30,585          88,335             13,117          37,687
Net Assets:
    Beginning of Period                                --            592,996         504,661             65,477          27,790
                                           --------------   ----------------   -------------   ----------------   -------------
    End of Period                          $        3,167   $        623,581   $     592,996   $         78,594   $      65,477
                                           ==============   ================   =============   ================   =============
Undistributed Net Investment
 Income (Loss)                             $           --   $           (187)  $           1   $             --   $          --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:

     - Strong High-Yield Municipal Bond Fund (a series of Strong High-Yield Municipal Bond Fund, Inc.)
     - Strong Intermediate Municipal Bond Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Municipal Bond Fund (a series of Strong Municipal Bond Fund, Inc.)
     - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Minnesota Tax-Free Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Short-Term Municipal Bond Fund (a series of Strong Short-Term Municipal Bond Fund, Inc.)
     - Strong Wisconsin Tax-Free Fund (a series of Strong Municipal Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public and Class C shares are available only through financial professionals.

     Strong High-Yield Municipal Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund offer Investor Class shares. Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund offer Investor Class and Class C shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective December 26, 2002, Strong Minnesota Tax-Free Fund commenced operations and offered Investor Class and Class C shares (Public launch date of December 27, 2002).

     Effective December 26, 2002, Strong Wisconsin Tax-Free Fund offered Class C shares (Public launch date of December 27, 2002).

     Effective January 31, 2003, Strong Short-Term Municipal Bond Fund offered Class C shares (Public launch date of February 3, 2003).

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund principally invest in medium-and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

          The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Funds' asset value and ability to dispose of particular securities, when necessary to meet the Funds' liquidity needs or in response to a specific economic event, may be impacted.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying asset fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian in the name of the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (G) Expenses -- The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration among other things, the nature and type of expense and the relative sizes of the funds.

     (H) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (I) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor") provides investment advisory and related services to the Funds. Strong Investor Services, Inc. ("the Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                     Administration Fees
                                                                  ------------------------
                                              Advisory Fees       Investor Class   Class C
                                              -------------       --------------   -------
Strong High-Yield Municipal Bond Fund                  0.35%/(2)/           0.28%         *
Strong Intermediate Municipal Bond Fund                0.37%/(1)/           0.28%         *
Strong Municipal Bond Fund                             0.35%/(2)/           0.28%         *
Strong Short-Term High Yield Municipal Fund            0.35%/(2)/           0.28%         *
Strong Minnesota Tax-Free Fund                         0.37%/(1)/           0.28%     0.28%
Strong Short-Term Municipal Bond Fund                  0.25%/(3)/           0.28%     0.28%
Strong Wisconsin Tax-Free Fund                         0.37%/(1)/           0.28%     0.28%

*      Does not offer share class.

/(1)/ The investment advisory fees are 0.37% for the first $4 billion, 0.345% for $4 to $6 billion, and 0.32% thereafter.

/(2)/ The investment advisory fees are 0.35% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.

/(3)/ The investment advisory fees are 0.25% for the first $4 billion, 0.225% for $4 to $6 billion, and 0.20% thereafter.

The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer Agent and related service fees for Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer Agent and related service fees for Class C shares are paid at an annual rate of 0.20% of the average daily net asset value of the class. Transfer agent fees are recorded in shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Funds. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares (except for the Strong Short-Term Municipal Bond Fund) and 1.00% of the average daily net assets of the Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. See Note 4.

The Class C shares of the Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have a maximum 1.00% contingent deferred sales charge, if the shares are sold within one year of their original purchase date.

For the six months ended April 30, 2003, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares as follows: Strong Minnesota Tax-Free Fund $3,639, Strong Short-Term Municipal Bond Fund $11,500 and Strong Wisconsin Tax-Free Fund $11,655. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2003, is as follows:

                                                     Payable to/
                                                  (Receivable From)      Shareholder Servicing    Transfer Agency    Unaffiliated
                                              Administrator or Advisor     and Other Expenses         Banking         Directors'
                                                  at April 30, 2003      Paid to Administrator   Charges/(Credits)       Fees
                                              ------------------------   ---------------------   -----------------   ------------
Strong High-Yield Municipal Bond Fund               $           25,396   $              95,983   $             326   $      3,540
Strong Intermediate Municipal Bond Fund                           (735)                 13,942                 382            685
Strong Municipal Bond Fund                                      25,022                 118,615                 925          4,762
Strong Short-Term High Yield Municipal Fund                      6,752                  25,812                 (92)         2,489
Strong Minnesota Tax-Free Fund*                                    (56)                    652                   4            133
Strong Short-Term Municipal Bond Fund                           24,596                 163,321               1,563         11,000
Strong Wisconsin Tax-Free Fund                                   3,451                  24,933                 340          1,194

* For the period December 26, 2002 to April 30, 2003

--------------------------------------------------------------------------------

4.   Expenses and Expense Offsets

     For the six months ended April 30, 2003, the class specific expenses are as follows:

                                             Administrative     Shareholder      Reports to
                                                  Fees        Servicing Costs   Shareholders    12b-1 Fees     Other
                                             --------------   ---------------   ------------   ------------   --------
     Strong Minnesota Tax-Free Fund*
       Investor Class                        $        1,351   $           380   $      2,598   $      1,207   $     23
       Class C                                          381               244             14          1,360         10
     Strong Short-Term Municipal Bond Fund
       Investor Class                               849,312           162,749         33,033             --      1,879
       Class C                                          363               255             22          1,310          1
     Strong Wisconsin Tax-Free Fund
       Investor Class                                99,288            24,205          2,648         88,650        802
       Class C                                          382               264             14          1,335          2

     * For the period December 26, 2002 to April 30, 2003.

     For the six months ended April 30, 2003, the expense offsets are as follows:

                                                           Expense
                                                          Waives and   Transfer Agency
                                                         Absorptions   Banking Credits   Earning Credits
                                                         -----------   ---------------   ---------------
     Strong High-Yield Municipal Bond Fund               $        --   $            --   $          (204)
     Strong Intermediate Municipal Bond Fund                (147,522)               --              (139)
     Strong Municipal Bond Fund                                   --                --              (227)
     Strong Short-Term High Yield Municipal Bond Fund             --               (92)             (427)
     Strong Minnesota Tax-Free Fund*
       Investor Class                                         (5,562)               --                --
       Class C                                                (2,010)               --                --
       Fund Level                                            (22,323)               --               (22)
     Strong Short-Term Municipal Bond Fund
       Investor Class                                             --                --                --
       Class C                                                    --                --                --
       Fund Level                                                 --                --            (1,519)
     Strong Wisconsin Tax-Free Fund
       Investor Class                                       (167,169)               --                --
       Class C                                                  (109)               --                --
       Fund Level                                           (134,009)               --              (262)

     * For the period December 26, 2002 to April 30, 2003.

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had no borrowings under the LOC during the period. At April 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the six months ended April 30, 2003, are as follows:

                                                      Purchase         Sales
                                                   -------------   -------------
     Strong High-Yield Municipal Bond Fund         $  28,663,225   $  47,527,081
     Strong Intermediate Municipal Bond Fund          41,319,290      35,938,194
     Strong Municipal Bond Fund                      131,425,945     142,867,496
     Strong Short-Term High Yield Municipal Fund      35,471,914      24,686,823
     Strong Minnesota Tax-Free Fund*                   2,707,195          87,807
     Strong Short-Term Municipal Bond Fund           185,069,832     165,268,991
     Strong Wisconsin Tax-Free Fund                   26,442,930      16,558,389

     * For the period December 26, 2002 to April 30, 2003.

     There were no purchases or sales of long-term U.S. government securities for the six months ended April 30, 2003.

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of April 30, 2003:

                                                                                                       Net Unrealized
                                                                        Gross             Gross         Appreciation/
                                                      Cost of         Unrealized       Unrealized       Depreciation
                                                    Investments      Appreciation     Depreciation     on Investments
                                                   -------------    --------------   --------------    --------------
     Strong High-Yield Municipal Bond Fund         $  201,134,372   $    1,302,303   $  (83,246,260)   $  (81,943,957)
     Strong Intermediate Municipal Bond Fund           39,566,173          804,857         (218,825)          586,032
     Strong Municipal Bond Fund                       244,024,490        6,955,122      (17,604,458)      (10,649,336)
     Strong Short-Term High Yield Municipal Fund      138,751,293        2,161,904       (4,818,113)       (2,656,209)
     Strong Minnesota Tax-Free Fund                     3,252,250           45,074             (140)           44,934
     Strong Short-Term Municipal Bond Fund            632,332,266       10,154,134       (5,232,750)        4,921,384
     Strong Wisconsin Tax-Free Fund                    75,552,931        2,271,407          (48,154)        2,223,253

     The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:

                                                   Net Capital Loss
                                                      Carryovers
                                                   ----------------
     Strong High-Yield Municipal Bond Fund         $     52,426,915
     Strong Intermediate Municipal Bond Fund                 88,488
     Strong Municipal Bond Fund                          24,983,094
     Strong Short-Term High Yield Municipal Fund          8,488,326
     Strong Minnesota Tax-Free Fund                              --
     Strong Short-Term Municipal Bond Fund                3,705,204
     Strong Wisconsin Tax-Free Fund                           3,179

     Net Capital loss carryovers of $6,146,834 and $1,522,953 for Strong Municipal Bond Fund are scheduled to expire in 2003 and 2004, respectively. Net capital loss carryovers of $551,953 for Strong Short-Term Municipal Bond Fund are scheduled to expire in 2004.

--------------------------------------------------------------------------------

8.   Capital Share Transactions

                                                          Strong High-Yield                   Strong Intermediate
                                                         Municipal Bond Fund                  Municipal Bond Fund
                                                  ---------------------------------    ---------------------------------
                                                  Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                   April 30, 2003     Oct. 31, 2002     April 30, 2003     Oct. 31, 2002
                                                  ----------------    -------------    ----------------    -------------
                                                    (Unaudited)                          (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                       $      6,097,094    $  19,016,809    $     24,238,277    $  47,385,272
  Proceeds from Reinvestment of Distributions            3,058,334        7,933,263             489,392          329,388
  Payment for Shares Redeemed                          (33,545,555)    (121,355,712)        (19,767,475)     (16,265,742)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                     $    (24,390,127)   $ (94,405,640)   $      4,960,194    $  31,448,918
                                                  ================    =============    ================    =============
Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                                     899,258        2,474,013           2,296,093        4,541,322
  Issued in Reinvestment of Distributions                  454,956        1,031,254              48,818           31,474
  Redeemed                                              (5,001,594)     (15,852,679)         (1,875,766)      (1,555,758)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Shares of the Fund         (3,647,380)     (12,347,412)            469,145        3,017,038
                                                  ================    =============    ================    =============

                                                                                         Strong Short-Term High Yield
                                                     Strong Municipal Bond Fund                 Municipal Fund
                                                  ---------------------------------    ---------------------------------
                                                  Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                   April 30, 2003     Oct. 31, 2002     April 30, 2003     Oct. 31, 2002
                                                  ----------------    -------------    ----------------    -------------
                                                    (Unaudited)                          (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:
  Proceeds from Shares Sold                       $     64,928,922    $  98,956,061    $     27,472,953    $  54,202,164
  Proceeds from Reinvestment of Distributions            3,896,213        8,244,279           2,702,064        5,530,649
  Payment for Shares Redeemed                          (85,154,075)    (120,169,662)        (20,006,820)     (71,400,180)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                    $    (16,328,940)   $ (12,969,322)   $     10,168,197    $ (11,667,367)
                                                  ================    =============    ================    =============
Transactions in Shares of Each Class of
  the Funds Were as Follows:
  Sold                                                   7,403,839       11,263,570           2,924,653        5,724,463
  Issued in Reinvestment of Distributions                  444,929          939,999             287,709          583,654
  Redeemed                                              (9,708,616)     (13,683,190)         (2,130,293)      (7,544,524)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Shares of the Fund         (1,859,848)      (1,479,621)          1,082,069       (1,236,407)
                                                  ================    =============    ================    =============

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                         Strong
                                                        Minnesota              Strong Short-Term
                                                      Tax-Free Fund           Municipal Bond Fund
                                                     --------------    ---------------------------------
                                                      Period Ended     Six Months Ended     Year Ended
                                                     April 30, 2003     April 30, 2003     Oct. 31, 2002
                                                     --------------    ----------------    -------------
                                                       (Unaudited)       (Unaudited)
                                                        (Note 1)           (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                          $    3,018,717    $    140,786,161    $ 368,410,031
  Proceeds from Reinvestment of Distributions                 9,179           9,032,448       18,446,949
  Payment for Shares Redeemed                              (304,547)       (125,278,267)    (294,292,785)
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                            2,723,349          24,540,342       92,564,195

CLASS C
  Proceeds from Shares Sold                                 649,225           1,269,503               --
  Proceeds from Reinvestment of Distributions                 1,210                  --               --
  Payment for Shares Redeemed                              (254,326)            (19,469)              --
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                              396,109           1,250,034               --
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       $    3,119,458    $     25,790,376    $  92,564,195
                                                     ==============    ================    =============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                      298,623          14,391,881       37,722,081
  Issued in Reinvestment of Distributions                       903             924,302        1,888,943
  Redeemed                                                  (30,061)        (12,811,322)     (30,186,460)
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Shares                         269,465           2,504,861        9,424,564
                                                     ==============    ================    =============
CLASS C
  Sold                                                       64,483             129,892               --
  Issued in Reinvestment of Distributions                       119                  --               --
  Redeemed                                                  (25,000)             (1,985)              --
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Shares                          39,602             127,907               --
                                                     ==============    ================    =============

--------------------------------------------------------------------------------

                                                 Strong Wisconsin Tax-Free Fund
                                                --------------------------------
                                                Six Months Ended     Year Ended
                                                 April 30, 2003     Oct. 31, 2002
                                                ----------------    -------------
                                                  (Unaudited)
                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $     30,049,972    $  63,638,314
  Proceeds from Reinvestment of Distributions          1,386,191        1,687,121
  Payment for Shares Redeemed                        (20,966,669)     (28,681,448)
                                                ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        10,469,494       36,643,987

CLASS C
  Proceeds from Shares Sold                            1,316,263               --
  Proceeds from Reinvestment of Distributions                550               --
  Payment for Shares Redeemed                             (4,000)              --
                                                ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         1,312,813               --
                                                ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                  $     11,782,307    $  36,643,987
                                                ================    =============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                 2,829,798        6,115,951
  Issued in Reinvestment of Distributions                130,803          162,449
  Redeemed                                            (1,977,706)      (2,760,202)
                                                ----------------    -------------
  Net Increase (Decrease) in Shares                      982,895        3,518,198
                                                ================    =============
CLASS C
  Sold                                                   123,184               --
  Issued in Reinvestment of Distributions                     51               --
  Redeemed                                                  (374)              --
                                                ----------------    -------------
  Net Increase (Decrease) in Shares                      122,861               --
                                                ================    =============

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

9.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2003 were as follows:

                                                                                                                   Investment
                                             Balance of       Gross      Gross Sales    Balance of       Value       Income
                                            Shares Held     Purchases        and       Shares Held     April 30,   Nov. 1, 2002
                                            Nov. 1, 2002  and Additions  Reductions   April 30, 2003     2003     April 30 2003
                                            ------------  -------------  -----------  --------------  ----------- -------------
Strong High-Yield Municpal Bond Fund
------------------------------------
Strong Tax-Free Money Fund                     4,775,000     32,580,000   37,355,000              --  $        -- $      23,680

Strong Intermediate Municipal Bond Fund
---------------------------------------
Strong Tax-Free Money Fund                       930,000     30,356,000   31,096,000         190,000      190,000        12,376

Strong Municipal Bond Fund
--------------------------
Strong Tax-Free Money Fund                       965,000    108,900,000  102,800,000       7,065,000    7,065,000        35,860

Strong Short-Term High Yield Municipal Fund
-------------------------------------------
Strong Tax-Free Money Fund                     1,060,000     33,055,000   34,115,000              --           --        22,304

Strong Short-Term Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund                 2,000      3,080,000    3,082,000              --           --           213
Strong Tax-Free Money Fund                    20,740,000    186,540,000  190,340,000      16,940,000   16,940,000        85,947

10.  Litigation

     On August 28, 2002, Strong Municipal Bond Fund, Inc. ("Fund") obtained a judgment order against certain defendants in Oklahoma federal district court awarding a rescission claim to the Fund for approximately $10,465,000, attorney fees and expenses of approximately $686,000, and statutory interest on certain municipal bonds purchased by the Fund in 1998. The Fund's litigation counsel has advised the Fund that the defendants have appealed the judgment. Until a final, non-appealable judgment is obtained by the Fund, the Fund considers it speculative to place any specific value on this jury award, and has not recorded this contingent receivable. Therefore, it has not been used in calculating net asset value of the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                     Period Ended
                                                     -----------------------------------------------------------------------------
                                                     April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                         2003/(b)/      2002       2001     2000/(c)/     2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    7.01   $    8.16  $    8.75  $    8.91   $    9.79  $   10.52  $   10.09

Income From Investment Operations:
  Net Investment Income (Loss)                            0.21        0.40       0.51       0.09        0.59       0.58       0.59
  Net Realized and Unrealized Gains (Losses) on
    Investments                                          (0.60)      (1.15)     (0.59)     (0.15)      (0.88)     (0.68)      0.45
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (0.39)      (0.75)     (0.08)     (0.06)      (0.29)     (0.10)      1.04

Less Distributions:
  From Net Investment Income/(d)/                        (0.21)      (0.40)     (0.51)     (0.10)      (0.59)     (0.58)     (0.59)
  From Net Realized Gains                                   --          --         --         --          --      (0.05)     (0.02)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (0.21)      (0.40)     (0.51)     (0.10)      (0.59)     (0.63)     (0.61)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    6.41   $    7.01  $    8.16  $    8.75   $    8.91  $    9.79  $   10.52
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                            -5.7%       -9.5%      -0.9%      -0.7%       -2.9%      -1.1%     +10.5%
  Net Assets, End of Period (In Millions)            $     119   $     156  $     282  $     417   $     439  $     635  $     667
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                        1.0%*       1.0%       0.8%       0.7%*       0.7%       0.7%       0.7%
  Ratio of Expenses to Average Net Assets                  1.0%*       1.0%       0.8%       0.7%*       0.7%       0.7%       0.7%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                             6.2%*       5.2%       6.1%       6.4%*       6.4%       5.7%       5.7%
  Portfolio Turnover Rate                                 22.5%       35.7%      24.9%       1.4%       17.5%      52.5%      66.5%

STRONG INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                                            -------------------------------------
                                                                            April 30,     Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                                2003/(b)/       2002        2001/(e)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $   10.48    $    10.25     $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                                   0.21          0.45          0.11
  Net Realized and Unrealized Gains (Losses) on Investments                      0.18          0.26          0.25
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                               0.39          0.71          0.36

Less Distributions:
  From Net Investment Income/(d)/                                               (0.21)        (0.45)        (0.11)
  From Net Realized Gains                                                          --         (0.03)           --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           (0.21)        (0.48)        (0.11)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $   10.66    $    10.48     $   10.25
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                                   +3.7%         +7.1%         +3.6%
  Net Assets, End of Period (In Millions)                                   $      39    $       34     $       2
  Ratio of Expenses to Average Net Assets before Expense Offsets                  1.2%*         1.4%          4.5%*
  Ratio of Expenses to Average Net Assets                                         0.4%*         0.1%          0.0%/(f)/*
  Ratio of Net Investment Income (Loss) to Average Net Assets                     4.0%*         4.2%          4.3%*
  Portfolio Turnover Rate                                                       101.5%        225.2%        114.6%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from August to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) For the period from August 1, 2001 (public launch date) to October 31, 2001.
(f) Amount calculated is less than 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                   -----------------------------------------------------------------------------
                                                   April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                       2003/(b)/      2002       2001     2000/(c)/     2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    8.73   $    8.89  $    8.58  $    8.78   $    9.37  $    9.96  $    9.52

Income From Investment Operations:
  Net Investment Income (Loss)                          0.19        0.37       0.41       0.08        0.50       0.51       0.51
  Net Realized and Unrealized Gains (Losses) on
    Investments                                         0.10       (0.16)      0.31      (0.20)      (0.59)     (0.59)      0.44
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      0.29        0.21       0.72      (0.12)      (0.09)     (0.08)      0.95

Less Distributions:
  From Net Investment Income/(d)/                      (0.19)      (0.37)     (0.41)     (0.08)      (0.50)     (0.51)     (0.51)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (0.19)      (0.37)     (0.41)     (0.08)      (0.50)     (0.51)     (0.51)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    8.83   $    8.73  $    8.89  $    8.58   $    8.78  $    9.37  $    9.96
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                          +3.4%       +2.4%      +8.6%      -1.4%       -0.9%      -1.0%     +10.1%
  Net Assets, End of Period (In Millions)          $     230   $     243  $     261  $     259   $     274  $     370  $     287
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                      0.9%*       1.1%       1.0%       0.8%*       0.8%       0.7%       0.7%
  Ratio of Expenses to Average Net Assets                0.9%*       1.1%       0.9%       0.8%*       0.8%       0.7%       0.7%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                           4.4%*       4.2%       4.8%       5.2%*       5.6%       5.1%       5.2%
  Portfolio Turnover Rate                               57.8%       95.1%     118.3%       7.2%       19.2%      22.4%      58.5%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                   -----------------------------------------------------------------------------
                                                   April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                       2003/(b)/      2002       2001     2000/(c)/     2000       1999     1998/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   9.38      $    9.56  $    9.58  $    9.60   $    9.99  $   10.17  $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                         0.22           0.44       0.50       0.08        0.51       0.50       0.37
  Net Realized and Unrealized Gains (Losses) on
    Investments                                        0.00/(f)/     (0.18)     (0.02)     (0.02)      (0.39)     (0.18)      0.17
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     0.22           0.26       0.48       0.06        0.12       0.32       0.54

Less Distributions:
  From Net Investment Income/(d)/                     (0.22)         (0.44)     (0.50)     (0.08)      (0.51)     (0.50)     (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 (0.22)         (0.44)     (0.50)     (0.08)      (0.51)     (0.50)     (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   9.38      $    9.38  $    9.56  $    9.58   $    9.60  $    9.99  $   10.17
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                         +2.4%          +2.8%      +5.1%      +0.7%       +1.3%      +3.2%      +5.5%
  Net Assets, End of Period (In Millions)          $    135      $     124  $     139  $     133   $     140  $     182  $     101
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                     0.7%*          0.8%       0.8%       0.7%*       0.7%       0.7%       1.0%*
  Ratio of Expenses to Average Net Assets               0.7%*          0.8%       0.7%       0.7%*       0.6%       0.4%       0.4%*
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                          4.7%*          4.7%       5.1%       5.1%*       5.2%       4.9%       5.0%*
  Portfolio Turnover Rate                              19.8%          68.9%      62.8%       6.0%       27.9%      22.7%       8.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from August to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) For the period from December 1, 1997 (public launch date) to August 31,
    1998.
(f) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MINNESOTA TAX-FREE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                             Period Ended
                                                             ------------
                                                               April 30,
Selected Per-Share Data/(a)/                                   2003/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                       0.12
  Net Realized and Unrealized Gains (Losses) on Investments          0.25
-------------------------------------------------------------------------
  Total from Investment Operations                                   0.37
Less Distributions:
  From Net Investment Income/(c)/                                   (0.12)
-------------------------------------------------------------------------
  Total Distributions                                               (0.12)
-------------------------------------------------------------------------
Net Asset Value, End of Period                               $      10.25
=========================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------
  Total Return                                                       +3.7%
  Net Assets, End of Period (In Millions)                    $          3
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                           4.7%*
  Ratio of Expenses to Average Net Assets                             0.0%/(d)/*
  Ratio of Net Investment Income (Loss) to Average Net Assets         3.7%*
  Portfolio Turnover Rate/(f)/                                        5.3%

STRONG MINNESOTA TAX-FREE FUND--CLASS C
--------------------------------------------------------------------------

                                                             Period Ended
                                                             -------------
                                                               April 30,
Selected Per-Share Data/(a)/                                   2003/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $       10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                        0.12
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                       0.25
--------------------------------------------------------------------------
  Total from Investment Operations                                    0.37

Less Distributions:
  From Net Investment Income/(c)/                                    (0.12)
--------------------------------------------------------------------------
  Total Distributions                                                (0.12)
--------------------------------------------------------------------------
Net Asset Value, End of Period                               $       10.25
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
  Total Return                                                        +3.7%
  Net Assets, End of Period (In Millions)                    $           0/(e)/
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                            5.1%*
  Ratio of Expenses to Average Net Assets                              0.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets          3.4%*
  Portfolio Turnover Rate/(f)/                                         5.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 27, 2002 (public launch date) to April 30, 2003 (unaudited).
(c) Tax-exempt for regular federal income tax purposes.
(d) Amount calculated is less than 0.05%.
(e) Amount calculated is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                     -----------------------------------------------------------------------------
                                                     April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,  Aug. 31,    Aug. 31,
Selected Per-Share Data/(a)/                         2003/(b)/      2002       2001    2000/(c)/      2000      1999       1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    9.72   $    9.78  $    9.62  $    9.64   $    9.76  $    9.95  $    9.82

Income From Investment Operations:
  Net Investment Income (Loss)                            0.18        0.40       0.44       0.08        0.46       0.47       0.48
  Net Realized and Unrealized Gains (Losses) on
    Investments                                           0.08       (0.06)      0.16      (0.02)      (0.12)     (0.19)      0.13
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        0.26        0.34       0.60       0.06        0.34       0.28       0.61
Less Distributions:
  From Net Investment Income/(d)/                        (0.18)      (0.40)     (0.44)     (0.08)      (0.46)     (0.47)     (0.48)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (0.18)      (0.40)     (0.44)     (0.08)      (0.46)     (0.47)     (0.48)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    9.80   $    9.72  $    9.78  $    9.62   $    9.64  $    9.76  $    9.95
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                            +2.7%       +3.5%      +6.4%      +0.6%       +3.6%      +2.8%      +6.3%
  Net Assets, End of Period (In Millions)            $     622   $     593  $     505  $     317   $     307  $     325  $     211
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                        0.6%*       0.6%       0.6%       0.6%*       0.6%       0.6%       0.6%
  Ratio of Expenses to Average Net Assets                  0.6%*       0.6%       0.6%       0.6%*       0.6%       0.6%       0.6%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                             3.7%*       4.1%       4.5%       4.9%*       4.8%       4.7%       4.8%
  Portfolio Turnover Rate/(f)/                            30.2%       68.2%      73.7%       8.9%       48.6%      22.7%      15.7%

STRONG SHORT-TERM MUNICIPAL BOND FUND -- CLASS C
---------------------------------------------------------------------------

                                                               Period Ended
                                                               ------------
                                                                 April 30,
Selected Per-Share Data/(a)/                                     2003/(e)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $       9.79

Income From Investment Operations:
  Net Investment Income (Loss)                                         0.06
  Net Realized and Unrealized Gains (Losses) on Investments            0.00/(g)/
---------------------------------------------------------------------------
  Total from Investment Operations                                     0.06
Less Distributions:
  From Net Investment Income/(d)/                                     (0.06)
---------------------------------------------------------------------------
  Total Distributions                                                 (0.06)
---------------------------------------------------------------------------
Net Asset Value, End of Period                                 $       9.79
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                         +0.6%
  Net Assets, End of Period (In Millions)                      $          1
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                             1.7%*
  Ratio of Expenses to Average Net Assets                               1.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           2.0%*
  Portfolio Turnover Rate/(f)/                                         30.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from August to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) For the period from February 3, 2003 (public launch date) to April 30, 2003 (unaudited).
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG WISCONSIN TAX-FREE FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------

                                                                             Period Ended
                                                                   --------------------------------
                                                                   April 30,    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/      2002    2001/(c)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   10.56   $   10.36  $   10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.23        0.48       0.27
  Net Realized and Unrealized Gains (Losses) on Investments             0.20        0.21       0.36
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.43        0.69       0.63
Less Distributions:
  From Net Investment Income/(d)/                                      (0.23)      (0.48)     (0.27)
  From Net Realized Gains                                                 --       (0.01)        --
---------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.23)      (0.49)     (0.27)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   10.76   $   10.56  $   10.36
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
  Total Return                                                          +4.1%       +6.8%      +6.4%
  Net Assets, End of Period (In Millions)                          $      77   $      65  $      28
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.1%*       1.1%       1.9%*
  Ratio of Expenses to Average Net Assets                                0.2%*       0.1%       0.0%/(e)/*
  Ratio of Net Investment Income (Loss) to Average Net Assets            4.3%*       4.5%       4.7%*
  Portfolio Turnover Rate/(g)/                                          24.0%       95.3%      53.8%

STRONG WISCONSIN TAX-FREE FUND -- CLASS C
---------------------------------------------------------------------------

                                                               Period Ended
                                                               ------------
                                                                April 30,
Selected Per-Share Data/(a)/                                    2003/(f)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $      10.60
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.11
  Net Realized and Unrealized Gains (Losses) on Investments            0.16
---------------------------------------------------------------------------
  Total from Investment Operations                                     0.27
Less Distributions:
  From Net Investment Income/(d)/                                     (0.11)
---------------------------------------------------------------------------
  Total Distributions                                                 (0.11)
---------------------------------------------------------------------------
Net Asset Value, End of Period                                 $      10.76
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                         +2.5%
  Net Assets, End of Period (In Millions)                      $          1
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                             1.9%*
  Ratio of Expenses to Average Net Assets                               1.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           2.6%*
  Portfolio Turnover Rate/(g)/                                         24.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from April 9, 2001 (public launch date) to October 31, 2001.
(d) Tax-exempt for regular federal income tax purposes.
(e) Amount calculated is less than 0.05%.
(f) For the period from December 27, 2002 (public launch date) to April 30, 2003 (unaudited).
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro Goldwyn Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; Manpower, Inc. (a world-wide provider of staffing services) since 2001; and Alliance Insurance (formerly the Fireman's
Fund) (an insurance company) from 1975 to 1990; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; and former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; and Vice President of the Advisor from August 2000 to April 2001. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. She was Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse-Madison from December 1993 to August 1996.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.
     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; and Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor from December 2001 to November 2002; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; and Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
     Richard S. Strong
     Willie D. Davis
     Gordon B. Greer
     Stanley Kritzik
     Neal Malicky
     William F. Vogt

Officers
     Richard S. Strong, Chairman of the Board
     Thomas M. Zoeller, Vice President
     Richard W. Smirl, Vice President and Secretary
     Susan A. Hollister, Vice President and Assistant Secretary
     Gilbert L. Southwell III, Assistant Secretary
     John W. Widmer, Treasurer
     Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
     Strong Capital Management, Inc.
     P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor
     Strong Investments, Inc.
     P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian
     State Street Bank and Trust Company
     801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
     Strong Investor Services, Inc.
     P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel
     Godfrey & Kahn, S.C.
     780 North Water Street, Milwaukee,Wisconsin 53202

[STRONG LOGO]

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT34373 06-03

                                                         SMUNI/WH2160      04-03

Item 1. Reports to Stockholders

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

                              [PHOTO APPEARS HERE]

                   Strong Heritage Money Fund

          Strong Ultra Short-Term Income Fund

Strong Ultra Short-Term Municipal Income Fund

   Strong Florida Municipal Money Market Fund

                     Strong Money Market Fund

           Strong Municipal Money Market Fund

                   Strong Tax-Free Money Fund

                                                                   [STRONG LOGO]

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

TABLE OF CONTENTS

INVESTMENT REVIEWS
      Strong Heritage Money Fund ............................................. 2
      Strong Ultra Short-Term Income Fund .................................... 4
      Strong Ultra Short-Term Municipal Income Fund .......................... 6
      Strong Florida Municipal Money Market Fund ............................. 8
      Strong Money Market Fund ...............................................10
      Strong Municipal Money Market Fund .....................................12
      Strong Tax-Free Money Fund .............................................14
BOND GLOSSARY ................................................................16
FINANCIAL INFORMATION
      Schedules of Investments in Securities
           Strong Heritage Money Fund ........................................17
           Strong Ultra Short-Term Income Fund ...............................19
           Strong Ultra Short-Term Municipal Income Fund .....................27
           Strong Florida Municipal Money Market Fund ........................37
           Strong Money Market Fund ..........................................38
           Strong Municipal Money Market Fund ................................41
           Strong Tax-Free Money Fund ........................................48
      Statements of Assets and Liabilities ...................................54
      Statements of Operations ...............................................57
      Statements of Changes in Net Assets ....................................60
      Notes to Financial Statements ..........................................62
FINANCIAL HIGHLIGHTS .........................................................72
DIRECTORS AND OFFICERS .......................................................79

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

A Time of High Drama

The six-month period from November 1, 2002, through April 30, 2003, was extraordinarily eventful. Congressional elections on November 5 resulted in the shift of control of the U.S. Senate to the Republican Party. At the same time, the GOP gained ground in the House of Representatives, presenting President Bush with a renewed opportunity to work with sympathetic legislative majorities.

The day after the election, the Federal Reserve Open Market Committee (FOMC) initiated a surprise 0.50% cut in short-term interest rates. In the accompanying statement, the Committee members explained:

"Heightened uncertainty and concerns about a deterioration in business conditions both here and abroad are damping economic activity. For the foreseeable future, then, the Committee continues to believe that, against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are weighted mainly toward conditions that may generate economic weakness."

However, the committee members professed optimism on the long-term outlook despite the challenges posed by the war on terrorism and other geopolitical stresses:

"Although the necessary reallocation of resources to enhance security may restrain advances in productivity for a time, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate."

With its 12 consecutive rate cuts of this cycle, the Fed pushed the overnight Federal Funds target to 1.25%, its lowest level in decades. The yields on longer-term securities fell as well. The benchmark 10-year Treasury yield was nearly 4.1% on Election Day. By the end of 2002, it had fallen to about 3.8%. In early January, interest rates moved higher on the belief that an acceleration in economic activity was imminent. This hope was dashed on January 10 with the release of a disappointing employment report, which showed a deterioration in labor market conditions. Bond market yields resumed their long slide, pushed along by a succession of shaky economic reports, as well as saber-rattling in both Iraq and North Korea.

Oil and gas prices surged higher in the first quarter, reflecting apprehension over the Middle East, a debilitating labor strike in Venezuela, and civil unrest in Nigeria. The stock market, which had enjoyed a bounce from its October 9 low, resumed its sickening slide.

The Dogs of War Are Loosed

All these trends reversed in the middle of March. After months of nervousness over a potential conflict with Iraq, financial markets greeted the imminent launch of the U.S.-led Operation Iraqi Freedom with a burst of enthusiasm. It seemed that the wait for war was more troublesome than the war itself: oil prices, which had spiked in expectation of war, suddenly plummeted as hostilities commenced. Stock markets in the U.S. and around the world rallied. Treasury bonds sold off in an unwind of the "flight to safety" trade.

                                                        (Continued on next page)

The rise in bond yields was capped on March 21, however, with the 10-year Treasury trading at a yield of approximately 4.1%. By the end of April, the yield had sunk to the neighborhood of 3.8%.

The mortgage-backed and corporate sectors of the bond market also performed well over the six-month period. The yield premium of corporates over Treasuries narrowed dramatically from the near-panic levels of last autumn. The lower range of the investment-grade category--bonds rated BBB by Standard and Poor's and Baa by Moody's--saw the biggest gains. Industries like telecommunications, media, utilities, and autos, which had been pummeled in the long rout of the preceding 12 months, bounced back smartly. Prices for high-yield bonds (non-investment grade or "junk") shot skyward. Investors were generally rewarded handsomely for taking more risk, whether in the form of duration (interest-rate sensitivity) or credit.

The Road Ahead

Falling interest rates are a mixed blessing for bond investors. On the one hand, the process of getting to lower rates generates outsized returns as coupon income is supplemented with capital gains. On the other hand, having arrived at a low rate level, prospective returns may appear meager. Investors who remember double-digit Treasury yields are unlikely to regard 3.8% per year for ten years as particularly enticing. While some additional yield can be obtained by diversification into corporate and mortgage-backed securities, the most conservative investors--those unwilling to accept either duration or credit risk--would seem to be in a tight spot. But yields may not be as lean as they seem, because one of the most important drivers of the long rally in bonds has been a dramatic fall in inflation. Low inflation means that real (inflation-adjusted) returns can be attractive even when nominal yields (the figures generally cited in the media and on investor reports) are slim. The key question is: Will inflation stay low? Can it go much lower? Or is a shift to rising inflation more likely? What about the possibility of deflation--a sustained fall in the broad range of prices for goods and services?

Largely unknown in the United States since the Great Depression, deflation has been the least of our worries in recent decades. An accelerating rise in the price level was perceived as the primary financial threat. And with good reason. Between 1964 and 1980, inflation in the United States rose from 1% to nearly 15%. The inflationary surge disrupted capital markets, distorted tax structures, degraded the quality of financial reporting, and made long-term planning nearly impossible. When a crisis point was reached, the political and monetary authorities were jolted into taking decisive action. Federal Reserve Board Chairman Paul Volcker led a determined assault on inflation, reinstating the monetary discipline that had been lost when President Richard Nixon ended dollar-gold convertibility in 1971.

For two decades Volcker and his successor, Alan Greenspan, pursued policies designed to produce disinflation--a gradual reduction in the rate of inflation. The operational theory underlying their approach was that inflation is a monetary phenomenon, a view often summarized as "too much money chasing too few goods." Control over the supply of money was perceived as the key to squeezing out inflation. Policy discussions often revolved around the desire to maximize economic growth (and so employment) without igniting inflationary pressure.

The experience of the latter 1990s showed that it was possible to have both a falling unemployment rate and a falling inflation rate. Even so, the decisions of the Federal Reserve were generally couched in terms of an implicit trade-off between the two. For example, on January 29 of this year, the FOMC's post-meeting announcement included the statement, "... the Committee believes that, against the background of its long-run policy goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to the prospects for both goals for the foreseeable future." Similar language had been invoked in prior meetings.

An Evolution in Monetary Policy

When the FOMC met on March 18, the committee members blamed the fog of war for their inability to determine the greater risk between higher inflation and weaker growth:

"In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision-making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth."

But new ground was broken at the May 6 FOMC meeting. While electing to leave its interest rate targets unchanged, the committee reconfigured its risk-assessment formula. Instead of a growth-versus-inflation dynamic, the members wrote:

"... the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level."

I believe a rough translation of this message in ordinary English would be: "We think that economic growth is going to be okay, but we're a little worried that deflation is now a bigger threat than inflation." There have been pockets of deflation in recent years--computers, long distance telephone service, and consumer electronics are examples--but the overall price level has continued to rise, albeit slowly. With the new language of the May 6 meeting, the committee members have expressed the fear--however small--that deflation will spread to the economy as a whole.

Relative to the experience of the last two decades, a yield of 3% or 4% seems paltry. On the other hand, if inflation falls to zero, a 4% nominal yield is also a 4% real yield. Compare that to where we were in 1980, when long Treasuries yielded about 12.5%, inflation was also 12.5%, and the real yield was zero! It remains to be seen whether the era of inflation is truly over, and if it is, whether price stability or outright deflation is in store for us.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Heritage Money Fund
================================================================================

Your Fund's Approach

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00/1/. The Fund invests in a portfolio of high-quality, short-term debt securities issued by governments, corporations, and banks and other financial institutions. The Fund seeks to increase its yield by keeping its operating expenses very low; therefore, it generally requires investors to maintain balances of $25,000 or more depending on the share class.

                          3-Month Treasury Bill Yields*
                                  As of 4-30-03

                              [CHART APPEARS HERE]

10-01      2.012%

12-01      1.725

 2-02      1.757

 4-02      1.767

 6-02      1.685

 8-02      1.675

10-02      1.450

12-02      1.195

 2-03      1.195

 4-03      1.113

                                                               Source: Bloomberg

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Following the decision by the Federal Reserve Board's Open Market Committee to reduce the overnight Federal Funds target by 0.50%, the Fund's yield declined sharply in November. As higher-yielding issues purchased earlier in the year reached maturity, the proceeds had to be invested at the lower prevailing market rates. The majority of this "roll-off" occurred between November and January. Thereafter, the Fund's yield declined very modestly through the end of the period.

Many factors influenced short-term bonds
Market-determined, short-term interest rates followed the Federal Reserve's lead in November, ratifying the 0.50% cut initiated November 6. The Fed remained on hold after this action, leaving yields in the money market relatively stable. Mixed economic data and uncertainty over the conflict with Iraq kept interest rates within a relatively narrow range over the first four months of 2003.

Other events that had impact on the short-term debt markets included:
.. The election of a Republican majority in both the U.S. Senate and House of Representatives. Unified party control in Congress and the executive branch was viewed as a positive development for the economy, based on the assumption that it would make it easier for tax cuts and other fiscal stimulus measures to be made law.

.. Improved corporate earnings. Better business results helped to allay investors' concerns about potential deterioration of credit quality.

.. Debt reduction. Some companies with high levels of borrowing paid down outstanding debt or issued new equity, improving the strength of their balance sheets.

Along with the general movement to shore up balance sheets, many corporations elected to reduce their reliance on short-term debt. In some cases, companies paid off commercial paper and other short-term debt out of corporate cash flows, while other companies elected to issue longer-term debt and use the proceeds to retire commercial paper. This retreat from the cash marketplace reduced the pool of corporate-backed credits available to money market investors.

Adjustments to average maturity
Following the Federal Reserve's November rate cut, we gradually reduced the Fund's average effective maturity in the belief that further rate cuts were highly unlikely in the near term. Seasonal factors also played a role in this strategy. There are distortions in the market that tend to raise yields around the end of the calendar year; these primarily affect shorter-maturity securities, so maintaining a shorter average effective maturity allowed the Fund to capture some benefit from this temporary shift.

Early in 2003, we took an opportunistic approach to managing the Fund's overall maturity. We waited for selected opportunities to extend duration (that is, increase the Fund's interest rate sensitivity) when short-term fluctuations presented attractive opportunities. These were typically associated with improving economic news, a rally in the stock market, and improvements in credit spreads.

The Fund continued its strategy of buying debentures of government-sponsored enterprises (GSEs) such as Fannie Mae, which offered attractive risk-adjusted yields. In particular, callable debentures allowed the Fund to capture incremental yield without increasing credit risk. The asset-backed commercial paper sector was also a source of incremental return. The Fund concentrated its focus on well-diversified, asset-backed programs with strong sponsors, such as major U.S. and European banks.

As we manage the Fund in the coming months, we will continue to carefully monitor the progress of the economic recovery and interest rate trends. Thank you for your investment in the Strong Heritage Money Fund. We appreciate the opportunity to help you pursue your important financial goals.

Jay N. Mueller
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.32%

           3-year                        3.38%

           5-year                        4.12%

           Since Fund Inception          4.71%
           (6-29-95)

Advisor Class/2/, /3/
----------------------------------------------

           1-year                        1.29%

           3-year                        3.35%

           5-year                        4.09%

           Since Fund Inception          4.67%
           (6-29-95)

Institutional Class/2/, /4/
----------------------------------------------

           1-year                        1.55%

           3-year                        3.61%

           5-year                        4.26%

           Since Fund Inception          4.80%
           (6-29-95)

Portfolio Statistics
As of 4-30-03

Investor Class/5/
----------------------------------------------

           7-day current yield           0.97%

           7-day effective yield         0.97%

Advisor Class/5/
----------------------------------------------

           7-day current yield           0.95%

           7-day effective yield         0.96%

Institutional Class/5/
----------------------------------------------

           7-day current yield           1.18%

           7-day effective yield         1.19%

Average effective maturity             54 days

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/4/ The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/5/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. For Investor Class shares, the administrator has temporarily absorbed 0.22% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.75%, and its effective yield would have been 0.75%. For Advisor Class shares, the administrator has temporarily absorbed 0.11% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.84%, and its effective yield would have been 0.84%. For Institutional Class shares, the administrator has temporarily absorbed 0.03% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.15%, and its effective yield would have been 1.16%.

*     Mean of 3-Month Treasury Bill Yields.

Strong Ultra Short-Term Income Fund

Your Fund's Approach

The Strong Ultra Short-Term Income Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality bonds. The Fund's average effective maturity is usually one year or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 11-25-88 to 4-30-03

                              [CHART APPEARS HERE]

                   Strong             Citigroup                Lipper
                    Ultra          1-Year Treasury           Ultra Short
                 Short-Term     Benchmark-on-the-Run         Obligations
                 Income Fund           Index*              Funds Average*

Nov 1988         $  10,000          $   10,000               $   10,000
Nov 1989         $  10,976          $   10,989               $   10,936
Nov 1990         $  11,690          $   11,918               $   11,803
Nov 1991         $  12,870          $   12,975               $   12,726
Nov 1992         $  14,036          $   13,645               $   13,332
Nov 1993         $  15,140          $   14,197               $   13,889
Nov 1994         $  15,767          $   14,569               $   14,299
Nov 1995         $  16,866          $   15,711               $   15,290
Nov 1996         $  17,980          $   16,644               $   16,258
Nov 1997         $  19,189          $   17,638               $   17,198
Nov 1998         $  20,139          $   18,707               $   18,091
Nov 1999         $  21,141          $   19,520               $   18,961
Nov 2000         $  22,574          $   20,750               $   20,147
Nov 2001         $  23,734          $   22,391               $   21,414
Nov 2002         $  23,769          $   23,081               $   21,875
Apr 2003         $  24,176          $   23,304               $   22,114

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Citigroup 1-Year Treasury Benchmark-on-the-Run Index ("Citigroup 1-Year Treasury Index") and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

      The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period, with its share price fluctuating within a narrow, four-cent range over the six months. Returns were positive in each month of the period.

Uncertainty created positive conditions for bonds
Several factors contributed to a positive environment for the Fund over the six months from November 2002 through April 2003. In early November, the Federal Reserve lowered its benchmark Federal Funds target rate by half a percentage point, to 1.25% from 1.75%. The rate remained at that level for the remainder of the period.

Although the economy did show signs of continued growth, the pace of recovery was disappointing to many. Capital spending remained sluggish, with the impending war in Iraq getting much of the blame for companies' unwillingness to commit to larger expenditures.

The buildup to the war was also thought to be a major contributor to the uncertain economy; now that the conflict is ending, it should be easier to see whether it was in fact the cause of the economic weakness or whether we are still feeling the after effects of the late 1990s bubble. In any event, the uncertainty caused short-term interest rates to remain low throughout the period.

A relatively consistent portfolio profile
Over the six months, we made little change to the Fund's portfolio. We kept the Fund's average credit quality at AA, just one step below the highest level attainable. Given the overall level of uncertainty in the economy, we believed that maintaining our emphasis on higher credit quality was appropriate. In keeping with this theme, we had only minimal exposure to the non-investment-grade sector of the market. Currently, less than 3% of assets fall into this category.

The portfolio continued to include a diversified mix of mortgage- and asset-backed securities and corporate bonds; our allocations among these sectors did not change substantially. As they have in previous periods, mortgage-backed bonds enjoyed a substantial yield advantage over Treasuries of comparable maturity, while also offering a high level of credit quality. This combination of higher yields without a great deal of volatility during the period continued to make mortgage-backed bonds an attractive investment for the Fund.

Corporate bonds, which accounted for 25% to 30% of assets during the period, provided an attractive level of income as well. There was significant improvement in the corporate market over the six months as companies worked to strengthen their balance sheets and improve their overall credit profile. As in previous periods, we have sought to manage risk in this sector by emphasizing diversification and limiting the size of individual positions. We continue to look for companies that are positioned to succeed over the long term but also focus on several characteristics that are key to short-term investments. Included in this list are liquidity based on cash levels and availability of bank lines and near-term debt amortizations.

We are pleased that our efforts at repositioning the portfolio in 2002 were effective during this period. In the coming months, we will continue to keep a careful eye on our holdings, while also monitoring the broader economic environment. Our aim will be to continue to identify those short-term securities that have potential to deliver an appropriate level of investment income, while also attempting to keep share-price fluctuation at a modest level.

We genuinely appreciate the confidence you've placed in the Strong Ultra Short-Term Income Fund, and we look forward to helping your pursue your important financial goals in the months and years to come.

Thomas A. Sontag
Portfolio Co-Manager

Thomas M. Price
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
---------------------------------------------

           1-year                       2.46%

           5-year                       4.23%

           10-year                      5.20%

           Since Fund Inception         6.31%
           (11-25-88)

Advisor Class/1/,/2/
---------------------------------------------

           1-year                       2.20%

           5-year                       3.87%

           10-year                      4.84%

           Since Fund Inception         5.94%
           (11-25-88)

Institutional Class/1/,/3/
---------------------------------------------

           1-year                       2.98%

           5-year                       4.57%

           10-year                      5.37%

           Since Fund Inception         6.43%
           (11-25-88)

Portfolio Statistics
As of 4-30-03

Investor Class
---------------------------------------------

           30-day
           annualized yield/4/          3.19%

Advisor Class
---------------------------------------------

           30-day
           annualized yield/4/          2.93%

Institutional Class
---------------------------------------------

           30-day
           annualized yield/4/          3.68%

Average effective maturity/5/       0.7 years

Average quality rating/6/                  AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/5/ The Fund's average effective maturity includes the effect of futures and swaps.

/6/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Citigroup 1-Year Treasury Benchmark-on-the-Run Index ("Citigroup 1-Year Treasury Index") is an unmanaged index generally representative of the average yield on one-year Treasury bills. The Lipper Ultra Short Obligation Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Citigroup index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Ultra Short-Term Municipal Income Fund

Your Fund's Approach

The Strong Ultra Short-Term Municipal Income Fund seeks federal tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the Alternative Minimum Tax
(AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-95 to 4-30-03

                              [CHART APPEARS HERE]

               The Strong          Lehman Brothers        Lipper Short
            Ultra Short-Term          Municipal            Municipal
               Municipal                1 Year             Debt Funds
              Income Fund            Bond Index*             Index*

Nov 95        $   10,000            $   10,000             $   10,000
May 96        $   10,234            $   10,176             $   10,117
Nov 96        $   10,532            $   10,451             $   10,400
May 97        $   10,769            $   10,658             $   10,580
Nov 97        $   11,052            $   10,910             $   10,855
May 98        $   11,320            $   11,158             $   11,101
Nov 98        $   11,581            $   11,447             $   11,376
May 99        $   11,792            $   11,643             $   11,553
Nov 99        $   11,950            $   11,805             $   11,650
May 00        $   12,079            $   11,995             $   11,794
Nov 00        $   12,392            $   12,354             $   12,141
May 01        $   12,671            $   12,814             $   12,531
Nov 01        $   12,826            $   13,132             $   12,806
May 02        $   12,955            $   13,386             $   13,016
Nov 02        $   13,157            $   13,586             $   13,216
Apr 03        $   13,312            $   13,754             $   13,430

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

      The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months, the Fund achieved its goal of producing federal tax-exempt current income while maintaining a very low degree of share-price fluctuation. In a period that saw two-year Treasury yields fluctuate by almost 80 basis points, the Fund's share price started and ended the period at $4.88 and, during the six months, fluctuated by only $0.02.

Yields fluctuated over the period
While yield levels in the fixed-income markets ended the period close to where they began, they fluctuated in a fairly wide band. Interest rates tended to trend higher when the stock market did better and lower when the equity markets sold off. However, at the end of the period, stocks were doing better, but bond yields did not move higher.

Early in the period, the Federal Reserve lowered the Fed Funds target rate by 50 basis points, bringing it down to 1.25%. However, market rates initially moved higher as the stock market improved and investors started to anticipate an economic recovery. This trend reversed fairly quickly, however, as investors turned their focus to the Iraq situation. For the next few months, market activity was driven by the changing dynamics in Iraq. A slowdown in U.S. economic activity was generally attributed to the war as well. The Federal Reserve publicly stated that it wanted to get "better" economic data after the war before taking any future action.

The greatest trend in the broad fixed income market over the six months was the improving market for lower-quality investments in the taxable corporate bond sector. This trend was not reflected in the municipal sector, however, though certain sectors did very well. Among the best-performing areas of the municipal market were bonds backed by investor-owned utilities. Healthcare-related bonds also performed well during the period. In contrast, tobacco-related bonds--securities backed by payments related to state settlements with the tobacco industry--performed poorly. Recent litigation has cast some uncertainty on the cash flows supporting these bonds.

Sectors that contributed to performance
The Fund's income helped it perform well during the period. Our holdings, with an average credit quality of A, helped the Fund generate that income, while our average duration (interest-rate sensitivity) of about 0.7 years helped to keep the Fund's share price in a narrow range.

Holdings in the investor-owned utility sector--where the Fund had an overweighting relative to its broad-based benchmark--performed very well. As the companies within this sector have returned to their core competencies of generating and distributing energy (areas that tend to be heavily regulated), their credit profiles have started to improve. We also had an overweighting in the healthcare sector, which performed well during the period.

The Fund did have a small position in the weak-performing tobacco sector. We also had a small position in secured bonds from the airline sector, which was pressured by bankruptcy filings, the Iraq war, and the SARS outbreak.

Our overall positioning did not change greatly during the period. We increased our overall credit quality slightly, primarily by selling some BBB-rated bonds and replacing them with A- and AA-rated bonds. We continue to maintain an average credit quality of A but have sought to diversify the portfolio across more holdings and sectors. We slightly reduced our weightings in investor-owned utilities and healthcare bonds.

The Fund's positioning
Yield levels on lower-quality municipal bonds remain at historically wide levels relative to higher-quality bonds, in contrast to the narrowing that has taken place in the taxable bond market. We therefore believe that there is the potential for these bonds to appreciate.

We are keeping the Fund's duration near the lower end of our range, reflecting our belief that short-term rates will remain stable or may start to increase over the next year.

Thank you for your investment in the Strong Ultra Short-Term Municipal Income Fund.

Lyle J. Fitterer
Portfolio Co-Manager

Mary-Kay H. Bourbulas
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
---------------------------------------------

           1-year                       3.05%

           3-year                       3.30%

           5-year                       3.42%

           Since Fund Inception         3.93%
           (11-30-95)

Advisor Class/1/,/2/
---------------------------------------------

           1-year                       2.64%

           3-year                       2.84%

           5-year                       2.93%

           Since Fund Inception         3.44%
           (11-30-95)

Institutional Class/1/,/3/
---------------------------------------------

           1-year                       3.41%

           3-year                       3.61%

           5-year                       3.60%

           Since Fund Inception         4.06%
           (11-30-95)

Portfolio Statistics
As of 4-30-03

Investor Class
---------------------------------------------

           30-day
           annualized yield/4/          2.48%

Advisor Class
---------------------------------------------

           30-day
           annualized yield/4/          2.07%

Institutional Class
---------------------------------------------

           30-day
           annualized yield/4/          2.81%

Average effective maturity/5/       0.7 years

Average quality rating/6/                   A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

The Fund's income may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/5/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/6/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Florida Municipal Money Market Fund
================================================================================

Your Fund's Approach

The Strong Florida Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity, with shares exempt from the Florida intangible personal property tax. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short-term debt securities issued by Florida and its political subdivisions, such as municipalities. Under normal conditions, it is expected that the Fund's shares will be exempt from the Florida intangible personal property tax. The Fund invests in securities whose income may be subject to the federal Alternative Minimum Tax (AMT).

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-03

                                                            Your tax-exempt
                                                           effective yield of
                                           Marginal       1.10% is equivalent
Joint return            Single return      tax rate     to a taxable yield of:
------------------------------------------------------------------------------
$  56,801-114,650     $   28,401-68,800      25.0%             1.47%

$ 114,651-174,700     $  68,801-143,500      28.0%             1.53%

$ 174,701-311,950     $ 143,501-311,950      33.0%             1.64%

Over $311,950           Over $311,950        35.0%             1.69%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period that once again was characterized by very low interest rates, the Fund continued to perform well. While we experienced the normal ebbs and flows of short-term, tax-exempt yields during the six months ended April 30, 2003, absolute yields remain quite low. The Fund's performance, relative to the Lipper Other States Tax-Exempt Money Market Funds Index, remained very strong.

Fluctuations among short-term municipal yields
Just a few days into the period (in early November), the Federal Reserve cut its Federal Funds target rate by 50 basis points (0.50%) to 1.25%. Having just experienced a rise in yields across the entire yield curve (from short- to long-maturity bonds) in October, the short-term, fixed-income market quickly responded to the Fed's action. Short-term, tax-exempt yields, as represented by the Bond Market Association's seven-day, tax-exempt index, swiftly fell from near 1.85% to approximately 1.00% by the middle of December.

In late December, we experienced the temporary spike in yields that is typical of the end of the calendar year. This brought short-term, tax-exempt yields back up to approximately 1.50%, but this rate dropped back down to about 1.00% by the second week of January--which is a seasonal low period for tax-exempt yields.

From mid-January through March, short-term municipal yields ranged between 1.00% and 1.20%. As we came into the tax-payment season of mid- to late April, yields spiked up again, to about 1.35%. We anticipate that, as in years past, this will prove to be a temporary increase.

Our investment approach
We focus our efforts on investing in securities that we believe represent the best relative value available in the market at any given time. Inherent in deciding which bonds represent the best relative value is evaluating how the security is likely to perform over time compared with available alternatives. At this point, our assessments have led us to continue to emphasize variable-rate municipal securities. These bonds provide the Fund with flexibility to take advantage of better values when opportunities arise.

Other elements of our investment approach include (among other things) continuously monitoring the short-term municipal market, looking for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add incremental value at the margin by identifying opportunities to replace bonds in the portfolio with bonds that, in our judgment, represent a better value.

While interest rates remain at historically low absolute levels, short-term municipal yields are still very attractive relative to taxable alternatives. We have maintained a short average effective maturity, relative to the Lipper Other States Tax-Exempt Money Market Funds Index, in order to quickly take advantage of rising rates when and if they emerge.

Our positioning at period's end
Even with interest rates at historic lows, there does not appear to be any impetus for the Federal Reserve to reverse course and raise short-term interest rates anytime soon. When the economy shows signs of improvement, it seems likely that the Fed will wait for further verification of a recovery before beginning to push rates higher.

At this point, inflation does not appear to be problematic overall, though it does exist in some areas such as healthcare and education. Some observers are even warning about the "D" word--deflation. With rates at such low absolute levels, we will likely maintain our short average effective maturity in case rates should begin to rise.

Thank you for your investment in the Strong Florida Municipal Money Market Fund. We appreciate the opportunity to be part of your financial plan.

John C. Bonnell
Portfolio Manager

Total Return
As of 4-30-03

Investor Class/2/
----------------------------------------------

           Since Fund Inception          0.35%
           (11-29-02)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           1.09%

           7-day effective yield         1.10%

Average effective maturity             13 days

      The Fund's income may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

      The Fund may be affected by unfavorable political, economic, or business-related developments in Florida, because the Fund invests significantly in municipal obligations of Florida issuers.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. The Fund's advisor temporarily waived 0.07% in expenses, and the Fund's administrator temporarily absorbed 0.44% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.58%, and its effective yield would have been 0.58%.

Strong Money Market Fund

Your Fund's Approach

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00/1/. The Fund invests in a portfolio of high-quality, short-term debt securities issued by governments, corporations, and banks and other financial institutions.

                          3-Month Treasury Bill Yields*
                                  As of 4-30-03

                              [CHART APPEARS HERE]

10-01   2.012%

12-01   1.725

 2-02   1.757

 4-02   1.767

 6-02   1.685

 8-02   1.675

10-02   1.450

12-02   1.195

 2-03   1.195

 4-03   1.113

                                                               Source: Bloomberg

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

At the beginning of the reporting period in November, the Fund's yield declined sharply in response to the Federal Reserve Board's reduction of the Federal Funds target by 0.50%. As higher-yielding issues purchased earlier in the year reached maturity, the proceeds had to be invested at the lower prevailing market rates. Most of this "roll-off" took place between early November and January. After that point, the Fund's yield declined only modestly through the end of April.

Many factors influenced money market securities
Market-determined, short-term interest rates followed the Federal Reserve's lead in November. The Fed remained on hold after this action, however, leaving yields in the money market relatively stable for the rest of the period. Mixed economic data and uncertainty over the conflict with Iraq helped to keep interest rates within a relatively tight range over the first four months of 2003.

Other events that had an impact on the short-term debt markets included:
.. The election of a Republican majority in both the U.S. Senate and House of Representatives. With a single party controlling both houses of Congress as well as the executive branch, many assumed that it would be easier for tax cuts and other fiscal stimulus measures to be made law--with potential positive impact on the economy.

.. Improving corporate profitability. Better earnings helped to ease investors' concerns about the possibility of deteriorating credit quality among corporate debt issuers.

.. Debt reduction. Many companies paid down high levels of leverage, shoring up their balance sheets.

Along with the general movement to strengthen balance sheets, many companies chose to reduce their dependence on short-term debt. In some cases, companies paid off commercial paper and other short-term debt out of corporate cash flows, while other companies elected to issue longer-term debt and use the proceeds to retire commercial paper. This trend reduced the supply of corporate-backed credits available to money market investors.

Adjustments to average maturity
Following the Federal Reserve's November rate cut, we gradually reduced the Fund's average effective maturity. This reflected our belief that further rate cuts were highly unlikely in the near future. We also believed this strategy would help us to benefit from seasonal factors that affect the money market. Around the end of each calendar year, there are distortions in the market that tend to raise yields. Because this trend primarily affects shorter-maturity securities, shortening the Fund's average effective maturity allowed it to benefit.

Early in 2003, we waited for selected opportunities to extend duration (that is, increase the Fund's interest rate sensitivity) when short-term fluctuations presented attractive opportunities. These were typically associated with improving economic news, a rally in the stock market, and improvements in credit spreads.

The Fund continued its strategy of buying debentures of government-sponsored enterprises (GSEs) such as Fannie Mae, which offered attractive risk-adjusted yields. In particular, callable debentures allowed the Fund to capture incremental yield without increasing credit risk. The asset-backed commercial paper sector was also a source of incremental return. The Fund concentrated its focus on well-diversified, asset-backed programs with strong sponsors, such as major U.S. and European banks.

As we manage the Fund in coming months, we will continue to carefully monitor the progress of the economic recovery and interest rate trends. Thank you for your investment in the Strong Money Market Fund. We appreciate the opportunity to help you pursue your important financial goals.

Jay N. Mueller
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.09%

           5-year                        3.87%

           10-year                       4.39%

           Since Fund Inception          5.35%
           (10-22-85)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           0.67%

           7-day effective yield         0.68%

Average effective maturity             59 days

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. The Fund's administrator temporarily absorbed 0.30% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.37%, and its effective yield would have been 0.37%.

*     Mean of 3-Month Treasury Bill Yields.

Strong Municipal Money Market Fund

Your Fund's Approach

The Strong Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00/1/. Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal Alternative Minimum Tax (AMT).

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-03

                                                            Your tax-exempt
                                                           effective yield of
                                           Marginal      1.14% is equivalent
Joint return            Single return      tax rate     to a taxable yield of:
------------------------------------------------------------------------------
$  56,801-114,650     $   28,401-68,800      25.0%              1.52%

$ 114,651-174,700     $  68,801-143,500      28.0%              1.58%

$ 174,701-311,950     $ 143,501-311,950      33.0%              1.70%

Over $311,950           Over $311,950        35.0%              1.75%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period that once again was characterized by very low interest rates, the Fund continued to perform well. While we experienced the normal ebbs and flows of short-term, tax-exempt yields during the six months ended April 30, 2003, absolute yields remain quite low. The Fund's performance relative to its peer benchmark, the Lipper Tax-Exempt Money Market Funds Index, remained very strong.

Fluctuations among short-term municipal yields
Just a few days into the period (in early November), the Federal Reserve cut its Federal Funds target rate by 50 basis points (0.50%) to 1.25%. Having just experienced a rise in yields across the entire yield curve (from short- to long-maturity bonds) in October, the short-term, fixed-income market quickly responded to the Fed's action. Short-term, tax-exempt yields, as represented by the Bond Market Association's seven-day, tax-exempt index, swiftly fell from near 1.85% to approximately 1.00% by the middle of December.

In late December, we experienced the temporary spike in yields that is typical of the end of the calendar year. This brought short-term, tax-exempt yields back up to approximately 1.50%, but this rate dropped back down to about 1.00% by the second week of January--which is a seasonal low period for tax-exempt yields.

From mid-January through March, short-term municipal yields ranged between 1.00% and 1.20%. As we came into the tax-payment season of mid- to late April, yields spiked up again, to about 1.35%.

We anticipate that, as in years past, this will prove to be a temporary increase.

Our investment approach
We focus our efforts on investing in securities that we believe represent the best relative value available in the market at any given time. Inherent in deciding which bonds represent the best relative value is evaluating how the security is likely to perform over time compared with available alternatives. At this point, our assessments have led us to continue to emphasize variable-rate municipal securities. These bonds provide the Fund with flexibility to take advantage of better values when opportunities arise.

Other elements of our investment approach include (among other things) continuously monitoring the short-term municipal market, looking out for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add incremental value at the margin by identifying opportunities to replace bonds in the portfolio with bonds that, in our judgment, represent a better value.

While interest rates remain at historically low absolute levels, short-term municipal yields are still very attractive relative to taxable alternatives. We have maintained a short average effective maturity, relative to our peer benchmark, in order to quickly take advantage of rising rates when and if they emerge.

Our positioning at period's end
Even with interest rates at historic lows, there does not appear to be any impetus for the Federal Reserve to reverse course and raise short-term interest rates anytime soon. When the economy shows signs of improvement, it seems likely that the Fed will wait for further verification of a recovery before beginning to push rates higher.

At this point, inflation does not appear to be problematic overall, though it does exist in some areas such as healthcare and education. Some observers are still warning about the "D" word--deflation. With rates at such low absolute levels, we will likely maintain our short average effective maturity in case rates should begin to rise.

Thank you for your investment in the Strong Municipal Money Market Fund. We appreciate the opportunity to be part of your financial plan.

John C. Bonnell
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.21%

           5-year                        2.89%

           10-year                       3.14%

           Since Fund Inception          3.85%
           (10-23-86)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           1.13%

           7-day effective yield         1.14%

Average effective maturity             29 days

      The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income.

Strong Tax-Free Money Fund

Your Fund's Approach

The Strong Tax-Free Money Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide a stable share price of $1.00/1/. The Fund invests, under normal market conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal Alternative Minimum Tax (AMT). Although under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-03

                                                            Your tax-exempt
                                                          effective yield of
                                            Marginal      1.26% is equivalent
Joint return            Single return       tax rate    to a taxable yield of:
------------------------------------------------------------------------------
$  56,801-114,650     $   28,401-68,800       25.0%            1.68%

$ 114,651-174,700     $  68,801-143,500       28.0%            1.75%

$ 174,701-311,950     $ 143,501-311,950       33.0%            1.88%

Over $311,950           Over $311,950         35.0%            1.94%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period that once again was characterized by very low interest rates, the Fund continued to perform well. While we experienced the normal ebbs and flows of short-term, tax-exempt yields during the six months ended April 30, 2003, absolute yields remain quite low. The Fund's performance relative to its peer benchmark, the Lipper Tax-Exempt Money Market Funds Index, remained very strong.

Fluctuations among short-term municipal yields
Just a few days into the period (in early November), the Federal Reserve cut its Federal Funds target rate by 50 basis points (0.50%) to 1.25%. Having just experienced a rise in yields across the entire yield curve (from short- to long-maturity bonds) in October, the short-term, fixed-income market quickly responded to the Fed's action. Short-term, tax-exempt yields, as represented by the Bond Market Association's seven-day, tax-exempt index, swiftly fell from near 1.85% to approximately 1.00% by the middle of December.

In late December, we experienced the temporary spike in yields that is typical of the end of the calendar year. This brought short-term, tax-exempt yields back up to approximately 1.50%, but this rate dropped back down to about 1.00% by the second week of January--which is a seasonal low period for tax-exempt yields.

From mid-January through March, short-term municipal yields ranged between 1.00% and 1.20%. As we came into the tax-payment season of mid- to late April, yields spiked up again, to about 1.35%. We anticipate that, as in years past, this will prove to be a temporary increase.

Our investment approach
We focus our efforts on investing in securities that we believe represent the best relative value available in the market at any given time. Inherent in deciding which bonds represent the best relative value is evaluating how the security is likely to perform over time compared with available alternatives. At this point, our assessments have led us to continue to emphasize variable-rate municipal securities. These bonds provide the Fund with flexibility to take advantage of better values when opportunities arise.

Other elements of our investment approach include (among other things) continuously monitoring the short-term municipal market, looking out for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add incremental value at the margin by identifying opportunities to replace bonds in the portfolio with bonds that, in our judgment, represent a better value.

While interest rates remain at historically low absolute levels, short-term municipal yields are still very attractive relative to taxable alternatives. We have maintained a short average effective maturity, relative to our peer benchmark, in order to quickly take advantage of rising rates when and if they emerge.

Our positioning at period's end
Even with interest rates at historic lows, there does not appear to be any impetus for the Federal Reserve to reverse course and raise short-term interest rates anytime soon. When the economy shows signs of improvement, it seems likely that the Fed will wait for further verification of a recovery before beginning to push rates higher.

At this point, inflation does not appear to be problematic overall, though it does exist in some areas such as healthcare and education. Some observers are still warning about the "D" word--deflation. With rates at such low absolute levels, we will likely maintain our short average effective maturity in case rates should begin to rise.

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.27%

           Since Fund Inception          2.00%
           (12-15-00)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           1.25%

           7-day effective yield         1.26%

Average effective maturity             22 days

Thank you for your investment in the Strong Tax-Free Money Fund. We appreciate the opportunity to be part of your financial plan.

John C. Bonnell
Portfolio Manager

      The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to state and local taxes.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.26% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.99%, and its effective yield would have been 1.00%.

Bond Glossary

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity--This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see "Yield Curve" definition on this page).

Duration--Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG HERITAGE MONEY FUND

                                                                            Principal      Yield to    Maturity       Amortized
                                                                              Amount       Maturity    Date (d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.3%
Royal Bank of Canada                                                       $  5,000,000        1.35%    5/01/03    $     5,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                            5,000,000
----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 66.6%
Alaska HFC                                                                   29,000,000        1.27     5/13/03         28,987,723
American Honda Finance Corporation (i)                                       15,000,000        1.25     5/28/03         14,985,937
Amstel Funding Corporation (b) (i)                                           29,300,000        1.25     5/05/03         29,295,930
Atlantis One Funding Corporation (b) (i)                                      3,794,000        1.26     5/01/03          3,794,000
Barton Capital Corporation (b) (i)                                           12,000,000        1.25     5/02/03         11,999,583
                                                                              7,000,000        1.25     5/15/03          6,996,597
                                                                              7,446,000        1.25     5/09/03          7,443,929
                                                                              2,366,000        1.26     5/05/03          2,365,669
Beta Finance Inc. (b) (i)                                                     2,000,000        1.26     5/15/03          1,999,020
Blue Ridge Asset Funding Corporation (b) (i)                                  5,000,000        1.25     5/05/03          4,999,305
                                                                             24,000,000        1.26     5/22/03         23,982,360
CBA Delaware Finance, Inc. (i)                                                5,200,000        1.25     5/16/03          5,197,292
                                                                             23,000,000        1.34     5/01/03         23,000,000
CC USA, Inc. (b)                                                              3,584,000        1.37     5/01/03          3,584,000
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue (i)               16,510,000        1.28     6/06/03         16,510,000
California PCFA Environmental Improvement Revenue (i)                        28,600,000        1.30     5/06/03         28,600,000
Chevron UK Investment PLC (b) (i)                                            10,000,000        1.23     5/14/03          9,995,558
Compass Securitization LLC (b) (i)                                            4,000,000        1.26     5/23/03          3,996,920
                                                                             16,900,000        1.27     5/05/03         16,897,615
                                                                              8,000,000        1.27     5/14/03          7,996,331
Computer Sciences Corporation (b)                                             7,110,000        1.26     5/08/03          7,108,258
Danske Corporation (i)                                                        2,302,000        1.25     5/05/03          2,301,680
                                                                              5,250,000        1.25     5/27/03          5,245,260
                                                                              1,100,000        1.26     5/19/03          1,099,307
Delaware Funding Corporation (b) (i)                                          2,000,000        1.26     5/20/03          1,998,670
                                                                             23,000,000        1.26     5/22/03         22,983,095
Duke University                                                              14,726,000        1.25     5/14/03         14,719,353
Erasmus Capital Corporation (b) (i)                                           1,000,000        1.26     5/08/03            999,755
Forrestal Funding Master Trust (b)                                           21,728,000        1.25     5/06/03         21,724,228
                                                                              7,000,000        1.27     5/28/03          6,993,332
Fortis Funding LLC (b) (i)                                                   25,000,000        1.25     5/22/03         24,981,771
Fountain Square Commercial Corporation (b)                                   12,000,000        1.25     5/12/03         11,995,417
                                                                             11,000,000        1.25     5/29/03         10,989,305
Gannett, Inc. (b)                                                             9,836,000        1.30     5/12/03          9,832,093
Gulf Coast IDA Environmental Facilities Revenue (i)                           5,000,000        1.23     5/05/03          5,000,000
                                                                             15,000,000        1.30     5/08/03         15,000,000
Gulf Coast Waste Disposal Authority PCR (i)                                  25,000,000        1.28     5/05/03         25,000,000
Harley Davidson Dealer Funding Corporation (b) (i)                           20,000,000        1.25     5/16/03         19,989,583
Henkel Corporation (b) (i)                                                   13,000,000        1.24     5/23/03         12,990,149
Kitty Hawk Funding Corporation (b) (i)                                       11,395,000        1.26     5/16/03         11,389,018
                                                                             17,000,000        1.26     5/19/03         16,989,290
Knight Ridder, Inc. (b)                                                      25,000,000        1.24     5/01/03         25,000,000
Liberty Street Funding Corporation (b) (i)                                   25,000,000        1.26     5/28/03         24,976,375
                                                                              4,000,000        1.27     5/09/03          3,998,871
Long Island, New York College Hospital (i)                                   17,000,000        1.33     5/05/03         16,997,570
MGIC Investment Corporation (b)                                              15,000,000        1.29     5/21/03         14,989,250
                                                                             12,000,000        1.38     5/01/03         12,000,000
Market Street Funding Corporation (b) (i)                                     9,000,000        1.26     5/05/03          8,998,740
                                                                             15,000,000        1.26     5/23/03         14,988,450
                                                                              1,924,000        1.27     5/15/03          1,923,050
                                                                              1,573,000        1.28     5/14/03          1,572,273
National Australia Funding, Inc. (i)                                          7,000,000        1.25     5/02/03          6,999,757
Nieuw Amsterdam Receivables Corporation (b) (i)                               4,000,000        1.26     5/01/03          4,000,000
                                                                             16,000,000        1.26     5/05/03         15,997,760
                                                                              8,200,000        1.26     5/12/03          8,196,843
Nordea North America, Inc. (i)                                               16,400,000        1.26     5/22/03         16,387,994
Oakland-Alameda County, California Coliseum Authority Lease Revenue (i)      31,000,000        1.27     6/06/03         31,000,000
                                                                             20,750,000        1.30     6/09/03         20,750,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG HERITAGE MONEY FUND (continued)

                                                                            Principal      Yield to    Maturity       Amortized
                                                                              Amount       Maturity    Date (d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Old Line Funding Corporation (b) (i)                                       $  1,560,000        1.23%    5/09/03    $     1,559,574
                                                                              8,000,000        1.25     5/01/03          8,000,000
                                                                              5,867,000        1.26     5/14/03          5,864,330
Purdue Research Foundation (i)                                                4,000,000        1.34     9/03/03          4,000,000
Rabobank Nederland                                                            2,500,000        1.25     5/05/03          2,499,653
Rio Tinto, Ltd. (b) (i)                                                      11,000,000        1.25     5/08/03         10,997,326
                                                                             10,000,000        1.25     5/19/03          9,993,750
                                                                              5,267,000        1.25     6/18/03          5,258,222
Royal Bank of Scotland PLC                                                    2,100,000        1.24     5/02/03          2,099,928
                                                                             20,000,000        1.24     5/08/03         19,995,178
Sheffield Receivables Corporation (b) (i)                                     3,000,000        1.25     5/01/03          3,000,000
                                                                              6,000,000        1.26     5/15/03          5,997,060
                                                                             10,100,000        1.26     5/21/03         10,092,930
                                                                             10,000,000        1.27     5/30/03          9,989,769
Society of New York Hospital Fund, Inc. (i)                                  19,500,000        1.31     5/16/03         19,489,397
Spintab-Swedmortgage AB                                                      20,650,000        1.26     5/07/03         20,645,663
Steamboat Funding Corporation (b) (i)                                        30,400,000        1.25     5/07/03         30,393,629
Stellar Funding Group, Inc. (b) (i)                                          11,777,000        1.25     5/12/03         11,772,491
                                                                              2,780,000        1.26     5/22/03          2,777,957
                                                                             10,000,000        1.26     5/23/03          9,992,300
                                                                              2,802,000        1.28     5/19/03          2,800,207
                                                                              1,179,000        1.30     5/06/03          1,178,787
Svenska Handelsbank, Inc. (i)                                                 5,000,000        1.28     5/27/03          4,995,378
Swedbank Foreningssparbanken AB                                              28,000,000        1.25     5/12/03         27,989,306
Sydney Capital, Inc. (b) (i)                                                  3,986,000        1.26     5/07/03          3,985,163
                                                                             10,000,000        1.27     5/14/03          9,995,414
                                                                              8,018,000        1.27     5/15/03          8,014,040
Tasman Funding, Inc. (b) (i)                                                 10,043,000        1.26     5/05/03         10,041,594
                                                                             10,250,000        1.26     5/12/03         10,246,054
                                                                              9,000,000        1.27     5/20/03          8,993,967
Three Pillars Funding Corporation (b) (i)                                    12,000,000        1.26     5/21/03         11,991,600
                                                                              6,000,000        1.27     5/12/03          5,997,672
                                                                             10,000,000        1.28     5/19/03          9,993,600
Thunder Bay Funding, Inc. (b) (i)                                            17,000,000        1.26     5/05/03         16,997,620
                                                                              4,734,000        1.26     5/19/03          4,731,018
                                                                              7,000,000        1.26     5/20/03          6,995,345
Total Fina Elf Capital (b) (i)                                                4,575,000        1.36     5/02/03          4,574,827
Toyota Credit De Puerto Rico Corporation                                     10,082,000        1.28     5/12/03         10,078,057
                                                                             15,000,000        1.28     5/19/03         14,990,400
Triple-A One Funding Corporation (b) (i)                                     14,000,000        1.25     5/02/03         13,999,514
                                                                              5,000,000        1.26     5/08/03          4,998,775
                                                                              3,444,000        1.26     5/13/03          3,442,554
Tulip Funding Corporation (b) (i)                                            30,000,000        1.26     5/27/03         29,972,700
UBN Delaware, Inc. (i)                                                       30,000,000        1.27     5/28/03         29,971,425
UBS Finance, Inc. (i)                                                        29,000,000        1.31     5/01/03         29,000,000
Variable Funding Capital Corporation (b) (i)                                 29,000,000        1.25     5/02/03         28,998,993
Waterfront Funding Corporation (b) (i)                                       14,000,000        1.28     5/12/03         13,994,524
Windmill Funding Corporation (b) (i)                                          8,100,000        1.25     5/06/03          8,098,594
                                                                              9,100,000        1.26     6/03/03          9,089,490
Yorkshire Building Society                                                   25,000,000        1.26     5/13/03         24,989,542
----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                               1,296,299,583
----------------------------------------------------------------------------------------------------------------------------------
Promissory Notes 1.4%
Goldman Sachs & Company (i)                                                  28,000,000        1.35      5/5/03         28,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                                                  28,000,000
----------------------------------------------------------------------------------------------------------------------------------

Taxable Variable Rate Put Bonds 13.7%
Alameda, California Public Finance Authority Revenue                          6,500,000        1.50     5/08/03          6,500,000
Alaska HFC                                                                    6,960,000        1.33     5/08/03          6,960,000
Arbor Properties, Inc.                                                        5,780,000        1.43     5/07/03          5,780,000
Bank One Corporation                                                          4,000,000        1.51     5/07/03          4,004,011
Botsford General Hospital Revenue                                             4,160,000        1.35     5/01/03          4,160,000
Brazos River Authority, Texas PCR                                            20,820,000        1.37     5/07/03         20,820,000

--------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)

                                                                            Principal      Yield to    Maturity       Amortized
                                                                              Amount       Maturity     Date(d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
CEI Capital LLC                                                            $  8,000,000        1.32%    5/01/03    $     8,000,000
Citigroup, Inc.                                                               7,000,000        1.42     5/30/03          7,000,553
Colorado HFA                                                                 17,765,000        1.32     5/07/03         17,765,000
                                                                             15,000,000        1.32     5/07/03         15,000,000
Colorado Housing and Finance Authority SFMR                                  15,000,000        1.32     5/07/03         15,000,000
Convenience Holding Company LLC                                               5,000,000        1.37     5/08/03          5,000,000
Cornerstone Funding Corporation, Series 2001A                                 9,700,000        1.40     5/08/03          9,700,000
Cornerstone Funding Corporation, Series 2001D                                 5,816,000        1.40     5/08/03          5,816,000
Denver, Colorado City and County Airport Revenue Refunding                    7,500,000        1.35     5/07/03          7,500,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue -
  Giant Center Project                                                       11,000,000        1.35     5/08/03         11,000,000
First Union National Bank                                                     9,000,000        1.40     5/04/03          9,001,028
Franklin Avenue Associates LP                                                 6,000,000        1.35     5/05/03          6,000,000
Links Finance LLC (b)                                                        30,000,000        1.29     5/14/03         30,000,000
Los Angeles, California Community Redevelopment Agency Refunding             25,000,000        1.37     5/07/03         25,000,000
New Jersey EDA EDR - MSNBC/CNBC Project                                       5,200,000        1.30     5/01/03          5,200,000
Sea Island Company & Sea Island Coastal Properties LLC                       20,000,000        1.00     5/07/03         20,000,000
Vancouver Clinic Building LLC                                                 7,000,000        1.33     5/08/03          7,000,000
Wake Forest University                                                        6,290,000        1.37     5/08/03          6,290,000
Waukesha Health System, Inc.                                                  3,300,000        1.35     5/08/03          3,300,000
Willacoochie, Georgia Development Authority PCR                               4,800,000        1.37     5/07/03          4,800,000
----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  266,596,592
----------------------------------------------------------------------------------------------------------------------------------

United States Government & Agency Issues 13.7%
Federal Home Loan Bank Notes:
  1.25%, Due 4/08/04                                                         19,000,000        1.25     4/08/04         18,989,476
  1.29%, Due 4/13/04                                                         29,000,000        1.29     4/13/04         29,000,000
  1.30%, Due 4/12/04                                                         29,000,000        1.30     4/12/04         29,000,000
  1.40%, Due 5/10/04                                                         25,000,000        1.40     5/10/04         25,000,000
  1.41%, Due 4/16/04                                                         10,000,000        1.41     4/16/04         10,000,000
  1.44%, Due 3/05/04                                                         50,000,000        1.44     3/05/04         50,000,000
  1.445%, Due 3/26/04                                                        25,000,000        1.45     3/26/04         25,000,000
  1.45%, Due 3/19/04                                                         50,000,000        1.45     3/19/04         50,000,000
  1.55%, Due 1/13/04                                                         12,650,000        1.55     1/13/04         12,650,000
  2.60%, Due 6/03/03                                                         18,000,000        2.60     6/03/03         18,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                         267,639,476
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 4.3%
ABN AMRO Inc. (Dated 4/30/03), 1.34%, Due 5/01/03 (Repurchase proceeds
  $82,543,073); Collateralized by: United States Government & Agency
  Issues (g)                                                                 82,540,000        1.34     5/01/03         82,540,000
State Street Bank (Dated 4/30/03), 1.00%, Due 5/01/03 (Repurchase
  proceeds $411,011); Collateralized by: United States Government &
  Agency Issues (g)                                                             411,000        1.00     5/01/03            411,000
----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                             82,951,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                               1,946,486,651
Other Assets and Liabilities, Net 0.0%                                                                                      62,271
----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                  $ 1,946,548,922
==================================================================================================================================

-------------------------------------------------------------------------------

                       STRONG ULTRA SHORT-TERM INCOME FUND

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 22.7%
AOL Time Warner, Inc. Notes,
  5.625%, Due 5/01/05                             $  8,115,000  $     8,552,074
Albecca, Inc. Senior Subordinated Notes,
  10.75%, Due 8/15/08                               16,608,000       17,936,640
Allfirst Preferred Capital Trust Subordinated
  Floating Rate Capital Trust Enhanced
  Securities, 2.7888%, Due 7/15/29                   5,000,000        4,731,625
Altria Group, Inc. Notes,
  6.375%, Due 2/01/06                                1,500,000        1,511,595
Avis Group Holdings, Inc. Senior
  Subordinated Notes, 11.00%, Due 5/01/09            1,810,000        2,027,200
Bausch & Lomb, Inc. Notes,
  6.75%, Due 12/15/04                                1,000,000        1,040,481
Bear Stearns Companies, Inc. Floating Rate
  Notes, 1.89%, Due 9/27/07                         20,000,000       20,196,880
CIT Group, Inc. Notes, 5.625%, Due 5/17/04           2,000,000        2,066,332

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Central Fidelity Capital Trust I Floating
  Rate Notes, Series A, 2.2888%, Due 4/15/27      $  7,500,000  $     6,897,457
Clear Channel Communications, Inc. Senior Notes,
  7.875%, Due 6/15/05                               14,445,000       15,961,754
Commonwealth Bank of Australia Subordinated
  Yankee Floating Rate Notes, Series B, 1.9638%,
  Due 6/01/10                                        7,000,000        7,021,098
Conagra Foods, Inc. Senior Notes, 9.875%, Due
  11/15/05                                           5,235,000        6,152,287
Credit Suisse First Boston USA, Inc. Notes,
  4.625%, Due 1/15/08                                7,500,000        7,871,115
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes, Tranch #31,
  3.40%, Due 12/15/04                                7,760,000        7,872,458
Deutsche Telekom International Finance Notes,
  8.25%, Due 6/15/05                                10,036,000       11,155,526
Walt Disney Company Notes, 7.30%, Due 2/08/05       10,280,000       11,118,570
European Investment Bank Yankee Notes, 3.00%,
  Due 6/16/08                                        3,840,000        3,828,925
FPL Group Capital, Inc. Guaranteed Debentures,
  3.25%, Due 4/11/06                                 1,750,000        1,771,266
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities, 2.2888%,
  Due 1/15/27                                       19,500,000       17,595,533
Ford Motor Credit Company Floating Rate Notes,
  3.228%, Due 10/25/04                               5,000,000        4,939,750
Ford Motor Credit Company Notes:
  6.875%, Due 2/01/06                               13,440,000       13,912,349
  7.60%, Due 8/01/05                                 2,250,000        2,359,897
France Telecom Variable Rate Yankee Notes,
  8.70%, Due 3/01/06                                 4,850,000        5,512,219
General Electric Capital Corporation
  Medium-Term Notes, Series A, 5.375%, Due
  3/15/07                                           39,985,000       43,535,868
General Mills Corporation Notes, 8.75%, Due
  9/15/04                                            4,190,000        4,548,970
General Motors Acceptance Corporation Notes:
  6.75%, Due 1/15/06                                14,000,000       14,771,918
  6.85%, Due 6/17/04                                15,000,000       15,631,620
HCA, Inc. Notes, 7.125%, Due 6/01/06                 5,000,000        5,378,955
HSB Capital I Floating Rate Securities, Series
  B, 2.1988%, Due 7/15/27                            9,000,000        8,418,069
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 7.875%, Due 12/15/05           1,500,000        1,620,000
Huntington Capital I Variable Rate Capital
  Income Securities, 2.04%, Due 2/01/27              2,000,000        1,634,626
International Game Technology Senior Notes,
  7.875%, Due 5/15/04                               11,855,000       12,445,225
Lenfest Communications, Inc. Senior
  Subordinated Notes, 8.25%, Due 2/15/08             7,120,000        7,525,100
Lennar Corporation Senior Notes, Series B,
  9.95%, Due 5/01/10                                 5,820,000        6,808,428
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 2.55%, Due 8/05/29 (b)                24,500,000       24,641,488
MGM Mirage, Inc. Senior Notes,
  6.95%, Due 2/01/05                                18,750,000       19,546,875
Mandalay Resort Group Debentures,
  6.70%, Due 11/15/96                                3,000,000        3,037,860
Metlife, Inc. Debentures, 3.911%, Due 5/15/05        6,675,000        6,921,261
Fred Meyer, Inc. Senior Notes,
  7.375%, Due 3/01/05                                5,575,000        6,028,638
Morgan Stanley Notes, 5.80%, Due 4/01/07            10,500,000       11,455,143
NTC Capital I Floating Rate Bonds,
  1.8088%, Due 1/15/27                                 820,000          742,681
NTC Capital Trust II Floating Rate Capital
  Securities, 1.8788%, Due 4/15/27                  12,305,000       11,271,638
NWA Trust Structured Enhanced Return Trusts 1998
  Floating Rate Notes, 4.85%, Due 4/15/11
  (Acquired 4/06/98; Cost $2,540,000) (b) (h)        2,500,000        1,200,000
Nabisco, Inc. Notes, 6.85%, Due 6/15/05              4,800,000        5,172,211
News America, Inc. Bonds,
  6.703%, Due 5/21/04                               12,470,000       13,002,843
NiSource Finance Corporation Notes, 7.625%, Due
  11/15/05                                           7,000,000        7,869,617
JC Penney Company, Inc. Debentures, 7.375%, Due
  6/15/04                                            2,910,000        3,026,400
Pulte Homes, Inc. Senior Notes, 8.375%, Due
  8/15/04                                            4,365,000        4,606,895
Raytheon Company Notes:
  6.30%, Due 3/15/05                                 7,300,000        7,822,176
  6.50%, Due 7/15/05                                 6,000,000        6,481,506
Royal Bank of Scotland Group PLC Yankee Notes,
  8.817%, Due 3/31/05                                9,700,000       10,836,908
Safeway, Inc. Notes, 7.25%, Due 9/15/04              3,000,000        3,200,061
Safeway, Inc. Senior Notes, 6.85%,
  Due 9/15/04                                        1,250,000        1,324,438
SantaFe Snyder Corporation Senior Notes,
  8.05%, Due 6/15/04                                 9,700,000       10,244,558
Simon Property Group, Inc. Notes, 7.75%, Due
  8/15/04 (b)                                        5,267,000        5,599,158
Sovereign Bancorp Senior Notes,
  10.50%, Due 11/15/06                               4,850,000        5,892,750
Star Capital Trust I Floating Rate Securities,
  2.0238%, Due 6/15/27                               5,000,000        4,513,855
SunTrust Capital III Floating Rate Bonds,
  1.9088%, Due 3/15/28                               4,500,000        4,210,740
TCI Communications, Inc. Senior Notes,
  8.00%, Due 8/01/05                                 4,280,000        4,667,862
Tele-Communications, Inc. Senior Notes,
  7.25%, Due 8/01/05                                 8,418,000        9,081,642
Time Warner, Inc. Notes:
  7.75%, Due 6/15/05                                 3,245,000        3,514,088
  7.97%, Due 8/15/04                                 4,672,000        4,977,297
Transocean Sedco Forex Corporation Notes, 6.75%,
  Due 4/15/05                                        7,500,000        8,122,808
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                 4,850,000        5,238,000
Tyson Foods, Inc. Notes, 6.75%, Due 6/01/05          4,850,000        5,056,726
USA Waste Services, Inc. Senior Notes,
  7.00%, Due 10/01/04                                1,032,000        1,097,153
Ultramar Diamond Shamrock Corporation Notes,
  8.00%, Due 3/15/05                                 4,850,000        5,272,818
Union Bank of Norway Floating Rate Subordinated
  Medium-Term Yankee Bonds, 7.35%, Due 12/29/49
  (Rate Reset Effective 7/09/03) (b)                19,000,000       19,244,168
Weyerhauser Company Notes,
  5.50%, Due 3/15/05                                 5,000,000        5,255,300
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $550,950,646)                           554,529,372
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Convertible Bonds 0.2%
Omnicare, Inc. Subordinated Debentures,
  5.00%, Due 12/01/07                             $  4,850,000  $     4,916,688
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost $4,801,500)                             4,916,688
-------------------------------------------------------------------------------

Non-Agency Mortgage &
  Asset-Backed Securities 42.4%
AAMES Mortgage Trust Interest
  Only Pass-Thru Certificates:
  Series 2001-2, Class A, 6.00%, Due 6/25/04        12,031,250          554,566
  Series 2001-3, Class A, 6.00%, Due 9/25/04         8,267,214          452,113
ABN AMRO Mortgage Corporation
  Adjustable Rate Pass-Thru Certificates,
  Series 2002-1A, Class IIA-3,
  5.35%, Due 6/25/32                                38,184,921       38,979,297
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 5.82%, Due 6/25/25                        31,173           31,165
Airplanes Pass-Thru Trust Floating Rate
  Subordinated Refinancing Certificates,
  Series 1R, Class B, 2.06%, Due 3/15/19
  (Acquired 3/09/98;
  Cost $21,260,511) (b) (h)                         21,260,511        9,788,499
American Housing Trust Mortgage Pass-
  Thru Certificates, Series IX, Class G,
  8.75%, Due 6/25/21                                 3,997,086        4,117,578
Asset Backed Securities Corporation Bank
  One Variable Rate Mortgage-Backed Pass-
  Thru Certificates, Series 2000-2, Class 2A,
  4.4714%, Due 3/15/30                               1,887,990        1,918,698
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates:
  Series 1995-D1, Class A1,
  7.59%, Due 7/11/27                                 5,732,524        6,245,874
  Series 1995-MD4, Class A-1,
  7.10%, Due 8/13/29                                17,516,586       19,313,029
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                               23,637,000       24,212,942
Bank of America Commercial Mortgage, Inc.
  Interest Only Asset-Backed Certificates,
  Series 2001-PB1, Class XP,
  1.7729%, Due 5/11/35 (b)                          37,285,294        3,745,889
Bank of America Funding Corporation
  Mortgage Pass-Thru Certificates, Series
  2002-1, Class A-3, 7.00%, Due 4/20/32              8,469,438        8,533,289
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2001-G, Class A-2,
  5.5695%, Due 11/25/31                              9,413,437        9,572,315
  Series 2002-E, Class A-1,
  7.1076%, Due 6/20/31                              10,508,979       10,794,281
  Series 2002-G, Class 2-A-1,
  7.0794%, Due 7/20/32                              13,238,302       13,746,913
Bayview Financial Acquisition Trust
  Asset-Backed Interest Only Certificates,
  Series 2001-D, Class A,
  10.00%, Due 5/25/04 (b)                           38,753,500        2,076,947
Bear Stearns Asset Backed Securities Trust
  Interest Only Asset-Backed Certificates,
  Class AIO, 5.00%, Due 10/25/05                    20,125,000        2,028,224
Bear Stearns Commercial Mortgage
  Securities, Inc. Floating Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 1999-WYN1, Class B,
  2.56%, Due 7/03/09 (b)                            17,760,000       17,626,800
COMM Floating Rate Commercial
  Mortgage Pass-Thru Certificates:
  Series 2000-FL2A, Class C,
  1.96%, Due 4/15/11 (b)                            16,425,000       16,361,813
  Series 2000-FL3A, Class KHS, 2.76%,
  Due 11/15/12 (Acquired 3/12/01;
  Cost $2,670,812) (b) (h)                           2,670,812        2,658,606
  Series 2000-FL3A, Class LHS, 2.91%,
  Due 11/15/12 (Acquired 3/12/01;
  Cost $10,230,864) (b) (h)                         10,253,293       10,195,218
California Federal Bank Adjustable Rate
  Mortgage Pass-Thru Certificates, Series
  1990-BN1, Class A, 5.0378%, Due 9/25/30              924,163          926,524
Centex Home Mortgage LLC Variable Rate
  Certificates, Series 1999-1,
  3.2294%, Due 9/20/04 (b)                          12,000,000       11,981,250
Chase Mortgage Finance Corporation
  Pass-Thru Certificates, Series 2002-S7,
  Class 1A2, 6.50%, Due 2/25/27                     21,527,301       22,037,537
Chase Mortgage Finance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1993-3, Class B6, 6.8005%,
  Due 10/30/24 (Acquired 5/20/99;
  Cost $62,185) (b) (h)                                 62,030           62,030
  Series 1993-3, Class B7, 6.8005%,
  Due 10/30/24 (Acquired 5/20/99;
  Cost $266,793) (b) (h)                               266,128          266,128
Citicorp Mortgage Securities, Inc. Real
  Estate Mortgage Investment Conduit
  Certificates, Series 2002-8, Class IIIA-2,
  6.25%, Due 7/25/32                                 5,418,913        5,531,952
Citicorp Mortgage Securities, Inc. Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 2002-5,
  Class IA-4, 6.25%, Due 4/25/32                     7,484,904        7,517,629
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Variable
  Rate Pass-Thru Certificates:
  Series 1992-17, Class A,
  4.407%, Due 9/25/22                                2,806,749        2,795,242
  Series 1992-7, Class A-1,
  4.106%, Due 3/25/22                                1,224,972        1,235,536
Clydesdale CBO I, Ltd./Clydesdale CBO I,
  Inc. Senior Secured Floating Rate
  Bonds, Series 1A, Class A1, 2.04%, Due
  3/25/11 (b)                                        4,005,943        4,005,943
Collateralized Mortgage Obligation Trust
  Bonds, Series 66, Class Z,
  8.00%, Due 9/20/21                                 1,662,373        1,669,759
Commercial Mortgage Acceptance
  Corporation Commercial Mortgage Pass-
  Thru Certificates, Series 1997-ML1,
  Class A-1, 6.50%, Due 12/15/30                     7,599,513        7,940,302
Commercial Mortgage Acceptance
  Corporation Variable Rate Commmercial
  Mortgage Pass-Thru Certificates, Series
  1996-C2, Class C, 6.7373%, Due 9/15/23 (b)           645,889          646,293

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  2.45%, Due 2/21/13 (Acquired 2/23/01 -
  4/02/02; Cost $18,459,375) (b) (h)              $ 18,500,000  $    18,291,875
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97;
  Cost $4,628,952) (b) (h)                           4,628,952            2,893
Countrywide Alternative Loan Trust
  Mortgage Pass-Thru Certificates, Series
  2002-14, Class A6, 6.50%, Due 8/25/32             13,122,241       13,294,470
Countrywide Home Loans, Inc. Adjustable
  Rate Mortgage Pass-Thru Certificates,
  Series 2001-HYB1, Class 2A1,
  6.1515%, Due 6/19/31                               9,560,517        9,756,210
Credit Suisse First Boston Mortgage
  Securities Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1997-CU, Class A-2, 6.52%, Due 1/17/35            23,652,500       25,308,584
Credit Suisse First Boston Mortgage
  Securities Corporation IndyMac
  Manufactured Housing Pass-Thru
  Certificates, Series 1998-1, Class A-3,
  6.37%, Due 9/25/28                                 6,198,230        6,347,557
Credit Suisse First Boston Mortgage
  Securities Corporation Interest Only
  Certificates, Series 2001-CKN5, Class
  ACP, 1.9364%, Due 9/15/34 (b)                     90,200,000        8,725,064
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage-Backed Certificates,
  Series 1998-WFC2, Class M-1,
  3.22%, Due 12/28/37                                6,276,052        6,283,897
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage Pass-Thru Certificates:
  Series 2001-CK6, Class A,
  0.9332%, Due 12/15/08                            100,000,000        4,656,250
  Series 2002-AR17, Class 2-A-1,
  5.432%, Due 12/19/39                              14,331,589       14,559,461
DLJ Commercial Mortgage Corporation
  Floating Rate Pass-Thru Certificates:
  Series 1998-ST2A, Class A2,
  2.16%, Due 11/05/08 (b)                            2,240,024        2,239,324
  Series 1998-ST2A, Class A3,
  2.36%, Due 11/05/08 (b)                            9,339,156        9,245,764
  Series 2000-STF1, Class A-3,
  2.0975%, Due 7/05/12 (b)                           4,681,255        4,673,208
DLJ Mortgage Acceptance Corporation
  Mortgage Pass-Thru Certificates,
  Series 1995-CF2, Class A1B,
  6.85%, Due 12/17/27 (b)                            1,632,042        1,632,342
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1990-2, Class A, 4.2011%,
  Due 1/25/22 (Acquired 11/19/96 -
  8/08/01; Cost $1,698,640) (b) (h)                  1,662,949        1,661,910
  Series 1991-3, Class A1, 3.9811%,
  Due 2/20/21 (Acquired 10/22/96 - 8/08/01;
  Cost $370,715) (b) (h)                               365,896          365,122
Delta Funding Corporation Home Equity
  Loan Trust Interest Only Asset-Backed
  Certificates, Series 2001-1,
  7.00%, Due 5/15/04                                23,850,000        1,248,400
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A, 1.85%,
  Due 11/10/30 (b)                                  18,500,000       18,439,298
Eastman Hill Funding 1, Ltd. Interest
  Only Bonds, Series 1A, Class A2,
  0.834%, Due 9/28/31 (Acquired 6/27/01 -
  8/08/01; Cost $8,816,188) (b) (h)                191,827,950        7,318,236
Equipment Pass-Thru Investment
  Certificates Trust Floating Rate
  Senior Certificates:
  Series 1996-1, Class A, 2.7265%,
  Due 9/25/09 (Acquired 6/14/96;
  Cost $4,239,221) (b) (h)                           4,239,221        2,119,610
  Series 1996-1, Class B,
  3.5075%, Due 9/25/09 (Acquired 7/01/96;
  Cost: $4,843,438) (b) (h)                          4,843,438          484,344
  Series 1996-1, Class C,
  Zero %, Due 9/25/09 (Acquired 6/28/96;
  Cost $1,334,684) (b) (h)                           1,314,960                0
FDIC Real Estate Mortgage Investment
  Conduit Trust Mortgage Pass-Thru
  Certificates, Series 1996-C1, Class 1B,
  7.125%, Due 5/25/26                                5,088,062        5,103,229
FEP Receivables Participation Funding LP
  Floating Rate Notes, Series 2002-2A,
  Class A, 2.9294%, Due 6/18/12 (b)                 15,002,404       14,957,866
First Plus Home Loan Owner Trust Asset-
  Backed Bonds, Series 1998-3, Class A7,
  6.95%, Due 10/10/22                                8,959,599        9,235,255
Fleet Commercial Loan Master LLC
  Variable Rate Asset-Backed Notes,
  Series 2000-1A, Class B2,
  1.92%, Due 11/15/07 (b)                            5,000,000        4,956,250
Franchise Finance Corporation of
  America Floating Rate Notes:
  Series 1997-1, Class D2,
  2.42%, Due 2/18/22                                 5,726,000        4,715,446
  Series 1997-1, Class E2,
  2.67%, Due 2/18/22                                 2,290,000        1,972,671
GE Capital Mortgage Services, Inc. Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificates:
  Series 1994-13, Class M,
  6.50%, Due 4/25/24 (b)                             2,218,222        2,250,197
  Series 1994-14, Class M,
  6.50%, Due 4/25/24 (b)                             3,677,364        3,717,539
GE Capital Commercial Mortgage
  Corporation Interest Only Variable
  Rate Pass-Thru Certificates:
  Series 2001-1, Class X-2,
  0.9536%, Due 5/15/33 (b)                         140,073,600        6,027,367
  Series 2001-2, Class X-2,
  1.2549%, Due 8/11/33 (b)                         181,365,889        9,861,770
GMAC Commercial Mortgage Securities,
  Inc. Interest Only Floating Rate Mortgage
  Pass-Thru Certificates, Series 2001-C2,
  Class X-2, 0.944%, Due 4/15/34 (b)               131,400,000        5,214,938

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
GS Mortgage Securities Corporation II
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates, Series 2000-CCT,
  Class C, 1.91%, Due 12/15/09 (b)                $  5,360,000  $     5,256,995
GSR Mortgage Loan Trust Mortgage
  Loan Pass-Thru Certificates:
  Series 2002-1, Class A-1,
  5.8726%, Due 3/25/32                               6,231,975        6,407,250
  Series 2002-2, Class A1-D,
  6.016%, Due 5/25/32                               12,500,000       12,781,250
  Series 2002-4, Class A1-B,
  4.826%, Due 4/25/32                               12,767,393       12,990,393
Green Tree Home Improvement Loan Trust
  Home Equity Loan Certificates:
  Series 1998-E, Class M-1,
  6.93%, Due 7/15/28                                20,000,000       20,100,000
  Series 1998-E, Class M-2,
  7.27%, Due 6/15/28                                 6,500,000        6,793,450
Greenwich Capital Acceptance, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1991-1, Class A,
  4.0355%, Due 2/25/21 (Acquired 4/18/96 -
  12/18/00; Cost $67,822) (b) (h)                       66,673           66,340
Greenwich Capital Trust I Variable Rate
  Pass-Thru Certificates, Series 1991-B1,
  Class A, 3.8413%, Due 2/15/21
  (Acquired 3/04/97;
  Cost $7,694,073) (b) (h)                           7,393,221        7,564,226
Home Savings of America Adjustable Rate
  Mortgage Pass-Thru Certificates,
  Series 14, Class A, 4.1516%, Due 5/25/27             675,374          686,684
Housing Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates,
  Series 1992-8, Class E, 4.9083%,
  Due 6/25/24                                        1,689,192        1,696,141
IMPAC CMB Trust Interest Only
  Collateralized Asset-Backed Bonds, Series
  2003-4, Class 3-A, 6.00%, Due 9/25/05              8,500,695          934,226
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2,
  0.9964%, Due 4/15/35 (b)                         248,861,000       11,733,323
Juniper CBO, Ltd./Juniper CBO Corporation
  Floating Rate Notes, Series 2000-1,
  Class A-1L, 1.66%, Due 4/15/10 (b)                 3,400,087        3,382,556
Mall of America Capital Company LLC
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 2001-1, Class C,
  2.1038%, Due 3/12/10 (b)                           6,000,000        6,006,215
Master Adjustable Rate Mortgages Trust
  Mortgage Pass-Thru Certificates, Series
  2002-3, Class 4-A-1, 6.1641%,
  Due 10/25/32                                      23,107,768       23,709,901
Merrill Lynch Credit Corporation Floating
  Rate Mortgage Loan Asset-Backed Pass-
  Thru Certificates, Series 1996-C, Class B,
  2.56%, Due 9/15/21 (Acquired 5/09/97-
  8/14/98; Cost $2,816,542) (b) (h)                  3,233,443        2,650,421
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage
  Pass-Thru Certificates, Series 1995-A,
  Class A-5, 3.7464%, Due 6/15/20
  (Acquired 8/21/98; Cost $5,310,894) (b) (h)        5,210,750        5,257,116
Merrill Lynch Credit Corporation
  Subordinated Variable Rate Mortgage-
  Backed Certificates, Series 1995-S1, Class
  A-1, 2.38%, Due 2/17/24 (Acquired
  12/22/97; Cost $3,515,464) (b) (e) (h)             3,684,731        3,529,272
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Pass-Thru
  Certificates, Series 1993-D, Class A-2,
  4.8075%, Due 10/25/32 (h)                          1,252,386        1,245,858
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Variable Rate Pass-
  Thru Certificates, Series 1994-A, Class M,
  2.31%, Due 2/15/19                                11,000,000       11,094,545
Merrill Lynch Mortgage Investors, Inc.
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1994-C1, Class E,
  9.4325%, Due 11/25/20 (b)                            218,982          218,213
  Series 1994-C1, Class F,
  9.2907%, Due 11/25/20 (b)                          6,236,000        6,236,000
  Series 1998-H1, Class C,
  1.81%, Due 4/01/11 (b)                             2,000,000        1,852,500
  Series 1998-H1A, Class A,
  1.5575%, Due 4/01/11 (b)                           1,356,525        1,349,743
Money Store Trust Asset-Backed
  Certificates, Series 1997-C, Class AF-7,
  6.575%, Due 1/15/39                                8,675,602        8,944,497
Morgan Guaranty Trust Company Floating
  Rate Notes, Series C, 4.29%,
  Due 7/27/05 (Acquired 8/02/00;
  Cost $18,500,000) (b) (h)                         18,500,000        2,960,000
Morgan Stanley Capital I, Inc. Commercial
  Mortgage Pass-Thru Certificates,
  Series 1998-CF1, Class 1, 6.33%, Due 7/15/32      15,952,503       16,906,065
Morgan Stanley Mortgage Trust Interest
  Only Variable Rate Collateralized
  Mortgage Obligation, Series 35, Class
  35-2, 604.75%, Due 4/20/21 (Acquired
  9/05/95; Cost $87,647) (b) (h)                         5,986          107,750
New Century Home Equity Loan Trust
  Asset-Backed Pass-Thru Certificates,
  Series 1997-NC6, Class A6,
  7.01%, Due 5/25/26                                 4,568,164        4,715,148
Oakwood Mortgage Investors, Inc. Pass-
  Thru Certificates Series 1996-C, Class A5,
  7.35%, Due 4/15/27                                 5,844,714        6,120,372
Paine Webber Mortgage Acceptance
  Corporation Collateralized Mortgage
  Obligations, Series 1991-2, Class A,
  5.8728%, Due 5/25/31                                 929,126          927,384
Perpetual Savings Bank Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1991-1, Class B1, 7.4673%, Due 6/25/19
  (Acquired 9/17/96; Cost $158,234) (b) (h)            156,684          161,933
Principal Residential Mortgage Capital
  Resources Floating Rate Notes:
  Series 2000-1, Class B,
  2.97%, Due 6/20/05 (b)                             7,500,000        7,471,875
  Series 2001-1A, Class B,
  2.89%, Due 3/20/06 (b)                             5,000,000        4,993,750
  Series 2001-2A, Class B,
  3.02%, Due 6/20/06 (b)                            10,000,000        9,937,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Provident CBO I, Ltd./Provident CBO I,
  Inc. Senior Secured Floating Rate
  Bonds, Series 1A, Class A1,
  2.1175%, Due 12/09/10 (b)                       $  5,996,339  $     5,981,348
Prudential Home Mortgage Securities
  Company Variable Rate Mortgage
  Pass-Thru Certificates:
  Series 1988-1, Class A,
  4.6879%, Due 4/25/18                                 133,395          133,250
  Series 1994-23, Class A1,
  4.7899%, Due 6/25/24                               3,375,213        3,372,158
  Series 1995-A, Class 2B,
  8.6426%, Due 3/28/25 (b)                           1,243,447        1,317,838
Resecuritization Mortgage Trust Variable
  Rate Certificates, Series 1998-B, Class A,
  1.57%, Due 4/26/21 (b)                               608,843          602,755
Residential Asset Mortgage Products, Inc.
  Interest Only Asset-Backed Pass-Thru
  Certificates, Series 2002-RS5, Class AIIO,
  4.00%, Due 2/25/05                                49,526,594        1,733,431
Residential Asset Mortgage Products, Inc.
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-RZ2, Class A-IO,
  5.75%, Due 9/25/05                                77,000,000        5,005,000
Residential Asset Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1998-KS3, Class AI7,
  5.98%, Due 10/25/29                                4,770,224        5,078,868
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates:
  Series 1993-MZ1, Class A-2, 7.47%,
  Due 3/02/23                                          712,049          714,522
  Series 1998-S25, Class A-2, 6.25%,
  Due 10/25/13                                      11,528,174       11,785,698
  Series 2002-S7, Class A9, 6.00%,
  Due 5/25/32                                        9,847,125        9,890,553
Residential Funding Mortgage Securities II,
  Inc. Interest Only Home Equity Loan-
  Backed Notes, Series 2001-HS3, Class A,
  7.25%, Due 6/25/31                                13,952,703          645,313
Salomon Brothers Commercial Mortgage
  Trust Interest Only Variable Rate Pass-
  Thru Certificates, Series 2001-C1,
  Class X-2, 1.2468%, Due 12/18/35                 278,469,000       14,271,536
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Mortgage Pass-Thru
  Certificates, Series 1990-2, Class A,
  2.50%, Due 11/25/20                                3,422,140        3,420,172
Sequoia Mortgage Trust Floating Rate
  Collateralized Mortgage Bonds, Series 2,
  Class A-1, 2.43%, Due 10/25/24                    14,558,873       14,577,071
Sequoia Mortgage Trust Mortgage Adjustable
  Rate Pass-Thru Certificates, Series 8,
  Class 3A, 3.3153%, Due 8/20/32                    16,641,789       16,979,826
South Street CBO 2000-1, Ltd./South Street
  CBO 2000-1 Corporation Floating Rate
  Notes, Series 2000-1, Class A2L,
  1.92%, Due 5/30/12 (b)                            16,000,000       15,205,000
Structured Asset Investment Loan Trust,
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-BC1, Class A,
  6.00%, Due 2/25/05                                25,000,000        1,867,188
Structured Asset Mortgage Investments, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2001-4, Class A-1,
  9.219%, Due 10/25/24                              33,126,591       36,951,679
  Series 2001-4, Class A-2,
  9.648%, Due 10/25/24                               6,009,775        6,545,960
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates:
  Series 1998-2, Class A, 1.58%, Due 2/25/28         3,824,750        3,828,195
  Series 1998-RF1, Class A, 8.6916%,
  Due 4/15/27 (b)                                   15,042,916       16,547,207
  Series 1998-RF2, Class A, 8.5166%,
  Due 7/15/27 (b)                                   20,939,756       23,033,731
  Series 2002-8A, Class 3-A, 5.8803%,
  Due 5/25/32                                       11,803,054       12,057,558
Structured Asset Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1994-C1, Class A-3,
  2.00%, Due 8/25/26                                   140,461          141,372
  Series 1995-C4, Class A-2,
  1.87%, Due 6/25/26                                   321,258          321,514
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series 1997-2,
  Class A, 2.3327%, Due 1/30/06 (Acquired
  5/12/98-3/01/02; Cost $1,762,058) (b) (h)          1,780,759        1,676,139
Summit Mortgage Trust Pass-Thru
  Certificates, Series 2002-1, Class A1,
  6.3237%, Due 6/28/16 (b)                           3,836,012        3,871,975
Sutter Real Estate CBO, Ltd. Floating Rate
  Bonds, Series 2000-1A, Class A-1L,
  1.79%, Due 12/25/35 (b)                           32,150,000       31,517,047
USAA Auto Loan Guarantor Trust Pass-Thru
  Certificates, Series 1999-1, Class A,
  6.10%, Due 2/15/06                                   314,862          315,692
United Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1993-1, Class AM,
  4.9524%, Due 9/25/33                              10,717,066       10,931,073
University Support Services, Inc. Variable
  Rate Notes, Series 1993-A, Class A3,
  2.32%, Due 8/20/08                                 3,730,347        3,737,863
Washington Mutual Mortgage Pass-Thru
  Certificates:
  Series 2001-MS14, Class 1-A-9,
  6.50%, Due 12/26/31                                6,908,726        6,927,506
  Series 2002-AR7, Class A-6,
  5.53%, Due 7/25/32                                11,084,971       11,336,739
Wells Fargo Mortgage Backed Securities
  Trust Variable Rate Mortgage
  Pass-Thru Certificates:
  Series 2002-22, Class 2-A-9,
  5.75%, Due 1/25/33                                15,394,321       15,611,577
  Series 2002-C1, Class A-1,
  5.1391%, Due 7/25/32                               9,202,877        9,323,096
  Series 2002-D, Class I-A-5,
  5.25%, Due 8/25/32                                 5,952,805        5,983,938
  Series 2002-E, Class I-A-1,
  4.9246%, Due 9/25/32                               9,401,061        9,491,373
-------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $1,062,893,730)                                1,033,758,181
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
United States Government &
  Agency Issues 21.4%
FHLMC Guaranteed Mortgage
  Participation Certificates:
  8.00%, Due 5/15/22                              $  9,826,686  $    10,380,562
  9.50%, Due 5/15/21                                 2,449,957        2,598,646
  10.00%, Due 8/15/21                                3,072,126        3,098,333
FHLMC Participation Certificates:
  5.00%, Due 5/01/06                                 7,981,495        8,284,666
  7.50%, Due 12/01/11                                6,515,186        6,994,200
  8.00%, Due 1/01/12 thru 1/01/13                    9,805,377       10,615,268
  8.50%, Due 7/01/21                                 4,216,626        4,625,044
  9.00%, Due 11/01/16 thru 9/15/20                  14,497,315       16,249,431
  9.50%, Due 12/01/16 thru 12/25/22                 17,135,499       19,549,851
  10.00%, Due 11/01/20 thru 11/17/21                 5,819,620        6,682,241
  10.50%, Due 5/01/20 thru 7/01/20                   6,537,741        7,505,303
  11.00%, Due 11/01/15                                 374,372          429,213
FHLMC Variable Rate Participation
  Certificates:
  5.712%, Due 11/01/31                              13,601,833       14,134,588
  5.747%, Due 4/01/32                               15,147,554       15,714,202
  5.956%, Due 6/01/31                                2,320,109        2,379,924
  6.160%, Due 1/01/29                                5,344,012        5,582,937
  6.161%, Due 9/01/31                                4,459,030        4,637,391
  6.286%, Due 10/01/31                                 957,092          987,151
  6.294%, Due 10/01/31                               4,309,336        4,416,396
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  7.50%, Due 12/15/09                                3,463,092        3,751,503
  8.00%, Due 3/01/13 thru 11/01/13                  13,663,865       14,891,297
  8.50%, Due 11/01/12 thru 7/01/17                   8,804,940        9,703,469
  9.00%, Due 10/01/04 thru 10/01/22                 34,186,365       38,407,253
  9.50%, Due 12/01/09 thru 3/01/21                   4,713,946        5,263,460
  10.00%, Due 12/01/09 thru 3/20/18                  3,678,217        4,173,963
  10.25%, Due 9/01/21                                1,954,720        2,275,022
  10.50%, Due 10/01/14 thru 4/01/22                  9,289,234       10,689,737
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.137%, Due 7/25/41                               27,722,708       28,762,309
  8.00%, Due 12/25/16 thru 10/25/21                 13,022,250       14,439,089
  8.25%, Due 5/25/22                                 1,872,539        2,034,145
  8.75%, Due 9/25/20                                   759,762          833,030
  9.00%, Due 3/25/20 thru 10/25/20                   8,778,650        9,862,191
  9.20%, Due 3/25/18                                 2,519,921        2,796,244
  9.25%, Due 3/25/18                                 1,558,018        1,750,997
  9.30%, Due 8/25/19                                   817,051          927,386
  9.45%, Due 4/25/18                                   946,434        1,045,993
  9.50%, Due 6/25/19 thru 12/25/41                  89,892,072      104,454,492
  9.75%, Due 3/25/20                                 1,310,503        1,477,899
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Trust Interest Only
  Pass-Thru Certificates, 5.25%, Due 6/25/04       137,800,000        5,856,500
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust, Series 2002-T6,
  Class A4, 5.7883%, Due 3/25/41                    11,869,931       12,404,078
FNMA Guaranteed Variable Rate
  Mortgage Certificates:
  4.314%, Due 5/01/27                                3,946,138        4,082,092
  5.730%, Due 1/01/33                               12,744,479       13,300,496
  5.893%, Due 9/01/31                                4,709,366        4,911,817
  6.052%, Due 8/01/31                                3,910,850        4,106,143
  6.288%, Due 10/01/31                              10,473,085       11,015,640
  6.604%, Due 7/01/31                                  845,305          875,320
  6.720%, Due 12/01/40                              19,183,074       19,837,454
  6.724%, Due 2/01/30                                1,289,646        1,325,297
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate
  Certificates,
  Series 2002-W4, Class A6,
  5.9551%, Due 5/25/42                              11,030,896       11,444,555
GNMA  Guaranteed Pass-Thru Certificates:
  7.50%, Due 2/15/13                                 8,993,238        9,733,627
  8.00%, Due 1/15/13                                 8,954,821        9,820,920
  9.50%, Due 11/15/17 thru 12/15/17                  6,699,564        7,647,062
  10.00%, Due 10/20/17                               1,887,331        2,162,775
GNMA Platinum Pools, 9.50%, Due 12/15/20             1,491,385        1,712,680
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $496,979,245)                                 522,641,282
-------------------------------------------------------------------------------

Short-Term Investments (a) 13.9%
Collateral Received for Securities Lending 1.4%
Deutsche Daily Asset Fund -
  Institutional Class                               33,420,785       33,420,785
Corporate Bonds 5.4%
Allied Waste North America, Inc. Senior
  Notes, 7.375%, Due 1/01/04                      $  7,000,000        7,210,000
Altria Group, Inc. Notes:
  6.80%, Due 12/01/03                                1,940,000        1,950,045
  7.50%, Due 4/01/04                                   500,000          510,116
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                     5,650,000        5,678,470
Bausch & Lomb, Inc. Variable Rate Notes,
  6.375%, Due 8/01/13 (Remarketing
  Date 8/01/03)                                      1,100,000        1,100,473
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                                6,315,000        6,472,875
Cox Communications, Inc. Notes,
  6.15%, Due 8/01/03                                 5,785,000        5,794,036
EOP Operating LP Notes, 6.50%, Due 1/15/04           1,970,000        2,028,795
FirstEnergy Corporation First Mortgage
  Notes, 7.375%, Due 6/01/03                        13,004,000       13,061,322
Fort James Corporation Notes,
  6.70%, Due 11/15/03                                4,850,000        4,922,750
HCA, Inc. Notes, 7.15%, Due 3/30/04                  4,500,000        4,644,702
Hercules, Inc. Notes, 6.625%, Due 6/01/03            3,950,000        3,969,750
ITT Corporation Notes, 6.75%, Due 11/15/03           6,765,000        6,867,611
Mandalay Resort Group Senior Subordinated
  Notes, 6.75%, Due 7/15/03                          5,749,000        5,806,490
Park Place Entertainment Corporation Senior
  Notes, 7.95%, Due 8/01/03                         11,645,000       11,848,787
Raytheon Company Notes,
  5.70%, Due 11/01/03                                9,475,000        9,594,669
Salomon Brothers, Inc. Medium-Term
  Floating Rate Notes, 4.00%, Due 9/30/03            4,400,000        4,406,248
Simon Property Group LP Notes,
  6.75%, Due 2/09/04                                 2,655,000        2,756,708
Sprint Capital Corporation Senior Notes,
  5.70%, Due 11/15/03                                7,110,000        7,252,200
Tele-Communications, Inc. Senior Notes,
  9.65%, Due 10/01/03                                2,718,000        2,720,468
Turner Broadcasting System, Inc. Senior
  Notes, 7.40%, Due 2/01/04                          6,970,000        7,157,082
WMX Technologies, Inc. Notes:
  6.375%, Due 12/01/03                               5,105,000        5,218,469
  8.00%, Due 4/30/04                                10,000,000       10,552,260
                                                                ---------------
                                                                    131,524,326

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 0.3%
North Carolina Municipal Power Agency
  Number 1 Catawba Electric Revenue,
  2.95%, Due 1/01/04                              $  5,825,000  $     5,844,863

Non-Agency Mortgage &
  Asset-Backed Securities 1.0%
AAMES Mortgage Trust Interest Only Pass-
  Thru Certificates, Series 2001-1, Class A,
  6.00%, Due 3/25/04                                 9,825,000          385,325
Amortizing Residential Collateral Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-BC5, Class A,
  6.00%, Due 1/25/04                                20,000,000          940,000
Conseco Finance Home Equity Loan Trust
  Interest Only Floating Rate Certificates,
  Series 2001-C, Class A, 10.75%, Due 2/15/04       37,500,000        2,783,250
Delta Funding Home Equity Loan Trust
  Interest Only Asset-Backed Certificates,
  Series 2000-3, Class 3, 9.20%, Due 9/15/03        11,212,090          301,325
GMACM Home Equity Loan Trust Loan-
  Backed Interest Notes, Series 2001-HE4,
  Class A-IO, 8.00%, Due 4/25/04                    61,129,000        4,307,687
IMPAC Secured Assets Corporation Interest
  Only Mortgage Pass-Thru Certificates:
  Series 2000-4, Class A, 8.00%, Due 5/25/03        20,000,000            3,126
  Series 2000-5, Class A, 5.50%, Due 6/25/03        20,000,000           78,126
IndyMac ABS, Inc. Home Equity Loan
  Interest Only Asset-Backed Certificates:
  Series 2000-C, Class AF,
  7.00%, Due 11/25/03                               12,700,000          404,203
  Series 2001-A, Class AF-6,
  7.00%, Due 2/25/04                                30,000,001        1,161,328
Long Beach Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates:
  Series 2000-1, Class S, 1.50%, Due 3/21/04        72,546,600          872,830
  Series 2001-2, Class S-2, 2.50%, Due 1/25/04      46,876,000          776,384
  Series 2001-3, Class S-2, 3.50%, Due 3/25/04      31,766,000          635,320
Residential Asset Mortgage Products, Inc.
  Interest Only Mortgage Pass-Thru
  Certificates:
  Series 2001-RS1, Class A-I-IO,
  7.00%, Due 9/25/03                                21,375,000          477,599
  Series 2001-RS2, Class A-I-IO,
  3.00%, Due 12/25/03                               23,000,000          330,625
  Series 2001-RS3, Class A-I-IO,
  6.00%, Due 4/25/04                                47,100,000        2,383,260
  Series 2001-RZ3, Class A-IO,
  8.00%, Due 2/25/04                                12,500,000          625,000
Residential Asset Securities Corporation
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-KS3, Class A,
  5.00%, Due 3/25/04                                60,276,846        1,780,054
Residential Asset Securitization Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-A1,
  Class 1-A, 5.00%, Due 2/25/04                     57,000,000        1,914,847
Residential Funding Mortgage Securities II,
  Inc. Interest Only Home Equity Loan-
  Backed Notes:
  Series 2001-HI4, Class A,
  10.00%, Due 3/25/04                               21,250,000        1,703,321
  Series 2001-HS2, Class A,
  7.25%, Due 12/25/03                               16,250,000          665,234
Saxon Asset Securities Trust Interest Only
  Mortgage Loan Asset-Backed Certificates,
  Series 2001-1, Class A, 6.00%,
  Due 10/25/03                                      60,129,999        1,282,460
Soundview Home Equity Loan Trust
  Interest Only Asset-Backed Certificates,
  Series 2001-1, Class IO, 7.00%,
  Due 4/15/04                                       21,466,837        1,012,966
                                                                ---------------
                                                                     24,824,270
Repurchase Agreements 4.9%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase proceeds
  $118,904,426); Collateralized by: United
  States Government & Agency Issues (g)            118,900,000      118,900,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase proceeds
  $1,467,641); Collateralized by: United
  States Government & Agency Issues (g)              1,467,600        1,467,600
                                                                ---------------
                                                                    120,367,600
Variable Rate Put Bonds 0.9%
Brazos River Authority PCR Refunding -
  TXU Electric Company Project, 4.25%,
  Due 5/01/33 (Mandatory
  Put at $100 on 11/01/03)                          21,500,000       21,513,115

United States Government Issues 0.0%
United States Treasury Bills,
  Due 6/26/03 thru 7/24/03 (c)                        650,000           648,613
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $337,181,822)                    338,143,572
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $2,452,806,943) 100.6%                                    2,453,989,095
Other Assets and Liabilities, Net (0.6%)                            (14,501,465)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 2,439,487,630
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                    Underlying     Unrealized
                                      Expiration    Face Amount   Appreciation
                                         Date        at Value    (Depreciation)
--------------------------------------------------------------------------------
Sold:
477 Five-Year U.S. Treasury Notes        6/03     $ 54,258,750    $    (404,615)
44 Ten-Year U.S. Treasury Notes          6/03        5,065,500           (7,406)
86 Two-Year U.S. Treasury Notes          6/03       18,567,938          (91,741)

SWAPS
--------------------------------------------------------------------------------
Open Swap contracts at April 30, 2003 consisted of the following:
--------------------------------------------------------------------------------
                                                                   Unrealized
                          Notional       Interest       Interest   Appreciation/
  Issuer                   Amount          Sold          Bought   (Depreciation)
--------------------------------------------------------------------------------
Salomon Brothers, Inc. $  4,400,000  10 Year Constant   3 Month   $        (856)
  (Expires 9/30/03)                      Maturity      USD LIBOR
                                     Treasury -140 bp   +30 bp
Morgan Stanley Capital
  Services, Inc.         28,004,000        2.43%      3 Month USD       (19,052)
  (Expires 6/01/03)                                      LIBOR

--------------------------------------------------------------------------------

                  STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 34.0%
Alabama 0.9%
Alabama 21st Century Authority Tobacco
  Settlement Revenue:
  5.125%, Due 12/01/05                            $    225,000  $       226,406
  5.25%, Due 12/01/06                                1,000,000        1,003,750
Birmingham, Alabama Baptist Medical
  Center Special Care Facilities Financing
  Authority Revenue - Baptist Health System
  Project, 3.875%, Due 11/15/16 (Mandatory
  Put at $100 on 7/01/04)                           13,000,000       13,048,750
Shelby County, Alabama Board of Education
  COP, 2.40%, Due 5/15/06                            2,520,000        2,520,655
                                                                ---------------
                                                                     16,799,561
Alaska 0.1%
Northern Tobacco Securitization
  Corporation Tobacco Settlement
  Revenue, 4.75%, Due 6/01/15                        1,495,000        1,468,837

Arkansas 1.6%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07         10,825,000        9,688,375
Fayetteeville, Arkansas Sales and Use Tax
  Capital Improvement Revenue,
  3.20%, Due 6/01/07                                 2,505,000        2,526,919
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06          2,205,000        2,240,831
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.00%, Due 2/01/06 (f) (i)                           610,000          632,875
Washington County, Arkansas Sales & Use
  Tax Capital Improvemnet Bonds,
  3.25%, Due 6/01/07 (i)                            13,160,000       13,208,166
                                                                ---------------
                                                                     28,297,166
California 1.1%
Pasadena, California Revenue,
  4.25%, Due 12/19/06                                3,130,291        3,157,681
Santa Clara County, California Financing
  Authority Special Obligation Revenue:
  4.00%, Due 8/01/05                                 4,000,000        4,210,000
  4.00%, Due 8/01/06                                 2,000,000        2,125,000
Santa Rosa, California Rancheria Tachi
  Yokut Tribe Enterprise Revenue,
  6.625%, Due 3/01/06                                4,000,000        4,095,000
Tobacco Securitization Authority of
  Southern California Tobacco
  Settlement Revenue:
  4.00%, Due 6/01/04                                   795,000          798,299
  4.00%, Due 6/01/05                                   500,000          500,000
  5.25%, Due 6/01/27                                 5,925,000        5,695,406
                                                                ---------------
                                                                     20,581,386
Colorado 0.8%
Arapahoe County, Colorado SFMR - IDK
  Partners I Trust Pass-Thru Certificates,
  5.25%, Due 11/01/19 (i)                              456,348          461,446
Colorado Health Facilities Authority
  Revenue, 6.625%, Due 2/01/13                       5,000,000        5,132,950
Colorado Health Facilities Authority
  Revenue - Evangelical Lutheran Project:
  2.80%, Due 10/01/04                                3,405,000        3,456,075
  3.05%, Due 10/01/05                                1,000,000        1,022,500
Denver, Colorado City and County
  Airport Revenue Refunding,
  4.00%, Due 11/15/06 (i)                            1,630,000        1,721,688
El Paso County, Colorado School District
  Number 020 GO, 7.15%, Due 12/15/05 (i)             1,200,000        1,336,500
Garfield County, Colorado Hospital
  Revenue - Valley View Hospital
  Association Project (i):
  2.00%, Due 5/15/04                                   605,000          607,269
  2.50%, Due 5/15/05                                   725,000          733,156
  3.00%, Due 5/15/06                                   725,000          741,312
                                                                ---------------
                                                                     15,212,896
Connecticut 0.2%
Mashantucket Western Pequot Tribe
  Special Revenue, 6.40%, 9/01/11
  (Pre-Refunded at $101 on 9/01/07)                  2,685,000        3,128,025

Florida 0.3%
Collier County, Florida Health Facilities
  Authority Health Facilities Revenue
  Refunding - Moorings, Inc. Project,
  7.00%, Due 12/01/19                                2,675,000        2,875,625
Escambia County, Florida Health Facilities
  Authority Revenue - Ascension Health
  Credit Project:
  2.50%, Due 11/15/05                                1,700,000        1,738,250
  5.00%, Due 11/15/06                                1,000,000        1,101,250
                                                                ---------------
                                                                      5,715,125
Georgia 1.8%
Bibb County, Georgia GO,
  5.25%, Due 8/01/27                                32,540,000       33,086,672

Illinois 1.8%
Chicago, Illinois O'Hare International
  Airport Revenue Refunding (i):
  4.90%, Due 1/01/06                                 4,825,000        5,022,198
  5.70%, Due 1/01/08                                 1,500,000        1,534,890
Chicago, Illinois Tax Increment - Near
  South Redevelopment Project,
  5.00%, Due 11/15/06 (i)                            2,000,000        2,170,000
Chicago, Illinois Transit Authority
  Capital Revenue (i):
  4.00%, Due 6/01/06                                 4,500,000        4,636,260
  5.00%, Due 6/01/07                                 7,500,000        7,978,125
Cook County, Illinois GO Refunding,
  5.00%, Due 11/15/04 (f) (i)                        1,450,000        1,513,438
Illinois DFA Revenue Refunding - Olin
  Corporation Project, 4.50%, Due 6/01/04            2,500,000        2,502,175
Illinois Health Facilities Authority Revenue
  Refunding, 7.00%, Due 11/15/19:
  Glen Oaks Medical Center Project                   3,000,000        3,148,230
  Hinsdale Hospital Project                          3,000,000        3,148,230
Kane, McHenry, Cook and DeKalb
  Counties, Illinois Community Unit
  School District Number 300 GO Lease
  Secured COP - School Building Project,
  6.90%, Due 12/01/04                                  950,000          992,902
                                                                ---------------
                                                                     32,646,448
Indiana 1.8%
De Kalb, Indiana Central Building
  Corporation First Mortgage Revenue,
  5.00%, Due 2/01/05                                 1,935,000        2,017,237

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Huntington, Indiana EDR Refunding -
  Quanex Corporation Project,
  6.50%, Due 8/01/10                              $  1,665,000  $     1,689,975
Indiana University Capital Appreciation
  Revenue Refunding,
  Zero %, Due 8/01/08 (i)                           10,000,000        8,550,000
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal
  Express Corporation Project,
  7.10%, Due 1/15/17                                17,000,000       18,041,250
Lawrence, Indiana BAN, 3.00%, Due 7/01/04            1,425,000        1,426,226
                                                                ---------------
                                                                     31,724,688
Iowa 0.0%
Cedar Rapids, Iowa First Mortgage
  Revenue - Cottage Grove Place Project,
  5.30%, Due 7/01/05                                   415,000          408,256

Kentucky 0.5%
  Kentucky Turnpike Authority Resource
  Recovery Road Revenue,
  7.20%, Due 7/01/09                                 4,400,000        5,137,000
Newport, Kentucky BAN,
  2.41%, Due 12/01/04                                4,500,000        4,522,185
                                                                ---------------
                                                                      9,659,185
Louisiana 2.4%
  Calcasieu Parish, Louisiana IDB PCR
  Refunding - Gulf States Utilities Company
  Project, 6.75%, Due 10/01/12                       8,000,000        8,130,000
Louisiana Agricultural Finance Authority
  Revenue - La Pacific Corporation
  Project, 5.20%, Due 5/01/04 (i)                      345,000          354,246
Louisiana Health and Education Authority
  Revenue - Lambeth House, Inc. Project,
  8.75%, Due 10/15/17                               12,295,000       15,138,219
Louisiana Health and Education Authority
  Revenue Refunding - Lambeth House,
  Inc. Project, 5.25%, Due 1/01/05                     615,000          618,075
Louisiana Public Facilities Authority
  Hospital Revenue Refunding - Pendleton
  Memorial Methodist Hospital Project,
  6.75%, Due 6/01/10                                   795,000          728,419
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal
  Facilities Revenue Refunding -
  Electro-Coal Transfer Corporation
  Project, 5.00%, Due 9/01/07:
  Series A                                             325,000          318,094
  Series D                                          13,575,000       13,286,531
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                    5,300,000        5,505,640
                                                                ---------------
                                                                     44,079,224
Maine 0.1%
  Bucksport, Maine Solid Waste Disposal
  Revenue-Champ International
  Corporation Project, 6.25%, Due 5/01/10            1,000,000        1,014,250
Maryland 0.4%
  Carroll County, Maryland Consolidated
  Public Improvement Refunding,
  4.50%, Due 11/01/05 (f)                            2,000,000        2,120,000

Montgomery County, Maryland Solid
  Waste Systems Revenue,
  5.875%, Due 6/01/13 (i)                            5,000,000        5,116,650
                                                                ---------------
                                                                      7,236,650
Massachusetts 0.9%
Massachusetts Health and EFA Revenue:
  Baritas Christi Obligation Project,
  5.00%, Due 7/01/04                                 1,000,000        1,025,000
  Caritas Christi Group Project,
  5.25%, Due 7/01/05                                 4,930,000        5,121,037
Massachusetts Industrial Finance Agency
  Resource Recovery Revenue Refunding:
  Ogden Haverhill Project,
  5.15%, Due 12/01/07                                  500,000          489,375
Refusetech, Inc. Project, 6.30%,
  Due 7/01/05                                        8,930,000        9,164,323
                                                                ---------------
                                                                     15,799,735
Michigan 1.9%
Michigan Hospital Finance Authority
  Revenue - Henry Ford Health System
  Project, 5.00%, Due 3/01/05                        1,000,000        1,057,500
Michigan Strategic Fund Limited
  Obligation Revenue - Ford Motor
  Company Project, 7.10%, Due 2/01/06               11,690,000       12,479,075
Suburban Mobility Authority Regional
  Transportation COP, 4.90%, Due 8/15/07            12,537,527       13,117,387
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 2/15/06              7,692,176        7,990,248
                                                                ---------------
                                                                     34,644,210
Minnesota 0.2%
  Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 5.45%, Due 1/01/16 (i)                  3,000,000        3,085,560

Mississippi 0.4%
  Adams County, Mississippi PCR -
  International Paper Company Project,
  5.625%, Due 11/15/06                               2,350,000        2,436,151
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates Project,
  4.50%, Due 9/01/05 (c)                             2,000,000        2,024,920
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue,
  5.60%, Due 9/01/04                                 2,750,000        2,816,550
                                                                ---------------
                                                                      7,277,621
Missouri 0.8%
Missouri COP - Acute Care Psychiatric
  Hospital Project, 5.20%, Due 10/15/04              1,000,000        1,026,020
Missouri Development Finance Board
  Infrastructure Facilities Revenue -
  Branson Project, 4.00%, Due 12/01/04               2,000,000        2,060,000
Missouri Health and EFA Revenue - SSM
  Health Care Project, 3.00%, Due 6/01/04           10,125,000       10,323,956
Missouri Higher Education Loan Authority
  Student Loan Revenue, 6.50%, Due 2/15/06           1,425,000        1,448,954
                                                                ---------------
                                                                     14,858,930
Nebraska 0.3%
  Energy America Nebraska Natural Gas
  Revenue - Nebraska Public Gas Agency
  Project, 5.10%, Due 10/15/05                       2,825,373        2,835,968

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Omaha Tribe of Nebraska Public
  Improvements Authority GO,
  7.50%, Due 6/01/09                              $  1,995,000  $     2,034,900
                                                                ---------------
                                                                      4,870,868
Nevada 0.4%
Washoe County, Nevada Water Facility
  Revenue - Sierra Pacific Power Project,
  6.65%, Due 6/01/17 (i)                             7,500,000        7,665,750

New Jersey 0.3%
New Jersey Lease Revenue Master Lease
  Purchase, 5.137%, Due 6/01/04                      6,052,785        6,103,083

New Mexico 0.9%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06            16,220,000       16,666,050
New York 2.8%
Dutchess County, New York Industrial
  Development Agency Civic Facility Revenue
  Refunding - Marist College Project:
  2.60%, Due 7/01/04                                 1,005,000        1,013,794
  2.75%, Due 7/01/05                                 1,055,000        1,069,506
Monroe Newpower Corporation Power
  Facilities Revenue, 3.30%, Due 1/01/09             4,185,000        4,247,775
New York Dormatory Authority Revenue -
  City University System Consolidated
  Project:
  5.00%, Due 7/01/06                                10,000,000       10,900,000
  5.00%, Due 7/01/07                                15,000,000       16,481,250
New York, New York GO,
  5.30%, Due 8/01/04                                15,220,000       15,866,850
                                                                ---------------
                                                                     49,579,175
North Carolina 0.2%
North Carolina Municipal Power Agency
  Number 1 Catawba Electric Revenue:
  3.00%, Due 1/01/05                                 1,020,000        1,034,025
  5.00%, Due 1/01/05                                 2,000,000        2,092,500
                                                                ---------------
                                                                      3,126,525
Ohio 0.8%
Lorain County, Ohio Hospital Revenue
  Refunding - Catholic Healthcare Project:
  5.00%, Due 10/01/04                                3,000,000        3,142,500
  5.25%, Due 10/01/08                                4,000,000        4,365,000
Ohio Department of Transportation COP -
  Rickenbacker Port Project,
  6.125%, Due 4/15/15 (i)                              205,000          205,902
Ohio University General Receipts
  Athens Revenue:
  5.00%, Due 12/01/04 (f) (i)                        2,575,000        2,652,250
  5.00%, Due 12/01/05 (f) (i)                        1,750,000        1,868,125
Rickenbacker, Ohio Port Authority Capital
  Funding Revenue, 3.90%, Due 5/01/04 (i)              300,000          307,908
Youngstown, Ohio City School District
  Energy Conservation Measures,
  6.80%, Due 3/15/05                                 1,430,000        1,535,463
                                                                ---------------
                                                                     14,077,148
Oklahoma 0.1%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue - American Airlines-AMR
  Corporation Project, 7.35%, Due 12/01/11           4,350,000        2,349,000

Oregon 0.1%
Western Lane Hospital District Oregon
  Hospital Facility Authority Revenue
  Refunding, 5.625%, Due 8/01/07 (i)                 2,460,000        2,622,975

Pennsylvania 2.2%
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10        15,750,000       16,360,312
Lehigh County, Pennsylvania General
  Purpose Authority Revenue - KidsPeace
  Obligated Group Project,
  5.50%, Due 11/01/04                                2,500,000        2,515,625
Pennsylvania EDFA Revenue Refunding -
  Northhampton Project, 6.75%, Due 1/01/07           7,000,000        7,183,750
Pennsylvania EDFA Wastewater Treatment
  Revenue - Sun Company, Inc. R&M
  Project, 7.60%, Due 12/01/24                       3,000,000        3,187,500
Pennsylvania Housing Finance Agency
  SFMR, 3.60%, Due 10/01/04                          1,685,000        1,714,488
Philadelphia, Pennsylvania Gas Works
  Revenue, 6.375%, Due 7/01/14 (i)                   3,435,000        3,531,592
Philadelphia, Pennsylvania Municipal
  Authority Equipment Revenue,
  5.297%, Due 10/01/04 (i)                           4,454,626        4,558,419
Pittsburgh, Pennsylvania Urban
  Redevelopment Authority Mortgage
  Revenue, 5.15%, Due 4/01/21 (i)                      960,000          976,800
                                                                ---------------
                                                                     40,028,486
Puerto Rico 0.9%
Commonwealth of Puerto Rico Highway
  and Transportation Authority Revenue,
  5.00%, Due 7/01/05                                13,505,000       14,382,825
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates:
  5.35%, Due 7/15/04                                 1,427,349        1,466,601
  5.35%, Due 7/15/04                                   298,998          310,958
                                                                ---------------
                                                                     16,160,384
South Carolina 0.1%
South Carolina Ports Authority Ports
  Revenue, 7.60%, Due 7/01/04                        1,380,000        1,474,875
South Dakota 0.1%
Pennington County, South Dakota PCR
  Refunding - Black Hills Power and Light
  Company Project, 6.70%, Due 6/01/10                1,000,000        1,013,350
South Dakota EDFA EDR - Angus Project:
  3.00%, Due 4/01/05                                   230,000          234,025
  3.00%, Due 4/01/06                                   235,000          240,287
  3.75%, Due 4/01/07                                   245,000          252,963
                                                                ---------------
                                                                      1,740,625
Tennessee 1.2%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital
  First Mortgage Revenue - Mountain
  States Project, 5.25%, Due 7/01/26
  (Mandatory Put at $100 on 7/01/04)                21,425,000       21,498,702
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/12                                  300,000          190,125
                                                                ---------------
                                                                     21,688,827

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Texas 2.8%
Brazos, Texas Higher Education Authority,
  Inc. Student Loan Revenue Refunding,
  5.70%, Due 6/01/04                              $    795,000  $       812,800
Charter Mac Equity Issuer Trust Bonds,
  3.25%, Due 3/15/07                                45,000,000       45,112,500
Falcons Lair, Texas Utility and Reclamation
  District COP, 6.25%, Due 10/15/04
  (Defaulted Effective 4/15/03) (h)                    500,000          290,000
Harris County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Memorial Hospital System
  Project, 7.125%, Due 6/01/15                       2,720,000        2,886,002
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/06                                 1,155,000        1,267,612
Texas Department of Housing and
  Community Affairs SFMR,
  5.25%, Due 9/01/14 (c) (i)                           715,000          719,040
                                                                ---------------
                                                                     51,087,954
Utah 0.2%
Eagle Mountain, Utah Special Improvement
  District Number 98-3 Special Assessment,
  5.50%, Due 12/15/08                                2,886,000        2,933,648
Jordan, Utah School District - School
  Fitness Equipment, 4.75%, Due 2/28/05                627,912          641,688
Salt Lake City, Utah Granite School
  District,
  GO, 4.60%, Due 8/15/05                               792,440          805,516
                                                                ---------------
                                                                      4,380,852
Vermont 0.1%
Vermont Student Assistance Corporation
  Education Loan Revenue Refunding,
  6.40%, Due 6/15/04 (i)                             1,415,000        1,435,659

Virgin Islands 0.1%
Virgin Islands Public Finance Authority
  Revenue, 5.50%, Due 10/01/04                       1,000,000        1,045,000

Virginia 1.6%
Covington-Alleghany Counties, Virginia
  IDA PCR Refunding - Westvaco
  Corporation Project, 5.90%, Due 3/01/05            5,645,000        5,941,363
Lunenburg County, Virginia GO,
  3.50%, Due 2/01/06                                 4,000,000        4,095,000
Southwest Virginia Regional Jail Authority
  Revenue, 3.00%, Due 9/01/06 (i)                   18,000,000       18,562,500
                                                                ---------------
                                                                     28,598,863
Washington 0.3%
Fife, Washington Local Improvement
  District BAN Number 98-2,
  3.15%, Due 7/01/04                                 3,500,000        3,505,845
Port Longview, Washington IDC Solid Waste
  Disposal Revenue, 7.45%, Due 2/01/13               1,000,000        1,007,310
                                                                ---------------
                                                                      4,513,155
Wisconsin 0.5%
Badger Tobacco Asset Securitization
  Corporation Revenue:
  5.50%, Due 6/01/05                                 2,000,000        2,040,000
  5.50%, Due 6/01/06                                   495,000          501,806
Forest County Potawatomie Community,
  Wisconsin Refunding - General Credit
  Health Center Project, 4.50%, Due 12/01/04         1,620,000        1,632,150

Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - 2430 West Wisconsin Avenue
  Project, 5.60%, Due 9/01/09 (i)                      250,000          255,938
Milwaukee, Wisconsin Redevelopment
  Authority Lease Revenue - Pabst Theater
  Project, 3.50%, Due 9/01/04                          280,000          287,700
Wisconsin Health and EFA Revenue -
  Luther Hospital Project,
  6.125%, Due 11/15/06                               3,500,000        3,615,710
Wisconsin Housing and EDA EDR,
  3.60%, Due 5/01/05 (i)                               770,000          786,363
                                                                ---------------
                                                                      9,119,667
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $611,419,983)                           615,059,346
-------------------------------------------------------------------------------

Variable Rate Put Bonds (d) 9.9%
Colorado 0.2%
Adams County, Colorado MFHR
  Refunding - Brittany Station Project,
  5.40%, Due 9/01/25 (Mandatory Put at
  $100 on 9/01/05) (i)                               3,300,000        3,514,500

District of Columbia 0.9%
District of Columbia Revenue - Medstar
  University Hospital Project:
  6.625%, Due 8/15/31 (Mandatory Put
  at $100 on 2/15/05)                               10,000,000       10,512,500
  6.80%, Due 8/15/31 (Mandatory Put
  at $100 on 2/15/06)                                4,975,000        5,348,125
                                                                ---------------
                                                                     15,860,625
Georgia 0.1%
Marietta, Georgia Authority MFHR
  Refunding - Wood Knoll Project,
  4.75%, Due 7/01/24 (Mandatory Put
  at $100 on 7/01/04)                                1,965,000        1,987,106

Indiana 1.3%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project
  (Mandatory Put at $100 on 3/01/06):
  4.75%, Due 3/01/25                                12,315,000       12,484,331
  5.00%, Due 3/01/30                                 5,500,000        5,630,625
Warrick County, Indiana PCR - Southern
  Indiana Gas and Electric Project,
  4.30%, Due 7/01/04 (Mandatory Put
  at $100 on 7/01/04)                                5,025,000        5,047,160
                                                                ---------------
                                                                     23,162,116
Kansas 0.7%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Project,
  4.75%, Due 10/01/17 (Mandatory Put
  at $100 on 10/01/07)                               6,675,000        6,950,344
La Cygne, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power and Light Company
  Project, 3.90%, Due 3/01/18 (Mandatory
  Put at $100 on 9/01/04)                            5,040,000        5,172,300
                                                                ---------------
                                                                     12,122,644
Louisiana 0.1%
St. Charles Parish, Louisiana PCR
  Refunding, 4.85%, Due 6/01/30
  (Mandatory Put at $100 on 6/01/05)                 2,000,000        2,025,000

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Nevada 0.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)              $  9,300,000  $     9,300,000

New Jersey 0.6%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%,
  Due 5/15/32 (Putable at $100 and
  Rate Reset Effective 5/15/04)                     11,000,000       10,941,920

New York 0.3%
New York Dormatory Authority Revenue -
  Senior Communities, Inc. Project, 5.70%,
  Due 7/01/29 (Mandatory Put at $100
  on 5/13/05) (i)                                    2,100,000        2,231,250
New York Environmental Facilities
  Corporation Solid Waste Disposal Revenue -
  Waste Management Project, 4.00%, Due
  5/01/12 (Mandatory Put at $100 on 5/01/04)         3,000,000        3,032,820
                                                                ---------------
                                                                      5,264,070
Oklahoma 0.1%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project:
  5.375%, Due 12/01/35 (Mandatory Put
  at $100 on 12/01/06)                                 700,000          382,375
  5.80%, Due 6/01/35 (Mandatory Put
  at $100 on 12/01/04)                               3,700,000        2,044,250
                                                                ---------------
                                                                      2,426,625
Pennsylvania 0.4%
Montgomery County, Pennsylvania IDA
  PCR Refunding - Peco Energy Company,
  5.20%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/04)                                  6,750,000        7,053,750

Puerto Rico 0.6%
Commonwealth of Puerto Rico Department
  of Corrections Leases, 6.41%, Due 6/09/04            731,614          735,272
Commonwealth of Puerto Rico Department
  of Family Services Leases,
  6.41%, Due 8/02/04                                   779,173          783,069
Commonwealth of Puerto Rico GO, 5.00%,
  Due 7/01/18 (Mandatory Put at
  $100 on 7/01/08) (f)                               8,000,000        8,680,000
Commonwealth of Puerto Rico Leases -
  Sugar Corporation Project,
  6.43%, Due 11/30/04                                  894,772          901,483
                                                                ---------------
                                                                     11,099,824
Tennessee 0.9%
Metropolitan Government of Nashville and
  Davidson Counties, Tennessee IDR -
  Waste Management, Inc. Project, 4.10%,
  Due 8/01/31 (Mandatory Put at $100
  on 8/01/04)                                        2,500,000        2,537,500
Shelby County, Tennessee Health,
  Educational and Housing Facilities Board
  Revenue Refunding - Arbors of
  Germantown Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04)                12,800,000       12,960,000
                                                                ---------------
                                                                     15,497,500
Texas 3.1%
Brazoria County, Texas Brazos River
  Harbor Navigation District Revenue -
  Dow Chemical Company Project, 4.20%,
  Due 5/15/33 (Mandatory Put at $100
  on 5/15/05)                                        6,150,000        6,288,375
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                 2,500,000        2,500,000
Lubbock, Texas Health Facilities
  Development Corporation First Mortgage
  Revenue - Carillon, Inc. Project, 5.75%,
  Due 7/01/29 (Mandatory Put at $100
  on 7/01/04)                                        1,295,000        1,299,857
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                  7,300,000        7,327,375
Northside, Texas Independent School District -
  School Building Project, 2.25%, Due 8/01/31
  (Mandatory Put at $100 on 8/01/04) (i)            36,850,000       36,939,177
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%,
  Due 5/01/27 (Mandatory Put at $100
  on 11/01/06)                                       1,130,000        1,124,350
                                                                ---------------
                                                                     55,479,134
Washington 0.1%
Chelan County, Washington Public Utility
  District Number 1 Consolidated
  Revenue - Chelan Hydro Project:
  7.50%, Due 7/01/25 (Mandatory Put at
  $100 on 7/01/06)                                   1,430,000        1,443,914
  7.60%, Due 7/01/25 (Mandatory Put at
  $100 on 7/01/11)                                   1,000,000        1,009,570
                                                                ---------------
                                                                      2,453,484
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $178,228,432)                                               178,188,298
-------------------------------------------------------------------------------

Short-Term Investments (a) 57.1%
Municipal Bonds 10.6%
Alaska 0.0%
Alaska Industrial Development & Export
  Authority Revenue Refunding,
  4.50%, Due 4/01/04                                   675,000          691,781

California 0.0%
California County Tobacco Securitization
  Agency Tobacco Revenue,
  2.25%, Due 6/01/03                                   500,000          499,485

Colorado 1.6%
Denver, Colorado City and County MFHR
  Refunding - The Seasons Apartments
  Project, 3.01%, Due 10/15/08
  (Rate Reset Effective on 5/15/03)                 27,800,000       28,419,940

Connecticut 0.1%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin
  System Bristol Project, 6.125%, Due 7/01/03          875,000          875,796
Connecticut HFA Housing Mortgage
  Finance Program, 7.30%, Due 11/15/03                 135,000          139,355
                                                                ---------------
                                                                      1,015,151
District of Columbia 0.2%
District of Columbia GO,
  6.125%, Due 6/01/03 (i)                            2,810,000        2,820,228

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Florida 0.1%
Boca Place Associates, Ltd. Revenue,
  4.65%, Due 2/01/04 (i)                          $  1,980,000  $     2,024,134

Idaho 0.1%
Blaine County, Idaho Hailey School District
  Number 061 RAN, 2.20%, Due 6/30/03                 2,000,000        2,000,000
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.15%, Due 10/01/03                                  195,000          197,184
                                                                ---------------
                                                                      2,197,184
Illinois 2.3%
Chicago, Illinois Tax Increment - Sub-
  Central Loop Redevelopment Project,
  6.35%, Due 12/01/03                                1,100,000        1,126,697
Cook County, Illinois GO Refunding,
  5.00%, Due 11/15/03 (f) (i)                        1,000,000        1,007,710
Eureka, Illinois Educational Facilities
  Revenue - Eureka College Project,
  5.95%, Due 1/01/19 (Mandatory Put
  at $100 on 1/01/04) (f)                            3,330,000        3,334,496
Grundy County, Morris, Illinois School
  District Number 54, 5.30%, Due 12/01/03            2,100,000        2,138,955
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Tax
  Anticipation, 2.25%, Due 11/28/03                 11,000,000       11,064,020
Lake County, Illinois Round Lake
  Community Unit School District
  Number 116 Tax Anticipation Warrants,
  4.20%, Due 11/15/03                                5,190,000        5,241,122
Rockford, Illinois School District Number
  205 Tax Anticipation Warrants:
  2.78%, Due 10/30/03                               10,500,000       10,532,372
  3.10%, Due 10/31/03                                7,500,000        7,540,875
                                                                ---------------
                                                                     41,986,247
Indiana 0.1%
East Chicago, Indiana School City COP,
  5.10%, Due 7/15/03                                   410,000          412,399
North Lawrence, Indiana Community
  School Improvement Corporation First
  Mortgage Revenue, 5.20%, Due 7/01/03                 505,000          507,969
                                                                ---------------
                                                                        920,368
Iowa 0.2%
Iowa Higher Education Loan Authority
  RAN, 5.125%, Due 5/23/03:
  Briar Cliff Project                                1,900,000        1,900,570
  William Penn Project                               2,305,000        2,305,692
                                                                ---------------
                                                                      4,206,262
Kansas 0.2%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option
  Agreement, 4.47%, Due 5/01/03                        466,394          466,394
Kansas Independent College Finance
  Authority RAN:
  4.00%, Due 5/01/03                                   700,000          700,000
  4.15%, Due 5/01/03                                 1,500,000        1,500,000
  5.25%, Due 5/01/03                                 1,500,000        1,500,000
                                                                ---------------
                                                                      4,166,394
Kentucky 0.1%
Kentucky EDFA Hospital System
  Refunding and Improvement Revenue -
  Appalachian Regional Healthcare, Inc.
  Project, 5.10%, Due 10/01/03                       2,165,000        2,163,138

Maryland 0.0%
Maryland Master Lease,
  3.635%, Due 1/01/04                                  232,800          233,375

Massachusetts 0.6%
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research Project,
  4.698%, Due 5/07/03                                  294,987          294,984
Massachusetts Health and EFA Revenue:
  Baritas Christi Obligation Project,
  4.00%, Due 7/01/03                                   750,000          752,295
  Caritas Christi Group Project, 5.25%, 7/01/03      5,730,000        5,751,316
  Milton Hospital Project, 4.50%, Due 7/01/03        1,015,000        1,018,593
New Bedford, Massachusetts RAN,
  2.50%, Due 6/27/03                                 4,000,000        4,002,424
                                                                ---------------
                                                                     11,819,612
Michigan 1.1%
Detroit, Michigan Local Development
  Finance Authority GO, 9.50%, Due 5/01/21
  (Pre-Refunded at $102 on 5/01/03)                 19,240,000       19,624,800

Minnesota 0.0%
Minnesota Master Lease,
  4.305%, Due 12/01/03                                 225,371          226,167

Mississippi 0.1%
Jones County, Mississippi Hospital
  Revenue Refunding - South Central
  Regional Medical Center Project,
  5.00%, Due 12/01/03                                  915,000          926,749

Missouri 0.2%
Missouri Development Finance Board
  Infrastructure Facilities Revenue -
  Branson Project, 3.00%, Due 12/01/03               3,450,000        3,475,392

New Hampshire 0.3%
New Hampshire Health and Education
  Facilities Authority RAN:
  Series C 2.50%, Due 4/30/04 (f)                      500,000          503,700
  Series F 2.50%, Due 4/30/04 (f)                    2,645,000        2,664,573
  3.00%, Due 4/30/04 (f)                             1,600,000        1,619,744
                                                                ---------------
                                                                      4,788,017
New Jersey 0.1%
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 6/30/03
  (Defaulted Effective 12/21/99) (i)                 2,699,145        1,214,615

New York 0.2%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.30%, Due 11/01/03                         630,000          631,323
New York, New York Dormitory Authority
  Revenue - City University Systems
  Consolidated Project, 8.75%, Due 7/01/03           1,750,000        1,770,195
Rockland County, New York Solid Waste
  Management Authority BAN,
  3.50%, Due 9/01/03                                 1,000,000        1,006,320
                                                                ---------------
                                                                      3,407,838

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Ohio 0.3%
Beavercreek, Ohio City School District
  TAN, 3.25%, Due 12/01/03                        $  2,015,000  $     2,031,886
Lorain, Ohio Street Improvement BAN,
  2.75%, Due 4/01/04                                 3,625,000        3,643,814
                                                                ---------------
                                                                      5,675,700
Oregon 0.2%
Portland, Oregon Housing Authority
  MFHR Refunding - University Park
  Apartments Project, 5.05%, Due 10/01/11
  (Mandatory Put at $100 on 10/01/03)                4,000,000        4,031,000

Pennsylvania 0.5%
Haverford Township, Pennsylvania RAN,
  1.60%, Due 12/26/03                                1,000,000        1,000,730
Lehigh County, Pennsylvania General
  Purpose Authority Revenue -
  KidsPeace Obligated Group Project,
  5.50%, Due 11/01/03                                2,360,000        2,366,160
McKean County, Pennsylvania TRAN,
  2.75%, Due 12/31/03                                1,500,000        1,515,675
Monessen, Pennsylvania School District
  RAN, 2.90%, Due 6/30/03                            1,300,000        1,302,522
Montgomery County, Pennsylvania IDA
  First Mortgage Revenue Refunding -
  The Meadowood Corporation Project,
  5.15%, Due 12/01/03                                  390,000          388,253
Pennsylvania HFA SFMR, 2.25%, Due 4/01/04              910,000          914,632
Pennsylvania Housing Finance Agency,
  1.90%, Due 10/01/03                                  775,000          775,000
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Revenue - Moses
  Taylor Hospital Project, 5.45%, Due 7/01/03        1,350,000        1,311,835
                                                                ---------------
                                                                      9,574,807
South Carolina 0.1%
South Carolina Ports Authority Ports
  Revenue, 7.50%, Due 7/01/03                        1,280,000        1,292,454

South Dakota 0.3%
  B-Y Water District BAN, 3.25%, Due 1/01/04         4,000,000        4,043,320

South Dakota HDA Revenue,
  2.00%, Due 11/01/03 (i)                              965,000          968,426
                                                                ---------------
                                                                      5,011,746
Tennessee 0.5%
Knox County, Tennessee IDB IDR - Spartan
  Fund Systems, Inc. Project, 7.50%,
  Due 12/01/12 (Mandatory Put at $100
  on 12/01/03) (i)                                   1,500,000        1,505,625
Maryville, Tennessee IDB IDR - Spartan
  Food Systems, Inc. Project, 7.50%,
  Due 12/01/12 (Mandatory Put at $100
  on 12/01/03) (i)                                   1,500,000        1,505,445
Tennessee Energy Acquisition Corporation
  Gas Revenue Notes, 3.50%, Due 6/25/03              6,145,000        6,149,493
                                                                ---------------
                                                                      9,160,563
Virgin Islands 0.3%
Virgin Islands Public Finance Authority
  Revenue, 5.00%, Due 10/01/03                       5,580,000        5,648,745

Virginia 0.6%
Alexandria/Arlington, Arlington Counties,
  Virginia IDA Resource Recovery Revenue
  Refunding, 5.25%, Due 1/01/04 (i)                  1,000,000        1,027,090
Pittsylvania County, Virginia GO,
  4.00%, Due 6/01/03 (i)                             9,000,000        9,009,720
                                                                ---------------
                                                                     10,036,810
Washington 0.2%
Grant County, Washington Public Utility
  District Number 2 Priest Rapids
  Hydroelectric Development Second Series
  Revenue Refunding, 5.00%, Due 1/01/04 (i):
  Series A                                             670,000          687,058
  Series B                                             485,000          496,960
Grant County, Washington Public Utility
  District Number 2 Wanapum Hydroelectric
  Development Second Series Revenue
  Refunding, 5.00%, Due 1/01/04 (i):
  Series A                                             340,000          348,656
  Series B                                             385,000          394,802
Snohomish County, Sultan, Washington
  School District Number 311 GO,
  2.75%, Due 9/15/03                                 1,000,000        1,004,580
                                                                ---------------
                                                                      2,932,056
                                                                ---------------
Total Municipal Bonds                                               190,190,758

Variable Rate Put Bonds 46.5%
Alabama 0.9%
Birmingham, Alabama Baptist Medical
  Center Special Care Facilities
  Financing
  Authority Revenue - Baptist Health System
  Project, 2.51%, Due 11/15/16 (Putable at
  $100 and Rate Reset Effective on 5/14/03)         16,500,000       16,519,635

Arizona 4.3%
Maricopa County Arizona Pollution Control
  Corporation PCR Refunding - Arizona
  Public Service Company Project:
  1.70%, Due 5/01/29 (Mandatory Put at
  $100 on 3/04/04)                                   8,000,000        7,994,400
  Series D 1.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/05/04)                            5,000,000        4,999,950
  Series E 1.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/05/04)                           10,000,000        9,999,900
  Series F 1.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/05/04)                            1,500,000        1,499,985
Pima County, Arizona IDA MFHR - Casa
  Loma Apartments Project, 5.50%,
  Due 1/01/34 (Mandatory Put at
  $100 on 7/01/03)                                  20,340,000       20,340,000
USBI Trust Pass-Thru Certificates, 2.50%,
  Due 12/01/03 (Mandatory
  Put at $100 on 6/02/03) (i)                       31,870,000       31,870,000
                                                                ---------------
                                                                     76,704,235
California 4.5%
California RAN (Putable at $100 and Rate
  Reset Effective on 5/15/03):
  1.469%, Due 6/27/03                               15,000,000       14,982,201
  1.51%, Due 6/20/03                                30,000,000       29,967,662
California Statewide Communities
  Development Authority COP - Eskaton
  Properties, Inc. Project, 1.95%,
  Due 5/15/29 (Putable at $100 and
  Rate Reset Effective 5/22/03) (i)                 14,900,000       14,900,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Chula Vista, California IDR, 1.50%,
  Due 12/01/27 (Mandatory Put at
  $100 on 12/01/03)                               $ 20,000,000  $    20,000,000
Huntington Park, California Redevelopment
  Agency IDR - Huntington Park Project,
  4.00%, Due 8/01/15 (Putable at $100 and
  Rate Reset Effective on 8/01/03) (i)               1,080,000        1,080,000
                                                                ---------------
                                                                     80,929,863
Colorado 0.1%
Colorado Health Facilities Authority
  Revenue EXTRAS - Baptist Home
  Association of the Rocky Mountains, Inc.
  Project, 7.50%, Due 8/15/27 (Putable at
  $100 and Rate Reset Effective 8/15/03)             3,000,000        2,997,330
Florida 1.4%
Brevard County, Florida Health Facilities
  Authority Revenue Refunding -
  Retirement Housing Foundation Project,
  1.90%, Due 12/01/28 (Putable at $100
  and Rate Reset Effective 5/07/03) (i)             10,000,000       10,000,000
Orlando, Florida Utilities Commission
  Water and Electric Revenue (Pre-Refunded
  at $104 on 10/09/03):
  9.624%, Due 10/31/13                               5,000,000        5,407,717
  9.75%, Due 10/06/17                                  500,000          540,281
Volusia County, Florida IDA Revenue
  Refunding, 1.89%, Due 12/01/28
  (Putable at $100 and Rate Reset
  Effective on 5/07/03) (i)                          8,500,000        8,500,000
                                                                ---------------
                                                                     24,447,998
Georgia 3.1%
Bibb County, Georgia Development
  Authority Environmental Improvement
  Revenue Refunding, 3.60%, Due 12/01/09
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                        9,815,000        9,815,000
Clayton County, Georgia Development
  Authority Special Facilities Revenue -
  Delta Air Lines Project (Putable at $100
  and Rate Reset Effective on 5/08/03) (i):
  3.05%, Due 5/01/35                                30,000,000       30,000,000
  3.10%, Due 5/01/35                                10,000,000       10,000,000
Jefferson, Georgia Development Authority
  IDR - Sumitomo Plastics America, Inc.
  Project, 3.40%, Due 5/01/08 (Putable at
  $100 and Rate Reset Effective on 5/14/03) (i)      5,000,000        5,000,000
Thomaston-Upson County, Georgia IDA
  IDR - Yamaha Music Manufacturing
  Project, 4.56%, Due 8/01/18 (Putable at
  $100 and Rate Reset Effective 5/15/03) (i)         5,000,000        5,000,000
                                                                ---------------
                                                                     59,815,000
Illinois 5.1%
Illinois DFA IDR - 164 North Wacker Drive
  Project, 1.55%, Due 12/01/15 (Putable at
  $100 and Rate Reset Effective on 6/01/03) (i)        670,000          670,000
Illinois DFA PCR Refunding - Illinois
  Power Company Project (i):
  3.25%, Due 11/01/28 (Putable at $100
  and Rate Reset Effective on 5/13/03)              59,985,000       59,985,000
  3.35%, Due 4/01/32 (Putable at $100
  and Rate Reset Effective on 6/02/03)              28,785,000       28,783,899
Salem, Illinois IDR - Americana Building
  Products Project, 2.60%, Due 4/01/17
  (Putable at $100 and Rate Reset
  Effective on 5/15/03) (i)                          1,890,000        1,890,000
                                                                ---------------
                                                                     91,328,899
Indiana 1.1%
Anderson, Indiana MFHR - Cross Lakes
  Apartments Project, 5.625%, Due 7/01/33
  (Mandatory Put at $100 on 6/01/03)                 8,175,000        8,175,000
Clarksville Industry Revenue Refunding -
  Retirement Housing Foundation Project,
  1.90%, Due 12/01/25 (Putable at $100
  and Rate Reset Effective on 5/07/03) (i)           2,800,000        2,800,000
Indianapolis, Indiana MFHR - Covered
  Bridge Project, 5.50%, Due 4/01/30
  (Mandatory Put at $100 on 5/01/03)                 9,555,000        9,555,000
                                                                ---------------
                                                                     20,530,000
Kansas 0.5%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Company
  Project, 4.50%, Due 10/01/17 (Mandatory
  Put at $100 on 9/01/03)                            3,340,000        3,364,950
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation
  Project, 2.55%, Due 11/01/09 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          5,200,000        5,200,000
                                                                ---------------
                                                                      8,564,950
Kentucky 0.4%
Hopkinsville, Kentucky IDR - Douglas
  Autotech Corporation Project, 4.25%,
  Due 4/01/15 (Putable at $100 and Rate
  Reset Effective on 5/14/03) (i)                    6,900,000        6,900,000
Kentucky EDFA Revenue Refunding -
  Retirement Housing Foundation Project,
  1.90%, Due 12/01/28 (Putable at $100
  and Rate Reset Effective on 5/07/03) (i)             200,000          200,000
                                                                ---------------
                                                                      7,100,000
Louisiana 4.1%
Calcasieu Parish, Louisiana Memorial
  Hospital Service District Hospital
  Revenue - Lake Charles Memorial
  Hospital Project, 2.70%, Due 12/01/18
  (Putable at $100 and Rate Reset Effective
  on 6/04/03) (i)                                   10,450,000       10,450,000
Louisiana Local Government Environmental
  Facilities and Community Development
  Authority Revenue - Cospolich, Inc. Project,
  2.20%, Due 4/01/19 (Putable at $100 and
  Rate Reset Effective on 5/14/03) (i)               1,800,000        1,800,000
Lousiana Public Facilities Authority MFHR
  Refunding - Whitten Foundation Project
  (Mandatory Put at $100 on 9/01/03):
  2.65%, Due 8/01/32                                35,000,000       35,002,450
  5.65%, Due 8/01/32                                19,815,000       13,870,500

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
St. Charles Parish, Louisiana PCR
  Refunding - Entergy Louisiana, Inc.
  Project, 5.35%, Due 10/01/29
  (Mandatory Put at $100 on 10/01/03)             $  7,000,000  $     7,007,350
West Baton Rouge Parish, Louisiana
  Industrial District Number 3 Revenue -
  The Dow Chemical Company Project,
  1.90%, Due 12/01/24 (Putable at $100
  and Rate Reset Effective on 5/02/03)               6,400,000        6,400,000
                                                                ---------------
                                                                     74,530,300
Massachusetts 0.6%
Massachusetts Industrial Finance Agency
  Industrial Revenue - New England
  Milling Company Project, 2.95%,
  Due 4/01/10 (Putable at $100 and Rate
  Reset Effective on 6/02/03) (i)                   10,000,000       10,000,000

Michigan 0.2%
Lansing, Michigan Limited Obligation EDC
  IDR - Ashland Oil, Inc. Project, 3.04%,
  Due 12/01/03 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                        1,400,000        1,400,000
Midland County, Michigan EDC Economic
  Development Limited Obligation Revenue
  Refunding - Dow Chemical Company
  Project, 1.90%, Due 12/01/15 (Putable at
  $100 and Rate Reset Effective on 5/02/03)          2,000,000        2,000,000
                                                                ---------------
                                                                      3,400,000
Minnesota 0.5%
Edina, Minnesota MFMR Refunding -
  Vernon Terrace Project, 2.10%, Due 7/01/25
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                        5,605,000        5,605,000
Minneapolis & St. Paul, Minnesota
  Metropolitan Airports Commission
  Airport Revenue, 1.44%, Due 1/01/25
  (Putable at $100 and Rate Reset Effective
  on 5/08/03) (i)                                      100,000          100,000
Minnesota Housing Finance Agency, 1.42%,
  Due 1/01/09 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                          100,000          100,000
Minnesota Housing Finance Agency SFMR,
  3.20%, Due 1/01/24 (Mandatory Put at
  $100 on 4/29/04)                                   3,600,000        3,600,000
                                                                ---------------
                                                                      9,405,000
Mississippi 0.2%
Mississippi Business Finance Corporation
  Solid Waste Disposal Revenue - Waste
  Management Project, 4.65%, Due 3/01/27
  (Mandatory Put at $100 on 3/01/04)                 3,000,000        3,042,960

Missouri 2.2%
Jefferson County, Missouri IDA Industrial
  Revenue Refunding - Festus Manor
  Nursing Home Project, 2.26%, Due 5/01/13
  (Putable at $100 and Rate Reset Effective
  on 5/14/03) (i)                                    1,295,000        1,295,000
Missouri Environmental Improvement &
  Energy Resources Authority
  Environmental Improvement Revenue Refunding -
  Union Electric Company Project:
  Series B 2.30%, Due 9/01/33 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          6,500,000        6,500,000
  Series C 2.30%, Due 9/01/33 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          9,000,000        9,000,000
  2.25%, Due 9/01/33 (Putable at $100 and
  Rate Reset Effective on 5/15/03)                  14,600,000       14,600,000
  2.40%, Due 3/01/35 (Putable at $100 and
  Rate Reset Effective on 5/09/03)                   4,100,000        4,100,000
St. Louis, Missouri Planned Industrial
  Expansion Authority IDR - Italgrani
  USA, Inc. Project, 1.70%, Due 6/01/03
  (Putable at $100 and Rate Reset
  Effective on 5/08/03) (i)                          1,900,000        1,900,000
St. Louis, Missouri Port Authority IDR
  Refunding - Italgrani USA, Inc. Project,
  1.85%, Due 6/01/06 (Putable at $100 and
  Rate Reset Effective on 5/14/03) (i)               2,600,000        2,600,000
                                                                ---------------
                                                                     39,995,000
Montana 0.8%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project
  (Mandatory Put at $100 on 5/01/03):
  4.60%, Due 5/01/33                                12,015,000       12,015,000
  4.75%, Due 5/01/33                                 2,735,000        2,735,000
                                                                ---------------
                                                                     14,750,000
New Hampshire 1.0%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project (Mandatory Put at
  $100 on 2/01/04):
  3.75%, Due 7/01/27                                12,200,000       12,310,654
  4.55%, Due 7/01/27                                 5,000,000        5,087,700
                                                                ---------------
                                                                     17,398,354
New York 0.7%
Amherst, New York Industrial Development
  Agency Revenue - Asbury Pointe, Inc.
  Project, 5.25%, Due 2/01/35 (Mandatory
  Put at $100 on 2/01/04)                            5,000,000        4,983,850
New York, New York Industrial Development
  Agency Civic Facility Revenue - Stars-
  Churchill School Center Project, 1.35%,
  Due 10/01/29 (Putable at $100 and Rate
  Reset Effective on 5/14/03) (i)                    8,100,000        8,100,000
                                                                ---------------
                                                                     13,083,850
North Carolina 0.2%
Martin County, North Carolina Industrial
  Facilities and PCFA Revenue Refunding -
  Weyerhaeuser Company Project, 3.23%,
  Due 6/01/21 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                        4,000,000        4,000,000

Ohio 2.3%
Mentor, Ohio IDR - Arrow Machine Company, Ltd.
  Project, 2.76%, Due 5/01/18 (Putable at $100
  and Rate Reset Effective on 5/08/03) (i)           1,755,000        1,755,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Ohio Air Quality Development Authority
  PCR Refunding:
  Cleveland Electric Illuminating Project,
  4.60%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/03)                               $  3,085,000  $     3,109,372
  Toledo Edison Company Project, 4.00%, Due
  9/01/33 (Mandatory Put at $100 on 9/01/03)         3,700,000        3,716,095
Ohio Air Quality Development Authority
  Revenue - Cincinnati Gas & Electric
  Company Project, 3.60%, Due 8/01/33
  (Mandatory Put at $100 on 8/01/03)                 5,100,000        5,116,116
Ohio Air Quality Development Authority
  Revenue Refunding - Ohio Edison
  Company Project, 4.30%, Due 6/01/33
  (Mandatory Put at $100 on 6/01/03)                   850,000          850,969
Ohio Water Development Authority Facilities
  PCR Refunding:
  Cleveland Electric Illuminating Company
  Project, 4.60%, Due 10/01/30 (Mandatory
  Put at $100 on 10/01/03)                           5,950,000        5,997,005
  Ohio Edison Company Project, 4.30%, Due
  6/01/33 (Mandatory Put at $100 on 6/01/03)        20,500,000       20,524,395
Sharonville, Ohio IDR - Ralston Purina
  Company Project, 2.75%, Due 12/01/04
  (Putable at $100 and Rate Reset Effective
  on 12/01/03)                                       1,000,000        1,000,000
                                                                ---------------
                                                                     42,068,952
Oregon 0.4%
Oregon EDR - Toyo Tanso USA, Inc. Project,
  4.06%, Due 2/01/12 (Putable at $100 and
  Rate Reset Effective 5/15/03) (i)                  3,000,000        3,000,000
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                            2,000,000        2,000,000
Port of Portland, Oregon Terminal Facilities
  Revenue - Union Pacific Railroad
  Company Project, 3.00%, Due 12/01/06
  (Mandatory Put at $100 on 12/01/03)                1,500,000        1,502,775
                                                                ---------------
                                                                      6,502,775
Pennsylvania 0.3%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project, 1.50%, Due 9/15/28 (Putable
  at $100 and Rate Reset Effective on 5/15/03)       1,500,000        1,500,000
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/03)                                  2,200,000        2,215,752
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue EXTRAS - Pauls Run
  Project, 5.125%, Due 5/15/28 (Mandatory
  Put at $100 on 5/15/03)                            2,000,000        1,999,540
                                                                ---------------
                                                                      5,715,292
Puerto Rico 1.5%
Puerto Rico Commonwealth Infrastructure
  Financing Authority Special Obligation,
  1.78%, Due 10/01/40 (Putable at $100
  and Rate Reset Effective on 5/14/03)              27,050,000       27,050,000

South Carolina 0.1%
Richland County, South Carolina IDR -
  Ashland Oil Project, 3.04%, Due 3/01/04
  (Putable at $100 and Rate Reset Effective
  on 5/08/03)                                        1,400,000        1,400,000

South Dakota 0.5%
Aberdeen, South Dakota EDR, 2.65%, Due
  5/01/29 (Putable at $100 and Rate Reset
  Effective 11/03/03) (i)                            2,725,000        2,725,000
Sioux Falls, South Dakota EDR Refunding -
  City Centre Hotel Corporation Project,
  7.00%, Due 11/01/16 (Putable at $100
  and Rate Reset Effective on 6/02/03)               6,999,722        6,999,722
                                                                ---------------
                                                                      9,724,722
Tennessee 0.1%
Nashville and Davidson County, Tennessee
  Metropolitan Government IDB Revenue -
  Easter Seal Project, 2.50%, Due 8/01/19
  (Putable at $100 and Rate Reset Effective
  on 7/31/03) (i)                                    1,000,000        1,000,000

Texas 5.5%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at $100
  on 11/15/03)                                       6,070,000        6,052,458
Angelina and Neches River Authority
  Refunding - Temple-Inland Forest Products
  Corporation Project, 3.60%, Due 9/01/12
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                        7,350,000        7,350,000
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project:
  4.25%, Due 5/01/33 (Mandatory Put at
  $100 on 11/01/03)                                 23,500,000       23,514,335
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 on 4/01/04)                                   6,000,000        6,013,920
Deer Park, Texas Port Development
  Corporation IDR - Ashland Oil, Inc.
  Project, 3.04%, Due 10/01/03 (Putable at
  $100 and Rate Reset Effective on 5/08/03)          4,700,000        4,700,000
Ivy Walk Apartments Trust Variable Rate Pass-
  Thru Certificates, 1.36%, Due 3/01/07
  (Mandatory Put at $100 on 5/07/03)                 6,460,000        5,814,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company, 4.55% Due
  5/01/30 (Mandatory Put at $100 on 11/01/03):
  3.75%, Due 5/01/30                                20,790,000       20,840,936
  4.00%, Due 5/01/30                                 1,700,000        1,704,148
Tarrant County, Texas HFC MFHR -
  Windrush Project, 6.00%, Due 10/01/34
  (Mandatory Put at $100 on 10/01/03)                3,780,000        3,780,000
Texarkana, Texas HFC MFHR - Tanglewood
  Terrace Apartments Project, 5.25%, Due
  6/01/29 (Mandatory Put at $100 on 6/01/03)         4,215,000        3,582,750

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Trinity River Authority PCR Revenue -
  TXU Electric Company Project, 4.90%, Due
  5/01/28 (Mandatory Put at $100 on 5/01/03)      $ 10,025,000  $    10,025,000
Waller County, Texas IDC IDR - McKesson
  Water Products Projects, 2.45%,
  Due 10/30/26 (Putable at $100 and
  Rate Reset Effective on 5/14/03)                   6,000,000        6,000,000
                                                                ---------------
                                                                     99,377,547
Virginia 1.5%
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put at
  $100 on 11/15/03)                                 16,500,000       16,858,380
Louisa, Virginia IDA Solid Waste and Sewer
  Disposal Revenue - Virginia Electric and
  Power Company Project, 3.40%, Due
  3/01/31 (Mandatory Put at $100 on 3/01/04)         9,685,000        9,803,544
                                                                ---------------
                                                                     26,661,924
Washington 0.3%
Lummi Nation, Washington Revenue - Life
  Assisted Living Project, 2.35%, Due 9/01/24
  (Putable at $100 and Rate Reset Effective
  on 5/15/03) (i)                                    1,655,000        1,655,000
Yakima, Washington Housing Authority
  Revenue - Klickitat Valley Hospital Project,
  2.35%, Due 10/01/23 (Putable at $100 and
  Rate Reset Effective on 5/15/03) (i)               3,215,000        3,215,000
                                                                ---------------
                                                                      4,870,000
Wisconsin 1.0%
Delafield, Wisconsin Community
  Development Authority Revenue -
  University Lake School Project, 1.35%,
  Due 3/01/35 (Putable at $100 and Rate
  Reset Effective on 5/15/03) (i)                      720,000          720,000
Green Bay, Wisconsin Brown County
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project, 1.25%,
  Due 2/01/31 (Putable at $100 and Rate
  Reset Effective on 5/15/03) (i)                      200,000          200,000
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - Helwig Carbon Products
  Project, 1.55%, Due 11/01/28 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          1,895,000        1,895,000
Milwaukee, Wisconsin Redevelopment
  Authority Revenue - Cathedral Place
  Parking Facility Project, 1.60%, Due
  5/01/25 (Putable at $100 and Rate Reset
  Effective on 5/08/03) (i)                             95,000           95,000
Sheboygan, Wisconsin PCR - Wisconsin
  Power and Light Company Project, 1.75%,
  Due 9/01/15 (Putable at $100 and Rate
  Reset Effective on 5/02/03)                       14,600,000       14,600,000
                                                                ---------------
                                                                     17,510,000
Wyoming 1.1%
Albany County, Wyoming PCR - Union
  Pacific Railroad Company Project, 3.00%,
  Due 12/01/15 (Mandatory Put at $100
  on 12/01/03)                                         850,000          851,573
Converse County, Wyoming PCR Refunding,
  2.90%, Due 7/01/06 (Putable at $100 and
  Rate Reset Effective on 5/08/03)                  10,000,000       10,000,000
Gillette, Campbell County, Wyoming
  Environmental Improvement Revenue -
  Black Hills Power and Light Company
  Project, 2.95%, Due 6/01/24 (Putable at
  $100 and Rate Reset Effective on 5/08/03)          2,855,000        2,855,000
Sweetwater County, Wyoming PCR
  Refunding, 2.90%, Due 12/01/05 (Putable
  at $100 and Rate Reset Effective on 5/08/03        6,305,000        6,305,000
                                                                ---------------
                                                                     20,011,573
                                                                ---------------
Total Variable Rate Put Bonds                                       840,436,159
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,034,164,561)                1,030,626,917
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,823,812,976) 101.0%      1,823,874,561
Other Assets and Liabilities, Net (1.0%)                            (18,039,493)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 1,805,835,068
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                    Expiration     Face Amount    Appreciation
                                       Date         at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
526  Five-Year U.S. Treasury Notes      6/03     $ (59,832,500)  $     (444,000)
 85  Two-Year U.S. Treasury Notes       6/03       (18,352,031)         (65,000)

                   STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Put Bonds 102.1%
Colorado 3.3%
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (i)        $     515,000         2.06%   5/08/03     $       515,000

Florida 87.1%
Broward County, Florida HFA MFHR (i)                                            535,000         1.40    5/08/03             535,000
Broward County, Florida Health Facilities Authority Revenue Refunding -
  John Knox Village Project (i)                                                 300,000         1.40    5/01/03             300,000
Coconut Creek, Florida IDR - Elite Aluminum Corporation Project (i)           1,500,000         1.45    5/08/03           1,500,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG FLORIDA MUNICIPAL MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Florida HFC MFMR - Bridgewater Club Project (i)                           $   1,610,000         1.45%   5/08/03     $     1,610,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue
  Refunding - Delta Air Lines Project (i)                                       800,000         3.00    5/08/03             800,000
Hillsborough County, Florida IDA IDL - Seaboard Tampa Terminals
  Project (i)                                                                   500,000         1.45    5/08/03             500,000
Jacksonville, Florida Economic Development Commission IDR (i):
  STI Project                                                                 2,010,000         1.45    5/08/03           2,010,000
  Tremron Jacksonville Project                                                2,660,000         1.60    5/08/03           2,660,000
Martin County, Florida Waste Disposal Revenue - Florida Power & Light
  Company Project                                                             1,400,000         1.42    5/01/03           1,400,000
Orange County, Florida IDA Revenue (i)                                          500,000         1.40    5/08/03             500,000
Sarasota County, Florida Utility Systems Revenue (i)                          1,600,000         1.42    5/08/03           1,600,000
Volusia County, Florida HFA MFHR - Sun Pointe Apartments Project (i)            175,000         1.40    5/08/03             175,000
                                                                                                                    ---------------
                                                                                                                         13,590,000
Illinois 9.8%
Lakemoor, Illinois MFHR (i)                                                   1,520,000         1.56    5/08/03           1,520,000

Texas 1.9%
Katy, Texas Independent School District GO - School Building
  Project (i)                                                                   300,000         1.35    4/01/04             300,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds 102.1%                                                                                     15,925,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 102.1%                                                                                   15,925,000
Other Assets and Liabilities, Net (2.1%)                                                                                   (327,684)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $    15,597,316
===================================================================================================================================

                            STRONG MONEY MARKET FUND

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.2%
Royal Bank of Canada                                                      $   2,900,000         1.35%   5/01/03     $     2,900,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                             2,900,000
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 52.3%
Alaska HFC                                                                   21,000,000         1.27    5/13/03          20,991,110
American Honda Finance Corporation (i)                                       10,000,000         1.25    5/28/03           9,990,625
Amstel Funding Corporation (b) (i)                                           14,700,000         1.25    5/05/03          14,697,958
                                                                              4,922,000         1.25    7/15/03           4,909,182
Barton Capital Corporation (b) (i)                                            6,221,000         1.25    5/02/03           6,220,784
                                                                              4,729,000         1.25    5/12/03           4,727,194
                                                                              4,772,000         1.25    5/15/03           4,769,680
                                                                              1,900,000         1.28    5/07/03           1,899,595
                                                                              3,500,000         1.35    5/01/03           3,500,000
Blue Ridge Asset Funding Corporation (b) (i)                                  5,000,000         1.25    5/05/03           4,999,306
                                                                             16,000,000         1.26    5/22/03          15,988,240
CBA Delaware Finance, Inc. (i)                                               21,800,000         1.36    5/01/03          21,800,000
California PCFA Environmental Improvement Revenue (i)                        18,900,000         1.30    5/06/03          18,900,000
Chevron UK Investment PLC (b) (i)                                             9,000,000         1.24    6/03/03           8,989,770
Compass Securitization LLC (b) (i)                                            6,269,000         1.26    5/23/03           6,264,173
                                                                              7,355,000         1.27    5/05/03           7,353,962
                                                                              7,476,000         1.27    5/14/03           7,472,571
Danske Corporation (i)                                                       16,200,000         1.25    5/27/03          16,185,375
Delaware Funding Corporation (b) (i)                                          3,000,000         1.26    5/20/03           2,998,005
                                                                             22,000,000         1.26    5/22/03          21,983,830
Forrestal Funding Master Trust (b)                                           13,309,000         1.25    5/06/03          13,306,689
                                                                              2,091,000         1.25    5/12/03           2,090,201
                                                                              5,872,000         1.27    5/28/03           5,866,407
Fortis Funding LLC (b) (i)                                                   25,000,000         1.25    5/22/03          24,981,771
Fountain Square Commercial Corporation (b)                                   18,000,000         1.25    5/12/03          17,993,125
                                                                              9,000,000         1.25    5/29/03           8,991,250
General Dynamics Corporation (b)                                              3,519,000         1.24    5/02/03           3,518,879
Gulf Coast IDA Environmental Facilities Revenue (i)                           5,000,000         1.30    5/08/03           5,000,000
Gulf Coast Waste Disposal Authority PCR (i)                                  20,000,000         1.28    5/05/03          20,000,000

--------------------------------------------------------------------------------
                      STRONG MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Henkel Corporation (b) (i)                                                $  13,000,000         1.24%   5/23/03     $    12,990,149
Kitty Hawk Funding Corporation (b) (i)                                       15,000,000         1.26    5/16/03          14,992,125
                                                                              6,605,000         1.26    5/19/03           6,600,839
Knight Ridder, Inc. (b)                                                      25,000,000         1.24    5/01/03          25,000,000
Lexington Parker Capital Corporation (b)                                      7,529,000         1.26    5/20/03           7,523,993
                                                                             20,131,000         1.27    5/21/03          20,116,796
Liberty Street Funding Corporation (b) (i)                                   17,000,000         1.26    5/28/03          16,983,935
                                                                              4,000,000         1.27    5/09/03           3,998,871
Long Island College Hospital (i)                                              3,000,000         1.33    5/05/03           2,999,557
MGIC Investment Corporation (b)                                              15,000,000         1.29    5/21/03          14,989,250
                                                                              3,000,000         1.38    5/01/03           3,000,000
Market Street Funding Corporation (b) (i)                                     6,163,000         1.26    5/05/03           6,162,137
                                                                             16,340,000         1.26    5/23/03          16,327,418
National Australia Funding, Inc. (i)                                          4,938,000         1.25    5/02/03           4,937,829
Nieuw Amsterdam Receivables Corporation (b) (i)                               3,768,000         1.26    5/01/03           3,768,000
                                                                              7,040,000         1.26    5/01/03           7,040,000
                                                                              5,811,000         1.26    5/12/03           5,808,763
                                                                              3,181,000         1.27    5/27/03           3,178,082
                                                                              1,880,000         1.28    5/14/03           1,879,131
Nordea North America, Inc. (i)                                               10,000,000         1.26    5/22/03           9,992,679
Oakland-Alameda County, California Coliseum Authority Lease Revenue (i)      18,500,000         1.27    6/06/03          18,500,000
                                                                             28,100,000         1.30    6/09/03          28,100,000
Old Line Funding Corporation (b) (i)                                          8,192,000         1.23    5/09/03           8,189,761
                                                                              6,623,000         1.25    5/01/03           6,623,000
                                                                              5,000,000         1.26    5/14/03           4,997,725
Rio Tinto, Ltd. (b) (i)                                                      10,462,000         1.25    5/19/03          10,455,461
                                                                              9,525,000         1.25    6/13/03           9,510,779
                                                                              3,720,000         1.25    6/16/03           3,714,058
Royal Bank of Scotland PLC                                                   20,000,000         1.24    5/08/03          19,995,178
Sheffield Receivables Corporation (b) (i)                                     1,985,000         1.25    5/01/03           1,985,000
                                                                              3,600,000         1.26    5/15/03           3,598,236
                                                                             11,275,000         1.26    5/21/03          11,267,108
                                                                              4,040,000         1.27    5/30/03           4,035,867
Spintab-Swedmortgage AB                                                      29,000,000         1.26    5/07/03          28,993,910
Steamboat Funding Corporation (b) (i)                                        19,600,000         1.26    5/07/03          19,595,893
Stellar Funding Group, Inc. (b) (i)                                           9,226,000         1.26    5/12/03           9,222,458
                                                                              8,220,000         1.26    5/22/03           8,213,958
                                                                              3,720,000         1.26    5/23/03           3,717,136
Swedbank Foreningssparbanken AB                                              22,000,000         1.25    5/13/03          21,990,870
Sydney Capital, Inc. (b) (i)                                                  6,860,000         1.26    5/12/03           6,857,359
                                                                             18,165,000         1.27    5/14/03          18,156,669
                                                                              2,971,000         1.27    5/15/03           2,969,533
Tasman Funding, Inc. (b) (i)                                                  4,740,000         1.26    5/05/03           4,739,336
                                                                              9,744,000         1.26    5/12/03           9,740,225
                                                                              6,223,000         1.27    5/20/03           6,218,829
Three Pillars Funding Corporation (b) (i)                                    10,275,000         1.26    5/21/03          10,267,808
                                                                              3,914,000         1.27    5/12/03           3,912,481
                                                                              2,950,000         1.28    5/07/03           2,949,371
                                                                              4,592,000         1.28    5/19/03           4,589,061
Thunder Bay Funding, Inc. (b) (i)                                            10,509,000         1.26    5/05/03          10,507,529
                                                                             10,750,000         1.26    5/20/03          10,742,851
Toyota Credit De Puerto Rico Corporation                                      5,000,000         1.28    5/19/03           4,996,800
Triple-A One Funding Corporation (b) (i)                                      8,253,000         1.25    5/02/03           8,252,713
                                                                             15,000,000         1.26    5/08/03          14,996,325
                                                                              4,200,000         1.27    5/05/03           4,199,407
Tulip Funding Corporation (b) (i)                                             8,400,000         1.25    5/12/03           8,396,792
                                                                             11,600,000         1.26    5/27/03          11,589,444
UBN Delaware, Inc. (i)                                                       19,425,000         1.27    5/28/03          19,406,498
UBS Finance, Inc. (i)                                                        27,580,000         1.31    5/01/03          27,580,000
Variable Funding Capital Corporation (b) (i)                                 21,000,000         1.25    5/02/03          20,999,271
Waterfront Funding Corporation (b)                                            7,828,000         1.28    5/12/03           7,824,938
Windmill Funding Corporation (b) (i)                                          5,000,000         1.25    5/06/03           4,999,132
Yorkshire Building Society                                                   15,000,000         1.26    5/13/03          14,993,725
-----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                  957,271,731
-----------------------------------------------------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                      STRONG MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Promissory Notes 1.2%
Goldman Sachs & Company (i)                                               $  22,000,000         1.35%   5/05/03     $    22,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                                                   22,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 19.1%
Alabama Incentives Financing Authority Special Obligation                    19,185,000         1.35    5/07/03          19,185,000
Alaska HFC                                                                   29,575,000         1.33    5/07/03          29,575,000
Aurora, Kane & DuPage Counties, Illinois IDR                                  3,945,000         1.51    5/07/03           3,945,000
Botsford General Hospital Revenue                                             6,040,000         1.35    5/01/03           6,040,000
Brazos River Authority, Texas PCR                                            10,000,000         1.37    5/07/03          10,000,000
CEI Capital LLC                                                               3,770,000         1.34    5/01/03           3,770,000
Citigroup, Inc.                                                               4,000,000         1.42    5/30/03           4,000,316
Colorado HFA                                                                 11,895,000         1.54    5/07/03          11,895,000
Colorado Housing and Finance Authority SFMR                                  13,800,000         1.32    5/07/03          13,800,000
Concrete Company                                                             27,300,000         1.37    5/07/03          27,300,000
Convenience Holding Company LLC                                               3,050,000         1.37    5/07/03           3,050,000
Cornerstone Funding Corporation, Series 2001D                                 5,605,000         1.39    5/07/03           5,605,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue -
  University of Arkansas Project                                              5,170,000         1.37    5/07/03           5,170,000
Denver, Colorado City and County Airport Revenue Refunding                    2,500,000         1.35    5/07/03           2,500,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue -
  Giant Center Project                                                       17,365,000         1.35    5/07/03          17,365,000
ETC Holdings LLC                                                              5,500,000         1.35    5/01/03           5,500,000
First Union National Bank                                                     6,000,000         1.40    6/04/03           6,000,685
Franklin Avenue Associates LP                                                 9,000,000         1.35    5/07/03           9,000,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC               1,800,000         1.45    5/07/03           1,800,000
Headquarters Partnership, Ltd.                                                8,315,000         1.35    5/07/03           8,315,000
Health Midwest Ventures Group, Inc.                                           7,300,000         2.06    5/07/03           7,300,000
Kings Glen Apartments LLC                                                     7,581,000         1.35    5/07/03           7,581,000
Links Finance LLC                                                            20,000,000         1.29    5/15/03          20,000,000
Los Angeles, California Community Redevelopment Agency Refunding             25,000,000         1.37    5/07/03          25,000,000
Mississippi Business Finance Corporation IDR - GE Plastics Project            5,000,000         1.28    5/01/03           5,000,000
Moondance Enterprises LP                                                      8,650,000         1.35    5/07/03           8,650,000
New Jersey EDA EDR - MSNBC/CNBC Project                                       5,200,000         1.28    5/01/03           5,200,000
R.M. Greene, Inc.                                                             4,255,000         1.35    5/07/03           4,255,000
Radiation Oncology Partners LLP                                               5,245,000         1.35    5/07/03           5,245,000
Sussex, Wisconsin IDR - Rotating Equipment Project                            1,540,000         1.45    5/07/03           1,540,000
Thayer Properties LLC                                                        13,445,000         1.35    5/07/03          13,445,000
Tifton Mall, Inc.                                                             7,455,000         1.35    5/07/03           7,455,000
Todd Shopping Center LLC                                                     10,400,000         1.32    5/07/03          10,400,000
Virginia Health Services, Inc.                                                6,172,000         1.32    5/07/03           6,172,000
WLB, LLC                                                                     12,000,000         1.35    5/07/03          12,000,000
Woodland Park Apartments LLC                                                 15,515,000         1.35    5/07/03          15,515,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                   348,574,001
-----------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 15.1%
Federal Home Loan Bank Bonds:
  1.25%, Due 4/08/04                                                         31,000,000         1.25    4/08/04          30,982,829
  1.29%, Due 4/13/04                                                         21,000,000         1.29    4/13/04          21,000,000
  1.30%, Due 4/12/04                                                         20,000,000         1.30    4/12/04          20,000,000
  1.40%, Due 5/10/04                                                         25,000,000         1.40    5/10/04          25,000,000
  1.41%, Due 4/16/04                                                         15,000,000         1.41    4/16/04          15,000,000
  1.44%, Due 3/05/04                                                         50,000,000         1.44    3/05/04          50,000,000
  1.445%, Due 3/26/04                                                        24,000,000         1.45    3/26/04          24,000,000
  1.45%, Due 3/19/04                                                         49,000,000         1.45    3/19/04          49,000,000
  2.60%, Due 6/03/03                                                         12,000,000         2.60    6/03/03          12,000,000
FNMA Notes, 1.45%, Due 5/14/04                                               30,000,000         1.45    5/14/04          30,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                          276,982,829
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 12.1%
ABN AMRO Inc. (Dated 4/30/03), 1.26%, Due 5/01/03 (Repurchase proceeds
  $171,319,952); Collateralized by: United States Government & Agency
  Issues (g)                                                                167,960,000         1.26    5/01/03         167,960,000

--------------------------------------------------------------------------------

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Inc. (Dated 4/30/03), 1.34%, Due 5/01/03 (Repurchase proceeds
  $53,461,989); Collateralized by: United States Government & Agency
  Issues (g)                                                              $  53,460,000         1.34%   5/01/03     $    53,460,000
State Street Bank (Dated 4/30/03), 1.00%, Due 5/01/03 (Repurchase
  proceeds $1,600); Collateralized by: United States Government &
  Agency Issues (g)                                                               1,600         1.00    5/01/03               1,600
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                             221,421,600
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                                1,829,150,161
Other Assets and Liabilities, Net (0.0%)                                                                                   (218,963)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $ 1,828,931,198
===================================================================================================================================

                       STRONG MUNICIPAL MONEY MARKET FUND

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 0.8%
Illinois 0.4%
Cook County, Illinois 2.70% Wheeling Community
  Consolidated School District Number 021 Tax Anticipation Warrants       $   7,430,000         2.03%   6/16/03     $     7,436,421

Oregon 0.4%
Gresham, Oregon 4.00% TRAN                                                    7,375,000         2.07    6/30/03           7,398,775
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                    14,835,196
-----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Put Bonds 99.1%
Alabama 5.6%
Alabama HFA MFHR - Lakeshore Crossing Apartments Project (i)                  8,710,000         1.76    5/08/03           8,710,000
Alabama HFA SFMR (i):
  Series A                                                                   17,805,000         1.66    5/08/03          17,805,000
  Series B                                                                   19,490,000         1.66    5/08/03          19,490,000
  Series C                                                                   20,465,000         1.66    5/08/03          20,465,000
Alabama IDA IDR - Whitesell Project (i)                                       3,200,000         1.60    5/08/03           3,200,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project (i)               10,000,000         1.76    5/08/03          10,000,000
Butler County, Alabama IDA IDR - Butler County Industry Project (i)             970,000         1.75    5/08/03             970,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (i)                    2,570,000         1.60    5/08/03           2,570,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc. Project (i)           310,000         1.65    5/08/03             310,000
Mobile, Alabama IDB Revenue - Alabama Power Company Project (i)               6,000,000         1.45    5/01/03           6,000,000
Montgomery, Alabama IDB IDR - Piknik Properties, Inc. Project (i)             5,455,000         1.45    5/08/03           5,455,000
Montgomery, Alabama IDB Revenue (i):
  Asphalt Contractors, Inc. Project                                             800,000         1.60    5/08/03             800,000
  Norment Industries, Inc. Project                                            1,680,000         1.65    5/08/03           1,680,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (i)                               890,000         1.70    5/08/03             890,000
Shelby County, Alabama Economic and IDA Revenue -
  MD Henry Company, Inc. Project (i)                                          1,375,000         1.76    5/08/03           1,375,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project (i)          2,090,000         1.65    5/08/03           2,090,000
                                                                                                                    ---------------
                                                                                                                        101,810,000
Alaska 0.2%
Alaska Industrial Development and Export Authority (i):
  Lot 10                                                                         50,000         1.86    5/08/03              50,000
  Lot 12                                                                        725,000         1.86    5/08/03             725,000
Valdez, Alaska Marine Terminal Revenue Refunding - Phillips
  Transportation, Inc. Project                                                3,000,000         3.00    5/01/03           3,000,000
                                                                                                                    ---------------
                                                                                                                          3,775,000
Arizona 1.3%
First Matrix Charter School Trust Pass-Thru Certificates (i)                 17,529,000         1.86    5/08/03          17,529,000
Glendale, Arizona IDA IDR - Sto Corporation Project (i)                       1,700,000         2.45   12/01/03           1,700,000
Phoenix, Arizona IDA MFHR (h) (i)                                             5,130,000         2.18    6/15/03           5,130,000
                                                                                                                    ---------------
                                                                                                                         24,359,000
Arkansas 1.4%
Arkansas DFA IDR - Universal Forest Products Project (i)                      1,180,000         1.55    5/08/03           1,180,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Benton County, Arkansas Public Facilities Board MFHR:
  Chapelridge Project (i)                                                 $   5,500,000         1.76%  11/01/03     $     5,500,000
  Rogers Commons Apartments Project (h)                                      11,000,000         1.76   11/26/03          11,000,000
Clark County, Arkansas Solid Waste Disposal Revenue - Alcoa, Inc.
  Project                                                                     3,750,000         1.86    5/08/03           3,750,000
Pulaski County, Arkansas Public Facilities Board MFHR Refunding -
  Waterford Apartments Project (i)                                            2,500,000         1.24    6/01/03           2,500,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project (i)           2,000,000         1.65    5/08/03           2,000,000
                                                                                                                    ---------------
                                                                                                                         25,930,000
California 6.2%
California PCFA PCR Floating Rate Trust Receipts (i)                         49,900,000         2.07    5/08/03          49,900,000
California PCFA PCR Refunding - Pacific Gas & Electric Corporation
  Project (i)                                                                 2,100,000         1.43    5/01/03           2,100,000
California Statewide Communities Development Corporate Revenue (i):
  American Kleaner Project                                                    2,495,000         2.10    5/08/03           2,495,000
  Chino Basin Municipal Water Project                                         2,820,000         2.10    5/08/03           2,820,000
  Karcher Property Project                                                    3,560,000         2.10    5/08/03           3,560,000
Chula Vista, California IDR (h) (i)                                          24,700,000         1.50   12/01/03          24,700,000
Glenn, California IDA IDR - Land O' Lakes, Inc. Project (i)                   2,900,000         1.55    5/08/03           2,900,000
Los Angeles, California Water and Power Revenue (i)                           9,000,000         1.35    5/08/03           9,000,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc.
  Project (i)                                                                 2,400,000         2.55    5/08/03           2,400,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project (i)                3,050,000         3.24    5/08/03           3,050,000
Riverside County, California IDA IDR - Triple H Processors Project (i)        1,920,000         2.00    5/08/03           1,920,000
San Jose, California MFHR (i)                                                 8,375,000         1.55    5/08/03           8,375,000
San Marcos, California IDA IDR - Tri-M Company Project (i)                      845,000         2.21    5/08/03             845,000
                                                                                                                    ---------------
                                                                                                                        114,065,000
Colorado 5.6%
Colorado HFA EDR:
  Casa Rosa and Denver Gasket Project (i)                                     1,840,000         1.70    5/08/03           1,840,000
  High Desert Properties Project (i)                                          2,740,000         1.75    5/08/03           2,740,000
  National Bedding Company, Inc. Project (i)                                  2,500,000         1.65    5/08/03           2,500,000
Denver, Colorado City and County SFMR Refunding (i)                           8,880,000         1.30    5/25/03           8,880,000
El Paso County, Colorado SFMR Refunding (i):
  Series A                                                                   14,636,000         1.30    5/25/03          14,636,000
  Series B                                                                    1,180,000         1.32    2/25/04           1,180,000
Fort Collins, Colorado EDR Refunding - Comridge Project (i)                   2,485,000         1.70    5/08/03           2,485,000
Hudson, Colorado IDR (i)                                                      1,250,000         1.60    5/08/03           1,250,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (i)            2,715,000         2.06    5/08/03           2,715,000
Munimae Canterbury Trust Pass-Thru Certificates (i)                          12,330,000         1.76    5/08/03          12,330,000
Roaring Fork Municipal Products LLC                                          50,535,000         1.61    5/08/03          50,535,000
Weld County, Colorado Revenue - MAK Group Project (i)                         1,250,000         1.65    5/08/03           1,250,000
                                                                                                                    ---------------
                                                                                                                        102,341,000
Florida 0.2%
Jacksonville, Florida Economic Development Commission IDR (i):
  STI Project                                                                 1,665,000         1.45    5/08/03           1,665,000
  Tremron Jacksonville Project                                                   55,000         1.60    5/08/03              55,000
Saint Lucie County, Florida PCR                                               2,000,000         1.37    5/01/03           2,000,000
                                                                                                                    ---------------
                                                                                                                          3,720,000
Georgia 4.1%
Bulloch County, Georgia Development Authority
  Solid Waste Disposal Revenue - Apogee Enterprises, Inc. Project (i)         5,400,000         1.62    5/08/03           5,400,000
Clayton County, Georgia Development Authority Special Facilities
  Revenue - Delta Air Lines Project (i)                                      19,500,000         3.05    5/08/03          19,500,000
Columbus, Georgia Development Authority Revenue Refunding -
  Jordan Company Project (i)                                                    955,000         1.70    5/08/03             955,000
Crisp County, Georgia Solid Waste Management Authority Revenue (i)           28,995,000         1.77    5/08/03          28,995,000
Fulton County, Georgia Development Authority Revenue -
  Darby Printing Company Project (i)                                            850,000         1.50    5/08/03             850,000
Fulton County, Georgia Housing Authority MFHR Refunding -
  Orchard Spring Apartments Project (i)                                      13,500,000         1.70    6/01/03          13,500,000
La Grange, Georgia Development Authority Revenue Refunding -
  Sara Lee Corporation Project                                                4,000,000         1.85    5/08/03           4,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (i)          945,000         1.81    5/08/03             945,000
                                                                                                                    ---------------
                                                                                                                         74,145,000

--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii 0.9%
Hawaii Department of Budget and Finance Special Purpose
  Mortgage Revenue - Wailuku River Hydroelectric Project (i)     $   15,949,000             3.00%          5/08/03   $   15,949,000

Idaho 0.3%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics
  Project (i)                                                         4,665,000             1.55           5/08/03        4,665,000

Illinois 7.5%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower
  Apartments Project (i)                                              7,050,000             2.55           5/08/03        7,050,000
Aurora, Illinois SFMR                                                41,074,475             1.30           5/08/03       41,074,475
Aurora, Kane & DuPage Counties, Illinois IDR (i)                      1,100,000             1.58           5/08/03        1,100,000
Aurora, Kane & DuPage Counties, Illinois and Springfield,
  Sangamon County, Illinois SFMR                                     22,185,000             1.30           5/08/03       22,185,000
Carol Stream, Illinois IDR - MI Enterprises Project (i)               1,640,000             1.60           5/08/03        1,640,000
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas,
  Ltd. Project                                                       18,750,000             1.50           9/25/03       18,750,000
Chicago, Illinois IDR - Bullen Midwest, Inc. Project (i)              1,475,000             1.64           5/08/03        1,475,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (i)          1,245,000             1.76           5/08/03        1,245,000
Clipper Brigantine Tax-Exempt Certificates Trust (i):
  Series 2000-2                                                          15,000             1.71           5/08/03           15,000
  Series 2001-1                                                          11,000             1.71           5/08/03           11,000
Geneva, Illinois IDR - Continental Envelope Project (i)               2,585,000             1.60           5/08/03        2,585,000
Illinois DFA IDR (i):
  Apogee Enterprises, Inc. Project                                    1,000,000             1.62           5/08/03        1,000,000
  Homak Manufacturing Company, Inc. Project                           4,095,000             1.60           5/08/03        4,095,000
  Icon Metalcraft, Inc. Project                                       1,640,000             1.60           5/08/03        1,640,000
  JVM LLC Project                                                     1,935,000             1.75           5/08/03        1,935,000
  Knead Dough Baking Company Project                                  4,145,000             1.60           5/08/03        4,145,000
  MCL, Inc. Project                                                   4,775,000             1.60           5/08/03        4,775,000
  Wave, Inc. Project                                                  3,500,000             1.65           5/08/03        3,500,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical
  Industries Project (i)                                              1,700,000             1.55           5/08/03        1,700,000
Iroquois County, Illinois IDR - Swissland Packing Company
  Project (i)                                                         2,600,000             1.60           5/08/03        2,600,000
Lake County, Illinois IBR - Okamato Corporation Project (i)           2,200,000             4.36           5/08/03        2,200,000
Lake County, Illinois IDR - Brown Paper Goods Project (i)             3,435,000             1.70           5/08/03        3,435,000
Phoenix Realty Special Account MFHR - Brightons Mark
  Project (i)                                                         8,075,000             1.81           5/08/03        8,075,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard
  Project (i)                                                         1,610,000             1.75           5/08/03        1,610,000
                                                                                                                     --------------
                                                                                                                        137,840,475
Indiana 2.1%
Brownsburg, Indiana EDR - Zanetis Enterprises Project (i)             2,500,000             1.65           5/08/03        2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company
  Project (i)                                                         7,200,000             1.58           5/08/03        7,200,000
Indianapolis, Indiana Airport Authority Revenue (i)                  16,060,000             1.72           5/08/03       16,060,000
Indianapolis, Indiana Airport Facility Revenue (i)                    2,000,000             1.67           5/08/03        2,000,000
Indianapolis Industrial EDR - Roth Companies, Inc.
  Project (i)                                                         2,500,000             1.60           5/08/03        2,500,000
Shelbyville, Indiana EDR - AFR Properties and American
  Resources Projects (i)                                              2,150,000             1.70           5/08/03        2,150,000
Westfield, Indiana EDR - Standard Locknut, Inc. Project (i)           2,195,000             1.65           5/08/03        2,195,000
Westfield, Indiana IDR - Standard Locknut, Inc. Project (i)           1,795,000             1.65           5/08/03        1,795,000
Whiting, Indiana Environmental Facilities Revenue - Amoco Oil
  Company Project (i)                                                 1,700,000             1.40           5/01/03        1,700,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project (i)              1,000,000             1.65           5/08/03        1,000,000
                                                                                                                     --------------
                                                                                                                         39,100,000
Iowa 0.5%
Eldridge, Iowa IDR - American Finishing Resources, Inc. (i)           1,515,000             1.75           5/08/03        1,515,000
Iowa Finance Authority IDR (i):
  Dixie Bedding Company Project                                       3,000,000             2.05           5/08/03        3,000,000
  First Cooperative Association Project                               2,800,000             1.60           5/08/03        2,800,000
Scott County, Iowa Industrial Waste Revenue - Nichols
  Aluminum Project (i)                                                2,400,000             1.65           5/08/03        2,400,000
                                                                                                                     --------------
                                                                                                                          9,715,000
Kansas 0.2%
Nemaha County, Kansas IDR - Midwest Ag Service LLC
  Project (i)                                                         3,600,000             1.60           5/08/03        3,600,000

Kentucky 8.5%
Bardstown, Kentucky IBR - Linpac Materials Handling
  Project (i)                                                         5,580,000             1.60           5/08/03        5,580,000
Daviess County, Kentucky MFHR Refunding - Park Regency
  Apartments Project (i)                                              4,155,000             1.60           5/08/03        4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA,
  Ltd. Project (i)                                                    7,815,000             1.70           5/08/03        7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program
  Project (i)                                                        61,610,000             1.65           5/08/03       61,610,000
Lexington-Fayette Urban County, Kentucky Airport Corporation
  First Mortgage Revenue (i)                                          9,000,000             1.40           5/01/03        9,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Madisonville, Kentucky IBR - Period, Inc. Project (i)            $    3,390,000             1.55%          5/08/03   $    3,390,000
Marshall County, Kentucky IBR - Consolidated Waste Project            4,100,000             1.25           6/01/03        4,100,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (i)        10,000,000             1.60           5/08/03       10,000,000
Warren County, Kentucky SFMR                                         50,000,000             1.30           5/08/03       50,000,000
                                                                                                                     --------------
                                                                                                                        155,650,000
Louisiana 1.8%
Ascension Parish, Louisiana Revenue - BASF Corporation
  Project                                                             5,000,000             1.55           5/01/03        5,000,000
Caddo-Bossier Parishes, Louisiana Port Commission Revenue -
  Shreveport Fabricators Project (i)                                  1,350,000             2.45           5/08/03        1,350,000
Iberville Parish, Louisiana Revenue Refunding - Dow Chemical
  Company Project                                                     7,500,000             1.90           5/01/03        7,500,000
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation
  Project                                                             4,600,000             2.00           5/01/03        4,600,000
Louisiana Local Government Environmental Facilities and
  Community Development Authority Revenue - Caddo-Bossier
  Parishes Project (i)                                                1,500,000             2.45           5/08/03        1,500,000
Plaquemines, Louisiana Port Harbor and Terminal District Port
  Facilities Revenue - Chevron Pipe Line Company Project             13,000,000             1.55           9/01/03       13,000,000
                                                                                                                     --------------
                                                                                                                         32,950,000
Maine 0.3%
Maine Finance Authority Revenue - William Arthur, Inc.
  Project (i):
  Series 1997                                                         1,500,000             1.70           5/08/03        1,500,000
  Series 1998                                                         3,500,000             1.70           5/08/03        3,500,000
                                                                                                                     --------------
                                                                                                                          5,000,000
Maryland 0.9%
Capital View II LP Tax-Exempt Bond Grantor Trust (h) (i)              6,380,000             1.60           5/01/03        6,380,000
Maryland EDC IDR - Lenmar, Inc. Project (i)                           5,015,000             1.61           5/08/03        5,015,000
Washington County, Maryland EDR - Tandy Project                       5,100,000             2.45           5/08/03        5,100,000
                                                                                                                     --------------
                                                                                                                         16,495,000
Massachusetts 1.2%
Massachusetts Development Finance Agency MFHR - Bay Village
  Housing Authority Project                                          11,300,000             1.25           5/08/03       11,300,000
Massachusetts Industrial Finance Agency IDR (i):
  Barker Steel Company Issue Project                                  1,300,000             1.70           5/08/03        1,300,000
  Portland Causeway Realty Trust                                      2,600,000             1.50           5/08/03        2,600,000
Salem, Massachusetts IDFA IDR - Applied Extrusion
  Technologies, Inc. Project (i)                                      6,500,000             1.50           5/08/03        6,500,000
                                                                                                                     --------------
                                                                                                                         21,700,000
Michigan 0.8%
Michigan Strategic Fund, Ltd. Obligation Revenue (i):
  Drake Enterprises Project                                           3,400,000             1.60           5/08/03        3,400,000
  Height Investments Project                                          5,400,000             1.60           5/08/03        5,400,000
  Midwest Kellering Company Project                                   2,600,000             1.60           5/08/03        2,600,000
  Sligh Furniture Company Project                                     2,700,000             1.60           5/08/03        2,700,000
Midland County, Michigan EDC Economic Development Obligation
  Revenue - Dow Chemical Company Project                              1,000,000             1.95            5/01/03       1,000,000
                                                                                                                     --------------
                                                                                                                         15,100,000
Minnesota 2.4%
Buffalo, Minnesota IDR - Ekon Powder Coating Project (i)              1,930,000             1.65           5/08/03        1,930,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project (i)                          5,750,000             1.65           5/08/03        5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc.
  Project (i)                                                           835,000             1.62           5/08/03          835,000
New Brighton, Minnesota IDR - Donatelle Holdings Project (i)          2,425,000             1.65           5/08/03        2,425,000
Princeton, Minnesota IDR - Plastic Products Company, Inc.
  Project (i)                                                           400,000             1.65           5/08/03          400,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation
  Project (i)                                                         1,240,000             1.65           5/08/03        1,240,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation
  Project (i)                                                         4,675,000             1.60           5/08/03        4,675,000
Rochester, Minnesota MFHR - Weatherstone Townhomes Apartments
  Project (h) (i)                                                    20,000,000             1.61           5/01/03       20,000,000
Saint Paul, Minnesota Port IDR Revenue (i)                            3,255,000             1.65           5/08/03        3,255,000
Sherburne County, Minnesota Housing and Redevelopment
  Authority IDR - Apperts, Inc. Project (i)                           3,640,000             1.75           5/01/03        3,640,000
                                                                                                                     --------------
                                                                                                                         44,150,000
Mississippi 2.1%
Jackson, Mississippi Housing Authority MFHR - Arbor Park
  Apartments Project (i)                                              5,640,000             1.75          12/01/03        5,640,000
Mississippi Business Finance Corporation IDR (i):
  Barclay Furniture Company Project                                   1,300,000             1.70           5/08/03        1,300,000
  Polks Meat Products, Inc. Project                                   3,300,000             1.75           5/08/03        3,300,000

--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Business Finance Corporation Revenue (i):
  ABT Company, Inc. Project                                      $    1,000,000             1.50%          5/08/03   $    1,000,000
  Arch Aluminum & Glass Project                                       1,500,000             1.55           5/08/03        1,500,000
Mississippi Business Finance Corporation Solid Waste Disposal
  Revenue Refunding - Mississippi Power Company Project               1,300,000             1.50           5/01/03        1,300,000
Mississippi Regional Housing Authority Number 2 MFHR (i):
  Laurel Park Apartments Project                                      7,800,000             2.25           6/01/03        7,800,000
  Terrace Park Apartments Project                                    10,500,000             2.45           5/01/03       10,500,000
Mississippi Regional Housing Authority Number 8 MFHR -
  Magnolia Park Apartments Project (i)                                6,200,000             1.50           3/01/04        6,200,000
                                                                                                                     --------------
                                                                                                                         38,540,000
Missouri 1.2%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber
  Products Project (i)                                                3,300,000             1.60           5/08/03        3,300,000
Missouri Development Finance Board IDR - MFA, Inc.
  Project (i):
  Series A                                                            1,990,000             1.60           5/08/03        1,990,000
  Series B                                                              265,000             1.60           5/08/03          265,000
Springfield, Missouri IDA Revenue - DMP Properties LLC
  Project (i)                                                         2,255,000             1.61           5/08/03        2,255,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries
  Project (i)                                                         6,110,000             1.66           5/08/03        6,110,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project (i)              2,000,000             1.71           5/08/03        2,000,000
Washington, Missouri IDA IDR - Clemco Industries Project (i)          5,000,000             1.66           5/08/03        5,000,000
                                                                                                                     --------------
                                                                                                                         20,920,000
Nebraska 0.7%
Adams County, Nebraska IDR - Hastings EDC Project (i)                 1,790,000             1.65           5/08/03        1,790,000
Boone County, Nebraska IDR - Global Industries, Inc.
  Project (i)                                                         3,400,000             1.65           5/08/03        3,400,000
Hall County, Nebraska IDR (i)                                         2,580,000             1.65           5/08/03        2,580,000
Lancaster County, Nebraska Hospital Authority Health
  Facilities Revenue - Immanuel Health Systems Project (i)            4,150,000             1.36           5/01/03        4,150,000
                                                                                                                     --------------
                                                                                                                         11,920,000
Nevada 0.1%
Sparks, Nevada EDR - RIX Industries Project (i)                       2,035,000             1.65           5/08/03        2,035,000

New Hampshire 0.3%
New Hampshire Business Finance Authority Industrial Facility
  Revenue - Nickerson Assembly Company Project (i)                    1,230,000             1.75           5/08/03        1,230,000
New Hampshire IDA (i)                                                 5,000,000             2.10           5/08/03        5,000,000
                                                                                                                     --------------
                                                                                                                          6,230,000
New Jersey 0.3%
New Jersey EDA EDR - Black Horse Pike, Ltd. Project (i)               5,400,000             2.86           5/08/03        5,400,000

New Mexico 0.4%
New Mexico Housing Authority Region III MFHR - Vista Del Rio
  Apartments Project (h) (i)                                          3,220,000             1.76          12/09/03        3,220,000
New Mexico Regional Housing Region II MFHR - San Clemente
  Apartments Project (i)                                              3,200,000             1.76          12/09/03        3,200,000
                                                                                                                     --------------
                                                                                                                          6,420,000
New York 1.9%
New York Housing Finance Agency Revenue - 360 West 43rd
  Street Housing Project (i):
  Series 2002                                                        16,700,000             1.55           5/08/03       16,700,000
  Series 2003                                                         7,600,000             1.55           5/08/03        7,600,000
New York Housing Finance Agency Revenue - Theatre Row TWR
  Project (i)                                                         9,800,000             1.55           5/08/03        9,800,000
                                                                                                                     --------------
                                                                                                                         34,100,000
North Carolina 0.6%
Craven County, North Carolina Industrial Facilities and PCFA
  IDR - Wheatstone Corporation Project (i)                            2,720,000             1.60           5/08/03        2,720,000
Guilford County, North Carolina Industrial Facilities and
  PCFA Revenue - Crescent Sleep Products Project (i)                  5,900,000             2.05           5/08/03        5,900,000
Hoke County, North Carolina Industrial Facilities and PCFA
  IDR - Triangle Building Supply, Inc. Project (i)                    1,875,000             1.60           5/08/03        1,875,000
Wake County, North Carolina Industrial Facilities and PCFA
  Revenue - Carolina Power & Light Company Project (i)                1,125,000             1.87           5/08/03        1,125,000
                                                                                                                     --------------
                                                                                                                         11,620,000
North Dakota 0.2%
Traill County, North Dakota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project (i)                          3,580,000             1.65           5/08/03        3,580,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Ohio 1.4%
Blue Bell Tax-Exempt Bond Grantor Trust (h) (i)                  $    1,281,081             1.55%          5/08/03   $    1,281,081
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and
  One Industry Drive, Inc. Projects (i)                               1,520,000             1.65           5/08/03        1,520,000
Franklin County, Ohio IDR - Lifeline Shelter System Project (i)       1,515,000             1.75           5/08/03        1,515,000
Gallia County, Ohio IDR - Harsco Corporation Project                  3,500,000             3.36           5/08/03        3,500,000
Montgomery County, Ohio IDR - Kroger County Project (i)               2,925,000             2.55           5/08/03        2,925,000
Oakwood, Ohio IDR - Sennett Steel Corporation Project (i)             2,000,000             1.62           5/08/03        2,000,000
Ohio Air Quality Development Authority PCR - Ohio Edison
  Company Project (i)                                                11,100,000             1.45           5/01/03       11,100,000
Ohio Solid Waste Revenue - BP Chemical, Inc. Project                  1,500,000             1.40           5/01/03        1,500,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (i)              485,000             3.60           5/08/03          485,000
                                                                                                                     --------------
                                                                                                                         25,826,081
Oklahoma 0.6%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc.
  Project (i)                                                         7,030,000             1.73           5/08/03        7,030,000
Tulsa, Oklahoma Industrial Authority Revenue - Tulsa County
  Housing Fund, Inc. Project (i)                                      4,200,000             1.45           5/08/03        4,200,000
                                                                                                                     --------------
                                                                                                                         11,230,000
Oregon 0.3%
Oregon EDR (i):
  Newsprint Project                                                   2,700,000             1.40           5/01/03        2,700,000
  Toyo Tanso USA, Inc. Project                                        3,000,000             4.06           5/08/03        3,000,000
                                                                                                                     --------------
                                                                                                                          5,700,000
Pennsylvania 1.4%
Bucks County, Pennsylvania IDA Revenue - Oxford Falls
  Project (i)                                                        10,000,000             2.36           5/08/03       10,000,000
Pennsylvania Higher Education Assistance Agency Student Loan
  Revenue Refunding (i):
  Series A                                                           10,000,000             2.01           7/01/03       10,005,768
  Series B                                                            4,000,000             2.02           7/01/03        4,004,635
Pittsburgh, Pennsylvania Urban Redevelopment Authority -
  Wood Street Commons Project (i)                                     1,845,000             2.13           5/08/03        1,845,000
                                                                                                                     --------------
                                                                                                                         25,855,403
South Carolina 1.6%
Charleston County, South Carolina Industrial Revenue - Tandy
  Corporation Project                                                 1,000,000             2.55           5/08/03        1,000,000
South Carolina Jobs EDA EDR (i):
  Alexander Machinery, Inc. Project                                   1,500,000             1.60           5/08/03        1,500,000
  Carolina Cotton Works, Inc. Project                                 1,900,000             1.62           5/08/03        1,900,000
  Conco Medical Products Project                                      4,300,000             1.60           5/08/03        4,300,000
  F&S Realty LLC Project                                              7,540,000             1.60           5/08/03        7,540,000
  Sea Pro Boats, Inc. Project                                         1,160,000             1.66           5/08/03        1,160,000
Oconee County, South Carolina PCR                                    11,100,000             1.80           5/01/03       11,100,000
                                                                                                                     --------------
                                                                                                                         28,500,000
South Dakota 1.5%
Brookings, South Dakota IDR - Lomar Development Company
  Project (i)                                                         1,700,000             2.00           5/08/03        1,700,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center
  LLC (i)                                                             1,000,000             1.60           5/08/03        1,000,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals
  and Health Project                                                 25,310,000             1.75           5/08/03       25,310,000
                                                                                                                     --------------
                                                                                                                         28,010,000
Tennessee 3.0%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc.
  Project (i)                                                         5,745,000             3.10           6/01/03        5,745,000
Carter County, Tennessee IDB MFHR Refunding - Willow Run
  Apartments Project (i)                                              6,675,000             1.60           5/08/03        6,675,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey
  Perforated Products Project (i)                                     2,475,000             1.55           5/08/03        2,475,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue -
  Fairfield Glade Community Club (i)                                  6,800,000             1.71           5/08/03        6,800,000
Dickson, Tennessee Health, Educational and Housing Facilities
  Board MFHR - Autumn Park Apartments Project (i)                     5,000,000             1.75           5/08/03        5,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products
  Manufacturing Company Project (i)                                   2,100,000             1.76           5/08/03        2,100,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc.
  Project (i)                                                         2,500,000             1.76           5/08/03        2,500,000
Jackson, Tennessee Health, Educational and Housing Facility
  Board MFHR - Park Ridge Apartments Project (i)                      5,000,000             1.65           5/08/03        5,000,000
Marion County, Tennessee Industrial Environmental Development
  Board EDR - Variform, Inc. Project (i)                              7,000,000             1.40           8/01/03        7,000,000
Memphis-Shelby County, Tennessee IDB IDR Refunding - Techno
  Steel Corporation Project (i)                                       3,375,000             1.66           5/08/03        3,375,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products
  Project (i)                                                         1,400,000             1.76           5/08/03        1,400,000

--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Rutherford County, Tennessee IDB IDR (i):
  Farmers Cooperative Project                                    $      725,000             1.65%          5/08/03   $      725,000
  Tennessee Farmers Cooperative Project                               1,600,000             1.65           5/08/03        1,600,000
Wilson County, Tennessee Health and Educational Facilities
  Board MFHR - Saddlebrook Apartments Project (i)                     5,000,000             1.25           5/08/03        5,000,000
                                                                                                                     --------------
                                                                                                                         55,395,000
Texas 6.5%
Bastrop County, Texas IDC Industrial Revenue - Biocrest
  Partners LP Project (i)                                             5,620,000             2.00           5/08/03        5,620,000
Brazos River Authority, Texas PCR (i)                                15,000,000             1.80           5/08/03       15,000,000
Harris County, Texas Health Facilities Development
  Corporation Revenue (i):
  Series PA 549                                                       8,995,000             1.61           5/08/03        8,995,000
  Series PT 443                                                       4,430,000             1.61           5/08/03        4,430,000
  Series 6                                                            1,830,000             1.67           5/08/03        1,830,000
Harris County, Texas IDC IDR - North American Galvanizing
  Project                                                             4,125,000             1.60           5/08/03        4,125,000
Katy, Texas Independent School District GO - School Building
  Project (i)                                                        35,000,000             1.35           4/01/04       35,000,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd.
  Project (i)                                                         2,900,000             1.60           5/08/03        2,900,000
North Central Texas Health Facility Development Corporation
  Revenue (i)                                                         6,010,000             1.61           5/08/03        6,010,000
Port Development Corporation Marine Terminal Revenue -
  Pasadena Terminal Company, Inc. Project (i)                           150,000             1.65           5/08/03          150,000
San Antonio, Texas HFC MFHR (i)                                       6,425,000             1.57           5/08/03        6,425,000
Tarrant County, Texas HFA Revenue Floating Rate Trusts (h)(i)        13,200,000             3.55           6/15/03       13,200,000
Texas Department of Housing MFHR (i)                                 10,650,000             1.57           5/08/03       10,650,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project (i)                 5,200,000             1.76           5/08/03        5,200,000
                                                                                                                     --------------
                                                                                                                        119,535,000
Utah 0.3%
West Jordan, Utah IDR - Southwire Company Project (i)                 6,040,000             1.66           5/08/03        6,040,000

Virginia 2.1%
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (i)         1,775,000             1.60           5/08/03        1,775,000
Richmond Virginia IDA Revenue - Cogentrix of Richmond, Inc.
  Project (i):
  Series 1990-A                                                      21,000,000             1.45           5/01/03       21,000,000
  Series 1991-A                                                      10,000,000             1.45           5/01/03       10,000,000
  Series 1991-B                                                         500,000             1.45           5/01/03          500,000
Virginia Beach, Virginia IDA Revenue - Management Services
  Group Project (i)                                                   3,000,000             1.60           5/08/03        3,000,000
Virginia Small Business Financing Authority IDR -
  International Parkway Association Project (i)                       2,210,000             1.60           5/08/03        2,210,000
                                                                                                                     --------------
                                                                                                                         38,485,000
Washington 0.1%
Washington EDFA EDR - Art and Theresa Mensonides Project (i)          2,130,000             1.65           5/08/03        2,130,000

Wisconsin 4.8%
Appleton, Wisconsin IDR (i):
  Graphic Communications Project                                      2,100,000             1.65           5/08/03        2,100,000
  Great Northern Corporation Project                                  4,500,000             1.65           5/08/03        4,500,000
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (i)               4,600,000             1.61           5/08/03        4,600,000
Ashwaubenon, Wisconsin IDR - Valley Packaging Supply Company
  Project (i)                                                         2,210,000             1.55           5/08/03        2,210,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau
  Paper Mills Company Project (i)                                     9,500,000             1.70           5/08/03        9,500,000
Caledonia, Wisconsin IDR - Quick Cable Corporation Project (i)        2,745,000             1.60           5/08/03        2,745,000
Columbus, Wisconsin IDR - Maysteel Corporation Project (i)            2,000,000             1.55           5/08/03        2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc.
  Project (i)                                                         4,300,000             1.70           5/08/03        4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project (i)           2,875,000             1.75           5/08/03        2,875,000
Deerfield, Wisconsin IDR Refunding - Interpane Glass Company
  Project (i)                                                         1,600,000             1.65           5/08/03        1,600,000
Eagle, Wisconsin IDR - Generac Corporation Project (i)                3,600,000             1.60           5/08/03        3,600,000
Eau Claire, Wisconsin IDR - Eau Claire Press Company
  Project (i)                                                         1,945,000             1.65           5/08/03        1,945,000
Franklin, Wisconsin IDR (i):
  Howard Henz Company, Inc. Project                                   2,445,000             1.65           5/08/03        2,445,000
  Smyczek/ECS Project                                                 2,000,000             1.70           5/08/03        2,000,000
Germantown, Wisconsin IDR (i)                                         1,500,000             1.65           5/08/03        1,500,000
Howard, Wisconsin IDR - Fox Converting, Inc. Project (i)              4,500,000             1.65           5/08/03        4,500,000
Janesville, Wisconsin IDR Refunding - Seneca Foods
  Corporation Project (i)                                             7,710,000             1.60           5/08/03        7,710,000
Kiel, Wisconsin IDR - Household Utilities, Inc. Project (i)           3,000,000             1.55           5/08/03        3,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue -
 CityForest Corporation Project (i)                              $    8,950,000             1.65%          5/08/03  $     8,950,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (i)            1,825,000             1.55           5/08/03        1,825,000
Milwaukee, Wisconsin Redevelopment Authority Development
 Revenue Refunding - Helwig Carbon Products Project (i)               1,605,000             1.55           5/08/03        1,605,000
Milwaukee, Wisconsin Redevelopment Authority IDR - Palermo
 Villa, Inc. Project (i)                                              2,750,000             1.65           5/08/03        2,750,000
New London, Wisconsin IDR - Wohlt Cheese Corporation
 Project (i)                                                          3,840,000             1.55           5/08/03        3,840,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (i)              2,000,000             1.70           5/08/03        2,000,000
Sheboygan, Wisconsin IDR - Polyfab & Gill-Janssen Project (i)           645,000             1.71           5/08/03          645,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (i)          1,000,000             1.62           5/08/03        1,000,000
West Bend, Wisconsin IDR - BesTech Tool Corporation
  Project (i)                                                         1,480,000             1.65           5/08/03        1,480,000
                                                                                                                    ---------------
                                                                                                                         87,225,000
Wyoming 0.4%
Converse County, Wyoming Environmental Improvement Revenue -
  PacifiCorp Project                                                  5,300,000             2.25           5/01/03        5,300,000
Green River, Wyoming PCR - Allied Corporation Project                 2,000,000             2.15           5/08/03        2,000,000
                                                                                                                    ---------------
                                                                                                                          7,300,000
Multiple States 15.3%
Clipper Tax-Exempt Trust COP (i)                                    121,155,000             1.70           5/08/03      121,155,000
Eastern States Tax-Exempt Mortgage Bond Trust (i)                     3,635,000             5.19           3/01/04        3,635,000
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts (i)           33,815,000             1.90           5/08/03       33,815,000
Macon Trust Pooled Certificates                                      41,125,000             1.61           5/08/03       41,125,000
Pitney Bowes Credit Corporation Leasetops Trusts
  Certificates (i)                                                   17,205,633             2.11          10/15/03       17,205,633
Pitney Bowes Credit Corporation Leasetops Trusts
  Certificates (i)                                                    8,717,996             2.15           7/09/03        8,717,996
Puttable Floating Option Tax-Exempt Receipts                         54,330,000             1.56           5/08/03       54,330,000
                                                                                                                    ---------------
                                                                                                                        279,983,629
-----------------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds                                                                                         1,814,039,588
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.9%                                                                                 1,828,874,784
Other Assets and Liabilities, Net 0.1%                                                                                    1,604,846
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $ 1,830,479,630
===================================================================================================================================

                           STRONG TAX-FREE MONEY FUND

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 2.4%
Florida 0.2%
Orange County, Florida 5.00% Health Facilities Authority
  Revenue (i)                                                    $      250,000             1.46%         11/15/03  $       254,759
Pinellas County, Florida 3.00% Capital Improvement
  Revenue (i)                                                         1,000,000             1.35           1/01/04        1,010,534
                                                                                                                    ---------------
                                                                                                                          1,265,293
Idaho 0.3%
Boise, Idaho 1.65% Housing Authority MFHR Refunding - Civic
  Plaza Housing Project (i)                                           2,500,000             2.26           9/30/03        2,493,763

Michigan 0.9%
Detroit, Michigan 9.50% Local Development Finance Authority
  GO (Pre-Refunded at $102 on 5/01/03) (i)                            5,325,000             1.98           5/01/03        5,429,500
Michigan 4.75% Strategic Fund, Ltd. Obligation Revenue -
  Environmental Research Institute Project (i)                        2,580,000             1.62          10/01/03        2,613,686
                                                                                                                    ---------------
                                                                                                                          8,043,186
Missouri 0.1%
Missouri 2.25% Health and EFA Revenue RAN - Stephens College
  Project (i)                                                         1,000,000             1.75           4/23/04        1,004,806

Tennessee 0.4%
Sumner County, Tennessee 2.20% Capital Outlay Notes                   3,300,000             2.01           6/18/03        3,300,848

Texas 0.0%
Texas 2.75% TRAN                                                        200,000             1.78           8/29/03          200,642

Wisconsin 0.5%
Bloomer, Wisconsin 2.00% School District BAN                          4,825,000             1.42           5/30/03        4,827,324
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                    21,135,862
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Commercial Paper 0.8%
Illinois
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas,
  Ltd. Project                                                   $    7,000,000             1.40%          6/26/03   $    7,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                                                          7,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Put Bonds 98.4%
Alabama 5.8%
Alabama HFA SFMR (i):
  Series A                                                              280,000             1.66           5/08/03          280,000
  Series B                                                              370,000             1.66           5/08/03          370,000
Columbia, Alabama IDB PCR Refunding - Alabama Power Company
  Project                                                            12,000,000             1.35           5/01/03       12,000,000
Gadsden, Alabama IDB PCR Refunding - Alabama Power Company
  Project                                                             3,900,000             1.35           5/01/03        3,900,000
Jefferson County, Alabama Sewer Revenue Refunding (i)                10,365,000             1.40           5/08/03       10,365,000
Mcintosh, Alabama IDB Environmental Revenue Refunding - CIBC
  Specialty                                                           9,500,000             1.40           5/01/03        9,500,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project                                       15,000,000             1.55           5/08/03       15,000,000
                                                                                                                     --------------
                                                                                                                         51,415,000
Alaska 0.5%
Alaska Industrial Development and Export Authority (i):
  Lot 5                                                               2,305,000             1.86           5/08/03        2,305,000
  Lot 6                                                               2,120,000             1.86           5/08/03        2,120,000
  Lot 8                                                                 130,000             1.86           5/08/03          130,000
  Lot 11                                                                 90,000             1.86           5/08/03           90,000
                                                                                                                     --------------
                                                                                                                          4,645,000
Arizona 0.4%
Phoenix, Arizona IDA MFHR (i)                                         3,545,000             2.18           6/15/03        3,545,000

California 6.0%
California GO                                                         8,000,000             1.61           5/08/03        8,000,000
California PCFA PCR Refunding - Pacific Gas & Electric
  Corporation Project (i):
California Municipal Securities Trust Receipts GO (i)                10,000,000             1.50           5/01/03       10,000,000
  Series C                                                            9,250,000             1.43           5/01/03        9,250,000
  Series F                                                           13,500,000             1.38           5/01/03       13,500,000
Irvine, California Public Facilities and Infrastructure
  Authority Lease Revenue - Capital Improvements Projects (i)         6,310,000             1.55           5/08/03        6,310,000
Redondo Beach, California Public Financing Authority (i)              4,480,000             1.40           5/08/03        4,480,000
Santa Clara County - El Camino, California Hospital District
  Hospital Facilities Authority Revenue - Valley Medical
  Center Project (i):
  Series A                                                            1,438,000             1.85           5/08/03        1,438,000
  Series B                                                              625,000             1.85           5/08/03          625,000
                                                                                                                     --------------
                                                                                                                         53,603,000
Colorado 6.7%
Colorado Department of Transportation Revenue (i)                     9,000,000             1.46           5/08/03        9,000,000
Denver, Colorado International Business Center Metropolitan
  District Number 1 Refunding and Improvement (i)                     8,095,000             1.76           5/08/03        8,095,000
Park Creek, Colorado Metropolitan District Revenue (i)               43,000,000             1.65           5/08/03       43,000,000
                                                                                                                     --------------
                                                                                                                         60,095,000
Connecticut 0.4%
Northeast Tax-Exempt Bond Grantor Trust Certificates (i)              3,630,000             1.55           5/08/03        3,630,000

District of Columbia 1.6%
District of Columbia Revenue - Medlantic Project (i)                 11,300,000             1.35           5/01/03       11,300,000
District of Columbia Tobacco Financing Corporation (i)                2,895,000             1.68           5/08/03        2,895,000
                                                                                                                     --------------
                                                                                                                         14,195,000
Florida 8.3%
Broward County, Florida HFA MFHR (i)                                    465,000             1.40           5/08/03          465,000
Capital Trust Agency (h) (i)                                          7,200,000             1.45           5/08/03        7,200,000
Collier County, Florida IDA Educational Facilities Revenue -
  Community School Naples, Inc. Project (i)                           4,000,000             1.35           5/08/03        4,000,000
Collier County, Florida Health Facilities Authority Revenue -
  Cleveland Clinic Health Project (i)                                 2,000,000             1.35           5/01/03        2,000,000
Dade County, Florida Aviation Revenue (i)                               600,000             1.31           5/13/03          600,000
Florida Housing Finance Agency MFHR Refunding - Monterey Lake
  Project (i)                                                           100,000             1.45           5/08/03          100,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Hillsborough County, Florida Aviation Authority Special
  Purpose Revenue Refunding - Delta Air Lines Project (i)        $    1,650,000             3.00%          5/08/03   $    1,650,000
Ithaka Partners II Trust Certificates (i)                             1,963,003             1.60           5/08/03        1,963,003
Jacksonville, Florida Electric Authority Revenue - Electric
  System Project                                                      2,800,000             1.35           5/01/03        2,800,000
Jacksonville, Florida Health Facilities Authority Health
  Facilities Revenue - Samuel C. Taylor Foundation
  Project (i)                                                           150,000             1.40           5/08/03          150,000
Lee County, Florida IDA Healthcare Facilities Revenue
  Refunding - Hope Hospice Project (i)                                8,700,000             1.35           5/08/03        8,700,000
Marion County, Florida Hospital District Revenue - Health
  System Improvement - Munroe Regional Health System
  Project (i)                                                         1,000,000             1.40           5/08/03        1,000,000
Municipal Securities Trust Certificates                               3,195,000             1.45           5/01/03        3,195,000
Nassau County, Florida PCR - Rayonier Project (i)                       435,000             1.30           5/08/03          435,000
Orange County, Florida Health Facilities Authority
  Revenue (i)                                                         8,380,000             1.35           5/08/03        8,380,000
Saint Lucie County, Florida PCR                                      19,200,000             1.37           5/01/03       19,200,000
Sarasota County, Florida Utility Systems Revenue (i)                  3,620,000             1.42           5/08/03        3,620,000
Sunshine State Governmental Finance Common Florida
  Revenue (i)                                                         6,900,000             1.34           5/08/03        6,900,000
University Athletic Association, Inc. Florida Capital
  Improvement Revenue - University Florida Stadium
  Project (i)                                                         2,100,000             1.35           5/01/03        2,100,000
                                                                                                                     --------------
                                                                                                                         74,458,003
Georgia 1.2%
Clayton County, Georgia Development Authority Special
  Facilities Revenue - Delta Air Lines Project (i)                    7,250,000             3.00           5/08/03        7,250,000
Putnam County, Georgia Development Authority PCR - Georgia
  Power Company Plant Branch Project                                  3,100,000             1.40           5/01/03        3,100,000
                                                                                                                     --------------
                                                                                                                         10,350,000
Illinois 9.3%
Illinois DFA Revenue - Provena Health Project (i)                    11,500,000             1.30           5/08/03       11,500,000
Lakemoor, Illinois MFHR (i):
  Series A                                                           34,340,000             1.56           5/08/03       34,340,000
  Series B                                                           37,335,486             1.66           5/08/03       37,335,486
                                                                                                                     --------------
                                                                                                                         83,175,486
Indiana 1.2%
Indianapolis, Indiana Airport Facility Revenue (i):
  Series C                                                            3,970,000             1.67           5/08/03        3,970,000
  Series F                                                            7,000,000             1.67           5/08/03        7,000,000
                                                                                                                     --------------
                                                                                                                         10,970,000
Iowa 0.8%
Indianola, Iowa Health Care Facility Revenue Refunding -
  The Village Project (i)                                             4,710,000             1.50           5/08/03        4,710,000
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health
  Project                                                             2,775,000             1.65           5/08/03        2,775,000
                                                                                                                     --------------
                                                                                                                          7,485,000
Michigan 1.1%
Birmingham, Michigan EDC Revenue - Brown Street Project (i)             830,000             1.70           5/08/03          830,000
Greater Detroit Resources Recovery Authority Revenue (i)              4,620,000             1.43           5/08/03        4,620,000
Jackson County, Michigan EDC Limited Obligation Revenue -
  Thrifty Leoni, Inc. Project (i)                                       200,000             1.70           5/08/03          200,000
Rochester, Michigan Community School District GO (i)                  3,745,000             1.42           5/08/03        3,745,000
                                                                                                                     --------------
                                                                                                                          9,395,000
Minnesota 2.0%
Burnsville, Minnesota Housing Revenue - Provence LLC
  Project (i)                                                        13,518,000             1.61           5/08/03       13,518,000
Canby, Minnesota Community Hospital District Number 1
  Revenue - Sioux Valley Hospitals & Health Systems                   3,425,000             1.65           5/08/03        3,425,000
Red Wing, Minnesota Housing and Redevelopment Authority
  Revenue - YMCA Red Wing Project (i)                                 1,200,000             1.35           5/08/03        1,200,000
                                                                                                                     --------------
                                                                                                                         18,143,000
Missouri 1.0%
Lees Summit, Missouri MFHR (i)                                        9,000,000             1.61           5/08/03        9,000,000

Montana 1.0%
Forsyth, Montana PCR Refunding - Pacificorp Project (i)               8,950,000             1.35           5/01/03        8,950,000

Nebraska 1.1%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (i)                3,510,000             1.45           5/08/03        3,510,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (i)               5,100,000             1.45           5/08/03        5,100,000
Sarpy County, Nebraska Hospital Authority Number 1 Health
  Facilities Revenue - Immanuel Health Systems Project (i)            1,000,000             1.36           5/01/03        1,000,000
                                                                                                                     --------------
                                                                                                                          9,610,000

--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico 0.3%
Hurley, New Mexico PCR - Kennecott Sante Fe Corporation
  Project                                                        $    2,900,000             1.35%          5/01/03   $    2,900,000

New York 1.9%
Monroe County, New York Industrial Development Agency
  Revenue - Electronic Navigation Industries Project                  4,940,000             2.10           7/01/03        4,940,000
New York, New York GO (i)                                             2,200,000             1.40           5/01/03        2,200,000
Ontario County, New York Industrial Development Agency IDR
  Refunding - Seneca Foods Corporation Project (i)                    5,185,000             1.60           5/08/03        5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation
  Project (i)                                                         5,060,000             1.60           5/08/03        5,060,000
                                                                                                                     --------------
                                                                                                                         17,385,000
Ohio 4.3%
Franklin County, Ohio Hospital Revenue (i)                           20,000,000             1.44           5/08/03       20,000,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB
  Hilltop Health Facilities Project (i)                               7,140,000             1.65           5/08/03        7,140,000
Hamilton County, Ohio Hospital Facilities Revenue (i)                11,330,000             1.25           8/14/03       11,330,000
                                                                                                                     --------------
                                                                                                                         38,470,000
Oklahoma 6.2%
Oklahoma HDA MFHR (i):
  Series A                                                           25,000,000             1.55           5/08/03       25,000,000
  Series B                                                           15,000,000             1.55           5/08/03       15,000,000
Tulsa, Oklahoma Industrial Authority Revenue - Tulsa County
  Housing Fund, Inc. Project (i):
  Series 2000                                                         8,300,000             1.45           5/08/03        8,300,000
  Series 2002                                                         7,500,000             1.45           5/08/03        7,500,000
                                                                                                                     --------------
                                                                                                                         55,800,000
Pennsylvania 4.7%
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran
  Project (i)                                                         3,750,000             1.30           4/01/04        3,750,000
College Township, Pennsylvania IDA IDR - Presbyterian Homes
  Project (i)                                                           615,000             2.00          12/01/03          615,000
Montgomery County, Pennsylvania IDA Retirement Community
  Revenue - Actsretirement Life Communities Project (i)               4,200,000             1.45           5/01/03        4,200,000
North Pennsylvania Health, Hospital and Education Authority
  Hospital Revenue - Maple Village Project (i)                        7,610,000             1.50           5/08/03        7,610,000
Northeastern Pennsylvania Hospital and Education Authority
  Health Care Revenue - Wyoming Valley Health Care
  Project (i)                                                        10,000,000             1.45           5/08/03       10,000,000
Pennsylvania Higher EFA Revenue - Association of Independent
  Colleges and Universities Project (i)                               3,100,000             3.25          11/01/03        3,100,000
Schuykill County, Pennsylvania IDA Resources Recovery
  Revenue - Northeastern Power Company Project (i)                    7,500,000             1.45           5/01/03        7,500,000
Union County, Pennsylvania Hospital Authority Revenue -
  Evangelical Community Hospital (i)                                  5,000,000             1.30           2/01/04        5,000,000
                                                                                                                     --------------
                                                                                                                         41,775,000
South Carolina 1.0%
Berkeley County, South Carolina PCR Refunding - Amoco
  Chemical Company Project (i)                                        2,500,000             1.35           5/01/03        2,500,000
Oconee County, South Carolina PCR                                     5,000,000             1.80           5/01/03        5,000,000
South Carolina Housing, Finance and Development Authority
  MFHR (i)                                                            1,120,000             1.52           5/08/03        1,120,000
                                                                                                                     --------------
                                                                                                                          8,620,000
South Dakota 2.5%
Lawrence County, South Dakota PCR Refunding - Homestake
  Mining Project (i)                                                  5,000,000             1.40           5/01/03        5,000,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals
  and Health Project:
  Series 1997                                                        12,750,000             1.65           5/08/03       12,750,000
  Series 2000                                                         4,705,000             1.65           5/08/03        4,705,000
                                                                                                                     --------------
                                                                                                                         22,455,000
Tennessee 2.9%
Jackson, Tennessee Health, Educational and Housing Facility
  Board Revenue (i):
  Union University Project                                            3,800,000             1.61           5/08/03        3,800,000
  University School of Jackson Project                                6,200,000             1.61           5/08/03        6,200,000
Johnson City, Tennessee Health & Education Facilities Board
  Hospital Revenue (i)                                                6,100,000             1.52           5/08/03        6,100,000
Knox County, Tennessee Health, Educational and Housing
  Facilities Board Revenue - Holston Long Term Care
  Project (i)                                                         3,400,000             1.60           5/08/03        3,400,000
Nashville and Davidson Counties, Tennessee Metropolitan
  Government IDB Revenue - Second Harvest Food Bank
  Project (i)                                                         6,500,000             1.61           5/08/03        6,500,000
                                                                                                                     --------------
                                                                                                                          26,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Texas 9.2%
Angelina and Neeches River Authority Texas IDC Solid Waste
  Revenue (i):
  Series C                                                       $    5,300,000             1.37%          5/01/03   $    5,300,000
  Series E                                                            2,500,000             1.37           5/01/03        2,500,000
Harris County, Texas HFC MFHR - Arbor II, Ltd. Project (i)            4,200,000             2.00          10/01/03        4,200,000
Harris County, Texas Health Facilities Development
  Corporation Revenue (i)                                            14,655,000             1.67           5/08/03       14,655,000
Harris County, Texas Health Facilities Development
  Corporation Revenue - St. Lukes Episcopal Hospital Project          6,700,000             1.35           5/01/03        6,700,000
Harris County, Texas IDC PCR Refunding - Shell Oil Company
  Project                                                             6,000,000             1.40           5/01/03        6,000,000
Jewett, Texas EDC IDR - Nucor Corporation Project                     2,100,000             1.40           5/08/03        2,100,000
Katy, Texas Independent School District GO - School Building
  Project (i)                                                        14,700,000             1.35           4/01/04       14,700,000
Matagorda County, Texas Hospital District Revenue (i)                 4,200,000             1.70           5/08/03        4,200,000
Pasadena, Texas Independent School District Revenue (i)               7,800,000             1.35           4/01/04        7,800,000
Port of Port Arthur, Texas Navigational District PCR
  Refunding - Texaco, Inc. Project                                    3,600,000             1.35           5/01/03        3,600,000
Texas Municipal Securities Trust Receipts                            10,270,000             1.42           5/08/03       10,270,000
                                                                                                                     --------------
                                                                                                                         82,025,000
Virginia 1.6%
Alexandria, Virginia Redevelopment and Housing Authority
  MFHR (i)                                                           13,820,000             1.52           5/08/03       13,820,000
Virginia Small Business Financing Authority Revenue
  Refunding - Virginia Foods Project (i)                                200,000             1.55           5/08/03          200,000
                                                                                                                     --------------
                                                                                                                         14,020,000
Washington 0.1%
Washington EDFA EDR - Darigold/Westfarm Foods Project (i)             1,000,000             1.55           5/08/03        1,000,000

West Virginia 2.8%
Harrison County, West Virginia Board of Education MERLOT (i)         17,625,000             1.62           5/08/03       17,625,000
Monongalia County, West Virginia Board of Education Revenue
  MERLOT (i)                                                          7,435,000             1.62           5/08/03        7,435,000
                                                                                                                     --------------
                                                                                                                         25,060,000
Wisconsin 0.8%
Badger Tobacco Asset Securitization Corporation Wisconsin
  Tobacco Settlement Revenue (i)                                      7,015,000             1.63           5/08/03        7,015,000

Wyoming 0.8%
Campbell County, Wyoming IDR - Powder Basin Properties
  Project (i)                                                         4,960,000             1.55           5/08/03        4,960,000
Green River, Wyoming PCR - Allied Corporation Project                 2,360,000             2.15           5/08/03        2,360,000
                                                                                                                     --------------
                                                                                                                          7,320,000
Multiple States 10.9%
Clipper Brigantine Tax-Exempt Certificates Trust (i):
  Series 2000-2                                                      10,535,000             1.71           5/08/03       10,535,000
  Series 2001-1                                                       5,139,000             1.71           5/08/03        5,139,000
IBM Tax-Exempt Trust (i)                                              2,440,000             1.56           5/08/03        2,440,000
MBIA Capital Corporation Tax-Exempt Grantor Trust (i)                 7,955,000             1.51           5/08/03        7,955,000
Putable Floating Option Tax-Exempt Receipts (i)                       3,600,000             1.38           5/01/03        3,600,000
Putable Floating Option Tax-Exempt Receipts (i)                      67,600,000             1.56           5/08/03       67,600,000
                                                                                                                     --------------
                                                                                                                         97,269,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds                                                                                           879,778,489
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 101.6%                                                                                  907,914,351
Other Assets and Liabilities, Net (1.6%)                                                                                (14,356,804)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                    $  893,557,547
===================================================================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.
(f)  All or a portion of security is when-issued.
(g)  See Note 2(J) of Notes to Financial Statements.
(h)  Illiquid security.
(i) Security backed by credit enhancement in the form of a letter of credit and/or insurance.

Percentages are stated as a percent of net assets.

ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                (In Thousands,
                                                               Except As Noted)

                                                                Strong Heritage
                                                                  Money Fund
                                                               ----------------
Assets:
  Investments in Securities, at Amortized Cost                 $      1,946,487
  Receivable for Fund Shares Sold                                            32
  Interest Receivable                                                     2,342
  Other Assets                                                              274
                                                               ----------------
  Total Assets                                                        1,949,135

Liabilities:
  Payable for Fund Shares Redeemed                                           14
  Dividends Payable                                                       1,762
  Cash Overdraft Liability                                                  675
  Accrued Operating Expenses and Other Liabilities                          135
                                                               ----------------
  Total Liabilities                                                       2,586
                                                               ----------------
Net Assets                                                     $      1,946,549
                                                               ================

Net Assets Consist of:

Investor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                $    852,116,940
                                                               ================
  Capital Shares Outstanding (Unlimited Number Authorized)          852,116,940

  Net Asset Value Per Share                                    $           1.00
                                                               ================
Institutional Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                $  1,082,200,417
                                                               ================
  Capital Shares Outstanding (Unlimited Number Authorized)        1,082,200,417

  Net Asset Value Per Share                                    $           1.00
                                                               ================

Advisor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                $     12,231,565
                                                               ================
  Capital Shares Outstanding (Unlimited Number Authorized)           12,231,565

  Net Asset Value Per Share                                    $           1.00
                                                               ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                                             (In Thousands, Except As Noted)

                                                                                                                Strong Ultra
                                                                                            Strong Ultra         Short-Term
                                                                                             Short-Term       Municipal Income
                                                                                            Income Fund             Fund
                                                                                          ----------------    ----------------
Assets:
  Investments in Securities, at Value (Cost of $2,452,807 and $1,823,813, respectively)   $      2,453,989    $      1,823,875
  Receivable for Securities Sold                                                                     6,224              45,110
  Receivable for Fund Shares Sold                                                                    1,618               1,723
  Interest and Dividends Receivable                                                                 27,220              18,693
  Other Assets                                                                                         385                 517
                                                                                          ----------------    ----------------
  Total Assets                                                                                   2,489,436           1,889,918

Liabilities:
  Payable for Securities Purchased                                                                   5,520              74,538
  Payable for Fund Shares Redeemed                                                                   2,449               4,943
  Payable Upon Return of Securities on Loan                                                         33,421                  --
  Dividends Payable                                                                                  7,301               4,176
  Variation Margin Payable                                                                             289                 285
  Accrued Operating Expenses and Other Liabilities                                                     968                 141
                                                                                          ----------------    ----------------
  Total Liabilities                                                                                 49,948              84,083
                                                                                          ----------------    ----------------
Net Assets                                                                                $      2,439,488    $      1,805,835
                                                                                          ================    ================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                           $      2,669,624    $      1,856,249
  Undistributed Net Investment Income (Loss)                                                        (9,824)                (31)
  Undistributed Net Realized Gain (Loss)                                                          (220,970)            (49,935)
  Net Unrealized Appreciation/(Depreciation)                                                           658                (448)
                                                                                          ----------------    ----------------
  Net Assets                                                                              $      2,439,488    $      1,805,835
                                                                                          ================    ================

Investor Class ($ and shares in full)
  Net Assets                                                                              $  2,101,640,637    $  1,344,525,833
  Capital Shares Outstanding (Unlimited Number Authorized)                                     223,273,091         275,562,917

  Net Asset Value Per Share                                                               $           9.41    $           4.88
                                                                                          ================    ================

Institutional Class ($ and shares in full)
  Net Assets                                                                              $    206,306,578    $    416,653,433
  Capital Shares Outstanding (Unlimited Number Authorized)                                      21,931,121          85,423,818

  Net Asset Value Per Share                                                               $           9.41    $           4.88
                                                                                          ================    ================

Advisor Class ($ and shares in full)
  Net Assets                                                                              $    131,540,415    $     44,655,802
  Capital Shares Outstanding (Unlimited Number Authorized)                                      13,981,054           9,153,447

  Net Asset Value Per Share                                                               $           9.41    $           4.88
                                                                                          ================    ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                        (In Thousands, Except Per Share Amount)

                                                           Strong Florida                        Strong
                                                              Municipal                         Municipal         Strong
                                                            Money Market     Strong Money     Money Market       Tax-Free
                                                                Fund          Market Fund         Fund          Money Fund
                                                           --------------   --------------   --------------   --------------
Assets:
  Investments in Securities, at Amortized Cost
    (Including Repurchase Agreements of $0, $221,422,
     $0 and $0, respectively)                              $       15,925   $    1,829,150   $    1,828,875   $      907,914
  Receivable for Securities Sold                                       --               --            1,208               --
  Receivable for Fund Shares Sold                                      --               14               --              725
  Interest Receivable                                                  22            1,843            4,157            2,304
  Other Assets                                                         16              195              246              134
                                                           --------------   --------------   --------------   --------------
  Total Assets                                                     15,963        1,831,202        1,834,486          911,077

Liabilities:
  Payable for Fund Shares Redeemed                                     75               95              494               80
  Dividends Payable                                                    13            1,063            1,566              820
  Cash Overdraft Liability                                            263              450            1,739           16,592
  Accrued Operating Expenses and Other Liabilities                     15              663              207               27
                                                           --------------   --------------   --------------   --------------
  Total Liabilities                                                   366            2,271            4,006           17,519
                                                           --------------   --------------   --------------   --------------
Net Assets                                                 $       15,597   $    1,828,931   $    1,830,480   $      893,558
                                                           ==============   ==============   ==============   ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)            $       15,597   $    1,828,931   $    1,830,480   $      893,558
                                                           ==============   ==============   ==============   ==============

  Capital Shares Outstanding (Unlimited Number Authorized)         15,597        1,828,931        1,830,480          893,558

  Net Asset Value Per Share                                $         1.00   $         1.00   $         1.00   $         1.00
                                                           ==============   ==============   ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                             (In Thousands)

                                                            Strong Heritage
                                                              Money Fund
                                                            ----------------

Interest Income                                             $         16,151
Expenses (Note 4):
  Investment Advisory Fees                                             1,621
  Administrative Fees                                                  1,864
  Custodian Fees                                                          66
  Shareholder Servicing Costs                                            320
  12b-1 Fees                                                              15
  Other                                                                  297
                                                            ----------------
  Total Expenses before Expense Offsets                                4,183
  Expense Offsets                                                     (1,201)
                                                            ----------------
  Expenses, Net                                                        2,982
                                                            ----------------
Net Investment Income (Loss) and Net Increase
  (Decrease) in Net Assets Resulting from Operations        $         13,169
                                                            ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          (In Thousands)

                                                                  Strong Ultra       Strong Ultra
                                                                   Short-Term         Short-Term
                                                                  Income Fund     Municipal Income Fund
                                                                  ------------    ---------------------
Income:
  Interest                                                        $     46,712    $              29,604
  Dividends - Unaffiliated Issuers                                          50                       --
  Dividends - Affiliated Issuers                                            --                      290
                                                                  ------------    ---------------------
  Total Income                                                          46,762                   29,894

Expenses (Note 4):
  Investment Advisory Fees                                               3,551                    2,581
  Administrative Fees                                                    3,575                    2,242
  Custodian Fees                                                            70                       47
  Shareholder Servicing Costs                                            1,973                      300
  12b-1 Fees                                                               134                       44
  Federal and State Registration Fees                                       61                      119
  Other                                                                    525                      141
                                                                  ------------    ---------------------
  Total Expenses before Expense Offsets                                  9,889                    5,474
  Expense Offsets                                                          (28)                      (4)
                                                                  ------------    ---------------------
  Expenses, Net                                                          9,861                    5,470
                                                                  ------------    ---------------------
Net Investment Income (Loss)                                            36,901                   24,424

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                         (1,271)                  (1,085)
    Futures Contracts                                                   (3,106)                     (82)
                                                                  ------------    ---------------------
    Net Realized Gain (Loss)                                            (4,377)                  (1,167)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                         11,682                    3,338
    Futures Contracts                                                    1,774                     (171)
    Swaps                                                                  122                       --
                                                                  ------------    ---------------------
  Net Change in Unrealized Appreciation/Depreciation                    13,578                    3,167
                                                                  ------------    ---------------------
Net Gain (Loss) on Investments                                           9,201                    2,000
                                                                  ------------    ---------------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $     46,102    $              26,424
                                                                  ============    =====================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                              (In Thousands)

                                                      Strong Florida                   Strong Municipal
                                                      Municipal Money   Strong Money     Money Market    Strong Tax-Free
                                                        Market Fund     Market Fund          Fund          Money Fund
                                                      ---------------  --------------  ----------------  ---------------
                                                         (Note 1)
Interest Income                                       $           157  $       14,687  $         16,837  $         5,811
Expenses:
  Investment Advisory Fees                                         18           1,463             1,499              613
  Administration Fees                                              45           3,562             3,693            1,518
  Custodian Fees                                                   10              57                34               17
  Shareholder Servicing Costs                                       5           3,176               403               74
  Professional Fees                                                 8              22                38                8
  Federal and State Registration Fees                              31              31                50               44
  Other                                                             5             684               310               24
                                                      ---------------  --------------  ----------------  ---------------
  Total Expenses before Expense Offsets                           122           8,995             6,027            2,298
  Expense Offsets (Note 4)                                        (67)         (2,641)               (1)          (1,154)
                                                      ---------------  --------------  ----------------  ---------------
  Expenses, Net                                                    55           6,354             6,026            1,144
                                                      ---------------  --------------  ----------------  ---------------
Net Investment Income (Loss) and Net Increase
  (Decrease) in Net Assets Resulting from
  Operations                                          $           102  $        8,333   $        10,811  $         4,667
                                                      ===============  ==============  ================  ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       (In Thousands)

                                                                                                 Strong Heritage Money Fund
                                                                                              --------------------------------
                                                                                              Six Months Ended    Year Ended
                                                                                               April 30, 2003    Oct 31, 2002
                                                                                              ----------------   -------------
                                                                                                 (Unaudited)
Operations:
  Net Investment Income (Loss) and Net Increase (Decrease)
    in Net Assets Resulting from Operations                                                   $         13,169   $      39,400
Distributions:
  From Net Investment Income:
    Investor Class                                                                                      (5,165)        (20,054)
    Institutional Class                                                                                 (7,940)        (19,016)
    Advisor Class                                                                                          (64)           (330)
                                                                                              ----------------   -------------
  Total Distributions                                                                                  (13,169)        (39,400)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                               (189,355)         65,728
                                                                                              ----------------   -------------
Total Increase (Decrease) in Net Assets                                                               (189,355)         65,728
Net Assets:
  Beginning of Period                                                                                2,135,904       2,070,176
                                                                                              ----------------   -------------
  End of Period                                                                               $      1,946,549   $   2,135,904
                                                                                              ================   =============

                                                                Strong Ultra Short-Term            Strong Ultra Short-Term
                                                                      Income Fund                   Municipal Income Fund
                                                           --------------------------------   --------------------------------
                                                           Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                            April 30, 2003    Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                                           ----------------   -------------   ----------------   -------------
                                                             (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income (Loss)                             $         36,901   $     130,802   $         24,424   $      52,097
  Net Realized Gain (Loss)                                           (4,377)       (149,325)            (1,167)        (42,314)
  Net Change in Unrealized Appreciation/Depreciation                 13,578          24,463              3,167          22,979
                                                           ----------------   -------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                                        46,102           5,940             26,424          32,762
Distributions:
  From Net Investment Income:
    Investor Class                                                  (40,114)       (119,701)           (18,914)        (40,653)
    Institutional Class                                              (4,720)        (28,599)            (6,241)        (12,157)
    Advisor Class                                                    (1,958)         (4,028)              (433)           (481)
                                                           ----------------   -------------   ----------------   -------------
  Total Distributions                                               (46,792)       (152,328)           (25,588)        (53,291)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                                 (52,640)     (1,216,247)           160,326         (43,193)
                                                           ----------------   -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                             (53,330)     (1,362,635)           161,162         (63,722)
Net Assets:
  Beginning of Period                                             2,492,818       3,855,453          1,644,673       1,708,395
                                                           ----------------   -------------   ----------------   -------------
  End of Period                                            $      2,439,488   $   2,492,818   $      1,805,835   $   1,644,673
                                                           ================   =============   ================   =============
  Undistributed Net Investment Income (Loss)               $         (9,824)  $          67   $            (31)  $       1,133

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                    Strong Florida
                                                                    Municipal Money                Strong Money
                                                                      Market Fund                  Market Fund
                                                                    ---------------    ----------------------------------
                                                                     Period Ended      Six Months Ended    Year Ended
                                                                    April 30, 2003      April 30, 2003    Oct. 31, 2002
                                                                    ---------------    ----------------   ---------------
                                                                      (Unaudited)         (Unaudited)
                                                                       (Note 1)
Operations:
  Net Investment Income (Loss) and
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                                       $           102    $         8,333    $        28,933
Distributions From Net Investment Income                                       (102)            (8,333)           (28,933)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
  from Capital Share Transactions                                            15,597           (255,086)            56,205
                                                                    ---------------    ---------------    ---------------
Total Increase (Decrease) in Net Assets                                      15,597           (255,086)            56,205
Net Assets:
  Beginning of Period                                                            --          2,084,017          2,027,812
                                                                    ---------------    ---------------    ---------------
  End of Period                                                     $        15,597    $     1,828,931    $     2,084,017
                                                                    ===============    ===============    ===============

                                                              Strong Municipal Money                    Strong Tax-Free
                                                                    Market Fund                           Money Fund
                                                       -----------------------------------   -----------------------------------
                                                       Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                                        April 30, 2003      Oct. 31, 2002     April 30, 2003      Oct. 31, 2002
                                                       ----------------    ---------------   ----------------    ---------------
                                                          (Unaudited)                           (Unaudited)
Operations:
  Net Investment Income (Loss) and
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                           $        10,811    $        38,019    $         4,667    $         3,244
Distributions From Net Investment Income                        (10,811)           (38,019)            (4,667)            (3,244)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                            (236,405)          (935,183)           254,873            513,638
                                                        ---------------    ---------------    ---------------    ---------------
Total Increase (Decrease) in Net Assets                        (236,405)          (935,183)           254,873            513,638
Net Assets:
  Beginning of Period                                         2,066,885          3,002,068            638,685            125,047
                                                        ---------------    ---------------    ---------------    ---------------
  End of Period                                         $     1,830,480    $     2,066,885    $       893,558    $       638,685
                                                        ===============    ===============    ===============    ===============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc.)
     - Strong Ultra Short-Term Income Fund (a series of Strong Advantage Fund, Inc.)
     - Strong Ultra Short-Term Municipal Income Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Florida Municipal Money Market Fund (a series of the Strong Income Trust)
     -    Strong Money Market Fund (a series of Strong Money Market Fund, Inc.)
     - Strong Municipal Money Market Fund (a series of Strong Municipal Funds, Inc.)
     -    Strong Tax-Free Money Fund (a series of Strong Municipal Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher minimum investment minimums, and Advisor Class shares are available only through financial professionals.

     Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund offer Investor Class, Institutional Class and Advisor Class shares. Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund offer only Investor Class shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective November 29, 2002, Strong Florida Municipal Money Market Fund commenced operations.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities in the Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are either
          Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted securities that are deemed to be illiquid and held at April 30, 2003 are as follows:

                                                    Aggregate         Aggregate         Percent of
                                                       Cost           Fair Value        Net Assets
                                                 ---------------    --------------      ----------
          Strong Ultra Short-Term Income Fund    $   121,335,112    $   78,387,668          3.21%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying asset fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund deposit in a segregated account with their custodian, in the name of the broker cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest in foreign securities and other assets and liabilities initially expressed in foreign currencies which are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     (H) Forward Foreign Currency Exchange Contracts -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may open forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked- to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Swap Agreements -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (M) Term Loan Commitments -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire loan interests whereby the Funds are committed to lend cash to a borrower in the future under certain conditions. The Funds earn interest on the amount drawn by the borrower and fee income on the undrawn loan commitment. The drawn portion of the loan agreement is recorded as an investment and is subject to security valuation procedures. The undrawn portion of the commitment is valued at the difference between the undrawn loan commitment and the current fair value of the undrawn loan commitment. Each Fund designates liquid securities on its books and records an amount equal to the projected amount of future revolving loans. No Funds held any revolving term loan commitments at April 30, 2003.

          Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire bank term loans under which the Fund obtains its rights directly from the borrower. Such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

     (N) Securities Lending -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At April 30, 2003, cash collateral received was invested in the Institutional Class of the Deutsche Daily Assets Fund.

          At April 30, 2003, Strong Ultra Short-Term Income Fund had securities with a market value of $32,795,307 on loan and had received $33,420,785 in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended April 30, 2003, the securities lending income totaled $51,479.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (O) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (P) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (Q) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. ("the Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                         Administration Fees
                                                                         --------------------------------------------------
                                                         Advisory Fees   Investor Class  Institutional Class  Advisor Class
                                                         -------------   --------------  -------------------  -------------
     Strong Heritage Money Fund                             0.15%            0.37%              0.02%              0.02%
     Strong Ultra Short-Term Income Fund                    0.30%/(1)/       0.33%              0.02%              0.33%
     Strong Ultra Short-Term Municipal Income Fund          0.30%/(1)/       0.33%              0.02%              0.33%
     Strong Florida Municipal Money Market Fund             0.15%            0.37%                 *                  *
     Strong Money Market Fund                               0.15%            0.37%                 *                  *
     Strong Municipal Money Market Fund                     0.15%            0.37%                 *                  *
     Strong Tax-Free Money Fund                             0.15%            0.37%                 *                  *

     * Does not offer share class.

     /(1)/ The Investment Advisory Fees are 0.30% for the first $4 billion, 0.275% for $4 to $6 billion, and 0.25% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for the Investor Class are paid at an annual rate of $31.50 for each open shareholder account of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund and $32.50 for Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund and
     $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net asset value. Transfer agent fees are recorded in the shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor" and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Advisor Class shares. See Note 4.

     Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2003, is as follows:

                                                       Payable to/
                                                    (Receivable From)
                                                      Administrator      Shareholder Servicing    Transfer Agency     Unaffiliated
                                                      or Advisor at        and Other Expenses         Banking          Directors'
                                                      April 30, 2003     Paid to Administrator   Charges/(Credits)        Fees
                                                    -----------------    ---------------------   -----------------    ------------
     Strong Heritage Money Fund                      $       52,334         $      332,060         $       26,411   $       42,660
     Strong Ultra Short-Term Income Fund                    462,292              1,979,191                 27,909           57,293
     Strong Ultra Short-Term Municipal Income Fund           63,339                300,495                  5,700           31,475
     Strong Florida Municipal Money Market Fund                 (55)                 5,110                     45              745
     Strong Money Market Fund                               581,687              3,229,253                 70,448           38,975
     Strong Municipal Money Market Fund                     122,639                410,405                 45,543           47,517
     Strong Tax-Free Money Fund                              10,357                 76,943                  3,796            6,646

     At April 30, 2003, the Distributor owns 12.8% of the outstanding shares of the Strong Florida Municipal Money Market Fund.

4.   Expenses and Expense Offsets

     Expenses:

     For the six months ended April 30, 2003, the class specific expenses are as follows:

                                                      Administrative     Shareholder      Reports to       12b-1
                                                           Fees        Servicing Costs   Shareholders       Fees         Other
                                                      --------------   ---------------  --------------   -----------  -----------
     Strong Heritage Money Fund
       Investor Class                                 $    1,742,205   $      227,879   $       45,591            --  $    22,455
       Institutional Class                                   120,796           90,894            4,848            --       14,037
       Advisor Class                                           1,222              976            3,013   $    15,271        2,229
     Strong Ultra Short-Term Income Fund
       Investor Class                                      3,376,446        1,848,826          282,133            --       32,051
       Institutional Class                                    21,359           16,258            6,618            --        2,082
       Advisor Class                                         177,061          107,672            6,070       134,137          209
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                      2,146,052          236,327           35,253            --        6,183
       Institutional Class                                    38,534           28,981              714            --          442
       Advisor Class                                          57,617           34,951              486        43,649           55

--------------------------------------------------------------------------------

     Expense Offsets:

     For the six months ended April 30, 2003, the expense offsets are as follows:

                                                        Expense
                                                      Waivers and         Earnings       Transfer Agency
                                                      Absorptions          Credits       Banking Credits
                                                     --------------    --------------    ---------------
     Strong Heritage Money Fund
       Investor Class                                $     (985,712)               --                --
       Institutional Class                                 (206,858)               --                --
       Advisor Class                                         (7,462)               --                --
       Fund Level                                                --    $       (1,329)
     Strong Ultra Short-Term Income Fund
       Investor Class                                            --                --                --
       Institutional Class                                       --                --                --
       Advisor Class                                             --                --                --
       Fund Level                                                --           (28,285)
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                            --                --                --
       Institutional Class                                       --                --                --
       Advisor Class                                             --                --                --
       Fund Level                                                --            (3,883)               --
     Strong Florida Municipal Money Market Fund             (67,277)              (33)               --
     Strong Money Market Fund                            (2,640,386)             (679)               --
     Strong Municipal Money Market Fund                          --            (1,259)               --
     Strong Tax-Free Money Fund                          (1,152,090)           (2,152)               --

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had no borrowings under the LOC during the period. At April 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the six months ended April 30, 2003, are as follows:

                                                                Purchases                           Sales
                                                     -------------------------------   -------------------------------
                                                     U.S. Government                   U.S. Government
                                                       and Agency          Other         and Agency          Other
                                                     ---------------  --------------   ---------------  --------------
     Strong Ultra Short-Term Income Fund             $  895,790,913               --   $  974,910,447   $    1,999,940
     Strong Ultra Short-Term Municipal Income Fund      745,461,872               --      601,455,435               --

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of April 30, 2003:

                                                                                                               Net Unrealized
                                                                             Gross              Gross           Appreciation/
                                                          Cost of          Unrealized         Unrealized       (Depreciation)
                                                        Investments       Appreciation       Depreciation      on Investments
                                                     ----------------   ----------------   ----------------   ----------------
     Strong Ultra Short-Term Income Fund             $  2,452,806,943   $     54,106,577   $     52,924,425   $      1,182,152
     Strong Ultra Short-Term Municipal Income Fund      1,823,960,944          8,766,962          8,853,345            (86,383)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     The capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:

                                                     Net Capital Loss
                                                       Carryovers
                                                     ----------------
     Strong Heritage Money Fund                      $             --
     Strong Ultra Short-Term Income Fund                  218,897,369
     Strong Ultra Short-Term Municipal Income Fund         48,659,151
     Strong Florida Municipal Money Market Fund                    --
     Strong Money Market Fund                                      --
     Strong Municipal Money Market Fund                            --
     Strong Tax-Free Money Fund                                    --

8.   Capital Share Transactions

                                                                                                   Strong Ultra Short-Term
                                                        Strong Heritage Money Fund                      Income Fund
                                                   ------------------------------------    ------------------------------------
                                                   Six Months Ended       Year Ended       Six Months Ended       Year Ended
                                                    April 30, 2003      Oct. 31, 2002       April 30, 2003      Oct. 31, 2002
                                                   ----------------    ----------------    ----------------    ----------------
                                                     (Unaudited)                              (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:
INVESTOR CLASS
  Proceeds from Shares Sold                        $    323,656,999    $  1,030,481,154    $    638,663,786    $  1,246,600,043
  Proceeds from Reinvestment of Distributions             5,473,166          20,692,026          37,467,934         112,250,249
  Payment for Shares Redeemed                          (511,450,531)     (1,360,258,560)       (666,387,913)     (2,139,557,005)
                                                   ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (182,320,366)       (309,085,380)          9,743,807        (780,706,713)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                           2,765,059,541       4,758,647,832         227,332,585         594,832,399
  Proceeds from Reinvestment of Distributions             1,570,079           6,746,407           4,228,676          26,970,713
  Payment for Shares Redeemed                        (2,763,755,471)     (4,384,982,881)       (327,499,569)     (1,077,512,287)
                                                   ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                            2,874,149         380,411,358         (95,938,308)       (455,709,175)

ADVISOR CLASS
  Proceeds from Shares Sold                                 342,756          33,469,607          69,174,976          92,127,296
  Proceeds from Reinvestment of Distributions                    35             168,851           1,897,970           3,938,989
  Payment for Shares Redeemed                           (10,251,494)        (39,236,803)        (37,518,269)        (75,897,518)
                                                   ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                           (9,908,703)         (5,598,345)         33,554,677          20,168,767
                                                   ----------------    ----------------    ----------------    ----------------

Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                       $   (189,354,920)   $     65,727,633    $    (52,639,824)   $ (1,216,247,121)
                                                   ================    ================    ================    ================

--------------------------------------------------------------------------------

                                                                                              Strong Ultra Short-Term
                                                    Strong Heritage Money Fund                      Income Fund
                                               ------------------------------------    ------------------------------------
                                               Six Months Ended       Year Ended       Six Months Ended       Year Ended
                                                April 30, 2003      Oct. 31, 2002       April 30, 2003      Oct. 31, 2002
                                               ----------------    ----------------    ----------------    ----------------
                                                 (Unaudited)                              (Unaudited)
Transactions in Shares of Each Class of
     the Funds Were as Follows:

INVESTOR CLASS
  Sold                                              323,656,999       1,030,481,154          67,914,149         129,280,378
  Issued in Reinvestment of Distributions             5,473,166          20,692,026           3,982,509          11,670,019
  Redeemed                                         (511,450,531)     (1,360,258,560)        (70,859,473)       (223,099,510)
                                               ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares                (182,320,366)       (309,085,380)          1,037,185         (82,149,113)
                                               ================    ================    ================    ================

INSTITUTIONAL CLASS
  Sold                                            2,765,059,541       4,758,647,832          24,196,850          61,808,850
  Issued in Reinvestment of Distributions             1,570,079           6,746,407             449,815           2,797,092
  Redeemed                                       (2,763,755,471)     (4,384,982,881)        (34,852,907)       (112,325,532)
                                               ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares                   2,874,149         380,411,358         (10,206,242)        (47,719,590)
                                               ================    ================    ================    ================

ADVISOR CLASS
  Sold                                                  342,756          33,469,607           7,359,253           9,598,736
  Issued in Reinvestment of Distributions                    35             168,851             201,914             410,501
  Redeemed                                          (10,251,494)        (39,236,803)         (3,992,312)         (7,932,232)
                                               ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares                  (9,908,703)         (5,598,345)          3,568,855           2,077,005
                                               ================    ================    ================    ================

                                                        Strong Ultra Short-Term
                                                         Municipal Income Fund
                                                   ----------------------------------
                                                   Six Months Ended    Year Ended
                                                    April 30, 2003    Oct. 31, 2002
                                                   ----------------  ----------------
                                                     (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                        $   509,336,027   $    985,911,552
  Proceeds from Reinvestment of Distributions           16,692,811         36,250,855
  Payment for Shares Redeemed                         (438,491,195)    (1,024,788,650)
                                                   ---------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          87,537,643         (2,626,243)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                            242,796,656        472,448,953
  Proceeds from Reinvestment of Distributions            5,602,747         10,237,505
  Payment for Shares Redeemed                         (192,254,571)      (543,220,458)
                                                   ---------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          56,144,832        (60,534,000)

ADVISOR CLASS
  Proceeds from Shares Sold                             30,324,119         27,874,258
  Proceeds from Reinvestment of Distributions              417,485            433,307
  Payment for Shares Redeemed                          (14,098,291)        (8,340,985)
                                                   ---------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          16,643,313         19,966,580
                                                   ---------------   ----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                       $   160,325,788   $    (43,193,663)
                                                   ===============   ================

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                    Strong Ultra Short-Term
                                                     Municipal Income Fund
                                               ---------------------------------
                                               Six Months Ended    Year Ended
                                                April 30, 2003    Oct. 31, 2002
                                               ----------------  ---------------
                                                 (Unaudited)
Transactions in Shares of Each Class of
      the Fund Were as Follows:

INVESTOR CLASS
  Sold                                            104,363,141      201,428,792
  Issued in Reinvestment of Distributions           3,419,621        7,402,936
  Redeemed                                        (89,851,744)    (209,427,609)
                                               --------------    -------------
  Net Increase (Decrease) in Shares                17,931,018         (595,881)
                                               ==============    =============

INSTITUTIONAL CLASS
  Sold                                             49,768,540       96,618,639
  Issued in Reinvestment of Distributions           1,148,911        2,091,490
  Redeemed                                        (39,410,444)    (110,932,744)
                                               --------------    -------------
  Net Increase (Decrease) in Shares                11,507,007      (12,222,615)
                                               ==============    =============

ADVISOR CLASS
  Sold                                              6,214,291        5,695,766
  Issued in Reinvestment of Distributions              85,583           88,542
  Redeemed                                         (2,889,292)      (1,705,994)
                                               --------------    -------------
  Net Increase (Decrease) in Shares                 3,410,582        4,078,314
                                               ==============    =============

                                                      Strong Florida
                                                      Municipal Money
                                                        Market Fund            Strong Money Market Fund
                                                    --------------------  ------------------------------------
                                                        Period Ended      Six Months Ended       Year Ended
                                                       April 30, 2003      April 30, 2003      Oct. 31, 2002
                                                    --------------------  ----------------    ----------------
                                                    (Unaudited) (Note 1)    (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                           $    212,760,912    $    691,357,782    $  1,631,656,252
  Transfer in from Merger (Note 10)                                 --                  --         353,261,220
  Proceeds from Reinvestment of Distributions                   69,317           9,283,271          30,403,760
  Payment for Shares Redeemed                             (197,232,913)       (955,727,065)     (1,959,116,127)
                                                      ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        $     15,597,316    $   (255,086,012)   $     56,205,105
                                                      ================    ================    ================

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                     212,760,912         691,357,782       1,631,656,252
  Transfer in from Merger (Note 10)                                 --                  --         353,261,220
  Issued in Reinvestment of Distributions                       69,317           9,283,271          30,403,760
  Redeemed                                                (197,232,913)       (955,727,065)     (1,959,116,127)
                                                      ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares of the Fund             15,597,316        (255,086,012)         56,205,105
                                                      ================    ================    ================

--------------------------------------------------------------------------------

                                                       Strong Municipal Money Market Fund         Strong Tax-Free Money Fund
                                                      ------------------------------------    -----------------------------------
                                                      Six Months Ended       Year Ended       Six Months Ended     Year Ended
                                                       April 30, 2003      Oct. 31, 2001       April 30, 2003     Oct. 31, 2002
                                                      ----------------    ----------------    ----------------   ----------------
                                                         (Unaudited)                            (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                           $   1,706,807,458    $  5,358,554,228    $  1,397,629,652   $    998,183,713
  Proceeds from Reinvestment of Distributions                11,421,698          37,728,572           4,023,682          2,467,120
  Payment for Shares Redeemed                            (1,954,634,524)     (6,331,465,892)     (1,146,781,142)      (487,012,864)
                                                      -----------------    ----------------    ----------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        $    (236,405,368)   $   (935,183,092)   $    254,872,192   $    513,637,969
                                                      =================    ================    ================   ================

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                    1,706,807,458       5,358,554,228       1,397,629,652        998,183,713
  Issued in Reinvestment of Distributions                    11,421,698          37,728,572           4,023,734          2,467,120
  Redeemed                                                (1,954,634,52)     (6,331,465,892)     (1,146,781,142)      (487,012,864)
                                                      -----------------    ----------------    ----------------   ----------------
  Net Increase (Decrease) in Shares of the Fund            (236,405,368)       (935,183,092)        254,872,244        513,637,969
                                                      =================    ================    ================   ================

9.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2003 is as follows:

                                                     Balance of       Gross       Gross Sales
                                                    Shares Held     Purchases         and
                                                    Nov. 1, 2002  and Additions    Reductions
                                                    ------------  -------------  ------------
     Strong Ultra Short-Term Municipal Income Fund
     ---------------------------------------------
     Strong Municipal Money Market Fund               8,900,000    357,970,000    366,870,000
     Strong Tax-Free Money Fund                      29,050,000    207,540,000    236,590,000

                                                                                  Dividend
                                                      Balance of     Value         Income
                                                     Shares Held    April 30,  Nov. 1, 2002-
                                                    April 30, 2003    2003     April 30, 2003
                                                    --------------  ---------  --------------
     Strong Ultra Short-Term Municipal Income Fund
     ---------------------------------------------
     Strong Municipal Money Market Fund                         --        --     $    132,018
     Strong Tax-Free Money Fund                                 --        --          158,457

10.  Acquisition Information

     Effective May 31, 2002, the Strong Money Market Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Investors Money Fund. Strong Money Market Fund issued 353,261,220 shares (valued at $353,261,220) for the outstanding shares of Strong Investors Money Fund at May 31, 2002. Strong Money Market Fund's Statement of Operations for the year ended October 31, 2002 does not include preacquisition activity of Strong Investors Money Fund. The aggregate net assets of Strong Money Market Fund and Strong Investors Money Fund immediately before the acquisition were $1,866,423,277 and $353,261,220, respectively. The combined net assets of Strong Money Market Fund immediately after the acquisition were $2,219,684,497.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- INVESTOR CLASS

                                                                                              Period Ended
                                                                       --------------------------------------------------------
                                                                        April 30,        Oct.31,       Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                            2003/(b)/         2002           2001         2000/(c)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     1.00      $     1.00     $     1.00     $     1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                           0.01            0.02           0.05           0.04
-------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                       0.01            0.02           0.05           0.04
Less Distributions:
      From Net Investment Income                                            (0.01)          (0.02)         (0.05)         (0.04)
-------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                   (0.01)          (0.02)         (0.05)         (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     1.00      $     1.00     $     1.00     $     1.00
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
      Total Return                                                           +0.5%           +1.7%          +4.7%          +4.2%
      Net Assets, End of Period (In Millions)                          $      852      $    1,034     $    1,344     $    1,438
      Ratio of Expenses to Average Net Assets before Expense Offsets          0.6%*           0.6%           0.6%           0.6%*
      Ratio of Expenses to Average Net Assets                                 0.4%*           0.4%           0.4%           0.4%*
      Ratio of Net Investment Income (Loss) to Average Net Assets             1.1%*           1.7%           4.7%           6.1%*

                                                                              Period Ended
                                                                       -------------------------
                                                                        Feb. 29,       Feb. 28,
Selected Per-Share Data/(a)/                                              2000           1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     1.00     $     1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                           0.05           0.05
------------------------------------------------------------------------------------------------
      Total from Investment Operations                                       0.05           0.05
Less Distributions:
      From Net Investment Income                                            (0.05)         (0.05)
------------------------------------------------------------------------------------------------
      Total Distributions                                                   (0.05)         (0.05)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     1.00     $     1.00
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
      Total Return                                                           +5.1%          +5.3%
      Net Assets, End of Period (In Millions)                          $    1,434     $    1,837
      Ratio of Expenses to Average Net Assets before Expense Offsets          0.6%           0.6%
      Ratio of Expenses to Average Net Assets                                 0.4%           0.3%
      Ratio of Net Investment Income (Loss) to Average Net Assets             5.0%           5.2%

STRONG HERITAGE MONEY FUND -- INSTITUTIONAL CLASS

                                                                                              Period Ended
                                                                  ---------------------------------------------------------------
                                                                     April 30,         Oct. 31,       Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                         2003/(b)/           2002           2001          2000/(d)/
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $         1.00   $         1.00  $         1.00  $         1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                          0.01             0.02            0.05            0.04
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                      0.01             0.02            0.05            0.04
Less Distributions:
      From Net Investment Income                                           (0.01)           (0.02)          (0.05)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                  (0.01)           (0.02)          (0.05)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $         1.00   $         1.00  $         1.00  $         1.00
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
      Total Return                                                          +0.7%            +1.9%           +5.0%           +3.8%
      Net Assets, End of Period (In Millions)                     $        1,082   $        1,079  $          699  $          235
      Ratio of Expenses to Average Net Assets before
        Expense Offsets                                                      0.2%*            0.2%            0.2%            0.2%*
      Ratio of Expenses to Average Net Assets                                0.2%*            0.2%            0.2%            0.2%*
      Ratio of Net Investment Income (Loss) to Average Net Assets            1.3%*            1.9%            4.5%            6.5%*

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from February to October.
(d)  For the period from April 3, 2000 (public launch date) to October 31,
     2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- ADVISOR CLASS

                                                                                             Period Ended
                                                                      --------------------------------------------------------
                                                                       April 30,       Oct. 31,       Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                           2003/(b)/         2002           2001        2000/(c)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $       1.00   $       1.00   $       1.00  $       1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                            0.01           0.02           0.05          0.04
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                        0.01           0.02           0.05          0.04
Less Distributions:
      From Net Investment Income                                             (0.01)         (0.02)         (0.05)        (0.04)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                    (0.01)         (0.02)         (0.05)        (0.04)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $       1.00   $       1.00   $       1.00  $       1.00
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
      Total Return                                                            +0.5%          +1.7%          +4.7%         +3.6%
      Net Assets, End of Period (In Millions)                         $         12   $         22   $         28  $          0/(d)/
      Ratio of Expenses to Average Net Assets before Expense Offsets           0.6%*          0.5%           0.7%          0.8%*
      Ratio of Expenses to Average Net Assets                                  0.4%*          0.4%           0.4%          0.4%*
      Ratio of Net Investment Income (Loss) to Average Net Assets              1.1%*          1.6%           3.8%          6.1%*

STRONG ULTRA SHORT-TERM INCOME FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                                  -----------------------------------------------------------------
                                                                  April 30,   Oct. 31,    Oct. 31,   Oct. 31,   Feb. 29,   Feb. 28,
Selected Per-Share Data/(a)/                                      2003/(b)/      2002        2001    2000/(e)/     2000       1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    9.42   $    9.82   $    9.88  $    9.87  $   9.95  $   10.08
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.14        0.35        0.58       0.43      0.59       0.59
  Net Realized and Unrealized Gains (Losses) on Investments            0.03       (0.32)      (0.05)      0.01     (0.08)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.17        0.03        0.53       0.44      0.51       0.46
Less Distributions:
  From Net Investment Income                                          (0.18)      (0.43)      (0.59)     (0.43)    (0.59)     (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.18)      (0.43)      (0.59)     (0.43)    (0.59)     (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $    9.41   $    9.42   $    9.82  $    9.88  $   9.87  $    9.95
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +1.9%       +0.3%       +5.5%      +4.6%     +5.2%      +4.6%
  Net Assets, End of Period (In Millions)                         $   2,102   $   2,092   $   2,990  $   2,156  $  2,208  $   2,766
  Ratio of Expenses to Average Net Assets before Expense Offsets        0.9%*       0.8%        0.8%       0.8%*     0.8%       0.7%
  Ratio of Expenses to Average Net Assets                               0.9%*       0.8%        0.8%       0.8%*     0.8%       0.7%
  Ratio of Net Investment Income (Loss) to Average Net Assets           3.1%*       3.9%        5.8%       6.5%*     5.9%       5.8%
  Portfolio Turnover Rate/(f)/                                         38.8%       49.5%       69.6%      38.4%     48.1%      79.3%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from April 3, 2000 (public launch date) to October 31,
    2000.
(d) Amount is less than $500,000.
(e) In 2000, the Fund changed its fiscal year-end from February to October.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND--INSTITUTIONAL CLASS

                                                                                        Period Ended
                                                                  --------------------------------------------------------
                                                                  April 30,    Oct. 31,    Oct. 31,   Oct. 31,   Feb. 29,
Selected Per-Share Data/(a)/                                      2003/(b)/      2002        2001     2000/(c)/  2000/(d)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    9.41   $    9.82   $    9.87  $    9.87   $   9.89
Income From Investment Operations:
     Net Investment Income (Loss)                                      0.17        0.36        0.62       0.46       0.32
     Net Realized and Unrealized Gains (Losses) on Investments         0.04       (0.29)      (0.04)        --      (0.02)
--------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  0.21        0.07        0.58       0.46       0.30
Less Distributions:
     From Net Investment Income                                       (0.21)      (0.48)      (0.63)     (0.46)     (0.32)
--------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                              (0.21)      (0.48)      (0.63)     (0.46)     (0.32)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $    9.41   $    9.41   $    9.82  $    9.87   $   9.87
--------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
==========================================================================================================================
     Total Return                                                      +2.2%       +0.7%       +6.0%      +4.8%      +3.1%
     Net Assets, End of Period (In Millions)                      $     206   $     302   $     784  $     348   $    207
     Ratio of Expenses to Average Net Assets before Expense
      Offsets                                                           0.4%*       0.4%        0.4%       0.4%*      0.4%*
     Ratio of Expenses to Average Net Assets                            0.4%*       0.4%        0.4%       0.4%*      0.4%*
     Ratio of Net Investment Income (Loss) to Average Net Assets        3.6%*       4.4%        6.1%       7.0%*      6.5%*
     Portfolio Turnover Rate/(e)/                                      38.8%       49.5%       69.6%      38.4%      48.1%

STRONG ULTRA SHORT-TERM INCOME FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                     Period Ended
                                                                  ----------------------------------------------------------
                                                                  April 30,   Oct. 31,    Oct. 31,   Oct. 31,       Feb. 29,
Selected Per-Share Data/(a)/                                      2003/(b)/     2002        2001    2000/(c)/       2000/(d)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    9.41   $    9.82   $    9.88  $    9.87      $   9.89
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.14        0.34        0.55       0.41          0.27
  Net Realized and Unrealized Gains (Losses) on Investments            0.03       (0.35)      (0.05)      0.01         (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.17       (0.01)       0.50       0.42          0.25
Less Distributions:
  From Net Investment Income                                          (0.17)      (0.40)      (0.56)     (0.41)        (0.27)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.17)      (0.40)      (0.56)     (0.41)        (0.27)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $    9.41   $    9.41   $    9.82  $    9.88      $   9.87
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +1.8%       -0.1%       +5.1%      +4.4%         +2.6%
  Net Assets, End of Period (In Millions)                         $     132   $      98   $      82  $       0/(f)/ $      0/(f)/
  Ratio of Expenses to Average Net Assets before Expense Offsets        1.1%*       1.1%        1.2%       1.1%*         1.1%*
  Ratio of Expenses to Average Net Assets                               1.1%*       1.1%        1.1%       1.1%*         1.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           2.8%*       3.6%        4.9%       6.2%*         5.7%*
  Portfolio Turnover Rate/(e)/                                         38.8%       49.5%       69.6%      38.4%         48.1%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) For the period from September 1, 1999 (public launch date) to February 29, 2000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                      -----------------------------------------------------------------------
                                                      April 30,        Oct. 31,    Oct. 31,   Oct. 31,    Feb. 29,   Feb. 28,
Selected Per-Share Data/(a)/                          2003/(b)/          2002        2001     2000/(c)/     2000       1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    4.88        $    4.94   $   4.95   $    4.96   $   5.04   $   5.03
Income From Investment Operations:
    Net Investment Income (Loss)                           0.07             0.15       0.21        0.16       0.21       0.21
    Net Realized and Unrealized Gains (Losses)
     on Investments                                       (0.00)(g)        (0.06)     (0.01)      (0.01)     (0.08)      0.01
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       0.07             0.09       0.20        0.15       0.13       0.22
Less Distributions:
    From Net Investment Income/(d)/                       (0.07)           (0.15)     (0.21)      (0.16)     (0.21)     (0.21)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (0.07)           (0.15)     (0.21)      (0.16)     (0.21)     (0.21)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    4.88        $    4.88   $   4.94   $    4.95   $   4.96   $   5.04
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
    Total Return                                           +1.5%            +2.0%      +4.0%       +3.0%      +2.7%      +4.5%
    Net Assets, End of Period (In Millions)           $   1,345        $   1,256   $  1,275   $   1,193   $  1,792   $  2,171
    Ratio of Expenses to Average Net Assets before
     Expense Offsets                                        0.7%*            0.7%       0.7%        0.6%*      0.6%       0.6%
    Ratio of Expenses to Average Net Assets                 0.7%*            0.7%       0.7%        0.6%*      0.6%       0.5%
    Ratio of Net Investment Income (Loss) to Average
     Net Assets                                             2.8%*            3.1%       4.1%        4.7%*      4.3%       4.1%
    Portfolio Turnover Rate/(e)/                           53.1%            75.6%      71.3%       36.5%      35.0%      36.0%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND-- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                       --------------------------------------------
                                                                       April 30    Oct. 31,    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                           2003/(b)/     2002        2001     2000/(f)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    4.87   $   4.94   $    4.95   $    4.95
Income From Investment Operations:
    Net Investment Income (Loss)                                            0.08       0.17        0.22        0.06
    Net Realized and Unrealized Gains (Losses) on Investments               0.01      (0.07)      (0.01)         --
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        0.09       0.10        0.21        0.06
Less Distributions:
    From Net Investment Income/(d)/                                        (0.08)     (0.17)      (0.22)      (0.06)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.08)     (0.17)      (0.22)      (0.06)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $    4.88   $   4.87   $    4.94   $    4.95
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
    Total Return                                                            +1.8%      +2.1%       +4.4%       +1.3%
    Net Assets, End of Period (In Millions)                            $     417   $    360   $     425   $     422
    Ratio of Expenses to Average Net Assets before Expense Offsets           0.4%*      0.4%        0.3%        0.3%*
    Ratio of Expenses to Average Net Assets                                  0.4%*      0.4%        0.3%        0.3%*
    Ratio of Net Investment Income (Loss) to Average Net Assets              3.1%*      3.5%        4.5%        5.0%*
    Portfolio Turnover Rate/(e)/                                            53.1%      75.6%       71.3%       36.5%

 * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from August 1, 2000 (public launch date) to October 31,
    2000.
(g) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                       ----------------------------------------------------
                                                                       April 30,       Oct. 31,   Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                           2003/(b)/         2002       2001          2000/(c)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    4.88       $   4.94   $   4.94        $    4.94
Income From Investment Operations:
    Net Investment Income (Loss)                                            0.06           0.14       0.18             0.02
    Net Realized and Unrealized Gains (Losses) on Investments               0.00/(d)/     (0.06)     (0.00)/(d)/         --
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        0.06           0.08       0.18             0.02
Less Distributions:
    From Net Investment Income/(e)/                                        (0.06)         (0.14)     (0.18)           (0.02)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.06)         (0.14)     (0.18)           (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $    4.88       $   4.88   $   4.94        $    4.94
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
    Total Return                                                            +1.2%          +1.6%      +3.7%            +0.4%
    Net Assets, End of Period (In Millions)                            $       45      $     28   $      8        $       0(f)
    Ratio of Expenses to Average Net Assets before Expense Offsets           1.1%*          1.1%       1.1%             1.1%*
    Ratio of Expenses to Average Net Assets                                  1.1%*          1.1%       1.1%             1.0%*
    Ratio of Net Investment Income (Loss) to Average Net Assets              2.3%*          2.7%       3.1%             4.4%*
    Portfolio Turnover Rate/(g)/                                             53.1%         75.6%      71.3%            36.5%

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       Period Ended
                                                                       ------------
                                                                        April 30,
Selected Per-Share Data/(a)/                                             2003/(h)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      1.00
Income From Investment Operations:
    Net Investment Income (Loss)                                              0.00/(d)/
-----------------------------------------------------------------------------------
    Total from Investment Operations                                          0.00/(d)/
Less Distributions:
    From Net Investment Income/(e)/                                           0.00/(d)/
-----------------------------------------------------------------------------------
    Total Distributions                                                       0.00/(d)/
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $      1.00
===================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
    Total Return                                                              +0.4%
    Net Assets, End of Period (In Millions)                            $        16
    Ratio of Expenses to Average Net Assets before Expense Offsets             1.0%*
    Ratio of Expenses to Average Net Assets                                    0.4%*
    Ratio of Net Investment Income (Loss) to Average Net Assets                0.8%*

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from October 3, 2000 (public launch date) to October 31,
    2000.
(d) Amount calculated is less than $0.005.
(e) Tax-exempt for regular federal income tax purposes.
(f) Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) For the period from December 2, 2002 (public launch date) to April 30, 2003 (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MONEY MARKET FUND

                                                                                        Period Ended
                                                    --------------------------------------------------------------------------------
                                                    April 30,       Oct. 31,    Oct. 31,   Oct. 31,    Feb. 29,  Feb. 28,   Oct. 31,
Selected Per-Share Data/(a)/                        2003/(b)/         2002        2001     2000/(c)/     2000    1999/(d)/    1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    1.00       $    1.00   $   1.00   $     1.00  $   1.00  $    1.00  $  1.00
Income From Investment Operations:
    Net Investment Income (Loss)                         0.00/(f)/       0.01       0.04         0.04      0.05       0.02     0.05
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.00            0.01       0.04         0.04      0.05       0.02     0.05
Less Distributions:
    From Net Investment Income                           0.00/(f)/      (0.01)     (0.04)       (0.04)    (0.05)     (0.02)   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  0.00           (0.01)     (0.04)       (0.04)    (0.05)     (0.02)   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Capital Contribution                                   --              --         --           --        --         --       --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    1.00       $    1.00   $   1.00   $     1.00  $   1.00  $    1.00  $  1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
    Total Return                                         +0.4%           +1.4%      +4.5%        +4.0%     +4.8%      +1.5%    +5.3%
    Net Assets, End of Period (In Millions)         $   1,829       $   2,084   $  2,028   $    2,036  $  1,999  $   1,926  $ 1,924
    Ratio of Expenses to Average Net Assets
      before Expense Offsets                              0.9%*           0.9%       0.9%         0.8%*     0.8%       0.9%*    0.9%
    Ratio of Expenses to Average Net Assets               0.7%*           0.7%       0.6%         0.7%*     0.7%       0.6%*    0.5%
    Ratio of Net Investment Income (Loss) to
      Average Net Assets                                  0.9%*           1.4%       4.4%         5.8%*     4.7%       4.6%*    5.2%

STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                               Period Ended
                                                                    ----------------------------------------------------------------
                                                                    April 30,   Oct. 31,   Oct. 31,   Oct. 31,    Feb. 29,  Feb. 28,
Selected Per-Share Data/(a)/                                        2003/(b)/     2002       2001     2000/(c)/     2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    1.00   $   1.00   $   1.00   $    1.00   $   1.00  $  1.00
Income From Investment Operations:
    Net Investment Income (Loss)                                         0.01       0.01       0.03        0.03       0.03     0.03
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.01       0.01       0.03        0.03       0.03     0.03
Less Distributions:
    From Net Investment Income/(e)/                                     (0.01)     (0.01)     (0.03)      (0.03)     (0.03)   (0.03)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (0.01)     (0.01)     (0.03)      (0.03)     (0.03)   (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    1.00   $   1.00   $   1.00   $    1.00   $   1.00  $  1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                         +0.5%      +1.4%      +3.4%       +2.8%      +3.5%    +3.4%
    Net Assets, End of Period (In Millions)                         $   1,830   $  2,067   $  3,002   $   2,746   $  2,467  $  2,105
    Ratio of Expenses to Average Net Assets before Expense Offsets        0.6%*      0.6%       0.6%        0.6%*      0.6%     0.6%
    Ratio of Expenses to Average Net Assets                               0.6%*      0.6%       0.6%        0.6%*      0.6%     0.6%
    Ratio of Net Investment Income (Loss) to Average Net Assets           1.1%*      1.4%       3.3%        4.2%*      3.4%     3.4%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) In 1999, the Fund changed its fiscal year-end from October to February.
(e) Tax-exempt for regular federal income tax purposes.
(f) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG TAX-FREE MONEY FUND

                                                                           Period Ended
                                                                    --------------------------------
                                                                    April 30,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/     2002     2001/(c)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    1.00   $   1.00   $    1.00
Income From Investment Operations:
    Net Investment Income (Loss)                                         0.01       0.01        0.03
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.01       0.01        0.03
Less Distributions:
    From Net Investment Income/(d)/                                     (0.01)     (0.01)      (0.03)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                 (0.01)     (0.01)      (0.03)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    1.00   $   1.00   $    1.00
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
    Total Return                                                         +0.6%      +1.4%       +2.7%
    Net Assets, End of Period (In Millions)                         $     894   $    639   $     125
    Ratio of Expenses to Average Net Assets before Expense Offsets        0.6%*      0.6%        0.7%*
    Ratio of Expenses to Average Net Assets                               0.3%*      0.4%        0.6%*
    Ratio of Net Investment Income (Loss) to Average Net Assets           1.1%*      1.4%        2.8%*

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from December 15, 2000 (public launch date) to October 31, 2001.
(d) Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since
July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro Goldwyn Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; Manpower, Inc. (a world-wide provider of staffing services) since 2001; and Alliance Insurance (formerly the Fireman's
Fund) (an insurance company) from 1975 to 1990; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; and former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; and Vice President of the Advisor from August 2000 to April 2001. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. She was Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse-Madison from December 1993 to August 1996.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; and Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor from December 2001 to November 2002; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; and Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
WWW.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong funds are offered for sale by prospectus only Securities are offered through Strong Investments, Inc. RT3437006-03

                                                      SADVINC/WH2600       04-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Municipal Funds, Inc., on behalf of the Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund;

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    June 24, 2003
         -------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    June 24, 2003
         -------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    June 24, 2003
         -------------